As filed with the Securities and Exchange Commission on October 4, 2019

1933 Act File No. 333-228860

1940 Act File No. 811-22241

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM N-2
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 Pre-Effective Amendment No. 1 Post-Effective Amendment No. and REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 Amendment No. 4	[x] [x] [ ] [x] [x]

PARTNERS GROUP
Private Equity (Master Fund), LLC
(Exact Name of Registrant as Specified in Charter)

c/o Partners Group (USA) Inc.

1114 Avenue of the Americas, 37th Floor

New York, NY 10036

(Address of Principal Executive Offices)

(212) 908-2600

(Registrant’s Telephone Number)

Robert Collins

1114 Avenue of the Americas, 37th Floor

New York, NY 10036

(Name and Address of Agent for Service)

Copy to:
Joshua B. Deringer, Esq. Drinker Biddle & Reath LLP One Logan Square, Ste. 2000 Philadelphia, PA 19103-6996 215-988-2700

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE

OF THIS REGISTRATION STATEMENT.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [x]

It is proposed that this filing will become effective (check appropriate box):

[x] when declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

TITLE OF SECURITIES BEING REGISTERED	PROPOSED MAXIMUM AGGREGATE OFFERING PRICE(1)	AMOUNT OF REGISTRATION FEE
Shares of Beneficial Interest	$100,000	$12.12(2)

(1)	Estimated solely for purposes of calculating the registration fee pursuant to Rule 457 under the Securities Act of 1933.

(2)	$12.12 of which has been previously paid.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SECTION 8(A), MAY DETERMINE.

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the Registration Statement becomes effective. This Prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful.

Subject to completion dated October 4, 2019

Prospectus

Partners Group Private Equity (Master Fund), LLC

LIMITED LIABILITY COMPANY SHARES

Partners Group Private Equity (Master Fund), LLC (the “Fund”) is a Delaware limited liability company registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund’s investment objective is to seek attractive long-term capital appreciation by investing in a globally diversified portfolio of private equity investments. The Fund’s investments are expected to include: (i) direct investments in the equity and/or debt of operating companies; (ii) primary and secondary investments in private equity funds managed by third-party managers; and (iii) listed private equity investments, such as business development companies. The Fund cannot guarantee that its investment objective will be achieved or that the Fund’s portfolio design and risk monitoring strategies will be successful. Investing in the Fund involves a high degree of risk. See “General risks,” “Investment related risks,” “Business and structure related risks,” “Management related risks,” and “Limits of risk disclosure” beginning on page 19.

	Class A Shares	Class I Shares	Total
Public Offering Price	At current net asset value	At current net asset value	[$1,700,000,000]
Sales Load(1)	3.50%	None	[$59,500,000]
Proceeds to the Fund (Before Expenses)(2)	Current net asset value minus sales load	Current net asset value	[$1,640,500,000]

(1)	Subscriptions for Class A Shares are subject to a sales load of up to 3.50%. Generally, the stated minimum investment in the Fund is $50,000 with respect to Class A Shares and $1,000,000 with respect to Class I Shares. These minimums may be reduced for certain investors.

(2)	Assumes all shares currently registered are sold in the continuous offering. Shares (as defined herein) will be offered in a continuous offering at the Fund’s then current net asset value, plus any applicable sales load. The Fund will bear ongoing offering costs associated with the Fund’s continuous offering of Shares. See “Fund expenses.”

This prospectus (the “Prospectus”) applies to the offering of two separate classes of shares of limited liability company interests (“Shares”) in the Fund, designated as Class A and Class I. Additional classes of Shares may be offered by the Fund. The Shares will generally be offered at the net asset value per Share as of the first day of each calendar month. No person who is admitted as a shareholder of the Fund (a “Shareholder”) will have the right to require the Fund to redeem its Shares. This Prospectus is not an offer to sell Shares and is not soliciting an offer to buy Shares in any state or jurisdiction where such offer or sale is not permitted. Investments in the Fund may be made only by “Eligible Investors” as defined herein. See “Eligible investors.”

If you purchase Shares of the Fund, you will become bound by the terms and conditions of the Limited Liability Company Agreement of the Fund (the “LLC Agreement”). A copy of the LLC Agreement is attached as Appendix A to this Prospectus.

Shares are speculative and illiquid securities involving substantial risk of loss.

●	Shares are not listed on any securities exchange and it is not anticipated that a secondary market for Shares will develop.

●	Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the LLC Agreement. Although the Fund may offer to repurchase Shares from time to time, Shares will not be redeemable at a Shareholder’s option nor will they be exchangeable for shares of any other fund. As a result, an investor may not be able to sell or otherwise liquidate his or her Shares.

●	Shares are appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment and for whom an investment in the Fund does not constitute a complete investment program.

This Prospectus concisely provides information that you should know about the Fund before investing and you should retain it for future reference. Additional information about the Fund, including the Fund’s statement of additional information (the “SAI”), dated [●], 2019, has been filed with the Securities and Exchange Commission (the “SEC”). You can request a copy of the SAI and the Fund’s annual and semi-annual reports without charge by writing to the Fund, c/o Partners Group (USA) Inc., 1114 Avenue of the Americas, 37th Floor, New York, NY 10036, or by calling 1-877-748-7209. The SAI is incorporated by reference into this Prospectus in its entirety. The SAI’s table of contents appears on page 66 of this Prospectus. The SAI and other information about the Fund is available on the SEC’s website (http://www.sec.gov).

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elect to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by calling the Fund at 1-877-748-7209 or by email at pgpellc@partnersgroup.com, or by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling the Fund at 1-877-748-7209 or by email at pgpellc@partnersgroup.com. Accordingly, the Fund will then provide reports in paper copy.

You should not construe the contents of this Prospectus as legal, tax or financial advice. You should consult with your own professional advisors as to legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund. You should rely only on the information contained in this Prospectus and the SAI. The Fund has not authorized anyone to provide you with different information. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date shown below. Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

THE FUND’S PRINCIPAL UNDERWRITER IS FORESIDE FUND SERVICES, LLC.

Prospectus

Partners Group Private Equity (Master Fund), LLC

 LIMITED LIABILITY COMPANY SHARES

The date of this Prospectus is [●], 2019

Partners Group Private EQUITY (MASTER FUND), LLC	i

Summary of terms and conditions	ii
Summary of fund expenses	11
Use of proceeds	13
Investment objective and strategies	13
Private equity market overview	14
Investment process overview	17
Due diligence and selection of investments	18
Investment policies	18
General risks	20
Business and structure related risks	23
MANAGEMENT RELATED RISKS	26
Investment related risks	27
Special risks pertaining to investments in portfolio funds	33
risks specific to secondary investments	37
Limits of risk disclosure	37
Management of the Fund	38
Investment Management Fee	41
Distributor	41
Sales Load	42
Distribution Plan	43
Administration	43
Custodian	44
Fund expenses	44
Voting	45
Conflicts of interest	46
DISTRIBUTIONS	47
Dividend reinvestment plan	48
Outstanding securities	49
Repurchases of Shares	49
Transfers of Shares	54
Calculation of net asset value; valuation	54
CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS	56
ERISA considerations	64
Eligible investors	65
Purchasing Shares	65
Additional information	66
Summary of the LLC Agreement	67
Reports to Shareholders	68
Fiscal year	68
Independent registered public accounting firm; legal counsel	68
Inquiries	69
TABLE OF CONTENTS OF SAI	70
APPENDIX A – LIMITED LIABILITY COMPANY AGREEMENT	A-1

Partners Group Private equity (master fund), LLC	ii

Summary of terms and conditions

This is only a summary and does not contain all of the information that you should consider before investing in the Fund. Before investing in the Fund, you should carefully read the more detailed information appearing elsewhere in this Prospectus, the SAI, and the LLC Agreement.

The Fund

The Fund is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”) as a non-diversified, closed-end management investment company. The Fund was organized as a Delaware limited liability company on August 16, 2008.

Prior to January 1, 2017, the Fund operated as a master fund in a master-feeder structure. As of December 31, 2016, the master-feeder structure was reorganized, resulting in a single fund, the Fund, with two separate classes of Shares (the “Reorganization”).

The Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

The Fund offers two separate classes of Shares designated as Class A Shares and Class I Shares. While the Fund currently offers two classes of Shares, it may offer additional classes of Shares in the future. Each class of Shares will have differing characteristics, particularly in terms of the sales charges that Shareholders in that class may bear, and the distribution and service fees that each class may be charged. The Adviser has received an exemptive order from the SEC with respect to the Fund’s multi-class structure upon which the Fund relies.

Investment objective and strategies

The Fund’s investment objective is to seek attractive long-term capital appreciation by investing in a diversified portfolio of private equity investments.

The Fund’s investments (the “Fund Investments”) are expected to include: (i) direct investments in the equity and/or debt of operating companies; (ii) primary and secondary investments in private equity funds (“Portfolio Funds”) managed by third-party managers (“Portfolio Fund Managers”); and (iii) listed private equity vehicles, such as business development companies (including derivatives tied to the returns of such vehicles). For purposes of this Prospectus, (i) listed private equity vehicles that are structured as commingled investment pools are deemed to be Portfolio Funds and (ii) the investment managers of such vehicles, along with the lead investors of direct private equity investments, are deemed to be Portfolio Fund Managers.

Asset allocation and investment selection will be guided by the Adviser’s global relative value analysis, which takes into account changes in the market environment.

The Adviser manages the Fund’s portfolio with a view towards managing liquidity and maintaining a high investment level. Accordingly, the Adviser may make investments and commitments based, in part, on anticipated future distributions from investments. The Adviser also takes other anticipated cash flows into account, such as those relating to new subscriptions, the tender of Shares by investors and any distributions made to investors. To forecast portfolio cash flows, the Adviser utilizes quantitative and qualitative factors, including historical private equity data, actual portfolio observations and qualitative forecasts by the Adviser’s and its affiliates’ investment professionals. See “Investment process overview—Portfolio planning.”

Partners Group Private equity (master fund), LLC	ii

The Adviser intends to use a range of techniques to reduce the risk associated with the Fund’s investment strategy. These techniques may include, without limitation:

●     Diversifying investments and commitments across several “vintage years” (i.e., the year in which a Portfolio Fund begins investing);

●     Actively managing cash and liquid assets; and

Establishing a credit line to provide liquidity for drawdowns by underlying Portfolio Funds, to satisfy tender requests and to satisfy the requirements of the Investment Company Act.To enhance the Fund’s liquidity, particularly in times of possible net outflows through the tender of Shares by investors, the Adviser may sell certain of the Fund’s assets on the Fund’s behalf.

The Fund holds liquid assets and intends to hold such liquid assets to the extent required for purposes of liquidity management and compliance with the Investment Company Act. Over time, during normal market conditions, it is generally not expected that the Fund will hold more than 20% of its net assets in cash or cash equivalents for extended periods of time. To the extent permitted by the Investment Company Act, the Fund may borrow for investment purposes.

There can be no assurance that the investment objective of the Fund will be achieved or that the Fund’s portfolio design and risk monitoring strategies will be successful. See “Investment policies.”

Risk factors

An investment in the Fund involves substantial risks and special considerations. A discussion of the risks associated with an investment in the Fund can be found under “General risks,” “Investment related risks,” “Business and structure related risks,” “Management related risks,” and “Limits of risk disclosure.”

Management

The Fund’s Board of Managers (the “Board”) has overall responsibility for the management and supervision of the business operations of the Fund. See “Management of the Fund—The Board of Managers.” To the extent permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, any committee of the Board or the Adviser.

The Adviser

Pursuant to an investment management agreement (the “Investment Management Agreement”), Partners Group (USA) Inc., an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), serves as the Fund’s investment adviser (the “Adviser”).

Fund administration	The Fund has retained State Street Bank and Trust Company (the “Administrator”) to provide it with certain administrative services. The Fund compensates the Administrator for these services and reimburses the Administrator for certain of its out-of-pocket expenses. See “Fees and expenses” below.

Partners Group Private equity (master fund), LLC	4

Fees and expenses

On an ongoing basis, the Fund bears its own operating expenses (including, without limitation, its offering expenses). A more detailed discussion of the Fund’s expenses can be found under “Fund expenses.”

Investment Management Fee. The Fund pays the Adviser an investment management fee (the “Investment Management Fee”) in consideration of the advisory and other services provided by the Adviser to the Fund. The Fund pays the Adviser a monthly Investment Management Fee equal to 1.50% on an annualized basis of the greater of (i) the Fund’s net asset value and (ii) the Fund’s net asset value less cash and cash equivalents plus the total of all commitments made by the Fund that have not yet been drawn for investment. The Investment Management Fee is paid to the Adviser out of the Fund’s assets, and therefore decreases the net profits or increases the net losses of the Fund. For purposes of determining the Investment Management Fee payable to the Adviser for any month, net asset value is calculated prior to any reduction for any fees and expenses of the Fund for that month, including, without limitation, the Investment Management Fee payable to the Adviser for that month. See “Investment Management Fee.”

Incentive Fee. At the end of each calendar quarter (and at certain other times), the Adviser will be entitled to receive an amount (the “Incentive Fee”) equal to 10% of the excess, if any, of (i) the net profits of the Fund for the relevant period over (ii) the then balance, if any, of the Loss Recovery Account (as defined below). For the purposes of the Incentive Fee, the term “net profits” shall mean the amount by which the net asset value of the Fund on the last day of the relevant period exceeds the net asset value of the Fund as of the commencement of the same period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses).

The Fund will maintain a memorandum account (the “Loss Recovery Account”), which will have an initial balance of zero and will be (i) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter. Shareholders of the Fund will benefit from the Loss Recovery Account in proportion to their holdings of Shares.

Distribution Fee. Pursuant to the conditions of an exemptive order issued by the SEC, the Fund has adopted a Distribution and Services Plan with respect to Class A Shares (the “Distribution Plan”) in compliance with Rule 12b-1 under the Investment Company Act. Under the Distribution Plan, the Fund may pay as compensation up to 0.70% on an annualized basis of the Fund’s net asset value attributable to Class A Shares (the “Distribution Fee”) to the Fund’s Distributor or other qualified recipients under the Distribution Plan. The Distribution Fee is paid out of the Fund’s assets and decreases the net profits or increases the net losses of the Class A Shares. For purposes of determining the Distribution Fee, net asset value will be calculated prior to any reduction for any fees and expenses, including, without limitation, the Distribution Fee payable. Class I Shares are not subject to the Distribution Fee. See “Distribution Plan.”

Administration Fee. The Administrator provides the Fund certain administration and accounting services. In consideration for these services, the Administrator is paid a monthly fee calculated based upon the average net asset value of the Fund, subject to a minimum monthly fee (the “Administration Fee”). The Administration Fee is paid to the Administrator out of the assets of the Fund and therefore decreases the net profits or increases the net losses of the Fund. The Fund also reimburses the Administrator for certain out-of-pocket expenses and pays the Administrator a fee for transfer agency services. See “Administration.”

Partners Group Private equity (master fund), LLC	5

Distributions

Because the Fund intends to qualify annually as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund intends to distribute at least 90% of its annual net taxable income to its Shareholders. Nevertheless, there can be no assurance that the Fund will pay distributions to Shareholders at any particular rate. Each year, a statement on Internal Revenue Service (“IRS”) Form 1099-DIV identifying the amount and character of the Fund’s distributions will be mailed to Shareholders. See “Taxes” below.

Eligible Investors

Each prospective investor in the Fund will be required to certify that it is a “qualified client” within the meaning of Rule 205-3 under the Advisers Act and an “accredited investor” within the meaning of Rule 501 under the Securities Act of 1933, as amended (the “Securities Act”). The criteria for qualifying as a “qualified client” and “accredited investor” are set forth in the subscription documents that must be completed by each prospective investor.

In addition, Shares are generally being offered only to investors that are U.S. persons for U.S. federal income tax purposes. Investors who meet such qualifications are referred to in this Prospectus as “Eligible Investors.” The qualifications required to invest in the Fund will appear in subscription documents that must be completed by each prospective investor. Existing Shareholders who request to purchase additional Shares will be required to qualify as “Eligible Investors” and to complete an additional investor certification prior to any additional purchase.

Prospective investors that are non-U.S. persons for U.S. federal income tax purposes must request a copy of supplemental offering materials without charge by writing to Partners Group (USA) Inc., 1114 Avenue of the Americas, 37th Floor, New York, NY 10036, or by calling the Fund at 1-877-748-7209. See “Certain U.S. federal income tax considerations—Taxation of non-U.S. Shareholders.”

To the extent the Fund identifies any Shareholder holding Shares that was not an Eligible Investor at the time of acquiring such Shares, the Fund reserves the right to (i) cause a mandatory redemption of all or some of the Shares of such Shareholder, or any person acquiring Shares from or through such Shareholder, (ii) retain any unrealized gains or profits associated with Shares held by such Shareholder and/or (iii) take any other action the Board determines to be appropriate in light of the circumstances.

Purchasing Shares

The minimum initial investment in the Fund by any investor is $50,000 with respect to Class A Shares and $1,000,000 with respect to Class I Shares, and the minimum additional investment in the Fund by any investor is $10,000 with respect to Class A Shares and $100,000 with respect to Class I Shares, except for additional purchases pursuant to the dividend reinvestment plan. However, the Fund, in its sole discretion, may accept investments below these minimums. For example, investors subscribing through a given broker/dealer or registered investment adviser may have interests aggregated to meet these minimums, so long as denominations are not less than $50,000 and incremental contributions to those interests are not less than $10,000.

Partners Group Private equity (master fund), LLC	6

Shares will generally be offered for purchase as of the first day of each calendar month, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion.

Subscriptions for Class A Shares are sold subject to a sales load of up to 3.50% of the subscription amount (the “Sales Load”). No Sales Load may be charged without the consent of the Distributor. See “Sales Load.”

Subscriptions are generally subject to the receipt of cleared funds on or prior to the acceptance date set by the Fund and notified to prospective investors. Pending any closing, funds received from prospective investors will be placed in an account with State Street Bank and Trust Company, the Fund’s transfer agent (the “Transfer Agent”). On the date of any closing, the balance in the account with respect to each investor whose investment is accepted will be invested in the Fund on behalf of such investor. Any interest earned with respect to such account will be paid to the Fund and allocated pro rata among Shareholders.

A prospective investor must submit a completed subscription document on or prior to the acceptance date set by the Fund and notified to prospective investors. The Fund reserves the right to accept or reject, in its sole discretion, any request to purchase Shares at any time. The Fund also reserves the right to suspend or terminate offerings of Shares at any time. Additional information regarding the subscription process is set forth under “Purchasing Shares.”

The Initial Closing

The Initial Closing occurred on July 1, 2009. The purchase price of Shares is based on the net asset value per Share as of the date such Shares are purchased. Fractions of Shares will be issued to one one-thousandth of a Share.

Dividend reinvestment plan

The Fund has adopted an “opt out” dividend reinvestment plan (the “DRIP”). Investors that wish to participate in the DRIP will not be required to take any action. A participating investor’s distribution amount will purchase Shares at the net asset value of the Fund. Investors that wish to receive their distributions in cash may do so by making a written election to not participate in the DRIP on the investor’s subscription agreement or by notifying the Administrator in writing (i) via overnight mail, Attn: Partners Group Shareholder Services, c/o State Street Corporation, 1 Heritage Drive, North Quincy, MA 02171, (ii) via USPS mail, Attn: Partners Group Shareholder Services, c/o State Street Corporation, P.O. Box 5493, Boston, MA 02206, or (iii) via fax to (617) 937-3051. Such written notice must be received by the Administrator 60 days prior to the record date of the distribution or the Shareholder will receive such distribution in Shares through the DRIP.

Repurchases of Shares

The Fund is not a liquid investment. No Shareholder will have the right to require the Fund to redeem its Shares. The Fund from time to time may offer to repurchase Shares pursuant to written tenders by the Shareholders.

The Adviser anticipates recommending to the Board that, under normal market circumstances, the Fund conduct repurchase offers of no more than 5% of the Fund’s net assets on or about each January 1, April 1, July 1 and October 1.

Any repurchases of Shares will be made at such times and on such terms as may be determined by the Board from time to time in its sole discretion. The Fund may also elect to repurchase less than the full amount that a Shareholder requests to be repurchased. In determining whether the Fund should offer to repurchase Shares from Shareholders of the Fund pursuant to repurchase requests, the Board may consider, among other things, the recommendation of the Adviser as well as a variety of other operational, business and economic factors.

Partners Group Private equity (master fund), LLC	7

Under certain circumstances, the Board may offer to repurchase Shares at a discount to their prevailing net asset value. In addition, the Board may under certain circumstances elect to postpone, suspend or terminate an offer to repurchase Shares. See “Repurchases of Shares.”

A Shareholder who tenders some but not all of its Shares for repurchase will be required to maintain a minimum account balance of $25,000 with respect to Class A Shares and $100,000 with respect to Class I Shares. Such minimum ownership requirement may be waived by the Board, in its sole discretion. The Fund reserves the right to reduce the amount to be repurchased from a Shareholder so that the required capital balance is maintained.

A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of Shares from a Shareholder at any time prior to the day immediately preceding the one-year anniversary of the Shareholder’s purchase of the Shares. Shares tendered for repurchase will be treated as having been repurchased on a “first in - first out” basis. An early repurchase fee payable by a Shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund. An early repurchase fee payable by a Shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund. See “Repurchases of Shares.”

The Fund has agreed to provide Shareholders with a minimum repurchase threshold (the “Minimum Repurchase Threshold”) which shall be tested on a quarterly basis and which shall be met if either of the following conditions is satisfied over the period encompassed by the most recent four fiscal quarters:

(1)	the Fund offers one quarterly repurchase of its Shares in which all Shares that were tendered by Shareholders are repurchased by the Fund; or

(2)	an amount of Shares equal to at least 10% of the Fund’s average number of outstanding Shares not subject to an early repurchase fee over the period has been repurchased by the Fund.

The Minimum Repurchase Threshold does not guarantee that the Fund will offer to repurchase Shares in any given quarter. When the Fund does make an offer to repurchase Shares, a Shareholder may not be able to liquidate all of their Shares either in response to that repurchase offer, or over the course of several repurchase offers. If a repurchase offer is oversubscribed, the Fund will repurchase only a pro rata portion of the amount tendered by each Shareholder.

If neither condition of the Minimum Repurchase Threshold has been satisfied over the most recent four fiscal quarters, or a repurchase offer period ends with more than 50% of the Fund’s outstanding Shares having been tendered in response to that repurchase offer, the Board will call a special meeting of Shareholders at which Shareholders will be asked to vote on whether to liquidate the Fund. The Fund will be liquidated and dissolved if Shareholders holding at least two thirds (2/3) of the total number of votes eligible to be cast by all Shareholders vote in favor of such liquidation. If Shareholders do not vote to liquidate the Fund, testing of the Minimum Repurchase Threshold will be suspended and will be resumed at the close of the fourth fiscal quarter end following such vote. If Shareholders do vote to liquidate the Fund, the Adviser will seek to liquidate the Fund’s assets over a five year period, after which the Adviser will waive all Investment Management Fees otherwise payable by the Fund.

Partners Group Private equity (master fund), LLC	8

Transfer restrictions

A Shareholder may assign, transfer, sell, encumber, pledge or otherwise dispose of (each, a “transfer”) Shares only (i) by operation of law pursuant to the death, divorce, insolvency, bankruptcy, or adjudicated incompetence of the Shareholder; or (ii) under other limited circumstances, with the consent of the Board (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances). Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of the transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. See “Eligible investors.” Such notice of a proposed transfer of Shares must also be accompanied by properly completed subscription documents in respect of the proposed transferee. In addition, in connection with any request to transfer Shares, the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request.

Each transferring Shareholder and transferee may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer. See “Transfers of Shares.”

The Fund does not currently intend to list Shares on any exchange. As a result, Shareholders should look to the Fund’s repurchase offer as their sole means of liquidating their investment, which may be limited as described above. Additional information regarding Share repurchases is set forth under “Repurchase of Shares.” Accordingly, you should consider that you may not have access to the funds you invest in the Fund for an indefinite period of time.

Taxes

The Fund has elected to be treated as a corporation for federal income tax purposes, and it further intends to elect to be treated, and expects each year to qualify as a RIC for U.S. federal income tax purposes. As such, the Fund generally will not be subject to U.S. federal corporate income tax, provided that it distributes all of its net taxable income and gains each year. It is anticipated that the Fund will principally recognize ordinary interest income each year and therefore dividends paid to Shareholders in respect of such income generally will be taxable to Shareholders at ordinary U.S. federal income tax rates, and not at the reduced rates of U.S. federal income tax that are applicable to individuals for “qualified dividends” and long-term capital gains.

For a discussion of certain tax risks and considerations relating to an investment in the Fund see “Tax Reports” below and “Certain U.S. federal income tax considerations.”

Prospective investors should consult their own tax advisors with respect to the specific U.S. federal, state, local, U.S. and non-U.S. tax consequences, including applicable tax reporting requirements.

Until December 31, 2016, the Fund was classified as a partnership for U.S. federal income tax purposes.

Tax reports

The Fund will distribute to its Shareholders, after the end of each calendar year, IRS Forms 1099-DIV detailing the amounts includible in such investor’s taxable income for such year as ordinary income, qualified dividend income and long-term capital gains. Dividends and other taxable distributions are taxable to the Fund’s Shareholders even if they are reinvested in additional Shares pursuant to the DRIP.

Partners Group Private equity (master fund), LLC	9

Reports to Shareholders

Shareholders will receive an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the Investment Company Act. Shareholders also will be sent reports regarding the Fund’s operations each quarter. See “Reports to Shareholders.”

Fiscal and tax year	The Fund’s fiscal year is the 12-month period ending on March 31. The Fund’s taxable year is the 12-month period ending on October 31.
Term	The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the LLC Agreement.

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Summary of fund expenses

The following table illustrates the expenses and fees that the Fund expects to incur and that Shareholders can expect to bear directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES	CLASS A	CLASS I
Maximum Sales Load (as a percentage of subscription amount)(1)	3.50%	None
Maximum Early Repurchase Fee (as a percentage of repurchased amount)(2)	2.00%	2.00%

ANNUAL FUND EXPENSES (as a percentage of the Fund’s net assets)	CLASS A	CLASS I
Investment Management Fee(3)	1.64%	1.64%
Distribution Fee(4)	0.70%	None
Other Expenses(5)	0.50%	0.48%
Acquired Fund Fees and Expenses(6)	0.70%	0.70%
Total Annual Expenses(7)	3.54%	2.82%

(1)	Subscriptions for Class A Shares are sold subject to a Sales Load of up to 3.50% of the subscription amount. The Sales Load payable by each investor depends upon the amount invested by such investor in Class A Shares. No Sales Load may be charged without the consent of the Distributor. See “Sales Load.”

(2)	A 2.00% early repurchase fee payable to the Fund will be charged with respect to the repurchase of a Shareholder’s Shares at any time prior to the day immediately preceding the one-year anniversary of a Shareholder’s purchase of the Shares (on a “first in - first out” basis). An early repurchase fee payable by a Shareholder may be waived by the Fund, in circumstances where the Board determines that doing so is in the best interests of the Fund and in a manner as will not discriminate unfairly against any Shareholder. In addition, under certain circumstances the Board may offer to repurchase Shares at a discount to their prevailing net asset value. See “Repurchases of Shares.”

(3)	The Fund pays an Investment Management Fee equal to 1.50% on an annualized basis of the greater of (i) the Fund’s net asset value and (ii) the Fund’s net asset value less cash and cash equivalents plus the total of all commitments made by the Fund that have not yet been drawn for investment. For purposes of determining the Investment Management Fee payable to the Adviser for any month, the net asset value will be calculated prior to any reduction for any fees and expenses of the Fund for that month, including, without limitation, the Investment Management Fee payable to the Adviser for that month. See “Investment Management Fee” for additional information. In no event will the Investment Management Fee exceed 1.75% as a percentage of the Fund’s net asset value. In addition, at the end of each calendar quarter of the Fund (and at certain other times), the Adviser (or, to the extent permitted by applicable law, an affiliate of the Adviser) will be entitled to receive an Incentive Fee equal to 10% of the excess, if any, of (i) the net profits of the Fund for the relevant period over (ii) the then balance, if any, of the Loss Recovery Account. For the purposes of the Incentive Fee, the term “net profits” shall mean the amount by which the net asset value of the Fund on the last day of the relevant period exceeds the net asset value of the Fund as of the commencement of the same period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses).

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(4)	The Fund may pay a Distribution Fee of up to 0.70% on an annualized basis of the aggregate net assets of the Fund attributable to Class A Shares to the Fund’s Distributor or other qualified recipients. Payment of the Distribution Fee is governed by the Fund’s Distribution Plan, which, pursuant to the conditions of an exemptive order issued by the SEC, has been adopted by the Fund with respect to Class A Shares in compliance with Rule 12b-1 under the Investment Company Act. Class I Shares are not subject to the Distribution Fee. See “Distribution Plan.”

(5)	“Other Expenses” are based on estimated amounts for the current fiscal year. “Other Expenses” include, among other things, professional fees and other expenses that the Fund will bear, including initial and ongoing offering costs and fees and expenses of the Administrator, transfer agent and custodian.

(6)	Shareholders also indirectly bear a portion of the asset-based fees, performance or incentive fees or allocations and other expenses incurred by the Fund as an investor in the Portfolio Funds. Generally, asset-based fees payable in connection with Portfolio Fund investments will range from 1% to 2.5% (annualized) of the commitment amount of the Fund’s investment, and performance or incentive fees or allocations are typically 20% of a Portfolio Fund’s net profits annually, although it is possible that such amounts may be exceeded for certain Portfolio Fund Managers. Historically, a substantial majority of the direct investments made by the Adviser and its affiliates on behalf of their clients have been made without any “acquired fees” (i.e., free of the management fees and performance/incentive fees or allocations that are typically charged by Portfolio Fund Managers). The “Acquired Fund Fees and Expenses” disclosed above, however, do not reflect any performance-based fees or allocations paid by the Portfolio Funds that are calculated solely on the realization and/or distribution of gains, or on the sum of such gains and unrealized appreciation of assets distributed in-kind, as such fees and allocations for a particular period may be unrelated to the cost of investing in the Portfolio Funds. Figure reflects the “Acquired Fund Fees and Expenses” from April 1, 2018 through March 31, 2019.

(7)	The Adviser has entered into an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding taxes, interest, brokerage commissions, certain transaction related expenses arising out of investments made by the Fund, extraordinary expenses, the Incentive Fee and any acquired fund fees and expenses) do not exceed 3.00% on an annualized basis with respect to the Class A Shares and 2.30% on an annualized basis with respect to the Class I Shares (the “Expense Limit”). For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the expense limit in effect at the time of the waiver or (b) the expense limit in effect at the time of recoupment. The Expense Limitation Agreement is expected to continue for at least one year from the effective date of this Prospectus, and the Expense Limitation Agreement will automatically renew for consecutive one-year periods thereafter. The Expense Limitation Agreement may be terminated by the Adviser or the Fund upon thirty days’ written notice to the other party.

The purpose of the table above is to assist prospective investors in understanding the various fees and expenses Shareholders will bear directly or indirectly. For a more complete description of the various fees and expenses of the Fund, see “Investment Management Fee,” “Administration,” “Custodian,” “Fund expenses,” “Repurchases of Shares” and “Purchasing Shares.”

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that all distributions are reinvested at net asset value and that the percentage amounts listed under Annual Expenses remain the same in the years shown. The assumption in the hypothetical example of a 5% annual return is required by regulation of the SEC applicable to all registered investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of Shares.

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EXAMPLE: You would pay the following expenses based on the imposition of the maximum 3.50% Sales Load (for Class A Shares only) and a $1,000 investment in the Fund, assuming a 5% annual return:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
CLASS A	$73	$151	$231	$438
CLASS I	$33	$100	$169	$354

The example is based on the annual fees and expenses set out on the table above and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the example. A greater rate of return than that used in the example would increase the dollar amount of the asset-based fees paid by the Fund, as well as the effect of the Incentive Fee.

The information contained in the tables below for the fiscal year ended March 31, 2019 sets forth selected information derived from the Fund’s financial statements. Financial statements for the fiscal year ended March 31, 2019 have been audited by PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm. PricewaterhouseCoopers LLP’s report, along with the Fund’s financial statements and notes thereto, are included in the Fund’s annual report for the fiscal year ended March 31, 2019. The Annual Report is included in the Fund’s SAI, which is available upon request from the Fund. The information in the tables below should be read in conjunction with those financial statements and the notes thereto.

Class A Shares^
Per Unit Operating Performance: (1)
Net asset value, beginning of year	$5.51
Income from investment operations:
Net investment income (loss) (2)	(0.05)
Net realized and unrealized gains (losses) on investments	0.55
Net Increase in Net Assets from Operations	0.50
Distributions from:
Net investment income	(0.03)
Net realized gains	(0.25)
Total distributions	(0.28)
Net asset value, end of period	$5.73

Total Return(3) (4)	9.36%

Ratios and supplemental data:
Net assets, end of period in thousands (000's)	$2,243,031
Net investment income (loss) to average net assets before Incentive Fee	0.15%
Ratio of gross expenses to average net assets, excluding Incentive Fee(5) (6)	2.84%
Ratio of incentive fees to average net assets	1.12%
Ratio of gross expenses and Incentive Fee to average net assets(5) (6)	3.96%
Ratio of expense waivers to average net assets	—%
Ratio of net expenses and Incentive Fee to average net assets(6)	3.96%
Ratio of net expenses to average net assets, excluding Incentive Fee(6)	2.84%

Portfolio Turnover	21.75%

^	For the year ended March 31, 2019.
(1)	Selected data for a Net Asset Value per Unit outstanding throughout the period.
(2)	Calculated using average units outstanding.
(3)	Total return based on net asset value calculated as the change in Net Asset Value per Unit during the respective periods, assuming distributions, if any, are reinvested on the effects of the performance of the Fund during the period.
(4)	Not annualized.
(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursement by/to the Adviser.
(6)	Ratio does not include expenses of Primary and Secondary Investments.

Class I Shares^
Per Unit Operating Performance: (1)
Net asset value, beginning of year	$5.52
Income from investment operations:
Net investment income (loss) (2)	(0.01)
Net realized and unrealized gains (losses) on investments	0.56
Net Increase in Net Assets from Operations	0.55
Distributions from:
Net investment income	(0.07)
Net realized gains	(0.25)
Total distributions	(0.32)
Net asset value, end of period	$5.75

Total Return before Incentive Fee(3)	N/A%
Total Return after Incentive Fee(3)	10.14% (1)

Ratios and supplemental data:
Net assets, end of period in thousands (000's)	$1,997,140
Net investment income (loss) to average net assets before Incentive Fee (4) (5)	0.86%
Ratio of gross expenses to average net assets, excluding Incentive Fee(4) (5)	2.12%
Ratio of incentive fees to average net assets	1.12%
Ratio of gross expenses and Incentive Fee to average net assets(5)	3.24%
Ratio of expense waivers to average net assets	—%
Ratio of net expenses and Incentive Fee to average net assets(5)	3.24%
Ratio of net expenses to average net assets, excluding Incentive Fee(5)	2.12%

Portfolio Turnover	21.75%

^	For the year ended March 31, 2019.
(1)	Selected data for a Net Asset Value per Unit outstanding throughout the period.
(2)	Calculated using average units outstanding.
(3)	Total return based on net asset value calculated as the change in Net Asset Value per Unit during the respective periods, assuming distributions, if any, are reinvested on the effects of the performance of the Fund during the period.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursement by/to the Adviser.
(5)	Ratio does not include expenses of Primary and Secondary Investments.

Use of proceeds

The proceeds from the sale of Shares of the Fund, not including the amount of any Sales Loads and the Fund’s fees and expenses (including, without limitation, offering expenses), will be invested by the Fund in accordance with the Fund’s investment objective and strategies as soon as practicable after receipt of such proceeds, consistent with market conditions and the availability of suitable investments. Such proceeds will be invested together with any interest earned in the Fund’s account with the Custodian prior to the closing of the applicable offering. See “Purchasing Shares—Purchase terms.” Delays in investing the Fund’s assets may occur (i) because of the time typically required to complete private equity transactions (which may be considerable), (ii) because certain Portfolio Funds selected by the Adviser may provide infrequent opportunities to purchase their securities, and/or (iii) because of the time required for Portfolio Fund Managers to invest the amounts committed by the Fund.

A portion of the amount of proceeds of the offering of Shares or any other available funds may be invested in short-term debt securities or money market funds pending investment pursuant to the Fund’s investment objective and strategies. In addition, subject to applicable law, the Fund may maintain a portion of its assets in cash or such short-term securities or money market funds to meet operational needs, for temporary defensive purposes, or to maintain liquidity. The Fund may be prevented from achieving its objective during any period in which the Fund’s assets are not substantially invested in accordance with its principal investment strategies.

Investment objective and strategies

Investment objective

The Fund seeks to provide investors with attractive long-term capital appreciation by investing in a diversified private equity portfolio. In particular, the Fund’s objective is to earn superior risk-adjusted returns by systematically overweighting the vehicles, segments and opportunities that the Adviser believes offer the most attractive relative value at a given point in time. The Adviser believes that this investment strategy will capitalize on the diverse, dynamic nature of the private equity industry, resulting in a favorable return pattern relative to funds of funds and vehicles that focus solely on a narrow segment of the market, such as listed private equity.

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It is intended that the Fund will provide Shareholders with asset allocation services and access to private equity investments that are typically only available to large institutional investors, thereby offering an opportunity to increase the efficiency of portfolios that currently lack private equity exposure.

The investment objective of the Fund is not a fundamental policy of the Fund and may be changed by the Board without the vote of a majority (as defined by the Investment Company Act) of the Fund’s outstanding Shares. The Fund’s fundamental policies, which are listed in the SAI, may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund.

Investment strategies

The principal elements of the Adviser’s investment strategy include (i) allocating the assets of the Fund across the broad private equity market, (ii) proprietary sourcing of investment opportunities, (iii) selecting the investments that are believed to offer superior relative value, (iv) seeking to manage the Fund’s investment level and liquidity and (v) seeking to manage risk through ongoing monitoring of the portfolio.

●	Asset Allocation. Just as in public equity markets, asset allocation across private equity market segments is a cornerstone of long-term portfolio performance. The Fund’s portfolio plan will seek to benefit from long-term diversification of investments through exposure to different geographic markets, investment types and vintage years.

●	Access. In many segments of the private equity market, it is not enough to identify promising investments – access is also required. The Fund will seek to provide Shareholders with access to investments that may be unavailable to the investing public due to resource requirements, regulatory restrictions and high investment minimums.

●	Relative Value Analysis. Changing market conditions can dramatically affect the attractiveness of different segments within the overall private equity market. Based on its ongoing review of developments in the private equity industry, the Adviser will attempt to identify and overweight the segments that it believes offer the most attractive investment opportunities.

●	Risk Management. The long-term nature of private equity investments requires a commitment to ongoing risk management. The Adviser seeks to maintain close contact with the Fund’s portfolio companies, and to monitor the performance of individual investments by tracking operating information and other pertinent details.

No guarantee or representation is made that the investment program of the Fund or any Portfolio Fund will be successful, that the various Portfolio Funds selected will produce positive returns or that the Fund will achieve its investment objective.

Private equity market overview

Private equity asset class

Private equity is a common term for investments that are typically made in non-public companies through privately negotiated transactions. Private equity investments may be structured using a range of financial instruments, including common and preferred equity, convertible securities, senior debt, subordinated debt and warrants or other derivatives, depending on the strategy of the investor and the financing requirements of the company.

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Private equity funds, often organized as limited partnerships, are the most common vehicles for making private equity investments. In such funds, investors usually commit to contribute up to a certain amount of capital as and when requested by the fund’s manager or general partner. The general partner then makes private equity investments on behalf of the fund, typically according to a pre-defined investment strategy and time horizon. The fund’s investments are usually realized, or “exited” after a two to six year holding period through a private sale, an initial public offering (IPO) or a recapitalization, and the proceeds are distributed to the fund’s investors. The funds themselves typically have a duration of ten to twelve years.

The private equity market is diverse and can be divided into several different segments, each of which may exhibit distinct characteristics based on combinations of various factors. These include the type and financing stage of the investment, the geographic region in which the investment is made and the vintage year.

Investments in private equity have increased significantly over the last 35 years, driven principally by large institutional investors seeking increased returns and portfolio efficiency. It is now common for large pension funds, endowments and other institutional investors to dedicate several percentage points of their overall portfolios to private equity.

Private equity investment types

●	Direct investments. Direct investments generally involve taking an interest in securities issued by an operating company, whether equity or debt. Direct equity investments generally involve new owners taking a material stake in the target company, frequently a controlling interest, and exercising significant influence on the growth and development of the company through work with the company’s management and board of directors. Direct debt investments typically represent financing for buyout or growth investments, and may have various features and covenants designed to protect the lender’s interests. Direct investments may vary in duration, but usually are exited within two to six years.

In contrast to private equity fund investments (which require a commitment to a largely unknown portfolio), direct investments involve specific situations and particular companies. Accordingly, this style of investing offers the greatest degree of transparency and control in portfolio construction and most directly reflects the investor’s sourcing, underwriting, negotiation and structuring skills. In addition, investing directly is generally the most cost-effective way to make private equity investments, by avoiding the fees and expenses generally associated with investing indirectly through underlying private equity funds.

●	Secondary investments. Secondary investments (secondaries) are interests in existing private equity funds that are acquired in privately negotiated transactions, typically after the end of the private equity fund’s fundraising period. Secondary investments play an important role in a diversified private equity portfolio. Because secondaries allow investors to avoid some of the fees charged by underlying fund managers, secondaries may exhibit little or none of the “J-curve” characteristics associated with primary investments (as described below). In addition, secondaries typically provide earlier distributions than primaries and may provide valuable arbitrage opportunities for sophisticated investors. The ability to source and value potential investments is crucial for success in secondary investing, and the nature of the process typically requires significant resources. As a result, generally only very large and experienced investors are active secondary market participants.

●	Primary investments. Primary investments (primaries) are interests or investments in newly established private equity funds. Most private equity groups raise new funds only every two to four years, and many top-performing funds may be closed to new investors. Because of the limited windows of opportunity for making primary investments in particular funds, strong relationships with leading firms are highly important for primary investors.

Primary investors subscribe for interests during an initial fundraising period, and their capital commitments are then used to fund investments in several individual operating companies (typically ten to thirty) during a defined investment period. The investments of the fund are usually unknown at the time of commitment and primary investors typically have little or no ability to influence the investments made during the fund’s life. Because primary investors must rely on the expertise of the fund manager, an accurate assessment of the manager’s capabilities is essential for investment success.

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Primary investments typically exhibit a value development pattern, commonly known as the “J-curve”, in which the net asset value typically declines moderately during the early years of the fund’s life as investment related fees and expenses are incurred before investment gains have been realized. As the fund matures and portfolio companies are sold, the pattern typically reverses with increasing net asset value and distributions.

●	Listed private equity. Listed private equity companies are typically regulated vehicles listed on a public stock exchange that invest in private equity transactions or funds. Such vehicles may take the form of corporations, business development companies, unit trusts, publicly traded partnerships, or other structures, and may focus on mezzanine, infrastructure, buyout or venture capital investments. Listed private equity may also include investments in publicly listed companies in connection with a privately negotiated financing or an attempt to exercise significant influence on the subject of the investment. Listed private equity investments usually have an indefinite duration.

Listed private equity occupies a small portion of the public equity universe, including only a few professional investors who focus on and actively trade such vehicles. As a result, relatively little market research is performed on listed private equity companies, only limited public data may be available regarding these vehicles and their underlying investments, and market pricing may significantly deviate from published net asset value. This can result in market inefficiencies and may offer opportunities to specialists that can value the underlying private equity investments.

Listed private equity vehicles are typically liquid and capable of being traded daily, in contrast to direct investments and private equity funds, in which capital is subject to lengthy holding periods. Accordingly, listed private equity transactions are significantly easier to execute than other types of private equity investments, giving investors an opportunity to adjust the investment level of their portfolios more efficiently.

Private equity financing stages

In the private equity asset class, the term “financing stage” is used to describe investments (or funds that invest) in companies at a certain stage of development. The different financing stages have distinct risk, return and correlation characteristics and play different roles within a diversified private equity portfolio. Private equity investments can be broken down generally into three financing stages: buyout, venture capital and special situations. These categories may be further subdivided based on the investment strategies that are employed.

●	Buyouts. Control investments in established, cash flow positive companies are usually classified as buyouts. Buyout investments may focus on small-, mid- or large-capitalization companies, and such investments collectively represent a substantial majority of the capital deployed in the overall private equity market. The use of debt financing, or leverage, is prevalent in buyout transactions – particularly in the large-cap segment. Overall, debt financing typically makes up 50-70% of the price paid for a company.

●	Venture capital. Investments in new and emerging companies are usually classified as venture capital. Such investments are often in technology and healthcare related industries. Companies financed by venture capital are generally not cash flow positive at the time of investment and may require several rounds of financing before the company can be sold privately or taken public. Venture capital investors may finance companies along the full path of development or focus on certain sub-stages (usually classified as seed, early and late stage) in partnership with other investors.

●	Special situations. A broad range of investments including private debt instruments, infrastructure investments and distressed debt/turnarounds may be classified as special situations. Many of the Fund’s special situations investments will be in senior and subordinated direct debt investments, such as mezzanine direct investments, which are typically comprised of subordinated debt or preferred stock, possibly in combination with warrants on the company’s common stock. The value drivers and cash flow characteristics of special situations investments are frequently distinct from those of other private equity investments, complementing a buyout and venture capital portfolio.

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Investment process overview

Portfolio planning

The investment process begins with portfolio planning, which is designed to provide a framework for the Fund’s long-term diversification across various dimensions of the global private equity market, such as: (i) direct, secondary, primary, and listed private equity investments; (ii) buyout, venture capital, mezzanine, distressed investments and other special situations; and (iii) investments focused in North America, Europe, Asia and/or Emerging Markets. The portfolio plan also provides for diversification over vintage years and with respect to individual investments. It is expected that through such diversification, the Fund may be able to achieve more consistent returns and lower volatility than would generally be expected if its portfolio were more concentrated.

Because of the distinct cash flow characteristics associated with different types of private equity investments, the portfolio plan and commitment strategy are closely related and must be concurrently defined. The process is based on both quantitative and qualitative factors, including industry data from Thomson Reuters, proprietary databases and input from the investment professionals of the Adviser and its affiliates. Based on its analysis, the Adviser establishes a corresponding commitment strategy. Over time, the commitment strategy may be adjusted based on the Adviser’s analysis of the private equity market, the Fund’s existing portfolio at the relevant time or other pertinent factors.

Relative value analysis

The second step of the investment process is to analyze changing market conditions and their effect on the relative attractiveness of different segments within the overall private equity market. This relative value analysis is based on general economic developments, such as business cycles, credit spreads, equity multiples, IPO opportunities, deregulation, and changes in tax or securities law. In addition, variables specific to particular industry sectors and the overall private equity market are typically evaluated. Based on the outcome of this review, the Adviser will attempt to identify the market segments that it believes offer the most attractive investment opportunities at the relevant time.

The Adviser’s relative value analysis is intended to serve as a guide for tactical capital allocation decisions within the framework of the portfolio plan. Due to the long-term nature of private equity investments, it is generally not practical to dramatically re-allocate a portfolio over a short period of time. Accordingly, the actual allocation of the Fund Investments may deviate significantly from the general relative value views of the Adviser at a particular point in time.

Investment selection

In the final step of the investment process, the Adviser seeks to invest the Fund’s capital allocated to each segment in the highest quality investments available. Opportunities are typically sourced through a network of existing relationships with private equity managers and investors across the globe and subsequently evaluated individually by the Adviser’s and its affiliates’ investment professionals using a structured selection process. See “Due diligence and selection of investments.” As investment opportunities are analyzed, investment professionals seek to evaluate them in relation to historical benchmarks, current information from the Adviser’s and its affiliates’ existing private equity portfolios, and against each other. This comparative analysis can provide insight into the specific investments that offer the greatest value at different points in time in the various segments of the private equity market.

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Due diligence and selection of investments

The Adviser follows a structured five-step process to source, evaluate, select and monitor investments for the Fund. The Adviser’s investment professionals are involved throughout the process and draw on the significant investment resources and insight available through the Adviser’s affiliates, who collectively employ more than 1,200 people across a worldwide network of offices. See “Management of the Fund—Partners Group.” The Adviser’s investment committee is responsible for the portfolio plan and for final investment decisions.

(1)	Deal generation. The Adviser typically identifies prospective investments from multiple sources, the most important of which is a global network of relationships across the private equity industry. Built through the investment activities of the Adviser and its affiliated companies, this network has a historically proven track record of generating high volumes of deal flow. In particular, the Adviser believes the broad scope of its private equity investment activities provides a competitive advantage for deal generation, enabling it to access attractive opportunities in local markets around the world.

(2)	Pre-selection. The initial screening process for investment opportunities is typically based on a confidential information memorandum or an introductory meeting. For opportunities that pass the Adviser and its affiliates’ minimum requirements, a due diligence deal team is assigned to evaluate the opportunity in detail.

(3)	Due diligence. The due diligence process involves a detailed analysis of various aspects of each opportunity, including both qualitative and quantitative assessments. Various proprietary tools and databases are used to better understand market trends, potential return scenarios and/or the historical or anticipated sources of value creation for an investment. Evaluations are generally based on information such as industry dynamics, competitive positioning, financial analysis, comparable analysis, interviews with key personnel, on-site visits, reference calls, third-party consultant reports and/or track record analysis. The investment committee reviews the conclusions of the due diligence analysis and may decline the opportunity, request additional information, or approve subject to tax and legal due diligence.

(4)	Tax and legal assessment. In conjunction with the commercial due diligence process, the tax treatment and legal terms of the investment are considered. Based on this analysis and the findings of external professional advisers, the Adviser’s and/or its affiliates’ internal legal and investment teams seek to negotiate the terms and conditions of the investment. After resolving all open issues and negotiating terms, a final “investment recommendation” is prepared and presented to the investment committee, which finally approves or declines the investment.

(5)	Portfolio monitoring. Post-investment, the Adviser seeks to monitor the Fund’s portfolio through regular interaction with the companies and, where relevant, the private equity sponsors represented in the portfolio. This interaction facilitates on-going portfolio analysis and a proactive approach to addressing any new opportunities or issues that may arise.

Investment policies

Portfolio and liquidity management

The Adviser manages the Fund’s portfolio with a view towards managing liquidity and maintaining a high investment level.

Accordingly, the Adviser may make investments and commitments based, in part, on anticipated future distributions from investments. The Adviser also takes other anticipated cash flows into account, such as those relating to new subscriptions, the tender of Shares by Shareholders and any distributions made to Shareholders. To forecast portfolio cash flows, the Adviser utilizes quantitative and qualitative factors, including historical private equity data, actual portfolio observations and qualitative forecasts by the Adviser’s and its affiliates’ investment professionals. See “Investment process overview—Portfolio planning.”

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The Adviser intends to use a range of techniques to reduce the risk associated with the Fund’s investment strategy. Such techniques may include, without limitation:

●	Diversifying investments and commitments across several vintage years;

●	Actively managing cash and liquid assets; and

●	Establishing a credit line to provide liquidity for drawdowns by underlying Portfolio Funds, to satisfy tender requests and to satisfy the requirements of the Investment Company Act.

The Fund is expected to hold liquid assets to the extent required for purposes of liquidity management and compliance with the Investment Company Act. Over time, during normal market conditions, it is generally not expected that the Fund will hold more than 20% of its net assets in cash or cash equivalents for extended periods of time. To enhance the Fund’s liquidity, particularly in times of possible net outflows through the tender of Shares by Shareholders, the Adviser may sell certain of the Fund’s assets on the Fund’s behalf.

There can be no assurance that the objectives of the Fund with respect to liquidity management will be achieved or that the Fund’s portfolio design and risk management strategies will be successful. Prospective investors should refer to the discussion of the risks associated with the investment strategy and structure of the Fund found under “General risks,” “Investment related risks,” and “Limits of risk disclosure.”

Borrowing by the Fund

The Fund may borrow money to pay operating expenses, including, without limitation, investment management fees, or to purchase portfolio securities, to fund repurchase of Shares or for other portfolio management purposes. Such borrowing may be accomplished through credit facilities or derivative instruments or by other means. The use of borrowings for investment purposes involves a high degree of risk. Under the Investment Company Act, the Fund is not permitted to borrow for any purposes if, immediately after such borrowing, the Fund would have asset coverage (as defined in the Investment Company Act) of less than 300% with respect to indebtedness or less than 200% with respect to preferred stock. The Investment Company Act also provides that the Fund may not declare distributions or purchase its Shares (including through repurchase offers) if, immediately after doing so, it will have an asset coverage of less than 300% or 200%, as applicable. The foregoing requirements do not apply to Portfolio Funds in which the Fund invests unless such Portfolio Funds are registered under the Investment Company Act. The Board may modify the borrowing policies of the Fund, including the purposes for which borrowings may be made, and the length of time that the Fund may hold portfolio securities purchased with borrowed money. The rights of any lenders to the Fund to receive payments of interest or repayments of principal will be senior to those of the Shareholders and the terms of any borrowings may contain provisions that limit certain activities of the Fund.

Hedging techniques

From time to time in its sole discretion, the Adviser may employ various hedging techniques in an attempt to reduce certain potential risks to which the Fund’s portfolio may be exposed. These hedging techniques may involve the use of derivative instruments, including swaps and other arrangements such as exchange-listed and over-the-counter put and call options, rate caps, floors and collars, and futures and forward contracts. The Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as “swaptions.”

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To the extent that the Fund’s potential exposure in a transaction involving options, rate caps, floors or collars, or futures or forward contracts is covered by the segregation of cash or liquid assets or otherwise, the Fund believes that such instruments do not constitute senior securities under the Investment Company Act and, accordingly, will not treat them as being subject to the borrowing restrictions of the Fund.

There are certain risks associated with the use of such hedging techniques. See “Investment related risks—Derivative instruments” and “Investment related risks—Currency risk.”

Temporary and defensive strategies

The Fund may, from time to time in its sole discretion, take temporary or defensive positions in cash, cash equivalents, other short-term securities or money market funds to attempt to reduce volatility caused by adverse market, economic, or other conditions. Any such temporary or defensive positions could prevent the Fund from achieving its investment objective. In addition, subject to applicable law, the Fund may, in the Adviser’s sole discretion, hold cash, cash equivalents, other short-term securities or investments in money market funds pending investment in order to fund anticipated repurchases, expenses of the Fund or other operational needs, or otherwise in the sole discretion of the Adviser. See “Use of proceeds.”

General risks

The following are certain risk factors that relate to the operations and terms of the Fund. These considerations, which do not purport to be a complete description of any of the particular risks referred to or a complete list of all risks involved in an investment in the Fund, should be carefully evaluated before determining whether to invest in the Fund.

The Shares are speculative and illiquid securities involving substantial risk of loss. An investment in the Fund is appropriate only for those investors who do not require a liquid investment, for whom an investment in the Fund does not constitute a complete investment program, and who fully understand and are capable of assuming the risks of an investment in the Fund.

Closed-end fund; liquidity limited to periodic repurchases of Shares

The Fund is a non-diversified, closed-end management investment company designed primarily for long-term investors, and is not intended to be a trading vehicle. The Fund is not a liquid investment and you should not invest in this Fund if you need a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on net asset value. In order to be able to meet daily redemption requests, mutual funds are subject to more stringent liquidity requirements than closed-end funds. In particular, a mutual fund generally may not invest more than 15% of its net assets in illiquid securities. In contrast, the majority of the Fund’s investments will be illiquid.

The Fund does not intend to list its Shares for trading on any national securities exchange. There is no secondary trading market for Shares, and none is expected to develop. Shares are, therefore, not readily marketable. Because the Fund is a closed-end investment company, its Shares are not redeemable at the option of Shareholders and they are not exchangeable for Shares of any other fund. Although the Board may, in its sole discretion, cause the Fund to offer to repurchase outstanding Shares at their net asset value (after all applicable fees), or, in certain circumstances, at a discount, and the Adviser intends to recommend that, in normal market circumstances, the Board conduct repurchase offers of no more than 5% of the Fund’s net assets quarterly on or about each January 1, April 1, July 1 and October 1, Shares are considerably less liquid than shares of funds that trade on a stock exchange, or shares of open-end registered investment companies. It is possible that the Fund may be unable to repurchase all of the Shares that an investor tenders due to the illiquidity of the Fund Investments or if the Shareholders request the Fund to repurchase more Shares than the Fund is then offering to repurchase. There can be no assurance that the Fund will conduct repurchase offers in any particular period and Shareholders may be unable to tender Shares for repurchase for an indefinite period of time.

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There will be a substantial period of time between the date as of which Shareholders must submit a request to have their Shares repurchased and the date they can expect to receive payment for their Shares from the Fund. Shareholders whose Shares are accepted for repurchase bear the risk that the Fund’s net asset value may fluctuate significantly between the time that they submit their repurchase requests and the date as of which such Shares are valued for purposes of such repurchase. Shareholders will have to decide whether to request that the Fund repurchase their Shares without the benefit of having current information regarding the value of Shares on a date proximate to the date on which Shares are valued by the Fund for purposes of effecting such repurchases. See “Repurchases of Shares.”

In considering whether to repurchase Shares during periods of financial market stress, the Board may offer to repurchase Shares at a discount to their prevailing net asset value that appropriately reflects market conditions, subject to applicable law. Further, repurchases of Shares, if any, may be suspended, postponed or terminated by the Board under certain circumstances. See “Repurchases of Shares—Periodic repurchases.” An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of Shares and the underlying investments of the Fund. Additionally, because Shares are not listed on any securities exchange, the Fund is not required, and does not intend, to hold annual meetings of its Shareholders unless called for under the provisions of the Investment Company Act.

Payment in-kind for repurchased Shares

The Fund generally expects to distribute to the holder of Shares that are repurchased a promissory note entitling such holder to the payment of cash in satisfaction of such repurchase. See “Repurchases of Shares—Periodic repurchases.” However, there can be no assurance that the Fund will have sufficient cash to pay for Shares that are being repurchased or that it will be able to liquidate investments at favorable prices to pay for repurchased Shares. The Fund has the right to distribute securities as payment for repurchased Shares in unusual circumstances, including if making a cash payment would result in a material adverse effect on the Fund. For example, the Fund may receive securities from a Fund Investment that are illiquid or difficult to value. In such circumstances, the Adviser would seek to dispose of these securities in a manner that is in the best interests of the Fund, which may include a distribution in-kind to the Fund’s Shareholders. In the event that the Fund makes such a distribution of securities, Shareholders will bear any risks of the distributed securities and may be required to pay a brokerage commission or other costs in order to dispose of such securities.

Non-diversified status

The Fund is a “non-diversified” management investment company. Thus, there are no percentage limitations imposed by the Investment Company Act on the Fund’s assets that may be invested, directly or indirectly, in the securities of any one issuer. Consequently, if one or more Fund Investments are allocated a relatively large percentage of the Fund’s assets, losses suffered by such Fund Investments could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of investments. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company; however, the Fund will be subject to diversification requirements applicable to RICs under the Code. See “Certain U.S. federal income tax considerations.”

Legal, tax and regulatory risks

Legal, tax and regulatory changes could occur during the term of the Fund which may materially adversely affect the Fund. For example, the regulatory and tax environment for leveraged investors and for private equity funds generally is evolving, and changes in the direct or indirect regulation or taxation of leveraged investors or private equity funds may materially adversely affect the ability of the Fund to pursue its investment strategies or achieve its investment objective. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was signed into law on July 21, 2010 and significantly revises and expands the rulemaking, supervisory and enforcement authority of U.S. federal bank, securities and commodities regulators. The implementation of the Dodd-Frank Act requires the adoption of various regulations and the preparation of reports by various agencies over a period of time. It is unclear how these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect the Fund or investments made by the Fund. There can be no assurance that future regulatory actions authorized by the Dodd-Frank Act will not significantly reduce the profitability of the Fund. The implementation of the Dodd-Frank Act could adversely affect the Fund by increasing transaction and/or regulatory compliance costs. On December 11, 2015, the SEC proposed a regulation that, if adopted, would change the regulation of the use of derivatives and financial commitment transactions by registered investment companies. Although the proposed regulation has not been adopted as of the date of this Prospectus, if adopted, the Fund may have difficulty adjusting its investment portfolio and strategy in order to comply with such regulations. In addition, greater regulatory scrutiny may increase the Fund’s and the Adviser’s exposure to potential liabilities. Increased regulatory oversight can also impose administrative burdens on the Fund and the Adviser, including, without limitation, responding to examinations or investigations and implementing new policies and procedures.

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Certain tax risks associated with an investment in the Fund are discussed in “Certain U.S. federal income tax considerations.”

Substantial repurchases

Substantial requests for the Fund to repurchase Shares could require the Fund to liquidate certain of its investments more rapidly than otherwise desirable in order to raise cash to fund the repurchases and achieve a market position appropriately reflecting a smaller asset base. This could have a material adverse effect on the value of the Shares. See “General risks—Closed-end fund; liquidity limited to periodic repurchases of Shares.”

Temporary Investments

Delays in investing the net proceeds of the offering of Shares may impair the Fund’s performance. The Fund cannot assure you it will be able to identify any investments that meet its investment objective or that any investment that the Fund makes will produce a positive return. The Fund may be unable to invest the net proceeds of the Fund’s offering on acceptable terms within the time period that the Fund anticipates or at all, which could harm the Fund’s financial condition and operating results.

Before making investments, the Fund may invest the net proceeds of the Fund’s offering primarily in cash, cash equivalents, U.S. government securities, money market funds, repurchase agreements, and other high-quality debt instruments maturing in one year or less from the time of investment (“Temporary Investments”). This will produce returns that are significantly lower than the returns that the Fund expects to achieve when the Fund’s portfolio is fully invested in securities meeting the Fund’s investment objective. As a result, any distributions that the Fund pays while the Fund’s portfolio is not fully invested in securities meeting its investment objective may be lower than the distributions that the Fund may be able to pay when the Fund portfolio is fully invested in securities meeting the Fund’s investment objective.

Dilution from subsequent offerings of Shares

The Fund may accept additional subscriptions for Shares as determined by the Board, in its sole discretion. Additional purchases will dilute the indirect interests of existing Shareholders in the Fund Investments prior to such purchases, which could have an adverse impact on the existing Shareholders’ interests in the Fund if subsequent Fund Investments underperform the prior investments. Further, in certain cases Portfolio Fund Managers may structure performance-based compensation similarly to the Fund, with such compensation being paid only if gains exceed prior losses (i.e., if the value surpasses a previous “high-water mark”). New purchases of Shares will dilute the benefit of such compensation structures to existing Shareholders.

Valuations of Fund Investments; valuations subject to adjustment

The valuations reported by the Portfolio Fund Managers, based upon which the Fund determines its month-end net asset value and the net asset value per Share may be subject to later adjustment or revision. For example, fiscal year-end net asset value calculations of the Portfolio Funds may be revised as a result of audits by their independent auditors. Other adjustments may occur from time to time. Because such adjustments or revisions, whether increasing or decreasing the net asset value of the Fund at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Fund received by Shareholders who had their Shares repurchased prior to such adjustments and received their repurchase proceeds, subject to the ability of the Fund to adjust or recoup the repurchase proceeds received by Shareholders under certain circumstances as described in “Repurchases of Shares - Periodic repurchases.” As a result, to the extent that such subsequently adjusted valuations from the Portfolio Fund Managers or revisions to the net asset value of a Portfolio Fund or direct private equity investment adversely affect the Fund’s net asset value, the outstanding Shares may be adversely affected by prior repurchases to the benefit of Shareholders who had their Shares repurchased at a net asset value higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding Shares and to the detriment of Shareholders who previously had their Shares repurchased at a net asset value lower than the adjusted amount. The same principles apply to the purchase of Shares. New Shareholders may be affected in a similar way.

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The valuations of Shares may be significantly affected by numerous factors, some of which are beyond the Fund’s control and may not be directly related to the Fund’s operating performance. These factors include:

●	changes in regulatory policies or tax guidelines;

●	changes in earnings or variations in operating results;

●	changes in the value of the Fund Investments;

●	changes in accounting guidelines governing valuation of the Fund Investments;

●	any shortfall in revenue or net income or any increase in losses from levels expected by investors;

●	departure of the Adviser or certain of its respective key personnel;

●	general economic trends and other external factors; and

●	loss of a major funding source.

Reporting requirements

Shareholders who beneficially own Shares that constitute more than 5% or 10% of the Fund’s Shares are subject to certain requirements under the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder. These include requirements to file certain reports with the SEC. The Fund has no obligation to file such reports on behalf of such Shareholders or to notify Shareholders that such reports are required to be made. Shareholders who may be subject to such requirements should consult with their legal advisors.

Business and structure related risks

Reliance on the Adviser

The Adviser has full discretionary authority to identify, structure, allocate, execute, administer, monitor and liquidate Fund Investments and, in doing so, has no responsibility to consult with any Shareholder. Accordingly, an investor in the Fund must rely upon the abilities of the Adviser, and no person should invest in the Fund unless such person is willing to entrust all aspects of the investment decisions of the Fund to the Adviser.

Reliance on the key personnel

The Fund will depend on the investment expertise, skill and network of business contacts of the Adviser. The Adviser will evaluate, negotiate, structure, execute, monitor and service Fund Investments. The Fund’s future success will depend to a significant extent on the continued service and coordination of the Adviser and its investment management team. The departure of certain key personnel of the Adviser or its affiliates could have a material adverse effect on the Fund’s ability to achieve its investment objectives.

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The Fund’s ability to achieve its investment objectives depends on the Adviser’s ability to identify, analyze, invest in, finance and monitor Portfolio Funds and portfolio companies that meet the Fund’s investment criteria. The Adviser’s capabilities in structuring the investment process, providing competent, attentive and efficient services to the Fund, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve the Fund’s investment objectives, the Adviser may need to hire, train, supervise and manage new investment professionals to participate in the Fund’s investment selection and monitoring process. The Adviser may not be able to find investment professionals in a timely manner or at all. Failure to support the Fund’s investment process could have a material adverse effect on the Fund’s business, financial condition and results of operations.

It is anticipated that the Adviser will depend on the relationships of it and of Partners Group affiliates with private equity sponsors, investment banks and commercial banks, and the Fund will rely to a significant extent upon these relationships to provide the Fund with potential investment opportunities. If the Adviser or its affiliates fail to maintain their existing relationships or develop new relationships with other sponsors or sources of investment opportunities, the Fund may not be able to grow its investment portfolio. In addition, individuals with whom the Adviser and its affiliates have relationships are not obligated to provide the Fund, the Adviser or any of their affiliates with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for the Fund.

Competition for investment opportunities

The Fund will compete for investments with other investment funds (including registered investment companies, private equity funds, mezzanine funds and collateralized loan obligation (CLO) funds), as well as traditional financial services companies such as commercial banks, finance companies, business development companies (BDCs), small business investment companies (SBICs) and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas in which they have not traditionally invested, including making investments in private U.S. companies. As a result of these new entrants, competition for investment opportunities in private U.S. companies may strengthen. Many of the Fund’s competitors are substantially larger and have considerably greater financial, technical and marketing resources than the Fund. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to the Fund. In addition, some of the Fund’s competitors may have higher risk tolerances or different risk assessments than the Fund. These characteristics could allow competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than the Fund is able to do. As a result, the Fund may lose investment opportunities if it does not match its competitors’ pricing, terms and structure.

If the Fund is forced to match its competitors’ pricing, terms and structure, it may not be able to achieve acceptable returns on its investments or may bear substantial risk of capital loss. Furthermore, many of the Fund’s competitors are not subject to the source-of-income, asset diversification and distribution requirements the Fund must satisfy to maintain its qualification as a RIC.

Valuation of Fund Investments uncertain

Under the Investment Company Act, the Fund is required to carry Fund Investments at market value or, if there is no readily available market value, at fair value as determined by the Adviser, in accordance with the Fund’s valuation procedures, which have been approved by the Board. There is not a public market or active secondary market for many of the securities of the privately held companies in which the Fund intends to invest. Rather, many of the Fund Investments may be traded on a privately negotiated over-the-counter secondary market for institutional investors. As a result, the Fund will value these securities at fair value as determined in good faith by the Adviser in accordance with the valuation procedures that have been approved by the Board.

The determination of fair value, and thus the amount of unrealized losses the Fund may incur in any year, is to a degree subjective, and the Adviser has a conflict of interest in making the determination. The Fund values these securities monthly at fair value determined in good faith by the Adviser in accordance with the valuation procedures that have been approved by the Board. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, the Fund’s determinations of fair value may differ materially from the values that would have been used if a ready market for these non-traded securities existed. Due to this uncertainty, the Fund’s fair value determinations may cause the Fund’s net asset value on a given date to understate or overstate materially the value that the Fund may ultimately realize upon the sale of one or more Fund Investments. To mitigate the risk, the Fund has retained a valuation assurance service provider to provide the Fund reasonable assurance on the correctness of the processes and procedures leading to the fair value determinations by the Adviser. See “Calculation of net asset value.”

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Amount or frequency of distributions not guaranteed

The Fund expects to pay distributions out of assets legally available for distribution from time to time, at the sole discretion of the Board. Nevertheless, the Fund cannot assure Shareholders that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or year-to-year increases in cash distributions. The Fund’s ability to pay distributions may be adversely affected by the impact of the risks described in this Prospectus. All distributions will depend on the Fund’s earnings, its net investment income, its financial condition, and such other factors as the Board may deem relevant from time to time.

In the event that the Fund encounters delays in locating suitable investment opportunities, the Fund may return all or a substantial portion of the proceeds from the offering of Shares in anticipation of future cash flow, which may constitute a return of your capital and will lower your tax basis in your Shares. A return of capital generally is a return of your investment rather than a return of earnings or gains derived from the Fund’s investment activities and will be made after deduction of the fees and expenses payable in connection with the proceeds from the offering of Shares, including any fees payable to the Adviser.

Uncertain source and quantity of funding

Proceeds from the sale of Shares will be used for the Fund’s investment opportunities, operating expenses and for payment of various fees and expenses such as the Investment Management Fee and other fees. Any working capital reserves the Fund maintains may not be sufficient for investment purposes, and it may require debt or equity financing to operate. Accordingly, in the event that the Fund develops a need for additional capital in the future for investments or for any other reason, these sources of funding may not be available to the Fund. Consequently, if the Fund cannot obtain debt or equity financing on acceptable terms, the ability to acquire investments and expand operations will be adversely affected. As a result, the Fund would be less able to achieve portfolio diversification and the investment objectives, which may negatively impact the Fund’s results of operations and reduce the Fund’s ability to make distributions to Shareholders.

Fluctuations in performance

The Fund could experience fluctuations in its performance due to a number of factors, including, but not limited to, the Fund’s ability or inability to make investments in companies that meet the Fund’s investment criteria, the interest rate payable on the debt securities the Fund acquires, the level of the Fund’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.

Cybersecurity Risk

As part of its business, the Adviser processes, stores and transmits large amounts of electronic information, including information relating to the transactions of the Fund and personally identifiable information of the Shareholders. Similarly, service providers of the Adviser or the Fund, especially the Fund’s Administrator, may process, store and transmit such information. The Adviser has procedures and systems in place that they believe are reasonably designed to protect such information and prevent data loss and security breaches. However, such measures cannot provide absolute security. The techniques used to obtain unauthorized access to data, disable or degrade service, or sabotage systems change frequently and may be difficult to detect for long periods of time. Hardware or software acquired from third parties may contain defects in design or manufacture or other problems that could unexpectedly compromise information security. Network connected services provided by third parties to the Adviser may be susceptible to compromise, leading to a breach of the Adviser's networks. The Adviser's systems or facilities may be susceptible to employee error or malfeasance, government surveillance, or other security threats. Online services provided by the Adviser to the Shareholders may also be susceptible to compromise. Breach of the Adviser’s information systems may cause information relating to the transactions of the Fund and personally identifiable information of the Shareholders to be lost or improperly accessed, used or disclosed.

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The service providers of the Adviser and the Fund are subject to the same electronic information security threats as the Adviser. If a service provider fails to adopt or adhere to adequate data security policies, or in the event of a breach of its networks, information relating to the transactions of the Fund and personally identifiable information of the Shareholders may be lost or improperly accessed, used or disclosed.

The loss or improper access, use or disclosure of the Adviser's or the Fund’s proprietary information may cause the Adviser or the Fund to suffer, among other things, financial loss, the disruption of its business, liability to third parties, regulatory intervention or reputational damage. Any of the foregoing events could have a material adverse effect on the Fund and the Shareholders’ investments therein.

Management related risks

Incentive Fee

Any Incentive Fee payable by the Fund that relates to an increase in value of Fund Investments may be computed and paid on gain or income that is unrealized. If a Fund Investment decreases in value, it is possible that the unrealized gain previously included in the calculation of the Incentive Fee will never become realized. The Adviser is not obligated to reimburse the Fund for any part of the Incentive Fee it received that was based on unrealized gain never realized as a result of a sale or other disposition of a Fund Investment at a lower valuation in the future, and such circumstances would result in the Fund paying an Incentive Fee on income or gain the Fund never received.

For U.S. federal income tax purposes, the Fund is required to recognize taxable income (such as deferred interest that is accrued as original issue discount) in some circumstances in which the Fund does not receive a corresponding payment in cash and to make distributions with respect to such income to maintain its qualification as a RIC. Under such circumstances, the Fund may have difficulty meeting the annual distribution requirement necessary to maintain its qualification as a RIC. As a result, the Fund may have to sell some of its investments at times and/or at prices that the Adviser would not consider advantageous, raise additional debt or equity capital, or forgo new investment opportunities. If the Fund is not able to obtain cash from other sources, the Fund may fail to qualify as a RIC and thus become subject to corporate-level income tax.

In addition, the Incentive Fee payable by the Fund to the Adviser may create an incentive for the Adviser to make investments on the Fund’s behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement.

Divergence of resources

Neither the Adviser nor its affiliates, including individuals employed by the Adviser or its affiliates, are prohibited from raising money for and managing another investment entity that makes the same types of investments as those the Fund will target. As a result, the time and resources that these individuals may devote to the Fund may be diverted. In addition, the Fund may compete with any such investment entity for the same investors and investment opportunities. Affiliates of the Adviser, whose primary businesses include the origination of investments, engage in investment advisory business with accounts that compete with the Fund. Affiliates of the Adviser have no obligation to make their originated investment opportunities available to the Adviser or to the Fund.

Transactions with affiliates

Affiliates of the Adviser engage in financial advisory activities that are independent from, and may from time to time conflict with, those of the Fund or Fund Investments. In the future, there may be instances in which the interests of such affiliates conflict with the interests of the Fund or Fund Investments. Affiliates of the Adviser may provide services to, invest in, advise, sponsor and/or act as investment manager to investment vehicles and other persons or entities (including prospective investors in the Fund Investments) which (i) may have structures, investment objectives and/or policies that are similar to (or different than) those of the Fund, (ii) may compete with the Fund for investment opportunities, and (iii) may co-invest with the Fund in certain transactions. The Fund has been granted exemptive relief by the SEC that permits the Fund to participate in certain negotiated co-investments alongside other funds managed by the Adviser or certain of its affiliates, subject to certain conditions, including (i) that a majority of the Managers of the Board who have no financial interest in the co-investment transaction and a majority of the Managers of the Board who are not “interested persons,” as defined in the Investment Company Act, approve the co-investment and (ii) that the price, terms and conditions of the co-investment will be identical for each fund participating pursuant to the exemptive relief. A copy of the Fund’s application for exemptive relief, including all of the conditions, and the related order are available on the SEC’s website at http://www.sec.gov. In addition, affiliates of the Adviser and their respective clients may themselves invest in securities that would be appropriate for the Fund’s investments and may compete with the Fund Investments for investment opportunities. The Fund may invest in entities that are affiliates of or are managed by the Adviser, including in respect of which it or its affiliates may receive investment management, advisory or other fees, in addition to those payable by the Fund. The Adviser or its affiliates may earn fees from Fund Investments or the Fund for the provision of advice on mergers, acquisitions, add-on acquisitions, re-financings, public offerings, sales and similar transactions.

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Partners Group

Although the Fund seeks to capitalize on the experience and resources of the Adviser and its affiliates’ platform, the Fund is managed by Partners Group (USA) Inc. and not by Partners Group AG. The Fund’s performance may be lower or higher than the performance of other entities managed by the Adviser, Partners Group AG or their affiliates and their past performance is no guarantee of the Fund’s future results.

Investment related risks

This section discusses the types of investments that may be made, directly or indirectly, by the Fund and some of the risks associated with such investments. It is possible that the Fund will make an investment that is not described below, and any such investment will be subject to its own particular risks.

Failure to qualify as a RIC or satisfy distribution requirement

To qualify for and maintain RIC qualification under the Code, the Fund must meet the following annual distribution, source-of-income and asset diversification requirements. See “Certain U.S. federal income tax considerations.”

●	The annual distribution requirement for a RIC will be satisfied if the Fund distributes to Shareholders on an annual basis at least 90% of the Fund’s net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because the Fund may borrow, it is subject to an asset coverage ratio requirement under the Investment Company Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict the Fund from making distributions necessary to satisfy the distribution requirement. If the Fund is unable to obtain cash from other sources, it could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

●	The source-of-income requirement will be satisfied if the Fund obtains at least 90% of its income for each year from dividends, interest, gains from the sale of stock or securities or similar passive sources.

●	The asset diversification requirement will be satisfied if the Fund meets certain asset diversification requirements at the end of each quarter of the Fund’s tax year. To satisfy this requirement, (i) at least 50% of the value of the Fund’s assets must consist of cash, cash equivalents, U.S. government securities, securities of other RICs and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s assets or more than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of the value of the Fund’s assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under the Code and its applicable regulations, by the Fund and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in the Fund having to dispose of certain investments quickly in order to prevent the loss of its qualification as a RIC. Because most of the Fund’s investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

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If the Fund fails to qualify for or maintain RIC tax treatment for any reason and is subject to corporate income tax, the resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution and the amount of the Fund’s distributions.

Difficulty meeting RIC distribution requirement

For U.S. federal income tax purposes, the Fund may be required to recognize taxable income in circumstances in which the Fund does not receive a corresponding payment in cash. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Fund in the same taxable year. The Fund may also have to include in income other amounts that the Fund has not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Furthermore, the Fund may invest in non-U.S. corporations (or other non-U.S. entities treated as corporations for U.S. federal income tax purposes) that could be treated under the Code and U.S. Treasury Regulations promulgated thereunder (the “Treasury Regulations”) as “passive foreign investment companies” and/or “controlled foreign corporations.” The rules relating to investment in these types of non-U.S. entities are designed to ensure that U.S. taxpayers are either, in effect, taxed currently (or on an accelerated basis with respect to corporate level events) or taxed at increased tax rates at distribution or disposition. In certain circumstances this could require the Fund to recognize income where the Fund does not receive a corresponding payment in cash.

The Fund anticipates that a portion of its income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Further, the Fund may elect to amortize market discounts and include such amounts in its taxable income in the current year, instead of upon disposition, as an election not to do so would limit the Fund’s ability to deduct interest expenses for tax purposes.

Because any original issue discount or other amounts accrued will be included in the Fund’s investment company taxable income for the year of the accrual, the Fund may be required to make a distribution to Shareholders in order to satisfy the annual distribution requirement, even though the Fund will not have received any corresponding cash amount. As a result, the Fund may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain its qualification as a RIC under the Code. The Fund may have to sell some of its investments at times and/or at prices the Fund would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, the Fund may fail to qualify for or maintain RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, see “Certain U.S. federal income tax considerations.”

Restrictions on raising capital and borrowing

As a result of the annual distribution requirement to qualify as a RIC under the Code, the Fund may need to periodically access the capital markets to raise cash to fund new investments of the Fund. The Fund may issue “senior securities,” as defined in the Investment Company Act (including borrowing money from banks or other financial institutions) only in amounts such that the Fund’s asset coverage, as defined in the Investment Company Act, equals at least 200% after such incurrence or issuance. Compliance with these requirements may unfavorably limit the Fund’s investment opportunities and reduce its ability in comparison to other companies to profit from favorable spreads between the rates at which it can borrow and the rates at which it can lend.

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The Fund may borrow for investment purposes. If the value of the Fund’s assets declines, the Fund may be unable to satisfy the asset coverage test, which would prohibit the Fund from paying distributions and could prevent the Fund from qualifying as a RIC. If the Fund cannot satisfy the asset coverage test, the Fund may be required to sell a portion of its investments and, depending on the nature of the Fund’s debt financing, repay a portion of the Fund’s indebtedness at a time when such sales may be disadvantageous. In addition, any amounts that the Fund uses to service its indebtedness would not be available for distribution by the Fund to Shareholders.

Limited operating history of Fund Investments

Fund Investments may have limited operating histories and the information the Fund will obtain about such investments may be limited. As such, the ability of the Adviser to evaluate past performance or to validate the investment strategies of such Fund Investment will be limited. Moreover, even to the extent a Fund Investment has a longer operating history, the past investment performance of any of the Fund Investments should not be construed as an indication of the future results of such investments or the Fund, particularly as the investment professionals responsible for the performance of such investments may change over time. This risk is related to, and enhanced by, the risks created by the fact that the Adviser relies upon information provided to it by the issuer of the securities it receives or the Portfolio Fund Managers (as applicable) that is not, and cannot be, independently verified. Further, the results of other funds or accounts managed by the Adviser, which have or have had an investment objective similar to or different from that of the Fund may not be indicative of the results that the Fund achieves.

Unspecified investments; dependence on the Adviser

The Adviser has complete discretion to select the Fund Investments as opportunities arise. The Fund and, accordingly, Shareholders, must rely upon the ability of the Adviser to identify and implement Fund Investments consistent with the Fund’s investment objective. Shareholders will not receive or otherwise be privy to due diligence or risk information prepared by or for the Adviser in respect of the Fund Investments. The Adviser has the authority and responsibility for asset allocation, the selection of Fund Investments and all other investment decisions for the Fund. The success of the Fund depends upon the ability of the Adviser to develop and implement investment strategies that achieve the investment objective of the Fund. Shareholders will have no right or power to participate in the management or control of the Fund or the Fund Investments, or the terms of any such investments. There can be no assurance that the Adviser will be able to select or implement successful strategies or achieve their respective investment objectives.

Concentration of Investments

There are no limitations imposed by the Adviser as to the amount of Fund assets that may be invested (i) in any one geography, (ii) in any one Portfolio Fund, (iii) in Portfolio Funds managed by a particular Portfolio Fund Manager or its affiliates, (iv) indirectly in any single industry or (v) in any issuer, except that the Fund may not invest 25% or more of the value of its total assets in the securities of issuers that the Adviser determines are engaged in a single industry. In addition, a Portfolio Fund’s investment portfolio may consist of a limited number of companies and may be concentrated in a particular industry area or group. Accordingly, the Fund’s investment portfolio may at times be significantly concentrated as to managers, geographies, industries and individual companies. Such concentration could offer a greater potential for capital appreciation as well as increased risk of loss. Such concentration may also be expected to increase the volatility of the Fund’s investment portfolio. The Fund is, however, subject to the asset diversification requirements applicable to RICs. See “Certain U.S. federal income tax considerations.”

Nature of Portfolio Companies

The Fund Investments will include direct and indirect investments in various companies, ventures and businesses (“Portfolio Companies”). This may include Portfolio Companies in the early phases of development, which can be highly risky due to the lack of a significant operating history, fully developed product lines, experienced management, or a proven market for their products. The Fund Investments may also include Portfolio Companies that are in a state of distress or which have a poor record and which are undergoing restructuring or changes in management, and there can be no assurances that such restructuring or changes will be successful. The management of such Portfolio Companies may depend on one or two key individuals, and the loss of the services of any of such individuals may adversely affect the performance of such Portfolio Companies.

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Defaulted debt securities and other securities of distressed companies

The Fund Investments may include low grade or unrated debt securities (“high yield” or “junk” bonds or leveraged loans) or investments in securities of distressed companies. Such investments involve substantial, highly significant risks. For example, high yield bonds are regarded as being predominantly speculative as to the issuer’s ability to make payments of principal and interest. Issuers of high yield debt may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. In addition, the risk of loss due to default by the issuer is significantly greater for the holders of high yield bonds because such securities may be unsecured and may be subordinated to other creditors of the issuer. Similar risks apply to other private debt securities. Successful investing in distressed companies involves substantial time, effort and expertise, as compared to other types of investments. Information necessary to properly evaluate a distress situation may be difficult to obtain or be unavailable and the risks attendant to a restructuring or reorganization may not necessarily be identifiable or susceptible to considered analysis at the time of investment.

Control positions

The Fund (in the case of direct investments) and the Portfolio Funds may take control positions in Portfolio Companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise management, violation of governmental regulations and other types of liability in which the limited liability characteristic of a corporation may be ignored, which would increase the Fund’s possibility of incurring losses.

Leverage

The Portfolio Fund Managers and (subject to applicable law) the Fund may employ leverage through borrowings or derivative instruments, and are likely to directly or indirectly acquire interests in companies with highly leveraged capital structures. If income and appreciation on investments made with borrowed funds are less than the cost of the leverage, the value of the relevant portfolio or investment will decrease. Accordingly, any event that adversely affects the value of a Fund Investment will be magnified to the extent leverage is employed. The cumulative effect of the use of leverage by the Fund or the Portfolio Funds in a market that moves adversely to the relevant investments could result in substantial losses, exceeding those that would have been incurred if leverage had not been employed.

Derivative instruments

Some or all of the Portfolio Fund Managers and (subject to applicable law) the Fund may use options, swaps, futures contracts, forward agreements and other derivatives contracts. Transactions in derivative instruments present risks arising from the use of leverage (which increases the magnitude of losses), volatility, the possibility of default by a counterparty, and illiquidity. Use of derivative instruments for hedging or speculative purposes by the Fund or the Portfolio Fund Managers could present significant risks, including the risk of losses in excess of the amounts invested. See “Investment related risks—Hedging.”

Economic, political and legal risks

The Fund Investments will include direct and indirect investments in a number of countries, including countries in emerging markets, exposing investors to a range of potential economic, political and legal risks, which could have an adverse effect on the Fund. These may include but are not limited to declines in economic growth, inflation, deflation, currency revaluation, nationalization, expropriation, confiscatory taxation, governmental restrictions, adverse regulation, social or political instability, negative diplomatic developments, military conflicts and terrorist attacks.

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Prospective investors should note that the private equity markets in countries where Fund Investments are made may be significantly less developed than those in the United States. Certain investments may be subject to extensive regulation by national governments and/or political subdivisions thereof, which could prevent the Fund or the Portfolio Funds from making investments they otherwise would make, or cause them to incur substantial additional costs or delays that they otherwise would not suffer. Such countries may have different regulatory standards with respect to insider trading rules, restrictions on market manipulation, shareholder proxy requirements and/or disclosure of information. In addition, the laws of various countries governing business organizations, bankruptcy and insolvency may make legal action difficult and provide little, if any, legal protection for investors, including the Fund and the Portfolio Funds. Any such laws or regulations may change unpredictably based on political, economic, social and/or market developments.

LIBOR risk

According to various reports, certain financial institutions, commencing as early as 2005 and throughout the global financial crisis, routinely made artificially low submissions in the London Interbank Offered Rate (“LIBOR”) setting process. Since the LIBOR scandal came to light, several financial institutions have been fined significant amounts by various financial regulators in connection with allegations of manipulation of LIBOR rates. Other financial institutions in various countries are being investigated for similar actions. These developments may have adversely affected the interest rates on securities whose interest payments were determined by reference to LIBOR. Any future similar developments could, in turn, reduce the value of such securities owned by the Fund.

In 2017, the United Kingdom’s Financial Conduct Authority (“FCA”) warned that LIBOR may cease to be available or appropriate for use by 2021. The unavailability of LIBOR presents risks to the Fund, including the risk that any pricing or adjustments to the Fund’s investments resulting from a substitute reference rate may adversely affect the Fund’s performance and/or NAV. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR. While some instruments in which the Fund invests may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments in which the Fund invests may have such provisions and there is significant uncertainty regarding the effectiveness of any such alternative methodologies. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, including any negative effects on the Fund's liquidity and valuation of the Fund's investments, issuers of instruments in which the Fund invests and financial markets generally.

There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there is significant uncertainty regarding the effectiveness of any such alternative methodologies. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally.

Currency risk

The Fund’s portfolio will include direct and indirect investments in a number of different currencies. Any returns on, and the value of such investments may, therefore, be materially affected by exchange rate fluctuations, local exchange control, limited liquidity of the relevant foreign exchange markets, the convertibility of the currencies in question and/or other factors. A decline in the value of the currencies in which the Fund Investments are denominated against the U.S. Dollar may result in a decrease the Fund’s net asset value. The Adviser may or may not elect to hedge the value of investments made by the Fund against currency fluctuations, and even if the Adviser deems hedging appropriate, it may not be possible or practicable to hedge currency risk exposure. Accordingly, the performance of the Fund could be adversely affected by such currency fluctuations.

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Eurozone risk

The Fund may invest directly or indirectly from time to time in European companies and assets and companies and assets that may be affected by the Eurozone economy. Ongoing concerns regarding the sovereign debt of various Eurozone countries, including the potential for investors to incur substantial write-downs, reductions in the face value of sovereign debt and/or sovereign defaults, as well as the possibility that one or more countries might leave the European Union (“EU”) or the Eurozone create risks that could materially and adversely affect the Fund Investments. Sovereign debt defaults and EU and/or Eurozone exits could have material adverse effects on the Fund’s investments in European companies and assets, including, but not limited to, the availability of credit to support such companies’ financing needs, uncertainty and disruption in relation to financing, increased currency risk in relation to contracts denominated in Euros and wider economic disruption in markets served by those companies, while austerity and/or other measures introduced to limit or contain these issues may themselves lead to economic contraction and resulting adverse effects for the Fund. Legal uncertainty about the funding of Euro denominated obligations following any breakup or exits from the Eurozone, particularly in the case of investments in companies and assets in affected countries, could also have material adverse effects on the Fund.

Brexit risk

The Fund may invest directly or indirectly from time to time in European companies and assets, including investments located in the United Kingdom (“UK”). The government of the UK held an “in-or-out” referendum on the UK’s membership in the EU on June 23, 2016. The referendum resulted in a vote in favor of the exit of the UK from the EU (“Brexit”). In March 2017, the UK formally notified the European Council that it intends to withdraw from the EU by invoking Article 50 of the Lisbon Treaty and commenced negations on the terms of Brexit. There is a significant degree of uncertainty about Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic and market outcomes are difficult to predict. The terms and date of the withdrawal remain in flux as of the date of this Prospectus, Brexit, and in particular a hard Brexit (i.e., an exit in which the UK leaves not only the EU, but also the EU single market and the EU customs unions, without agreements on trade, finance and other key elements may have a negative impact on both the UK economy and the economies of other countries in Europe. The Brexit process also may lead to greater volatility in the global currency and financial markets, which could adversely affect the Fund. In connection with investments in non-U.S. issuers, the Fund may engage in foreign currency exchange transactions but is not required to hedge its currency exposure. In addition, the Fund intends to make investments that may be denominated in British Pound Sterling or Euros. Because the Fund’s net asset value is determined in U.S. Dollars, the depreciation of the British Pound Sterling and/or the Euro in relation to the U.S. Dollar in anticipation of Brexit would adversely affect the Fund’s investments denominated in British Pound Sterling or Euros that are not fully hedged regardless of the performance of the underlying investment.

Hedging

The Fund may seek to hedge against interest rate and currency exchange rate fluctuations and credit risk by using structured financial instruments such as futures, options, swaps and forward contracts, subject to the requirements of the Investment Company Act. Use of structured financial instruments for hedging purposes may present significant risks, including the risk of loss of the amounts invested. Defaults by the other party to a hedging transaction can result in losses in the hedging transaction. Hedging activities also involve the risk of an imperfect correlation between the hedging instrument and the asset being hedged, which could result in losses both on the hedging transaction and on the instrument being hedged. Use of hedging activities may not prevent significant losses and could increase losses. Further, hedging transactions may reduce cash available to pay distributions to Shareholders. See “Investment related risks—Derivative instruments.”

Risks relating to accounting, auditing and financial reporting, etc.

The legal, regulatory, disclosure, accounting, auditing and reporting standards in certain of the countries in which the Fund Investments (both direct and indirect) may be made may be less stringent and may not provide the same degree of protection or information to investors as would generally apply in the United States. Although the Fund will be using U.S. GAAP, the assets, liabilities, profits and losses appearing in published financial statements of the Fund Investments may not reflect their financial position or operating results as they would be reflected under U.S. GAAP. Accordingly, the net asset value of the Fund published from time to time may not accurately reflect a realistic value for any or all of the investments.

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Certain Fund Investments may be in Portfolio Companies that do not maintain internal management accounts or adopt financial budgeting, internal audit or internal control procedures to standards normally expected of companies in the United States. Accordingly, information supplied to the Fund and the Portfolio Funds may be incomplete, inaccurate and/or significantly delayed. The Fund and the Portfolio Funds may therefore be unable to take or influence timely actions necessary to rectify management deficiencies in such Portfolio Companies, which may ultimately have an adverse impact on the net asset value of the Fund.

Special risks pertaining to investments in Portfolio Funds

This section discusses certain risks related to the fact that the Fund invests in Portfolio Funds.

Investments in the Portfolio Funds generally; dependence on the Portfolio Fund Managers

Because the Fund invests in Portfolio Funds, a Shareholder’s investment in the Fund will be affected by the investment policies and decisions of the Portfolio Fund Manager of each Portfolio Fund in direct proportion to the amount of Fund assets that are invested in each Portfolio Fund. The Fund’s net asset value may fluctuate in response to, among other things, various market and economic factors related to the markets in which the Portfolio Funds invest and the financial condition and prospects of issuers in which the Portfolio Funds invest. Certain risks related to the investment strategies and techniques utilized by the Portfolio Fund Managers are described under “Investment related risks” above. The success of the Fund depends upon the ability of the Portfolio Fund Managers to develop and implement strategies that achieve their investment objectives. Shareholders will not have an opportunity to evaluate the specific investments made by the Portfolio Funds or the Portfolio Fund Managers, or the terms of any such investments. In addition, the Portfolio Fund Managers could materially alter their investment strategies from time to time without notice to the Fund. There can be no assurance that the Portfolio Fund Managers will be able to select or implement successful strategies or achieve their respective investment objectives.

Portfolio Funds not registered

The Fund is registered as an investment company under the Investment Company Act. The Investment Company Act is designed to afford various protections to investors in pooled investment vehicles. For example, the Investment Company Act imposes limits on the amount of leverage that a registered investment company can assume, restricts layering of costs and fees, restricts transactions with affiliated persons and requires that the investment company’s operations be supervised by a board of managers, a majority of whose members are independent of management. However, most of the Portfolio Funds in which the Fund invests are not subject to the provisions of the Investment Company Act. Many Portfolio Fund Managers may not be registered as investment advisers under the Advisers Act. As an indirect investor in the Portfolio Funds managed by Portfolio Fund Managers that are not registered as investment advisers, the Fund will not have the benefit of certain of the protections of the Advisers Act.

The Portfolio Funds generally are exempted from regulation under the Investment Company Act because they permit investment only by investors who meet very high thresholds of investment experience and sophistication, as measured by net worth. The Fund’s investment qualification thresholds are generally lower. As a result, the Fund provides an avenue for investing in Portfolio Funds that would not otherwise be available to certain investors. This means that investors who would not otherwise qualify to invest in largely unregulated vehicles will have the opportunity to make such an investment through the Fund.

In addition, the Portfolio Funds typically do not maintain their securities and other assets in the custody of a bank or a member of a securities exchange, as generally required of registered investment companies, in accordance with certain SEC rules. A registered investment company which places its securities in the custody of a member of a securities exchange is required to have a written custodian agreement, which provides that securities held in custody will be at all times individually segregated from the securities of any other person and marked to clearly identify such securities as the property of such investment company and which contains other provisions designed to protect the assets of such investment company. The Portfolio Funds in which the Fund will invest may maintain custody of their assets with brokerage firms which do not separately segregate such customer assets as would be required in the case of registered investment companies, or may not use a custodian to hold their assets. Under the provisions of the Securities Investor Protection Act of 1970, as amended, the bankruptcy of any brokerage firm used to hold Portfolio Fund assets could have a greater adverse effect on the Fund than would be the case if custody of assets were maintained in accordance with the requirements applicable to registered investment companies. There is also a risk that a Portfolio Fund Manager could convert assets committed to it by the Fund to its own use or that a custodian could convert assets committed to it by a Portfolio Fund Manager to its own use. There can be no assurance that the Portfolio Fund Managers or the entities they manage will comply with all applicable laws and that assets entrusted to the Portfolio Fund Managers will be protected.

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Prospective investors should understand that the Fund is an appropriate investment only for investors who can tolerate a high degree of risk, including lesser regulatory protections in connection with the Fund’s investments in Portfolio Funds than might normally be available through investments in registered investment company vehicles.

Portfolio Funds are generally non-diversified

While there are no regulatory requirements that the investments of the Portfolio Funds be diversified, some Portfolio Funds may undertake to comply with certain investment concentration limits. Portfolio Funds may at certain times hold large positions in a relatively limited number of investments. Portfolio Funds may target or concentrate their investments in particular markets, sectors or industries. Those Portfolio Funds that concentrate in a specific industry or target a specific sector will also be subject to the risks of that industry or sector, which may include, but are not limited to, rapid obsolescence of technology, sensitivity to regulatory changes, minimal barriers to entry and sensitivity to overall market swings. As a result, the net asset values of such Portfolio Funds may be subject to greater volatility than those of investment companies that are subject to diversification requirements and this may negatively impact the net asset value of the Fund.

Portfolio Funds’ securities are generally illiquid

The securities of the Portfolio Funds in which the Fund invests or plans to invest will generally be illiquid. Subscriptions to purchase the securities of Portfolio Funds are typically subject to restrictions or delays. Similarly, the Fund may not be able to dispose of Portfolio Fund interests that it has purchased in a timely manner and, if adverse market conditions were to develop during any period in which the Fund is unable to sell Portfolio Fund interests, the Fund might obtain a less favorable price than that which prevailed when it acquired or subscribed for such interests, and this may negatively impact the net asset values of the Fund.

Portfolio Fund operations not transparent

The Adviser does not control the investments or operations of the Portfolio Funds. A Portfolio Fund Manager may employ investment strategies that differ from its past practices and are not fully disclosed to the Adviser and that involve risks that are not anticipated by the Adviser. Some Portfolio Fund Managers may have a limited operating history and some may have limited experience in executing one or more investment strategies to be employed for a Portfolio Fund. Furthermore, there is no guarantee that the information given to the Administrator and reports given to the Adviser with respect to the Fund Investments will not be fraudulent, inaccurate or incomplete.

Valuation of the Fund’s interests in Portfolio Funds

The valuation of the Fund’s investments in Portfolio Funds is ordinarily determined based upon valuations provided by the Portfolio Fund Managers of such Portfolio Funds which valuations are generally not audited. A majority of the securities in which the Portfolio Funds invest will not have a readily ascertainable market price and will be valued by the Portfolio Fund Managers. In this regard, a Portfolio Fund Manager may face a conflict of interest in valuing the securities, as their value may affect the Portfolio Fund Manager’s compensation or its ability to raise additional funds. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Portfolio Fund, the accuracy of the valuations provided by the Portfolio Funds, that the Portfolio Funds will comply with their own internal policies or procedures for keeping records or making valuations, or that the Portfolio Funds’ policies and procedures and systems will not change without notice to the Fund. As a result, valuations of the securities may be subjective and could prove in hindsight to have been wrong, potentially by significant amounts. The Adviser has established a committee (the “Valuation Committee”) to oversee the valuation of the Fund Investments pursuant to procedures adopted by the Board. The members of the Valuation Committee may face conflicts of interest in overseeing the valuation of the Fund Investments, as the value of the Fund Investments will affect the Adviser’s compensation. Moreover, neither the Valuation Committee nor the Adviser will generally have sufficient information in order to be able to confirm or review the accuracy of valuations provided by Portfolio Fund Managers.

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A Portfolio Fund Manager’s information could be inaccurate due to fraudulent activity, misvaluation or inadvertent error. In any case, the Fund may not uncover errors for a significant period of time. Even if the Adviser elects to cause the Fund to sell its interests in such a Portfolio Fund, the Fund may be unable to sell such interests quickly, if at all, and could therefore be obligated to continue to hold such interests for an extended period of time. In such a case, the Portfolio Fund Manager’s valuations of such interests could remain subject to such fraud or error and the Valuation Committee may, in its sole discretion, determine to discount the value of the interests or value them at zero.

Shareholders should be aware that situations involving uncertainties as to the valuations by Portfolio Fund Managers could have a material adverse effect on the Fund if the Portfolio Fund Manager’s, the Adviser’s or the Fund’s judgments regarding valuations should prove incorrect. Prospective investors who are unwilling to assume such risks should not make an investment in the Fund.

Multiple levels of fees and expenses

Although in many cases investor access to the Portfolio Funds may be limited or unavailable, an investor who meets the conditions imposed by a Portfolio Fund may be able to invest directly with the Portfolio Fund. By investing in Portfolio Funds indirectly through the Fund, the investor bears asset-based and performance-based fees charged by the Fund, in addition to any asset-based fees and performance-based fees and allocations at the Portfolio Fund level. Moreover, an investor in the Fund bears a proportionate share of the fees and expenses of the Fund (including, among other things and as applicable, offering expenses, operating costs, sales charges, brokerage transaction expenses, management fees, distribution fees, administrative and custody fees, and tender offer expenses) and, indirectly, similar expenses of the Portfolio Funds. Thus, an investor in the Fund may be subject to higher operating expenses than if he or she invested in a Portfolio Fund directly or in a closed-end fund that did not invest through Portfolio Funds.

Each Portfolio Fund generally will be subject to a performance-based fee or allocation irrespective of the performance of other Portfolio Funds and the Fund generally. Accordingly, a Portfolio Fund Manager to a Portfolio Fund with positive performance may receive performance-based compensation from the Portfolio Fund, and thus indirectly from the Fund and its Shareholders, even if the overall performance of the Fund is negative. Generally, asset-based fees payable to Portfolio Fund Managers of the Portfolio Funds will range from 1% to 2.5% (annualized) of the commitment amount of the Fund’s investment, and performance-based fees or allocations are typically 20%, although it is possible that such amounts may be exceeded for certain Portfolio Fund Managers. The performance-based compensation received by a Portfolio Fund Manager also may create an incentive for that Portfolio Fund Manager to make investments that are riskier or more speculative than those that it might have made in the absence of such performance-based compensation.

Investors that invest in the Fund through financial advisers or intermediaries may also be subject to account fees or charges levied by such parties. Prospective investors should consult with their respective financial advisers or intermediaries for information regarding any fees or charges that may be associated with the services provided by such parties.

Inability to vote

To the extent that the Fund owns less than 5% of the voting securities of each Portfolio Fund, it may be able to avoid that any such Portfolio Fund is deemed an “affiliated person” of the Fund for purposes of the Investment Company Act (which designation could, among other things, potentially impose limits on transactions with the Portfolio Funds, both by the Fund and other clients of the Adviser). To limit its voting interest in certain Portfolio Funds, the Fund may enter into contractual arrangements under which the Fund irrevocably waives its rights (if any) to vote its interests in a Portfolio Fund. These voting waiver arrangements may increase the ability of the Fund and other clients of the Adviser to invest in certain Portfolio Funds. However, to the extent the Fund contractually forgoes the right to vote the securities of a Portfolio Fund, the Fund will not be able to vote on matters that require the approval of such Portfolio Fund’s investors, including matters which may be adverse to the Fund’s interests.

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There are, however, other statutory tests of affiliation (such as on the basis of control), and, therefore, the prohibitions of the Investment Company Act with respect to affiliated transactions could apply in certain situations where the Fund owns less than 5% of the voting securities of a Portfolio Fund. If the Fund is considered to be affiliated with a Portfolio Fund, transactions between the Fund and such Portfolio Fund may, among other things, potentially be subject to the prohibitions of Section 17 of the Investment Company Act notwithstanding that the Fund has entered into a voting waiver arrangement.

Consortium or offsetting investments

The Portfolio Fund Managers may invest in consortia, which could result in increased concentration risk where multiple Portfolio Funds in the Fund’s portfolio each invest in a particular underlying company. In other situations, Portfolio Funds may hold economically offsetting positions. To the extent that the Portfolio Fund Managers do, in fact, hold such offsetting positions, the Fund’s portfolio, considered as a whole, may not achieve any gain or loss despite incurring fees and expenses in connection with such positions. In addition, Portfolio Fund Managers are compensated based on the performance of their portfolios. Accordingly, there often may be times when a particular Portfolio Fund Manager may receive incentive compensation in respect of its portfolio for a period even though the Fund’s net asset values may have decreased during such period. Furthermore, it is possible that from time to time, various Portfolio Fund Managers selected by the Adviser may be competing with each other for investments in one or more markets.

Limitations on ability to invest in Portfolio Funds

Certain Portfolio Fund Managers’ investment approaches can accommodate only a certain amount of capital. Portfolio Fund Managers typically endeavor not to undertake to manage more capital than such Portfolio Fund Manager’s approach can accommodate without risking a potential deterioration in returns. Accordingly, each Portfolio Fund Manager has the right to refuse to manage some or all of the Fund’s assets that the Adviser may wish to allocate to such Portfolio Fund Manager. Further, continued sales of Shares would dilute the indirect participation of existing Shareholders with such Portfolio Fund Manager.

In addition, it is expected that the Fund will be able to make investments in particular Portfolio Funds only at certain times, and commitments to Portfolio Funds may not be accepted (in part or in their entirety). As a result, the Fund may hold cash or invest any portion of its assets that is not invested in Portfolio Funds in cash equivalents, short-term securities or money market securities pending investment in Portfolio Funds. To the extent that the Fund’s assets are not invested in Portfolio Funds, the Fund may be unable to meet its investment objective.

Indemnification of Portfolio Funds and Portfolio Fund Managers

The Fund may agree to indemnify certain of the Portfolio Funds and the Portfolio Fund Managers and their respective officers, directors, and affiliates from any liability, damage, cost, or expense arising out of, among other things, acts or omissions undertaken in connection with the management of Portfolio Funds or direct investments. If the Fund were required to make payments (or return distributions received from such Portfolio Funds or direct investments) in respect of any such indemnity, the Fund could be materially adversely affected.

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Termination of the Fund’s interest in a Portfolio Fund

A Portfolio Fund may, among other things, terminate the Fund’s interest in that Portfolio Fund (causing a forfeiture of all or a portion of such interest) if the Fund fails to satisfy any capital call by that Portfolio Fund or if the continued participation of the Fund in the Portfolio Fund would have a material adverse effect on the Portfolio Fund or its assets.

Risks specific to secondary investments

General risks of secondary investments

The overall performance of the Fund’s secondary investments will depend in large part on the acquisition price paid, which may be negotiated based on incomplete or imperfect information. Certain secondary investments may be purchased as a portfolio, and in such cases the Fund may not be able to exclude from such purchases those investments that the Adviser considers (for commercial, tax, legal or other reasons) less attractive. Where the Fund acquires a Portfolio Fund interest as a secondary investment, the Fund will generally not have the ability to modify or amend such Portfolio Fund’s constituent documents (e.g., limited partnership agreements) or otherwise negotiate the economic terms of the interests being acquired. In addition, the costs and resources required to investigate the commercial, tax and legal issues relating to secondary investments may be greater than those relating to primary investments.

Contingent liabilities associated with secondary investments

Where the Fund acquires a Portfolio Fund interest as a secondary investment, the Fund may acquire contingent liabilities associated with such interest. Specifically, where the seller has received distributions from the relevant Portfolio Fund and, subsequently, that Portfolio Fund recalls any portion of such distributions, the Fund (as the purchaser of the interest to which such distributions are attributable) may be obligated to pay an amount equivalent to such distributions to such Portfolio Fund. While the Fund may be able, in turn, to make a claim against the seller of the interest for any monies so paid to the Portfolio Fund, there can be no assurance that the Fund would have such right or prevail in any such claim.

Risks relating to secondary investments involving syndicates

The Fund may acquire secondary investments as a member of a purchasing syndicate, in which case the Fund may be exposed to additional risks including (among other things): (i) counterparty risk, (ii) reputation risk, (iii) breach of confidentiality by a syndicate member and (iv) execution risk.

Limits of risk disclosure

The above discussions and the discussions in the SAI relating to various risks associated with the Fund, Fund Investments, and Shares are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus, the SAI, and the LLC Agreement and should consult with their own advisers before deciding whether to invest in the Fund. In addition, as the Fund’s investment program or market conditions change or develop over time, an investment in the Fund may be subject to risk factors not currently contemplated or described in this Prospectus.

In view of the risks noted above, the Fund should be considered a speculative investment and prospective investors should invest in the Fund only if they can sustain a complete loss of their investment.

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No guarantee or representation is made that the investment program of the Fund or any Portfolio Fund will be successful, that the various Portfolio Funds or Fund Investments selected will produce positive returns or that the Fund will achieve its investment objective.

Management of the Fund

The Board of Managers

The Board has overall responsibility for the management and supervision of the business operations of the Fund on behalf of the Shareholders. A majority of Managers of the Board are and will be persons who are not “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act (the “Independent Managers”). To the extent permitted by the Investment Company Act and other applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, any committee of the Board, service providers or the Adviser. See “BOARD OF MANAGERS AND OFFICERS” in the Fund’s SAI for the identities of the Managers and executive officers of the Fund, brief biographical information regarding each of them, and other information regarding the election and membership of the Board.

The Adviser

Pursuant to the Investment Management Agreement, Partners Group (USA) Inc., an investment adviser registered under the Advisers Act, serves as the Fund’s Adviser. The Adviser’s principal address is 1114 Avenue of the Americas, 37th Floor, New York, NY 10036.

The Adviser and its affiliates serve as investment advisers to other funds that have investment programs which are similar to the investment program of the Fund and the Adviser and/or its affiliates may in the future serve as an investment adviser or otherwise manage or direct the investment activities of other registered and/or private investment companies and/or private funds with investment programs similar to the investment program of the Fund. See “Conflicts of interest.”

Partners Group

The Adviser is an affiliate of Partners Group AG (“Partners Group”), a global private markets investment manager. The parent company of the Adviser and Partners Group, Partners Group Holding AG, is listed on the SIX Swiss Exchange (ticker: PGHN) and has a public market capitalization of approximately 20.1 billion Swiss Francs (approximately 20.5 billion U.S. Dollars) as of June 28, 2019.

As of June 30, 2019, Partners Group and its affiliates manage over 90.8 billion U.S. Dollars in assets under management across direct, secondary and primary private market assets for a wide variety of more than 900 institutional investors worldwide. As of June 30, 2019, the firm employs a broad team of more than 1,300 people, representing approximately 60 nationalities and collectively speaking around 30 languages. The team is represented through offices in Denver, Houston, New York, Toronto, São Paulo, Guernsey, London, Paris, Luxembourg, Milan, Munich, Dubai, Mumbai, Singapore, Manila, Shanghai, Seoul, Tokyo and Sydney, along with Partners Group’s headquarters in Zug, Switzerland. Through various investment programs and customized separate account mandates, Partners Group and its affiliates have made investments of more than 120 billion U.S. Dollars, invested in more than 1,700 funds across over 750 investment partners on a primary and secondary basis and are currently represented on more than 350 partnership advisory boards across private markets, as of June 30, 2019. These activities have fostered relationships with leading private markets managers around the globe. The Adviser believes that the Fund will benefit from the experience and resources available through its affiliation with Partners Group.

Adviser management team

The personnel who currently have primary responsibility for the day-to-day management of the Fund are:

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Hal Avidano

Hal Avidano is Co-Head of Private Equity Integrated Investments Americas, based in New York. He is a member of the Private Equity Integrated Investment Committee and Chairman of the Private Equity Growth Investment Committee. Hal has been with Partners Group since 2008 and has 16 years of industry experience. Prior to joining Partners Group, he worked at Lehman Brothers, White & Case LLP and Moses & Singer LLP. He holds a juris doctor (J.D.) from the University of Pennsylvania and is admitted to practice law in the State of New York.

Todd Bright

Todd Bright is Head of Partners Group’s Houston office and Head of Private Infrastructure in the Americas. He is a member of the Private Infrastructure Investment Committee. He has 27 years of industry experience. Prior to joining Partners Group, he worked at Denham Capital, Conectiv Energy, Statoil and Enron. He holds an MBA from George Washington University.

Robert Collins

Robert Collins is Head of the New York Office and a member of the Global Executive Board. He leads Partners Group’s teams focused on the U.S. defined contribution, registered investment adviser, bank and wire house markets. Previously, he was Co-Head of the Client Solutions Americas business unit and, prior to that, was part of the Private Equity investment team. Robert has been with Partners Group since 2005 and has 21 years of industry experience. Prior to joining Partners Group, he worked at UBS Warburg and Salomon Smith Barney. He holds an MBA from the Cornell University Samuel Curtis Johnson Graduate School of Management. He is also a CFA charterholder and member of the New York Society of Security Analysts.

Scott Essex

Scott Essex is Head of the Private Debt Americas business unit, based in New York. He is a member of the Global Investment Committee, Chairman of the Global Direct Debt Investment Committee and a member of the Global Liquid Debt Investment Committee. Scott has been with Partners Group since 2007 and has 19 years of industry experience. Prior to joining Partners Group, he worked at GE Capital and Lazard Ltd. He holds an MBA from the Georgetown University McDonough School of Business.

Adam Howarth

Adam Howarth is Head of Portfolio Management for the Americas. He was previously Co-Head Private Equity Integrated Investments Americas. He is also a member of the Global Executive Board, the Global Investment Committee and the Private Equity Integrated Investment Committee. He has been with Partners Group since 2007 and has 19 years of industry experience. Prior to joining Partners Group, he worked at HarbourVest Partners, LLC and Credit Suisse. He holds an MBA from the New York University Stern School of Business.

Ron Lamontagne

Ron Lamontagne is Co-Head of the Private Real Estate Americas business unit, based in New York. He is a member of the Private Real Estate Investment Committee and has 31 years of industry experience. Prior to joining Partners Group, he worked at GE Capital Real Estate where he had numerous roles including equity and debt originations, asset management, loan modifications, property dispositions and risk management. He holds an MBA in finance and marketing from the New York University Stern School of Business.

Joel Schwartz

Joel Schwartz is the Head of Private Equity in the Americas and a member of the Private Equity Direct Investments Committee, based in New York. He is a member of the Private Equity Directs Investment Committee, has been with Partners Group since 2013, and has 26 years of industry experience. Prior to joining Partners Group, he worked at Goldman Sachs Investment Partners, Angelo Gordon & Co., Apax Partners, McKinsey and General Atlantic. He holds an MBA from Harvard Business School.

Anthony Shontz

Anthony Shontz is Head of Partners Group’s Denver office and Co-Head of Private Equity Integrated Investments Americas. He is a member of the Global Executive Board and the Private Equity Integrated Investment Committee. He has been with Partners Group since 2007 and has 17 years of industry experience. Prior to joining Partners Group, he worked at Pacific Private Capital and Prudential Capital Group. He holds an MBA from the Northwestern University Kellogg School of Management.

For additional information regarding these individuals’ compensation, other accounts managed by them and their holdings in the Fund, see the SAI.

Listed private equity investment committee

The personnel who currently have primary responsibility for managing the listed private equity portion of the Fund’s portfolio are:

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Benjamin Lorenz

Benjamin Lorenz is part of the Liquid Private Markets business unit, based in Zug. He has been with Partners Group since 2011. Prior to joining Partners Group, he had assignments at Deutsche Bank and KPMG. He holds a master’s degree in business administration from the University of Mannheim, Germany. He is also a CFA charterholder.

Reto Munz

Reto Munz is Head of the Liquid Private Markets business unit, based in Zug. He has been with Partners Group since 2005 and has 20 years of industry experience. Prior to joining Partners Group, he worked at Credit Suisse Asset Management. He holds a master’s degree in finance and investment from the University of Exeter in the United Kingdom. He is also a CFA charterholder.

Markus Pimpl

Markus Pimpl is part of the Distribution Partners and Liquid Private Markets team, based in Zug. He has been with Partners Group since 2007 and has 21 years of industry experience. Prior to joining Partners Group, he worked at Reuters, Saunders & Zellweger and Sal. Oppenheim Jr. & Cie. He holds a bachelor’s degree in business administration from the University of Applied Sciences, Lahr, Germany.

Investment Management Agreement

In connection with the Reorganization, the Board, including a majority of the Independent Managers of the Fund, approved the Investment Management Agreement between the Fund and the Adviser on March 30, 2016 and voted to recommend and submit the Investment Management Agreement to Shareholders for their approval. On August 12, 2016, a majority of the outstanding voting securities of the Fund voted to approve the Investment Management Agreement. The Investment Management Agreement became effective as of January 1, 2017 and continued in effect for an initial two-year term. Thereafter, the Investment Management Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund, or a majority of the Board, and (ii) the vote of a majority of the Independent Managers of the Fund, cast in person at a meeting called for the purpose of voting on such approval. See “Voting.” The Investment Management Agreement will terminate automatically if assigned (as defined in the Investment Company Act), and is terminable at any time without penalty upon 60 days’ written notice to the Fund by either the Board or the Adviser. At a meeting of the Board held on December 13, 2018, by unanimous vote, the Board, including a majority of the Independent Managers of the Fund, approved the continuance of the Investment Management Agreement. A discussion regarding the basis for the Board’s approval of the continuance of the Investment Management Agreement is available in the Fund’s annual report for the period ended March 31, 2019.

The Investment Management Agreement provides that, in the absence of willful misfeasance or gross negligence of its obligations to the Fund, the Adviser and any partner, director, officer or employee of the Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Fund. The Investment Management Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund, of the Adviser, or any partner, director, officer or employee of the Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance or gross negligence of its obligations to the Fund. Such indemnification includes losses sustained by the Adviser or its affiliates as an indemnitor under any sub-servicing or other agreement entered into by the Adviser for the benefit of the Fund to the extent that such losses relate to the Fund and the indemnity giving rise to the losses is not broader than that granted by the Fund to the Adviser or its affiliates pursuant to the Investment Management Agreement. The Fund has the right to consent before the Adviser settles or consents to the settlement of a claim involving such indemnitor losses (but such consent right will not affect the Adviser’s entitlement to indemnification).

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Investment Management Fee

The Fund pays the Adviser an investment management fee (the “Investment Management Fee”) in consideration of the advisory and other services provided by the Adviser to the Fund. Pursuant to the Investment Management Agreement, the Fund pays the Adviser a monthly Investment Management Fee equal to 1.50% on an annualized basis of the greater of (i) the Fund’s net asset value and (ii) the Fund’s net asset value less cash and cash equivalents plus the total of all commitments made by the Fund that have not yet been drawn for investment. For purposes of calculating the Investment Management Fee, a commitment is defined as a contractual obligation to acquire an interest in, or provide the total commitment amount over time to, a Portfolio Fund, when called by the Portfolio Fund. The Investment Management Fee is paid to the Adviser out of the Fund’s assets and decreases the net profits or increases the net losses of the Fund. “Net asset value” means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund; provided that, for purposes of determining the Investment Management Fee payable to the Adviser for any month, net asset value will be calculated prior to any reduction for any fees and expenses of the Fund for that month, including, without limitation, the Investment Management Fee payable to the Adviser for that month. The Investment Management Fee will be computed as of the last day of each month, and will be due and payable in arrears within fifteen business days after the end of the month.

During the current fiscal year, the basis for the Investment Management Fee could be larger than the Fund’s net asset value due to unfunded commitments to invest in Fund Investments. Nevertheless, the Adviser has agreed that in no event will the Investment Management Fee exceed 1.75% as a percentage of the Fund’s net asset value. Investors are advised that the actual amount of unfunded commitments will be disclosed in the Fund’s published financial statements.

A portion of the Investment Management Fee may be paid to brokers or dealers that assist in the distribution of Shares, including brokers or dealers that may be affiliated with the Adviser.

In addition, at the end of each calendar quarter (and at certain other times), the Adviser will be entitled to receive an amount (the “Incentive Fee”) equal to 10% of the excess, if any, of (i) the net profits of the Fund for the relevant period over (ii) the then balance, if any, of the Loss Recovery Account (as defined below). For the purposes of the Incentive Fee, the term “net profits” shall mean the amount by which the net asset value of the Fund on the last day of the relevant period exceeds the net asset value of the Fund as of the commencement of the same period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses). The Fund will maintain a memorandum account (the “Loss Recovery Account”), which will have an initial balance of zero and will be (i) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter. Shareholders will benefit from the Loss Recovery Account in proportion to their holdings of Shares.

Distributor

Foreside Fund Services, LLC (the “Distributor”), whose principal business address is Three Canal Plaza, Portland, Maine 04101, acts as Distributor to the Fund on a best-efforts basis, subject to various conditions, pursuant to a Distribution Agreement (the “Distribution Agreement”) between the Fund and the Distributor.

Neither the Distributor nor any other party is obligated to purchase any Shares from the Fund. There is no minimum aggregate number of Shares required to be purchased.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund. The Adviser and/or its affiliates may make payments to selected affiliated or unaffiliated third parties (including the parties who have entered into sub-distribution agreements with the Distributor) from time to time in connection with the sale of Shares and/or the services provided to Shareholders. These payments will be made out of the Adviser’s and/or its affiliates’ own assets and will not represent an additional charge to the Fund. The amount of such payments may be significant in amount and the prospect of receiving any such payments may provide such third parties or their employees with an incentive to favor sales of Shares over other investment options.

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Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read this Prospectus in conjunction with any materials and information provided by their financial intermediary. The Distributor does not receive compensation from the Fund for its distribution services, but may receive compensation for its distribution services from the Adviser.

Pursuant to the Distribution Agreement, the Distributor is solely responsible for the costs and expenses incurred in connection with (i) its qualification as a broker-dealer under state or federal laws and (ii) the promotion of the offering of Shares. The Distribution Agreement also provides that the Fund will indemnify the Distributor and its affiliates and certain other persons against certain liabilities.

Sales Load

Class A Shares are offered subject to a Sales Load of up to 3.50% of the subscription amount. The Sales Load payable by each investor with respect to Class A Shares depends upon the amount invested but may range from 0.00% to 3.50%, as set forth in the table below.

INVESTMENT AMOUNT	SALES LOAD
Less than $250,000	3.50%
$250,000 – $499,999	2.50%
$500,000 – $999,999	2.00%
$1,000,000 or more	0.00%

The Sales Load for Class A Shares will be deducted out of the investor’s subscription amount, and will not constitute part of an investor’s capital contribution to the Fund or part of the assets of the Fund. No Sales Load may be charged without the consent of the Distributor. The Distributor may elect to reduce, otherwise modify or waive the Sales Load with respect to any Shareholder on behalf of: (i) purchasers for whom the Distributor, the Adviser, or one of their affiliates acts in a fiduciary, advisory, custodial, or similar capacity; (ii) employees and retired employees (including spouses, children, and parents of employees and retired employees) of the Distributor, the Adviser, and any affiliates of the Distributor or the Adviser; (iii) Managers and retired Managers of the Fund (including spouses, children, and parents of Managers and retired Managers); (iv) purchasers who use proceeds from an account for which the Distributor, the Adviser, or one of their affiliates acts in a fiduciary, advisory, custodial, or similar capacity, to purchase Shares; (v) clients of brokers, dealers, investment advisers, financial planners or other financial services firms with which the Fund has a special arrangement; (vi) participants in an investment advisory or agency commission program under which such participant pays a fee to an investment adviser or other firm for portfolio management or brokerage services; (vii) orders placed on behalf of other investment companies that the Distributor or an affiliated company distributes; and (viii) orders placed on behalf of purchasers who have previously invested in the Fund or other funds advised or distributed (as applicable) by the Adviser, the Distributor, and any affiliates of the Adviser or the Distributor in amounts that, if combined with the new order for Shares of the Fund, may qualify the purchaser for a lesser Sales Load (or a complete waiver of the Sales Load). To receive a Sales Load waiver in conjunction with any of the above categories, an investor must, prior to the time of purchase, inform the Fund about the investor’s eligibility for the waiver of the Sales Load and give the Fund sufficient information to permit the Distributor to confirm that the investor qualifies for such a waiver. Notwithstanding any waiver, investors remain subject to eligibility requirements set forth in this Prospectus.

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Distribution Plan

The Fund has adopted a Distribution and Servicing Plan (the “Distribution Plan”) which allows the Fund to pay distribution fees for the sale and distribution of its Class A Shares. Under the Distribution Plan, the Fund may pay as compensation up to 0.70% on an annualized basis of the Fund’s net asset value attributable to Class A Shares (the “Distribution Fee”) to the Fund’s Distributor or other qualified recipients. Payment of the Distribution Fee is governed by the Distribution Plan, which, pursuant to the conditions of an exemptive order issued by the SEC, has been adopted by the Fund with respect to Class A Shares in compliance with Rule 12b-1 under the Investment Company Act. The Distribution Fee is paid out of the Fund’s assets and decreases the net profits or increases the net losses of the Fund solely with respect to Class A Shares. Class I Shares are not subject to the Distribution Fee and do not bear any expenses associated therewith.

The Adviser may pay additional compensation out of its own resources (i.e., not Fund assets) to certain other intermediaries and qualified recipients, including the Distributor, for sales and wholesaling support, and also for other services including due diligence support, account maintenance, provision of information, and support services. The amount of such payments may differ for different intermediaries and qualified recipients. Payments made by the Adviser may be one-time payments or may be ongoing payments. As a result of the various payments that financial intermediaries may receive from the Adviser, the amount of compensation that a financial intermediary may receive in connection with the sale of Shares may be greater than the compensation it may receive for the distribution of other investment products. This difference in compensation may create an incentive for a financial intermediary to recommend the Fund over another investment product.

Administration

The Fund has retained the Administrator, State Street Bank and Trust Company, whose principal business address is One Summer Street, Boston, MA 02116, to provide administrative services, and to assist with operational needs. The Administrator provides such services to the Fund pursuant to an administration agreement between the Fund and the Administrator (the “Administration Agreement”). The Administrator is responsible directly or through its agents for, among other things, providing the following services to the Fund, as applicable: (1) maintaining a list of Shareholders and generally performing all actions related to the issuance and repurchase of Shares, if any, including delivery of trade confirmations and capital statements; (2) providing certain administrative, clerical and bookkeeping services; (3) providing transfer agency services, services related to the payment of distributions, and accounting services; (4) computing the net asset value of the Fund in accordance with U.S. GAAP and procedures defined in consultation with the Adviser; (5) overseeing the preparation of semi-annual and annual financial statements of the Fund in accordance with U.S. GAAP, quarterly reports of the operations of the Fund and information required for U.S. federal and applicable state and local income tax returns; (6) supervising regulatory compliance matters and preparing certain regulatory filings; and (7) performing additional services, as agreed upon, in connection with the administration of the Fund. The Administrator may from time to time delegate its responsibilities under the Administration Agreement to one or more parties selected by the Administrator, including its affiliates or affiliates of the Adviser.

In consideration for these services, the Administrator is paid a monthly fee calculated based upon the average net asset value of the Fund, subject to a minimum monthly fee (the “Administration Fee”). The Administration Fee is paid to the Administrator out of the assets of the Fund and therefore decreases the net profits or increases the net losses of the Fund. The Administrator is also reimbursed by the Fund for out-of-pocket expenses relating to services provided to the Fund, and receives a fee for transfer agency services. The Administration Fee and the other terms of the Administration Agreement may change from time to time as may be agreed to by the Fund and the Administrator.

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The Administration Agreement provides that the Administrator’s cumulative liability to the Fund for a calendar year will be limited in relation to the fees and expenses charged by the Administrator in the relevant calendar year. In addition, the Administrator shall have no liability for any error of judgment or mistake of law or for any loss or damage resulting from the performance or nonperformance of its duties unless solely caused by or resulting from the willful misconduct or gross negligence of the Administrator, its officers or employees. In addition, the Administrator will not be liable for any special, indirect, incidental, punitive or consequential damages, including lost profits, of any kind whatsoever (including, without limitation, attorneys’ fees) under any provision of the Administration Agreement or for any such damages arising out of any act or failure to act thereunder.

The Administration Agreement also provides that the Fund shall indemnify and hold the Administrator and its directors, officers, agents, and employees harmless from all loss, cost, damage and expense, including reasonable fees and expenses for counsel, incurred by the Administrator resulting from any claim, demand, action or suit in connection with the Administrator’s acceptance of the Administration Agreement, any action or omission by the Administrator in the performance of its duties as administrator of the Fund, or as a result of acting upon instructions reasonably believed by it to have been duly authorized by the Fund or upon reasonable reliance on information or records given or made by the Fund or the Adviser. The indemnification will not apply to actions of the Administrator, its officers, or employees in cases of their own willful misconduct or gross negligence.

Custodian

State Street Bank and Trust Company (the “Custodian”) serves as the primary custodian of the assets of the Fund, and may maintain custody of such assets with U.S. and non-U.S. sub-custodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the Investment Company Act and the rules thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. sub-custodians in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is 100 Summer Street, Boston, MA 02116.

Fund expenses

The Fund will pay all of its expenses and/or reimburse the Adviser or its affiliates to the extent they have previously paid such expenses on behalf of the Fund. The expenses of the Fund include, but are not limited to, any fees and expenses in connection with the offering and issuance of Shares; all fees and expenses reasonably incurred in connection with the operation of the Fund such as direct and indirect expenses related to the assessment of prospective investments (whether or not such investments are consummated), investment structuring, corporate actions, travel associated with due diligence and monitoring activities and enforcing the Fund’s rights in respect of the Fund Investments; quotation or valuation expenses; the Investment Management Fee, the Distribution Fee (Class A Shares only), the Incentive Fee and the Administration Fee; brokerage commissions; interest and fees on any borrowings by the Fund; professional fees (including, without limitation, expenses of consultants, experts and specialists); research expenses; fees and expenses of outside tax or legal counsel (including fees and expenses associated with the review of documentation for prospective investments by the Fund), including foreign counsel; accounting, auditing and tax preparation expenses; fees and expenses in connection with repurchase offers and any repurchases or redemptions of Shares; taxes and governmental fees (including tax preparation fees); fees and expenses of any custodian, sub-custodian, transfer agent, and registrar, and any other agent of the Fund; all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions with any custodian or other agent engaged by the Fund, as applicable; bank service fees; costs and expenses relating to any amendment of the LLC Agreement or other organizational documents of the Fund; expenses of preparing, amending, printing, and distributing Prospectuses, SAIs, and any other sales material (and any supplements or amendments thereto), reports, notices, websites, other communications to Shareholders, and proxy materials; expenses of preparing, printing, and filing reports and other documents with government agencies; expenses of Shareholders’ meetings, including the solicitation of proxies in connection therewith; expenses of corporate data processing and related services; Shareholder recordkeeping and account services, fees, and disbursements; expenses relating to investor and public relations; fees and expenses of the members of the Board who are not employees of the Adviser or its affiliates; insurance premiums; Extraordinary Expenses (as defined below); and all costs and expenses incurred as a result of dissolution, winding-up and termination of the Fund. The Fund may need to sell portfolio securities to pay fees and expenses, which could cause the Fund to realize taxable gains.

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“Extraordinary Expenses” means all expenses incurred by the Fund, as applicable, outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or dispute and the amount of any judgment or settlement paid in connection therewith, or the enforcement of the rights against any person or entity; costs and expenses for indemnification or contribution payable to any person or entity (including, without limitation, pursuant to the indemnification obligations described under “Summary of the LLC Agreement—Limitation of liability; indemnification”); expenses of a reorganization, restructuring or merger, as applicable; expenses of holding, or soliciting proxies for, a meeting of Shareholders (except to the extent relating to items customarily addressed at an annual meeting of a registered closed-end management investment company); and the expenses of engaging a new administrator, custodian, transfer agent or escrow agent.

The Adviser will bear all of its own routine overhead expenses, including rent, utilities, salaries, office equipment and communications expenses. In addition, the Adviser is responsible for the payment of the compensation and expenses of those members of the Board and officers of the Fund affiliated with the Adviser, and making available, without expense to the Fund, the services of such individuals, subject to their individual consent to serve and to any limitations imposed by law.

The Adviser and its affiliates may be entitled to receive topping, break-up, monitoring, directors’ organizational, set-up, advisory, investment banking, syndication and other similar fees in connection with the purchase, monitoring or disposition of Fund Investments or from unconsummated transactions. Any such fees earned in respect of the Fund Investments shall be for the benefit of the Fund.

The Adviser has entered into an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, whereby, for at least one-year from the effective date of this Prospectus, the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding taxes, interest, brokerage commissions, certain transaction related expenses arising out of investments made by the Fund, extraordinary expenses, the Incentive Fee, and any acquired fund fees and expenses) do not exceed 3.00% on an annualized basis with respect to Class A Shares and 2.30% on an annualized basis with respect to Class I Shares (the “Expense Limit”). For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment. The Expense Limitation Agreement may be terminated by the Adviser or the Fund upon thirty days’ written notice to the other party.

The Portfolio Funds will bear various fees and expenses in connection with their operations. These fees and expenses are similar to those incurred by the Fund. In addition, the Portfolio Funds will pay asset-based fees to their Portfolio Fund Managers and generally may pay performance-based fees or allocations to their Portfolio Fund Managers, which effectively reduce the investment returns of the Portfolio Funds. These expenses, fees, and allocations are in addition to those incurred by the Fund directly. As an investor in the Portfolio Funds, the Fund will bear a portion of the expenses and fees of the Portfolio Funds. Such indirect fees and expenses are borne by the Fund and allocated to Class A Shares and Class I Shares on a pro rata basis.

The Fund’s fees and expenses will decrease the net profits or increase the net losses of the Fund that are credited to or debited against each Shareholder’s account.

Voting

Each Shareholder will have the right to cast a number of votes, based on the value of such Shareholder’s Shares, at any meeting of Shareholders called by the (i) Board or (ii) Shareholders holding at least a majority of the total number of votes eligible to be cast by all Shareholders. Except for the exercise of such voting privileges, Shareholders will not be entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.

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Conflicts of interest

The Fund may be subject to a number of actual and potential conflicts of interest, including, but not limited to, those set forth in further detail below.

Affiliates

The Adviser and its affiliates engage in financial advisory activities that are independent from, and may from time to time conflict with, those of the Fund. In the future, there might arise instances where the interests of such affiliates conflict with the interests of the Fund. The Adviser and its affiliates may provide services to, invest in, advise, sponsor and/or act as investment manager to investment vehicles and other persons or entities (including prospective investors in the Fund) which may have structures, investment objectives and/or policies that are similar to (or different than) those of the Fund; which may compete with the Fund for investment opportunities; and which may, subject to applicable law, co-invest with the Fund in certain transactions. The Fund has been granted exemptive relief by the SEC that permits the Fund to participate in certain negotiated co-investments alongside other funds managed by the Adviser or certain of its affiliates, subject to certain conditions, including (i) that a majority of the Managers of the Board who have no financial interest in the co-investment transaction and a majority of the Independent Managers approve the co-investment and (ii) that the price, terms and conditions of the co-investment will be identical for each fund participating pursuant to the exemptive relief. A copy of the Fund’s application for exemptive relief, including all of the conditions, and the related order are available on the SEC’s website at http://www.sec.gov. In addition, the Adviser, its affiliates and their respective clients may themselves invest in securities that would be appropriate for the Fund or the Portfolio Funds and may compete with the Portfolio Funds for investment opportunities. By acquiring Shares of the Fund, each Shareholder will be deemed to have acknowledged the existence of any such actual and potential conflicts of interest and to have waived any claim with respect to any liability arising from the existence of any such conflict of interest.

Although the Adviser and its affiliates will seek to allocate investment opportunities among the Fund and their other clients in a fair and reasonable manner, there can be no assurance that an investment opportunity which comes to the attention of the Adviser or its affiliates will be appropriate for the Fund or will be referred to the Fund. The Adviser and its affiliates are not obligated to refer any investment opportunity to the Fund.

The directors, partners, trustees, managers, members, officers and employees of the Adviser and their affiliates may buy and sell securities or other investments for their own accounts (including through funds managed by the Adviser or its affiliates). As a result of differing trading and investment strategies or constraints, investments may be made by directors, partners, trustees, managers, members, officers and employees that are the same, different from or made at different times than investments made for the Fund. To reduce the possibility that the Fund will be materially adversely affected by the personal trading described above, each of the Fund and the Adviser have adopted codes of ethics (collectively, the “Codes of Ethics”) in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the portfolio transactions of the Fund. The Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Expenses incurred with respect to the Fund Investments are generally allocated among the Fund and the Adviser’s and its affiliates’ other clients participating in such investments. With respect to each Fund Investment in which any co-investor of the Adviser or its affiliates co-invests with one or more funds (including the Fund) or separate accounts managed by the Adviser or its affiliates, investment expenses or indemnification obligations related to such investments are generally borne by such funds (including the Fund) or separate accounts and such co-investor(s) in proportion to the capital committed by each to such investment.

Broken deal expenses are generally allocated entirely to funds (including the Fund) or separate accounts discretionarily managed by the Adviser or its affiliates that would be allocated the relevant potential, but ultimately unconsummated, investment and not to any co-investor of the Adviser or its affiliates allocated to such proposed investment. Discretionarily managed funds (including the Fund) or separate accounts managed by the Adviser or its affiliates typically have priority allocation rights to investments whilst co-investors have no such rights but typically participate to enable a transaction considered beneficial for the discretionarily managed funds (including the Fund) or separate accounts managed by the Adviser or its affiliates participating therein as such funds’ and separate accounts’ collective appetite alone is typically insufficient to consummate such transactions. Accordingly, amongst such discretionarily managed funds (including the Fund) or separate accounts managed by the Adviser or its affiliates, each shall bear the entire amount of broken deal expenses incurred, in proportion to the capital they would have committed to the contemplated unconsummated investment, save for certain initial stage broken deal expenses which may be allocated to funds (including the Fund) and separate accounts managed by the Adviser or its affiliates (and not to co-investors of the Adviser and its affiliates) based on such funds’ and accounts’ investment objectives rather than a planned allocation to an investment.

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Notwithstanding the above, the Adviser or its affiliates may enter into separate arrangements with clients and co-investors in connection with the payment of investment related expenses (including broken deal expenses); such arrangements shall not disadvantage any discretionarily managed funds or separate accounts managed by the Adviser or its affiliates.

Allocation of the Adviser’s and its affiliates’ time

The Fund substantially relies on the Adviser to manage the day-to-day activities of the Fund and to implement the Fund’s investment strategy. The Adviser and certain of its affiliates are presently, and plan in the future to continue to be, involved with activities which are unrelated to the Fund. For example, the Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Adviser. These activities could be viewed as creating a conflict of interest in that the time and effort of the Adviser, its affiliates and each of their officers and employees will not be devoted exclusively to the Fund’s business but will be allocated between the Fund and the management of the assets of other advisees of the Adviser and its affiliates. The Adviser and its employees will devote only as much of their time to the Fund’s business as the Adviser and its employees, in their judgment, determine is reasonably required, which may be substantially less than their full time. Therefore, the Adviser, its employees and certain affiliates may experience conflicts of interest in allocating management time, services and functions among the Fund and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other affiliated entities than to the Fund.

Nevertheless, the Fund believes that the members of the Adviser’s senior management and the other key professionals have sufficient time to fully discharge their responsibilities to the Fund and to the other businesses in which they are involved. The Fund believes that its affiliates and executive officers will devote the time required to manage the business and expect that the amount of time a particular executive officer or affiliate devotes to the Fund will vary during the course of the year and depend on the Fund’s business activities at the given time.

Compensation arrangements

The Adviser will receive fees from the Fund in return for its services, and these fees could influence the advice provided by the Adviser. Among other matters, the compensation arrangements could affect the Adviser’s judgment with respect to offerings of equity by the Fund, which allow the Adviser to earn increased Investment Management Fees.

Distributions

The Fund contemplates declaring as dividends each year all or substantially all of its taxable income. From time to time, the Fund may also pay special interim distributions in the form of cash or Shares at the discretion of the Board. Unless Shareholders elect to receive distributions in the form of cash, the Fund intends to make its ordinary distributions in the form of additional Shares under the DRIP. Any distributions reinvested under the DRIP will nevertheless remain subject to U.S. federal (and applicable state and local) taxation to Shareholders. The Fund may finance its cash distributions to Shareholders from any sources of funds available to the Fund, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets (including Fund Investments), non-capital gains proceeds from the sale of assets (including Fund Investments), dividends or other distributions paid to the Fund on account of preferred and common equity investments by the Fund in Portfolio Funds and/or Portfolio Companies and expense reimbursements from the Adviser. The Fund has not established limits on the amount of funds the Fund may use from available sources to make distributions.

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Each year a statement on IRS Form 1099-DIV (or successor form) identifying the character (e.g., as ordinary income, qualified dividend income or long-term capital gain) of the distributions will be mailed to Shareholders. The Fund’s distributions may exceed the Fund’s earnings, especially during the period before the Fund has substantially invested the proceeds from this offering. As a result, a portion of the distributions the Fund makes may represent a return of capital for U.S. federal tax purposes. A return of capital generally is a return of a Shareholder’s investment rather than a return of earnings or gains derived from the Fund’s investment activities and will be made after deduction of the fees and expenses payable in connection with the offering, including any fees payable to the Adviser. See “Certain U.S federal income tax considerations.” There can be no assurance that the Fund will be able to pay distributions at a specific rate or at all.

Effective January 1, 2017, the Fund elected to be treated and intends to qualify annually, as a RIC under the Code. To qualify for and maintain RIC tax treatment, the Fund must, among other things, annually distribute at least 90% of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. A RIC may satisfy the 90% distribution requirement by distributing dividends (other than capital gain dividends) during the taxable year (including dividends declared in October, November or December of a taxable year that, if paid in the following January, are treated as paid by a RIC and received by its shareholders in the prior taxable year). In addition, a RIC may, in certain cases, satisfy the 90% distribution requirement by distributing dividends relating to a taxable year after the close of such taxable year under the “spillover dividend” provisions of the Code. If a RIC makes a “spillover dividend” the amounts will be included in IRS Form 1099-DIV for the year the spillover distribution is paid.

The Fund can offer no assurance that it will achieve results that will permit the Fund to pay any cash distributions. If the Fund issues senior securities, the Fund will be prohibited from making distributions if doing so causes the Fund to fail to maintain the asset coverage ratios stipulated by the Investment Company Act or if distributions are limited by the terms of any of the Fund’s borrowings. See “Certain U.S. federal income tax considerations.”

The Fund has adopted an “opt out” dividend reinvestment plan for Shareholders. As a result, if the Fund makes a distribution, then Shareholders have their distributions reinvested in additional Shares unless they specifically “opt out” of the DRIP so as to have their distributions paid in cash. See “Certain U.S. federal income tax considerations.”

Dividend reinvestment plan

The Fund has adopted an “opt-out” dividend reinvestment plan (or “DRIP”) pursuant to which all Shareholders will have the full amount of their cash distributions reinvested in additional Shares unless a Shareholder elects otherwise. Any distributions of the Fund’s Shares pursuant to the DRIP are dependent on the continued registration of the Fund’s securities or the availability of an exemption from registration in the recipient’s home state. Participants in the DRIP are free to elect to participate or terminate participation in the DRIP within a reasonable time as specified below.

If you elect not to participate in the DRIP, you will receive any distributions the Fund declares in cash. For example, if the Board authorizes, and the Fund declares, a distribution, then unless you have “opted-out” of the DRIP, you will have your cash distributions reinvested in additional Shares, rather than receiving the cash distributions. The Fund expects to coordinate distribution payment dates so that the same net asset value that is used for the monthly closing date immediately preceding such distribution payment date will be used to calculate the purchase net asset value for purchasers under the DRIP. Shares issued pursuant to the DRIP will have the same voting rights as the Fund’s Shares acquired by subscription to the Fund.

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If you wish to participate in the DRIP and receive your distribution in additional Shares, no action will be required on your part to do so. Investors that wish to receive their distributions in cash may do so by making a written election to not participate in the DRIP on the investor’s application or by notifying the Administrator in writing (i) via overnight mail, Attn: Partners Group Shareholder Services, c/o State Street Corporation, 1 Heritage Drive, North Quincy, MA 02171, (ii) via USPS mail, Attn: Partners Group Shareholder Services, c/o State Street Corporation, P.O. Box 5493, Boston, MA 02206 or (iii) via fax to (617) 937-3051. Such written notice must be received by the Administrator 60 days prior to the record date of the distribution or the Shareholder will receive such distribution in Shares through the DRIP. If Shares are held by a broker or other financial intermediary, in some circumstances a Shareholder may “opt out” of the DRIP by notifying its broker or other financial intermediary of such election. Please check with your broker or other financial intermediary for more details.

There are no selling commissions, dealer manager fees or other sales charges to you as a result of your participation in the DRIP. The Fund pays the Administrator’s fees under the DRIP. If you receive your ordinary cash distributions in the form of Shares as part of the DRIP, you generally are subject to the same U.S. federal, state and local tax consequences as you would be had you elected to receive your distributions in cash.

Your basis for determining gain or loss upon the sale of Shares received in a distribution from the Fund will be equal to the total dollar amount of the distribution payable in cash. Any Shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the Shares are credited to your account. The Fund reserves the right to amend, suspend or terminate the DRIP. You may terminate your account under the DRIP by notifying the Administrator in writing (i) via overnight mail, Attn: Partners Group Shareholder Services, c/o State Street Corporation, 1 Heritage Drive, North Quincy, MA 02171, (ii) via USPS mail, Attn: Partners Group Shareholder Services, c/o State Street Corporation, P.O. Box 5493, Boston, MA 02206 or (iii) via fax to (617) 937-3051.

All correspondence concerning the DRIP should be directed to the Administrator in writing (i) via overnight mail, Attn: Partners Group Shareholder Services, c/o State Street Corporation, 1 Heritage Drive, North Quincy, MA 02171, (ii) via USPS mail, Attn: Partners Group Shareholder Services, c/o State Street Corporation, P.O. Box 5493, Boston, MA 02206 or (iii) via fax to (617) 937-3051.

Outstanding securities

As of August 31, 2019, the following table shows the outstanding Shares of each class of Shares of the Fund.

SHARE CLASS	OUTSTANDING SECURITIES
Class A	434,662,588.910
Class I	386,537,657.403

Repurchases of Shares

No right of redemption

The Fund is not a liquid investment. No Shareholder (or other person holding Shares acquired from a Shareholder) will have the right to require the Fund to redeem or repurchase its Shares. No public market exists for Shares, and none is expected to develop. Consequently, Shareholders may not be able to liquidate their investment other than as a result of repurchases of Shares by the Fund, as described below.

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Periodic repurchases

The Board, from time to time and in its sole discretion, may determine to cause the Fund to offer to repurchase Shares from Shareholders, including the Adviser and its affiliates, pursuant to written tenders by Shareholders.

The Adviser anticipates recommending to the Board that, under normal market circumstances, the Fund conduct repurchase offers of no more than 5% of the Fund’s net assets quarterly on or about each January 1, April 1, July 1 and October 1.

The Fund will make repurchase offers, if any, to all holders of Shares.

Subject to the considerations described above, the aggregate value of Shares to be repurchased at any time will be determined by the Board in its sole discretion, and such amount may be stated as a percentage of the value of the Fund’s outstanding Shares. Therefore, the Fund may determine not to conduct a repurchase offer at a time that the Fund normally conducts a repurchase offer. The Fund may also elect to repurchase less than the full amount that a Shareholder requests to be repurchased. If a repurchase offer is oversubscribed by Shareholders, the Fund will repurchase only a pro rata portion of the Shares tendered by each Shareholder.

In determining whether the Fund should offer to repurchase Shares from its Shareholders pursuant to written requests, the Board will consider the recommendation of the Adviser. The Board also may consider the following factors, among others, in determining whether to repurchase Shares and the amount of Shares to be repurchased:

●	whether any Shareholders of the Fund have requested to tender Shares to the Fund;

●	the working capital and liquidity requirements of the Fund;

●	the relative sizes of the repurchase requests and the Fund;

●	the past practice of the Fund in repurchasing Shares;

●	the condition of the securities markets and the economy generally, as well as political, national or international developments or current affairs;

●	the anticipated U.S. federal income tax consequences of any proposed repurchases of Shares; and

●	the Fund’s investment plans, the liquidity of its assets (including fees and costs associated with liquidating Fund Investments), and the availability of information as to the value of its interests in underlying Portfolio Companies, Portfolio Funds and other Fund Investments.

As described above, in certain circumstances the Board may determine not to conduct a repurchase offer, or to conduct a repurchase offer of less than 5% of the Fund’s net assets. In particular, during periods of financial market stress, the Board may determine that some or all of the Fund Investments cannot be liquidated at their fair value, making a determination not to conduct repurchase offers more likely.

As an alternative, during such periods the Board may offer to repurchase Shares at a discount to their prevailing net asset value that appropriately reflects market conditions, subject to applicable law (a “Discount Repurchase Offer”). The benefit of any Shares repurchased at a discount will be for the account of the Fund.

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Procedures for repurchase of Shares

The following is a summary of the procedures expected to be employed by the Fund in connection with the repurchase of Shares.

The Board will determine that the Fund will offer to repurchase Shares pursuant to written tenders only on terms that the Board determines to be fair to the Fund and Shareholders. The amount due to any Shareholder whose Shares are repurchased will be equal to the value of the Shareholder’s Shares being repurchased, based on the Fund’s net asset value, as of the Valuation Date (as defined below), after reduction for all fees and expenses of the Fund for all periods through the Valuation Date (including, without limitation, the Investment Management Fee, any Distribution Fee, Administration Fee, any Incentive Fee and any Early Repurchase Fee (as defined below)), any required U.S. federal tax withholding and other liabilities of the Fund to the extent accrued or otherwise attributable to the Shares being repurchased (including pursuant to a Discount Repurchase Offer, if applicable). If the Board determines that the Fund will offer to repurchase Shares, written notice will be provided to Shareholders that describes the commencement date of the repurchase offer, specifies the date on which repurchase requests must be received by the Fund, and contains other terms and information Shareholders should consider in deciding whether and how to participate in such repurchase opportunity. The expiration date of the repurchase offer (the “Expiration Date”) will be a date set by the Board occurring no sooner than 20 business days after the commencement date of the repurchase offer, provided that such Expiration Date may be extended by the Board in its sole discretion. The Fund generally will not accept any repurchase request received by it or its designated agent after the Expiration Date.

Payment by the Fund upon a repurchase of Shares will be made in the form of the Promissory Note (as defined below). The Fund does not generally expect to distribute securities (other than the Promissory Note) as payment for repurchased Shares except in unusual circumstances, including if making a cash payment would result in a material adverse effect on the Fund or the Shareholders, or if the Fund has received distributions from Portfolio Funds and/or Portfolio Companies in the form of securities that are transferable to the Fund’s Shareholders. Securities which are distributed in-kind in connection with a repurchase of Shares may be illiquid. Any in-kind distribution of securities will be valued in accordance with the LLC Agreement and will be distributed to all tendering Shareholders on a proportional basis. See “Calculation of net asset value; valuation.”

In light of liquidity constraints associated with many of the Fund Investments and the fact that the Fund may have to liquidate interests in such investments to fund the repurchase of Shares and due to other considerations applicable to the Fund, the Fund expects to employ the following additional repurchase procedures:

●	The value of Shares being repurchased will be determined as of a date, determined by the Board, in its sole discretion, which is approximately 65 days, but in no event earlier than 60 days, after the Expiration Date (the “Valuation Date”), and any such repurchase will be effected as of the day after the Valuation Date (the “Repurchase Date”). As discussed above, and subject to the considerations described above, it is expected that there will be a Repurchase Date on or about each January 1, April 1, July 1 and October 1.

●	As promptly as practicable after the Expiration Date, the Fund will give to each Shareholder whose Shares have been accepted for repurchase a promissory note (the “Promissory Note”) entitling the Shareholder to be paid an amount equal to the value, determined as of the Valuation Date in the manner specified above, of the repurchased Shares. The Promissory Notes will be held by the Administrator on behalf of each such Shareholder. The determination of the value of Shares as of the Valuation Date is subject to adjustment based upon the results of the annual audit of the financial statements of the Fund for the fiscal year in which such Valuation Date occurred.

●	The Promissory Note, which will be non-interest bearing and non-transferable, is expected to contain terms providing for, among other things, the following payments. The initial payment in respect of the Promissory Note (the “Initial Payment”) will be in an amount equal to at least 95% of the estimated aggregate value of the repurchased Shares, determined as of the Valuation Date in the manner specified above. The Initial Payment will be made on or before the twentieth business day after the Repurchase Date; provided that, if the Fund elects to liquidate Fund Investments in order to finance the repurchase of Shares, the Fund is entitled to postpone the payment in respect of any Promissory Note delivered thereto until ten business days after the Fund has received at least 95% of the aggregate amount anticipated to be received through pending liquidations of Fund Investments in order to finance repurchases of Shares.

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●	The second and final payment in respect of the Promissory Note (the “Final Payment”) is expected to be in an amount equal to the excess, if any, of (i) the aggregate value of the repurchased Shares, determined as of the Valuation Date in the manner specified above based upon the results of the annual audit of the financial statements of the Fund for the fiscal year in which the Valuation Date of such repurchase occurred, over (ii) the Initial Payment. It is anticipated that the annual audit of the financial statements of the Fund will be completed within 60 days after the end of each fiscal year of the Fund and that the Final Payment will be made as promptly as practicable after the completion of such audit.

●	Notwithstanding anything in the foregoing to the contrary, if a Shareholder, after giving effect to the repurchase, would continue to hold at least 5% of the aggregate value of its Shares as of the Valuation Date, the Final Payment in respect of such repurchase shall be made on or before the 60th day after the Repurchase Date. Such payment shall be in an amount equal to the excess, if any, of (i) the aggregate value of the repurchased Shares, determined as of the Valuation Date in the manner specified above, based upon information known to the Fund as of the date of the Final Payment, over (ii) the Initial Payment. If, based upon the results of the annual audit of the financial statements of the Fund for the fiscal year in which the Valuation Date of such repurchase occurred, it is determined that the value at which the Shares were repurchased was incorrect, the Fund shall decrease such Shareholder’s account balance by the amount of any overpayment and redeem for no additional consideration a number of Shares having a value equal to such amount, or increase such Shareholder’s account balance by the amount of any underpayment and issue for no additional consideration a number of Shares having an aggregate value equal to such amount, as applicable, in each case as promptly as practicable following the completion of such audits.

The repurchase of Shares is subject to regulatory requirements imposed by the SEC. The Fund’s repurchase procedures are intended to comply with such requirements. However, in the event that the Board determines that modification of the repurchase procedures described above is required or appropriate, the Board will adopt revised repurchase procedures as necessary to ensure the Fund’s compliance with applicable regulations or as the Board in its sole discretion deems appropriate. Following the commencement of an offer to repurchase Shares, the Fund may suspend, postpone or terminate such offer in certain circumstances upon the determination of a majority of the Board, including a majority of the Independent Managers, that such suspension, postponement or termination is advisable for the Fund and its Shareholders, including, without limitation, circumstances as a result of which it is not reasonably practicable for the Fund to dispose of its investments or to determine its net asset value, and other unusual circumstances.

Each Shareholder whose Shares have been accepted for repurchase will continue to be a Shareholder of the Fund until the Repurchase Date (and thereafter if the Shareholder retains Shares following such repurchase) and may exercise its voting rights with respect to the repurchased Shares until the Repurchase Date. Moreover, the account maintained in respect of a Shareholder whose Shares have been accepted for repurchase will be adjusted for the net profits or net losses of the Fund through the Valuation Date, and such Shareholder’s account shall not be adjusted for the amount withdrawn, as a result of the repurchase, prior to the Repurchase Date.

Upon its acceptance of tendered Shares for repurchase, the Fund will maintain daily on its books a segregated account consisting of cash, liquid securities or, to the extent applicable, interests in Portfolio Funds that the Fund (i) has requested be withdrawn or (ii) is in the process of liquidating, (or any combination of them) in an amount equal to the aggregate estimated unpaid U.S. Dollar amount of the Promissory Notes issued to Shareholders tendering Shares.

Payments for repurchased Shares may require the Fund to liquidate Fund Investments earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover; provided, however, that where the Board determines to make Discount Repurchase Offers as described above, the consequences of such premature liquidation may be wholly or partially mitigated. The Fund may, but need not, maintain cash or borrow money to meet repurchase requests. Such a practice could increase the Fund’s operating expenses and impact the ability of the Fund to achieve its investment objective.

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A 2.00% early repurchase fee (the “Early Repurchase Fee”) will be charged by the Fund with respect to any repurchase of Shares from a Shareholder at any time prior to the day immediately preceding the one-year anniversary of the Shareholder’s purchase of the Shares. Shares tendered for repurchase will be treated as having been repurchased on a “first in - first out” basis. Therefore, Shares repurchased will be deemed to have been taken from the earliest purchase of Shares by such Shareholder (adjusted for subsequent net profits and net losses) until all such Shares have been repurchased, and then from each subsequent purchase of Shares by such Shareholder (adjusted for subsequent net profits and net losses) until such Shares are repurchased. An Early Repurchase Fee payable by a Shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund.

Other than the Early Repurchase Fee, the Fund does not presently intend to impose any charges on the repurchase of Shares. However, the Fund is permitted to allocate Shareholders, whose Shares are repurchased, costs and charges imposed by Portfolio Funds or otherwise incurred in connection with Fund Investments, if the Adviser determines to liquidate such interests as a result of repurchase tenders by Shareholders and such charges are imposed on the Fund. In the event that any such charges are allocated to the Fund, and subject to applicable law, the Fund may allocate such charges to the Shareholders whose repurchase tenders resulted in the repurchase of a portion of the Shares that resulted in such charges. Additionally, as described above, the Board may offer to repurchase at a discount to net asset value under certain circumstances.

A Shareholder who tenders some but not all of its Shares for repurchase will be required to maintain a minimum account balance of $25,000 with respect to Class A Shares and $100,000 with respect to Class I Shares. Such minimum account balance requirement may be waived by the Fund, in its sole discretion. The Fund reserves the right to reduce the amount to be repurchased from a Shareholder so that the required account balance is maintained.

In the event that the Adviser or any of its affiliates holds Shares in its capacity as a Shareholder, such Shares may be tendered for repurchase in connection with any repurchase offer made by the Fund, without notice to the other Shareholders.

Minimum Repurchase Threshold

The Fund has agreed to provide Shareholders with a minimum repurchase threshold (the “Minimum Repurchase Threshold”) which shall be tested on a quarterly basis and which shall be met if either of the following conditions is satisfied over the period encompassed by the most recent four fiscal quarters:

(1)	the Fund offers one quarterly repurchase of its Shares in which all Shares that were tendered by Shareholders are repurchased by the Fund; or

(2)	an amount of Shares equal to at least 10% of the Fund’s average number of outstanding Shares not subject to an early repurchase fee over the period has been repurchased by the Fund.

The Minimum Repurchase Threshold does not guarantee that the Fund will offer to repurchase Shares in any given quarter. When the Fund does make an offer to repurchase Shares, a Shareholder may not be able to liquidate all of their Shares either in response to that repurchase offer, or over the course of several repurchase offers.

If neither condition of the Minimum Repurchase Threshold has been satisfied over the most recent four fiscal quarters, or a repurchase offer period ends with more than 50% of the Fund’s outstanding Shares having been tendered in response to that repurchase offer, the Board will call a special meeting of Shareholders at which Shareholders will be asked to vote on whether to liquidate the Fund. The Fund will be liquidated and dissolved if Shareholders holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Shareholders vote in favor of such liquidation. If Shareholders do not vote to liquidate the Fund, testing of the Minimum Repurchase Threshold will be suspended and will be resumed at the close of the fourth fiscal quarter end following such vote. If Shareholders do vote to liquidate the Fund, the Adviser will seek to liquidate the Fund’s assets over a five year period, after which the Adviser will waive all Investment Management Fees otherwise payable by the Fund.

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Mandatory redemption by the Fund

In accordance with the terms and conditions of the LLC Agreement, the Fund may cause a mandatory redemption of all or some of the Shares of a Shareholder, or any person acquiring Shares from or through a Shareholder, at net asset value in accordance with the LLC Agreement and Section 23 of the Investment Company Act and Rule 23c-2 thereunder.

Transfers of Shares

No person shall become a substituted Shareholder of the Fund without the consent of the Fund, which consent may be withheld in its sole discretion. Shares held by Shareholders may be transferred only: (i) by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder; or (ii) under other limited circumstances, with the consent of the Board (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances).

Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. See “Eligible investors.” Notice of a proposed transfer of Shares must also be accompanied by a properly completed subscription document in respect of the proposed transferee. In connection with any request to transfer Shares, the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request. The Board generally will not consent to a transfer of Shares by a Shareholder (i) unless such transfer is to a single transferee, or (ii) if, after the transfer of the Shares, each of the transferee and transferor own less than $25,000 worth of Shares in the case of Class A Shares or $100,000 in worth of Shares in the Case of Class I Shares. Each transferring Shareholder and transferee may be charged reasonable expenses, including, but not limited to, attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

Any transferee acquiring Shares by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder, will be entitled to the allocations and distributions allocable to the Shares so acquired, to transfer the Shares in accordance with the terms of the LLC Agreement and to tender the Shares for repurchase by the Fund, but will not be entitled to the other rights of a Shareholder unless and until the transferee becomes a substituted Shareholder as specified in the LLC Agreement. If a Shareholder transfers Shares with the approval of the Board, the Fund shall as promptly as practicable take all necessary actions so that each transferee or successor to whom the Shares are transferred is admitted to the Fund as a Shareholder.

By subscribing for Shares, each Shareholder agrees to indemnify and hold harmless the Fund, the Board, the Adviser, and each other Shareholder, and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Shareholder in violation of the LLC Agreement or any misrepresentation made by that Shareholder in connection with any such transfer.

Calculation of net asset value; valuation

The Fund will calculate the net asset value of each class of Shares as of the close of business on the last business day of each calendar month, each date that a Share is offered or repurchased, as of the date of any distribution and at such other times as the Board shall determine (each, a “Determination Date”). In determining its net asset value, the Fund will value its investments as of the relevant Determination Date. The net asset value of the Fund will equal, unless otherwise noted, the value of the total assets of the Fund (including the net asset value of each class of Shares), less all of its liabilities, including accrued fees and expenses, each determined as of the relevant Determination Date. The net asset values of Class A Shares and of Class I Shares will be calculated separately based on the fees and expenses applicable to each class. It is expected that the net asset value of Class A Shares and Class I Shares will vary over time as a result of the differing fees and expenses applicable to each class.

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The Adviser will oversee the valuation of the Fund’s investments on behalf of the Fund. The Board has approved valuation procedures for the Fund (the “Valuation Procedures”). The Fund has also retained a valuation assurance service provider to provide the Fund reasonable assurance on the correctness of the processes and procedures leading to the fair value determinations by the Adviser. The valuation of the Fund’s investments is performed in accordance with Financial Accounting Standards Board’s Accounting Standards Codification 820 – Fair Value Measurements and Disclosures.

The Valuation Procedures provide that the Fund will value its Fund Investments at fair value.

Securities traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or any foreign stock exchange will be valued based on their respective market price adjusted for potential restrictions on the transfer or sale of such securities.

Debt instruments for which market quotations are readily available are typically valued based on such market quotations. In validating market quotations the Adviser considers different factors such as the source and the nature of the quotation in order to determine whether the quotation represents fair value. The Adviser makes use of reputable financial information providers in order to obtain the relevant quotations.

For debt and equity securities which are not publicly traded or for which market prices are not readily available (unquoted investments) the fair value is determined in good faith. In determining the fair values of these investments, the Adviser will typically apply widely recognized market and income valuation methodologies including, but not limited to, earnings and multiple analysis, discounted cash flow method and third party valuations. In order to determine a fair value, these methods are applied to the latest information provided by the underlying Portfolio Companies or other business counterparties (e.g., debt agents) such as last twelve months or forecast / budgeted EBITDA, sales, net income figures or forecast cash flows.

Due to the inherent uncertainty in determining the fair value of investments for which market values are not readily available the fair values of these investments may fluctuate from period to period. In addition, such fair value may differ materially from the values that may have been used had a ready market existed for such investments and may significantly differ from the value ultimately realized by the Fund.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. Dollars using foreign exchange rates provided by a recognized pricing service.

The Adviser and its affiliates act as investment advisers to other clients that may invest in securities for which no public market price exists. Valuation determinations by the Adviser or its affiliates for other clients may result in different values than those ascribed to the same security owned by the Fund. Consequently, the fees charged to the Fund may be different than those charged to other clients, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

Expenses of the Fund, including the Investment Management Fee, are accrued on a monthly basis on the Determination Date and taken into account for the purpose of determining the Fund’s net asset value.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s net asset value and the Fund if the judgments of the Board or the Adviser regarding appropriate valuations should prove incorrect.

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Portfolio Funds are generally valued based on the latest net asset value reported by the Portfolio Fund Manager. Any cash flows since the reference date of the last net asset value for a Portfolio Fund received by the Fund from a Portfolio Fund Manager until the Determination Date are recognized by (i) adding the nominal amount of the investment related capital calls and (ii) deducting the nominal amount of investment related distributions from the net asset value as reported by the Portfolio Fund Manager.

In addition to tracking the net asset value plus related cash flows of such Portfolio Funds, the Adviser also intends to track valuation relevant information relating to the assets held by each Portfolio Fund which is reasonably available at the time the Fund values its investments. The Adviser will consider such information and may conclude in certain circumstances that the information provided by the Portfolio Fund Manager does not represent the fair value of a particular asset held by a Portfolio Fund. If the Adviser concludes in good faith that the latest net asset value reported by a Portfolio Fund Manager does not represent fair value (e.g., there is more current information regarding a portfolio asset which significantly changes its fair value) the Adviser will make a corresponding adjustment to reflect the current fair value of such asset within such Portfolio Fund. In determining the fair value of assets held Portfolio Funds, the Adviser applies valuation methodologies as outlined above in “Calculation of Net Asset Value; Valuation.”

Notwithstanding the above, Portfolio Fund Managers may adopt a variety of valuation bases and provide differing levels of information concerning Portfolio Funds and there will generally be no liquid markets for such investments. Consequently, there are inherent difficulties in determining the fair value that cannot be eliminated. Neither the Board nor the Adviser will be able to confirm independently the accuracy of valuations provided by the Portfolio Fund Managers (which are generally unaudited).

Due to the inherent uncertainty in determining the fair value of investments for which market values are not readily available the fair value of these investments may fluctuate from period to period. In addition, such fair value may differ materially from the values that may have been used had a ready market existed for such investments and may significantly differ from the value ultimately realized by the Fund.

Certain U.S. federal income tax considerations

The following is a general summary of certain material U.S. federal income tax consequences applicable to the Fund and to an investment in Shares by a Shareholder. This summary does not discuss all of the tax consequences that may be relevant to a particular investor, including an investor who holds Shares as part of a hedging, straddle, conversion, constructive sale or other integrated transaction, or to certain investors (e.g., investors subject to the alternative minimum tax, tax-exempt organizations, dealers in securities, pension plans and trusts, financial institutions, certain foreign investors and insurance companies) subject to special treatment under U.S. federal income tax laws. In addition, this summary does not specifically address the special tax consequences that may be applicable to persons who hold interests in partnerships, grantor trusts and other pass-through entities that hold Shares. This summary assumes that investors hold Shares as capital assets (generally, property held for investment).

THIS SUMMARY IS NECESSARILY GENERAL, AND EACH PROSPECTIVE INVESTOR IS URGED TO CONSULT ITS TAX ADVISER WITH RESPECT TO THE U.S. FEDERAL, STATE AND LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE PURCHASE, OWNERSHIP AND DISPOSAL OF SHARES, INCLUDING APPLICABLE TAX REPORTING REQUIREMENTS.

This summary is based on the Code as in effect on the date of this Prospectus, the Treasury Regulations, rulings of the U.S. Internal Revenue Service (the “IRS”), and court decisions in existence on the date hereof, all of which are subject to change, possibly with retroactive effect. The Fund has not sought a ruling from the IRS or any other U.S. federal, state or local agency with respect to any of the tax issues affecting the Fund. This summary does not discuss any aspects of the U.S. federal estate or gift tax or any state or local or non-U.S. tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if the Fund invested in tax-exempt securities or certain other investment assets.

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If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Shares, the tax treatment of a partner in the partnership with respect to the Shares generally will depend upon the status of the partner and the activities of the partnership. Partners in partnerships considering an acquisition of Shares should consult their tax advisers with respect to the partnership’s purchase, ownership and disposition of Shares.

Election of the Fund to be taxed as a RIC

Effective January 1, 2017, the Fund elected to be treated as a RIC under Subchapter M of the Code. Prior to the Reorganization on December 31, 2016, the Fund operated as a partnership for U.S. federal income tax purposes. As a RIC, the Fund generally will not have to pay corporate-level U.S. federal income taxes on any net taxable income that it distributes to its Shareholders from the Fund’s tax earnings and profits. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below).

Taxation as a RIC

As a RIC, in any fiscal year with respect to which the Fund distributes at least 90% of the sum of the Fund’s: (i) “investment company taxable income,” which includes, among other items, dividends, interest, the excess of any net realized short-term capital gains over net realized long-term capital losses, and other taxable income (other than any net capital gain), reduced by deductible expenses, determined without regard to the deduction for dividends and distributions paid and (ii) net tax exempt interest income (which is the excess of the Fund’s gross tax exempt interest income over certain disallowed deductions), the Fund generally will not be subject to U.S. federal income tax on investment company taxable income and net capital gains that the Fund distributes to its Shareholders (the “Annual Distribution Requirement”). The Fund intends to distribute, in its Shares and/or cash, annually, all or substantially all of such income. To the extent that the Fund retains its net capital gains for investment or any investment company taxable income, the Fund will be subject to U.S. federal income tax. The Fund may choose to retain its net capital gains for investment or any investment company taxable income, and pay the associated U.S. federal corporate income tax, including the U.S. federal excise tax (described below).

The Fund may retain some or all of its realized net long-term capital gains in excess of realized net short-term capital losses and designate the retained net capital gains as a “deemed distribution.” In that case, among other consequences, the Fund will pay tax on the retained amount and each Shareholder will be required to include its share of the deemed distribution in income as if it had been actually distributed to the Shareholder, and such Shareholder will be entitled to claim a credit equal to its allocable share of the tax paid thereon by the Fund for U.S. federal income tax purposes. A Shareholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form to claim a refund with respect to the allocable share of the taxes that the Fund has paid. For U.S. federal income tax purposes, the tax basis of Shares owned by a Shareholder will be increased by an amount equal to the excess of the amount of undistributed capital gains included in the Shareholder’s gross income over the tax deemed paid by the Shareholder as described in this paragraph. To utilize the deemed distribution approach, the Fund must provide written notice to Shareholders prior to the expiration of 60 days after the close of the relevant taxable year. The Fund may also make actual distributions to its Shareholders of some or all of realized net long-term capital gains in excess of realized net short-term capital losses.

The Fund will be subject to a 4% nondeductible U.S. federal excise tax (the “Excise Tax”) on certain undistributed income unless the Fund distributes in a timely manner an amount at least equal to the sum of (i) 98% of the Fund’s net ordinary income for each calendar year, (ii) 98.2% of the Fund’s capital gain net income for the one-year period ending October 31 in that calendar year and (iii) any income recognized, but not distributed, in preceding years and on which the Fund paid no U.S. federal income tax (the “Excise Tax Avoidance Requirement”). While the Fund intends to distribute any income and capital gains in the manner necessary to minimize imposition of the Excise Tax, sufficient amounts of the Fund’s taxable income and capital gains may not be distributed to avoid entirely the imposition of the Excise Tax. In that event, the Fund will be liable for the Excise Tax only on the amount by which the Fund does not meet the Excise Tax Avoidance Requirement.

In order to qualify as a RIC for U.S. federal income tax purposes, the Fund must, among other things:

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●	derive in each taxable year at least 90% of the Fund’s gross income from dividends, interest, payments with respect to certain securities, debt, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to the Fund’s business of investing in such stock or securities (the “Source of Income Test”); and

●	diversify the Fund’s holdings so that at the end of each quarter of the taxable year:

○	at least 50% of the value of the Fund’s assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s assets or more than 10% of the outstanding voting securities of such issuer; and

○	no more than 25% of the value of the Fund’s assets are invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by the Fund and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships,” (the “Diversification Tests”).

For U.S. federal income tax purposes, the Fund may be required to recognize taxable income in circumstances in which the Fund does not receive a corresponding payment in cash. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Fund in the same taxable year. The Fund may also be required to include in income other amounts that the Fund has not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. The Fund anticipates that a portion of its income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash.

Pursuant to the recently enacted tax legislation commonly known as the Tax Cuts and Jobs Act, Section 451(b) of the Code has been amended to require certain accrual method taxpayers to include certain amounts in income for U.S. federal income tax purposes no later than the time such amounts are reflected on certain financial statements. This rule may thus require the Fund to accrue income earlier than otherwise would be the case under general tax rules, although the precise application of this rule is unclear at this time.

Because any original issue discount or other amounts accrued will be included in the Fund’s investment company taxable income for the year of the accrual, the Fund may be required to make a distribution to its Shareholders in order to satisfy the Annual Distribution Requirement, even though the Fund will not have received any corresponding cash amount. As a result, the Fund may have difficulty meeting the Annual Distribution Requirement necessary to qualify for and maintain RIC tax treatment under the Code. The Fund may need to sell some of the Fund Investments at times and/or at prices the Fund would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities to meet its Annual Distribution Requirements. If the Fund is not able to obtain cash from other sources, the Fund may fail to qualify for RIC tax treatment and/or be subject to corporate-level U.S. federal income tax.

In the event the Fund owns equity interests in operating businesses conducted in “pass-through” form (i.e., as a partnership for U.S. federal income tax purposes), income from such equity interests may not qualify for purposes of the Source of Income Test and, as a result, the Fund may be required to hold such interests through a taxable subsidiary corporation. In such a case, any income from such equity interests should not adversely affect the Fund’s ability to meet the Source of Income Test, although such income generally would be subject to U.S. federal income tax, which the Fund would indirectly bear through its ownership of such subsidiary corporation.

The Fund is authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the Investment Company Act, the Fund is not permitted to make distributions to its Shareholders while its debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, the Fund’s ability to dispose of assets to meet the Fund’s distribution requirements may be limited by (i) the illiquid nature of the Fund’s portfolio and/or (ii) other requirements relating to the Fund’s qualification as a RIC, including the Diversification Tests. If the Fund disposes of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, the Fund may make such dispositions at times that, from an investment standpoint, are not advantageous.

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Fund Investments

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may: (i) disallow, suspend, or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction, (ii) convert lower taxed long-term capital gains and qualified dividend income into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify for purposes of the 90% annual gross income requirement described above. The Fund will monitor its transactions and may decide to make certain tax elections, may be required to borrow money, or may be required to dispose of securities to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

The Fund makes investments in securities that are issued at a discount or providing for deferred interest or paid-in-kind interest and are subject to special tax rules that will affect the amount, timing, and character of distributions to the Fund’s Shareholders. For example, with respect to securities issued at a discount, the Fund will generally be required to accrue daily, as income, a portion of the discount and to distribute such income each year to maintain the Fund’s qualification as a RIC and to avoid U.S. federal income and the Excise Tax. Since in certain circumstances the Fund may recognize income before or without receiving cash representing such income, the Fund may have difficulty making distributions in the amounts necessary to satisfy the Annual Distribution Requirement and for avoiding U.S. federal income and the Excise Tax. Accordingly, the Fund may have to sell some of its investments at times the Fund would not consider advantageous, raise additional debt or equity capital, or reduce new investments to meet these distribution requirements. If the Fund is not able to obtain cash from other sources, the Fund may fail to qualify as a RIC and thereby be subject to corporate-level U.S. federal income tax.

In the event the Fund invests in foreign securities, the Fund may be subject to withholding and other foreign taxes with respect to those securities. The Fund does not expect to satisfy the requirement to pass through to the Fund’s Shareholders their share of the foreign taxes paid by the Fund.

The Fund may invest in non-U.S. corporations (or other non-U.S. entities treated as corporations for U.S. federal income tax purposes). Thus, it is possible that one or more such entities in which the Fund invests could be treated under the Code and Treasury Regulations as a “passive foreign investment company” or a “controlled foreign corporation.” The rules relating to investments in these types of non-U.S. entities are designed to ensure that U.S. taxpayers are either, in effect, taxed currently (or on an accelerated basis with respect to corporate level events) or taxed at increased tax rates at distribution or disposition. In certain circumstances this could require the Fund to recognize income where the Fund does not receive a corresponding payment in cash and make distributions with respect to such income in order to maintain the Fund’s qualification as a RIC. Under such circumstances, the Fund may have difficulty meeting the Annual Distribution Requirement necessary to maintain RIC tax treatment under the Code. Under certain circumstances, an investment in a passive foreign investment company could result in a tax to the Fund and/or an increase in the amount of taxable distributions by the Fund. In addition, under proposed Treasury Regulations, taxable income inclusions from certain passive foreign investment companies and controlled foreign corporations would not qualify for purposes of the Source of Income Test to the extent that the fund does not receive a current distribution of cash from such passive foreign investment companies or controlled foreign corporations, as the case may be, in respect of such income inclusions.

Failure to qualify as a RIC

If the Fund failed to satisfy the annual Source of Income Test or the Diversification Tests for any quarter of a taxable year, the Fund might nevertheless continue to qualify as a RIC for such year if certain relief provisions of the Code applied (which might, among other things, require the Fund to pay certain corporate-level U.S. federal taxes or to dispose of certain assets). If the Fund failed to qualify for treatment as a RIC and such relief provisions did not apply, the Fund would be subject to U.S. federal income tax on all of its net taxable income at regular corporate U.S. federal income tax rates (and the Fund also would be subject to any applicable state and local taxes), regardless of whether the Fund made any distributions to Shareholders. The Fund would not be able to deduct distributions to its Shareholders, nor would the Fund be required to make distributions to its Shareholders for U.S. federal income tax purposes. Any distributions the Fund made generally would be taxable to its U.S. Shareholders as ordinary dividend income and, subject to certain limitations under the Code, would be eligible for the 20% maximum U.S. federal income tax rate applicable to individuals and other non-corporate U.S. Shareholders, to the extent of the Fund’s current or accumulated earnings and profits. Subject to certain limitations under the Code, U.S. Shareholders that are corporations for U.S. federal income tax purposes would be eligible for the dividends-received deduction, with respect to such amounts. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the Shareholder’s adjusted tax basis in its Shares, and any remaining distributions would be treated as a capital gain.

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Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that re-qualify as a RIC no later than the second year following the non-qualifying year, the Fund could be subject to U.S. federal income tax on any net built-in gains in the assets held by it at the time of its re-qualification as a RIC that are recognized during the 5-year period after such requalification, unless it made a special election to pay corporate-level U.S. federal income tax on such net built-in gains at the time of its requalification. The Fund may decide to be taxed as a regular corporation (thereby becoming subject to U.S. federal income and other taxes as set forth above) even if it would otherwise qualify as a RIC if it determines that treatment as a corporation for a particular year would be in its best interests.

Taxation of U.S. Shareholders

A “U.S. Shareholder” generally is a beneficial owner of Shares which is for U.S. federal income tax purposes:

●	a citizen or individual resident of the United States;

●	a corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state or the District of Columbia;

●	a trust, if a court in the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all decisions of the trust, or the trust has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person; or

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

Distributions by the Fund generally are taxable to U.S. Shareholders as ordinary income or capital gains. Distributions of the Fund’s “investment company taxable income” (which is, generally, the Fund’s net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. Shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional Shares. To the extent such distributions paid by the Fund to non-corporate U.S. Shareholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such “qualifying dividends” may be eligible for a reduced rate of U.S. federal income tax. In this regard, it is anticipated that distributions paid by the Fund will generally not be attributable to dividends and, therefore, generally will not qualify for the reduced rate applicable to “qualifying dividends.” Distributions of the Fund’s net capital gains (which is generally the Fund’s realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by the Fund as “capital gain dividends” will be taxable to a U.S. Shareholder as long-term capital gains, which are currently taxable at a maximum U.S. federal income tax rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. Shareholder’s holding period for its Shares and regardless of whether paid in cash or reinvested in additional Shares. Distributions in excess of the Fund’s earnings and profits first will reduce a U.S. Shareholder’s adjusted tax basis in such Shareholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. Shareholder.

In the event that the Fund retains any net capital gains, the Fund may designate the retained amounts as undistributed capital gains in a notice to the Fund’s Shareholders. If a designation is made, Shareholders would include in income, as long-term capital gains, their proportionate share of the undistributed amounts, but would be allowed a credit or refund, as the case may be, for their proportionate share of the corporate U.S. federal income tax paid by the Fund. In addition, the tax basis of Shares owned by a U.S. Shareholder would be increased by an amount equal to the difference between (i) the amount included in the U.S. Shareholder’s income as long-term capital gains and (ii) the U.S. Shareholder’s proportionate share of the corporate U.S. federal income tax paid by the Fund.

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For purposes of determining (i) whether the Annual Distribution Requirement is satisfied for any year and (ii) the amount of distributions paid for that year, the Fund may, under certain circumstances, elect to treat a distribution that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. Shareholder will still be treated as receiving the distribution in the taxable year in which the distribution is made. However, any distribution declared by the Fund in October, November or December of any calendar year, payable to Shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been paid by the Fund and received by the Fund’s U.S. Shareholders on December 31 of the year in which the distribution was declared.

A U.S. Shareholder participating in the DRIP will be taxed on the amount of such distribution in the same manner as if such Shareholder had received such distribution in cash. Any stock received in a purchase under the DRIP will have a holding period for tax purposes commencing on the day following the day on which Shares are credited to a U.S. Shareholder’s account.

A U.S. Shareholder generally will recognize taxable gain or loss if the U.S. Shareholder sells or otherwise disposes of its Shares. The amount of gain or loss will be measured by the difference between such U.S. Shareholder’s adjusted tax basis in the Shares sold and the amount of the proceeds received in such sale or other disposition. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. Shareholder has held its Shares for more than one year. Otherwise, such gain will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of Shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such Shares. In addition, all or a portion of any loss recognized upon a sale or other disposition of Shares may be disallowed if other Shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before such sale or disposition.

In general, individual U.S. Shareholders currently are subject to a maximum U.S. federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in Shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. Shareholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate U.S. Shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. Shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. Shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

The Code requires the Fund to report U.S. Shareholders’ cost basis, gain/loss, and holding period to the IRS on IRS Form 1099s when “covered” securities are sold. For purposes of these reporting requirements, all of the Fund’s Shares acquired by non-tax exempt Shareholders, including those acquired through DRIP, will be considered “covered” securities. The Fund intends to choose FIFO (“first-in, first-out”) as the Fund’s default tax lot identification method for all Shareholders. A tax lot identification method is the way the Fund will determine which specific Shares are deemed to be sold when there are multiple purchases on different dates at differing transaction prices, and the entire position is not sold at one time. The Fund’s default tax lot identification method is the method “covered” securities will be reported on your IRS Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so from the time you are admitted as a Shareholder up through and until the sale of the “covered” securities. For those securities defined as “covered” under current IRS cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.” You are encouraged to refer to the appropriate Treasury Regulations or consult your tax adviser with regard to your personal circumstances and any decisions you may make with respect to choosing a tax lot identification method.

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The Fund will send to each of its U.S. Shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. Shareholder’s taxable income for such year as ordinary income, qualified dividend income and long-term capital gain. In addition, the U.S. federal income tax status of each year’s distributions generally will be reported to the IRS (including the amount of distributions, if any, eligible for preferential rates). Distributions paid by the Fund generally will not be eligible for the dividends received deduction or the preferential tax rate applicable to “qualifying dividends” because the Fund’s income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. Shareholder’s particular situation.

The Fund may be required to withhold U.S. federal income tax, or backup withholding, currently at a rate of 24%, from all distributions to any non-corporate U.S. Shareholder (i) who fails to furnish the Fund with a correct taxpayer identification number or a certificate that such Shareholder is exempt from backup withholding or (ii) with respect to whom the IRS notifies the Fund that such Shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. Shareholder’s U.S. federal income tax liability, provided that proper information is provided to the IRS.

A U.S. Shareholder that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, will generally be subject to a 3.8% tax on the lesser of (i) the U.S. Shareholder’s “net investment income” for a taxable year and (ii) the excess of the U.S. Shareholder’s modified adjusted gross income for such taxable year over $200,000 ($250,000 in the case of joint filers). For these purposes, “net investment income” will generally include taxable distributions and deemed distributions paid with respect to the Shares, and net gain attributable to the disposition Shares (in each case, unless such Shares are held in connection with certain trades or businesses), but will be reduced by any deductions properly allocable to such distributions or net gain.

Under applicable Treasury Regulations, if a U.S. Shareholder recognizes a loss with respect to its Shares of $2,000,000 or more for a non-corporate U.S. Shareholder or $10,000,000 or more for a corporate U.S. Shareholder in any single taxable year (or a greater loss over a combination of years), the U.S. Shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct U.S. Shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, U.S. Shareholders of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. U.S. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

U.S. Shareholders should consult their tax advisers with respect to the U.S. federal, state, local and non-U.S. tax consequences of the purchase, ownership and disposition of Shares, including applicable tax reporting obligations.

Taxation of tax-exempt Shareholders

Under current law, an investment in the Fund generally should not give rise to unrelated business taxable income (“UBTI”) by tax-exempt Shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities). Notwithstanding the foregoing, a tax-exempt Shareholder could realize UBTI by virtue of its investment in Shares if such tax-exempt Shareholder borrows to acquire its Shares. Certain tax-exempt Shareholders are subject to differing rules under the Code and may recognize UBTI from an investment in the Fund.

Taxation of non-U.S. Shareholders

A “Non-U.S. Shareholder” generally is a beneficial owner of Shares that is not a U.S. Shareholder or an entity treated as a partnership for U.S. federal income tax purposes. This includes nonresident alien individuals, foreign trusts or estates and foreign corporations. Whether an investment in Shares is appropriate for a Non-U.S. Shareholder will depend upon that person’s particular circumstances. An investment in Shares may have adverse tax consequences as compared to a direct investment in the assets in which the Fund will invest. Non-U.S. Shareholders should consult their tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in Shares, including applicable tax reporting requirements.

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Distributions of “investment company taxable income” to Non-U.S. Shareholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. Shareholders directly) will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of the Fund’s current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of a Non-U.S. Shareholder. If the distributions are effectively connected with a U.S. trade or business of a Non-U.S. Shareholder, and, if required by an applicable income tax treaty, attributable to a permanent establishment in the United States, the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. Shareholders, and the Fund will not be required to withhold U.S. federal tax if the Non-U.S. Shareholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. Shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their tax advisers.

Properly designated dividends received by a Non-U.S. Shareholder are generally exempt from U.S. federal withholding tax when they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income), or (ii) are paid in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over its long-term capital loss for such taxable year). In order to qualify for this exemption from withholding, a Non-U.S. Shareholder must comply with applicable certification requirements relating to its Non-U.S. status (including, in general, furnishing an IRS Form W-8BEN (for individuals), IRS Form W-8BEN-E (for entities) or an acceptable substitute or successor form). In the case of Shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. Shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Actual or deemed distributions of the Fund’s net capital gains to a Non-U.S. Shareholder, and gains realized by a Non-U.S. Shareholder upon the sale or redemption of Shares, will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. Shareholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. Shareholder in the United States,) or, in the case of an individual, the Non-U.S. Shareholder was present in the United States for 183 days or more during the taxable year and certain other conditions are met.

If the Fund distributes its net capital gains in the form of deemed rather than actual distributions, a Non-U.S. Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the non-U.S. Shareholder’s allocable share of the corporate-level tax the Fund pays on the capital gains deemed to have been distributed; however, in order to obtain the refund, the Non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

For a corporate Non-U.S. Shareholder, distributions (both cash and in Shares), and gains realized upon the sale or redemption of Shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

A Non-U.S. Shareholder who is a non-resident alien individual may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. Shareholder provides the Fund or the Administrator with an IRS Form W-8BEN or an acceptable substitute form or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. Shareholder or otherwise establishes an exemption from backup withholding.

Pursuant to U.S. withholding provisions commonly referred to as the Foreign Account Tax Compliance Act (“FATCA”), payments of most types of income from sources within the United States (as determined under applicable U.S. federal income tax principles), such as interest and dividends, in each case, to a foreign financial institution, investment funds and other non-U.S. persons generally will be subject to a 30% U.S. federal withholding tax, unless certain information reporting and other applicable requirements are satisfied. Any Non-U.S. Shareholder that either does not provide the relevant information or is otherwise not compliant with FATCA may be subject to this withholding tax on certain distributions from the Fund. Any taxes required to be withheld under these rules must be withheld even if the relevant income is otherwise exempt (in whole or in part) from withholding of U.S. federal income tax, including under an income tax treaty between the United States and the beneficial owner’s country of tax residence. Each Non-U.S. Shareholder should consult its tax advisers regarding the possible implications of this withholding tax (and the reporting obligations that will apply to such Non-U.S. Shareholder, which may include providing certain information in respect of such Non-U.S. Shareholder’s beneficial owners).

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* * * * *

THE TAX AND OTHER MATTERS DESCRIBED IN THIS PROSPECTUS DO NOT CONSTITUTE, AND SHOULD NOT BE CONSIDERED AS, LEGAL OR TAX ADVICE TO PROSPECTIVE INVESTORS. EACH INVESTOR SHOULD CONSULT ITS TAX ADVISER AS TO THE U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX CONSEQUENCES OF THE ACQUISITION, OWNERSHIP AND DISPOSITION OF SHARES, AND THE FUND’S ELECTION TO BE SUBJECT TO U.S. FEDERAL INCOME TAX AS A RIC, INCLUDING APPLICABLE TAX REPORTING OBLIGATIONS.

ERISA considerations

The Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and the Code impose certain requirements on employee benefit plans to which ERISA applies, and on those persons who are fiduciaries with respect to such plans. The Code imposes certain requirements on certain other plans (such as individual retirement accounts and Keogh plans (and their fiduciaries)) that, although not subject to ERISA, are subject to certain similar rules of the Code (such employee benefit plans subject to ERISA and such other plans, collectively, “Plans”). In accordance with ERISA’s general fiduciary standards, before investing in the Fund, a Plan fiduciary should determine whether such an investment is permitted under the governing Plan instruments and is appropriate for the Plan in view of its overall investment policy and the composition and diversification of its portfolio. Moreover, ERISA and the Code require that certain reporting and disclosure be made with respect to Plan assets, that Plan assets generally be held in trust, and that the indicia of ownership of Plan assets be maintained within the jurisdiction of district courts of the United States. Thus, a Plan fiduciary considering an investment in the Fund should consult with its legal counsel concerning all the legal implications of investing in the Fund, especially the issues discussed in the following paragraphs.

Unless statutory or administrative exemptions are available, Section 406 of ERISA and Section 4975 of the Code prohibit a broad range of transactions involving Plan assets and persons who have certain specified relationships to a Plan (“parties in interest” within the meaning of ERISA and “disqualified persons” within the meaning of the Code) and impose additional prohibitions on parties in interest and disqualified persons who are Plan fiduciaries. These prohibitions also apply with respect to any entity whose assets consist of Plan assets by reason of Plans’ investment in the entity. Certain prospective Plan investors may currently maintain relationships with the Adviser and/or entities that are affiliated with the Fund, and, as a result, one or more of such entities may be deemed to be a “party in interest” or “disqualified person” with respect to (including a fiduciary of) any such prospective Plan investor.

Because the Fund is registered as an investment company under the Investment Company Act, the assets of the Fund will not be deemed to constitute Plan assets.

Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA) are not subject to requirements of ERISA and the Code discussed above but may be subject to materially similar provisions of other applicable federal or state law or may be subject to other legal restrictions on their ability to invest in the Fund. Accordingly, any such governmental plans and the fiduciaries of such plans should consult with their legal counsel concerning all the legal implications of investing in the Fund.

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THE FUND’S SALE OF SHARES TO PLANS IS IN NO RESPECT A REPRESENTATION OR WARRANTY BY THE FUND, THE ADVISER OR ANY OF THEIR AFFILIATES, OR BY ANY OTHER PERSON ASSOCIATED WITH THE SALE OF THE SHARES, THAT SUCH INVESTMENT BY PLANS MEETS ALL RELEVANT LEGAL REQUIREMENTS APPLICABLE TO PLANS GENERALLY OR TO ANY PARTICULAR PLAN, OR THAT SUCH INVESTMENT IS OTHERWISE APPROPRIATE FOR PLANS GENERALLY OR FOR ANY PARTICULAR PLAN.

Eligible investors

Each prospective investor in the Fund will be required to certify that it is an “accredited investor” within the meaning of Rule 501 under the Securities Act and a “qualified client” within the meaning of Rule 205-3 under the Advisers Act. The criteria for qualifying as a “qualified client” and “accredited investor” are set forth in the subscription document that must be completed by each prospective investor.

In addition, Shares are generally being offered only to investors that are either (i) U.S. persons for U.S. federal income tax purposes or (ii) non-U.S. persons that meet additional eligibility standards as defined by the Fund in its sole discretion. Investors who meet such qualifications are referred to in this Prospectus as “Eligible Investors.” The qualifications required to invest in the Fund will appear in subscription documents that must be completed by each prospective investor. Existing Shareholders who request to purchase additional Shares will be required to qualify as “Eligible Investors” and to complete an additional investor certification prior to any additional purchase.

Prospective investors that are non-U.S. persons under the Securities Act or for U.S. federal income tax purposes must request a copy of supplemental offering materials without charge by writing to Partners Group (USA) Inc., 1114 Avenue of the Americas, 37th Floor, New York, NY 10036, or by calling the Fund at 1-877-748-7209. See “Certain U.S. federal income tax considerations—Taxation of non-U.S. Shareholders.”

Purchasing Shares

Purchase terms

The minimum initial investment in the Fund by any investor is $50,000 with respect to Class A Shares and $1,000,000 with respect to Class I Shares, and the minimum additional investment in the Fund by any Shareholder is $10,000 with respect to Class A Shares and $100,000 with respect to Class I Shares. However, the Fund, in its sole discretion, may accept investments below these minimums. For example, investors subscribing through a given broker/dealer or registered investment adviser may have interests aggregated to meet these minimums, so long as denominations are not less than $50,000 and incremental contributions to those interests are not less than $10,000. The purchase price of the Shares is based on the net asset value per Share as of the date such Shares are purchased. Fractions of Shares will be issued to one one-thousandth of a Share.

Shares will generally be offered for purchase as of the first day of each calendar month, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion. The Board may also suspend or terminate offerings of Shares at any time.

Except as otherwise permitted by the Board, initial and subsequent purchases of Shares will be payable in cash. Each initial or subsequent purchase of Shares will be payable in one installment which will generally be due four business days prior to the date of the proposed acceptance of the purchase set by the Fund, which is expected to be the last day of each calendar month (the “Acceptance Date”), where funds are remitted by wire transfer. A prospective investor must also submit a completed subscription document (including investor certifications) at least five business days before the Acceptance Date. The Fund reserves the right, in its sole discretion, to accept or reject any subscription to purchase Shares in the Fund at any time. Although the Fund may, in its sole discretion, elect to accept a subscription prior to receipt of cleared funds, an investor will not become a Shareholder until cleared funds have been received. In the event that cleared funds and/or a properly completed subscription document (including investor certifications) are not received from a prospective investor prior to the cut-off dates pertaining to a particular offering, the Fund may hold the relevant funds and subscription document for processing in the next offering.

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Pending any offering, funds received from prospective investors will be placed in an account with the Transfer Agent. On the date of any closing, the balance in the account with respect to each investor whose investment is accepted will be invested in the Fund on behalf of such investor. Any interest earned with respect to such account will be paid to the Fund and allocated pro rata among Shareholders.

Additional information

Futures transactions

The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act of 1974, as amended (the “CEA”), and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA. In February 2012, the Commodity Futures Trading Commission (the “CFTC”) adopted certain regulatory changes that will subject the adviser of an investment company to registration as a Commodity Pool Operator (“CPO”) if the investment company is unable to comply with certain trading and marketing limitations.

With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order to claim an exemption from being considered a “commodity pool” or a CPO. First, the aggregate initial margin and premiums required to establish an investment company’s position in such investments may not exceed 5% of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the net asset value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that the Adviser was required to register as a CPO, the disclosure and operations of the Fund would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements would increase operational expenses. Other potentially adverse regulatory initiatives could also develop. A related CFTC proposal to harmonize applicable CFTC and SEC regulations could, if adopted, mitigate certain disclosure and operational burdens if CPO registration were required.

On December 11, 2015, the SEC proposed a regulation that, if adopted, would change the regulation of the use of derivatives and financial commitment transactions by registered investment companies. The nature of any final regulations is uncertain at this time, but, if adopted, the Fund may be required to segregate cash or liquid securities in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

Subsidiaries

The Fund may make investments through wholly-owned subsidiaries (“Subsidiaries”). Such Subsidiaries will not be registered under the Investment Company Act; however, the Fund will wholly own and control any Subsidiaries. The Board has oversight responsibility for the investment activities of the Fund, including its investment in any Subsidiary, and the Fund’s role as sole shareholder of any Subsidiary. To the extent applicable to the investment activities of a Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. The Fund would “look through” any such Subsidiary to determine compliance with its investment policies.

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Summary of the LLC Agreement

An investor in the Fund will be a Shareholder of the Fund and his or her rights in the Fund will be established and governed by the LLC Agreement that is included as Appendix A to this Prospectus. A prospective investor and his or her advisors should carefully review the LLC Agreement as each Shareholder will agree to be bound by its terms and conditions. The following is a summary description of additional items and of select provisions of the LLC Agreement that may not be described elsewhere in this Prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the LLC Agreement.

Shareholders; additional classes of Shares

Persons who purchase Shares will be Shareholders of the Fund. The Adviser may invest in the Fund as a Shareholder.

The Fund currently offers two separate classes of Shares designated as Class A Shares and Class I Shares. While the Fund presently intends to offer two classes of Shares, it may offer other classes of Shares as well in the future. Each class of Shares will have differing characteristics, particularly in terms of the sales charges that Shareholders in that class may bear, and the distribution and service fees that each class may be charged.

Liability of Shareholders

Under Delaware law and the LLC Agreement, each Shareholder will be liable for the debts and obligations of the Fund only to the extent of any contributions to the capital of the Fund (plus any accretions in value thereto prior to withdrawal) and a Shareholder, in the sole discretion of the Board, may be obligated to return to the Fund amounts distributed to the Shareholder, or the Board may reduce any amount payable by the Fund to a Shareholder in respect of a repurchase of Shares, in accordance with the LLC Agreement in certain circumstances. See “Repurchases of Shares—Periodic repurchases.”

Limitation of liability; indemnification

The LLC Agreement provides that the members and former members of the Board and officers and former officers of the Fund shall not be liable to the Fund or any of the Shareholders for any loss or damage occasioned by any act or omission in the performance of their services as such in the absence of willful misfeasance or gross negligence of the duties involved in the conduct of their office or as otherwise required by applicable law. The LLC Agreement also contains provisions for the indemnification, to the extent permitted by law, of the members and former members of the Board and officers and former officers of the Fund (as well as certain other related parties) by the Fund (but not by the Shareholders individually) against any liability and expense to which any of them may be liable that arise in connection with the performance of their activities on behalf of the Fund. None of these persons shall be personally liable to any Shareholder for the repayment of any positive balance in the Shareholder’s capital account or for contributions by the Shareholder to the capital of the Fund or by reason of any change in the federal or state income tax laws applicable to the Fund or its investors. The rights of indemnification and exculpation provided under the LLC Agreement shall not be construed so as to limit liability or provide for indemnification of the members and former members of the Board, officers and former officers of the Fund, and the other persons entitled to such indemnification for any liability (including liability under applicable federal or state securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification or limitation on liability would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the LLC Agreement to the fullest extent permitted by law.

Amendment of the LLC Agreement

The LLC Agreement may generally be amended, in whole or in part, with the approval of a majority of the Board (including a majority of the Independent Managers, if required by the Investment Company Act) and without the approval of the Shareholders unless the approval of Shareholders is required under the Investment Company Act. However, certain amendments to the LLC Agreement involving capital accounts and allocations thereto may not be made without the written consent of each Shareholder materially adversely affected thereby or unless each Shareholder has received written notice of the amendment and any Shareholder objecting to the amendment has been allowed a reasonable opportunity (pursuant to any procedures as may be prescribed by the Board) to have all of its Shares repurchased by the Fund.

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Term, dissolution, and liquidation

The Fund shall be dissolved:

(1)       upon the affirmative vote to dissolve the Fund by either (i) a majority of the members of the Board, or (ii) Shareholders holding at least three-quarters (3/4) of the total number of votes eligible to be cast by all Shareholders; or

(2)       as required by operation of law.

Upon the occurrence of any event of dissolution, one or more members of the Board or the Adviser, acting as liquidator under appointment by the Board (or another liquidator, if the Board does not appoint one or more members of the Board or the Adviser to act as liquidator or is unable to perform this function) is charged with winding up the affairs of the Fund and liquidating its assets. Upon the liquidation of the Fund, after establishment of appropriate reserves for contingencies in such amounts as the Board or the liquidator, as applicable, deems appropriate in its sole discretion, the Fund’s assets will be distributed: (i) first to satisfy the debts, liabilities, and obligations of the Fund (other than debts to Shareholders) including actual or anticipated liquidation expenses; (ii) next to repay debts, liabilities and obligations owing to the Shareholders; and (iii) finally to the Shareholders (including the Adviser) proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in-kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the interests of the Shareholders in facilitating an orderly liquidation.

The Board may, in its sole discretion, and if determined to be in the best interests of the Shareholders, distribute the assets of the Fund into and through a liquidating trust to effect the liquidation of the Fund. The use of a liquidating trust would be subject to the regulatory requirements of the Investment Company Act and applicable Delaware law, and could result in additional expenses to the Shareholders.

Reports to Shareholders

The Fund will furnish to Shareholders as soon as practicable after the end of each of its taxable years such information as is necessary for them to complete U.S. federal and state income tax or information returns, along with any other tax information required by law. The Fund anticipates sending Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the Investment Company Act.

Fiscal year

The Fund’s fiscal year is the 12-month period ending on March 31. The Fund’s taxable year is the 12-month period ending on October 31.

Independent registered public accounting firm; legal counsel

The Board has selected PricewaterhouseCoopers LLP, 2121 North Pearl Street, Dallas, TX, 75201, as the independent registered public accountants of the Fund.

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Drinker Biddle & Reath LLP, of One Logan Square, Suite 2000, Philadelphia, PA 19103-6996, serves as counsel to the Fund and the Independent Managers of the Fund.

Inquiries

Inquiries concerning the Fund and the Shares (including procedures for purchasing Shares) should be directed to: Partners Group (USA) Inc. at 1-877-748-7209.

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TABLE OF CONTENTS OF SAI

Investment policies and practices	1
Fundamental policies	1
Additional information on investment techniques of the Fund and the Portfolio Funds and related risks	2
Board of Managers and officers	9
Code of Ethics	16
Investment management and other services	16
Brokerage	20
Independent registered public accounting firm; legal counsel	20
Custodian	20
Calculation of net asset value	20
Proxy voting policies and procedures	21
Control persons and principal shareholders	22
Financial statements	22
Appendix A – Annual report to shareholders dated March 31, 2019	Appendix A

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Appendix A – LLC Agreement

PARTNERS GROUP PRIVATE EQUITY (MASTER FUND), LLC

THIRD AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

THIS THIRD AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT of Partners Group Private Equity (Master Fund), LLC (the “Fund”) is dated December 13, 2018 and effective as of the effective date of the Fund’s registration statement under the Securities Act of 1933 by and among the Fund, Partners Group (USA) Inc., each current Shareholder of the Fund, and each person hereinafter admitted to the Fund and reflected on the books of the Fund as a Shareholder (collectively, the “Parties”).

WHEREAS, the Fund was formed as a limited liability company under the Delaware Limited Liability Company Act, pursuant to the Certificate dated as of, and filed with the Secretary of State of the State of Delaware on August 4, 2008;

WHEREAS, the Fund’s original limited liability company agreement was dated as of February 27, 2009 (the “Original Agreement”);

WHEREAS, the Original Agreement was amended and restated in its entirety on September 5, 2014 (the “First Amended and Restated Agreement”); and

WHEREAS, the First Amended and Restated Agreement was amended and restated in its entirety on December 31, 2016 (the “Second Amended and Restated Agreement”); and

WHEREAS, the Parties desire to amend and restate the Second Amended and Restated Agreement in its entirety.

NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants hereinafter set forth, it is hereby agreed as follows:

ARTICLE I

DEFINITIONS & INTERPRETATIONS

The following definitions shall be equally applicable to both the singular and plural forms of the defined terms. For purposes of this Agreement:

Section 1.1 “Account” means with respect to each Shareholder, the account established and maintained on behalf of such Shareholder pursuant to Section 5.3 hereof.

Section 1.2 “Accounting Period” means the period beginning upon the commencement of operations of the Fund and, thereafter, each period beginning on the day after the last day of the preceding Accounting Period and ending on the first to occur of the following: (i) the last day of each calendar month; (ii) the last day of each taxable year of the Fund; (iii) the day preceding the effective date on which a contribution of capital is made to the Fund; (iv) the Valuation Date with respect to any repurchase of Shares by the Fund, or the day preceding the effective date of any redemption of any Share or portion thereof of any Shareholder or the complete withdrawal by a Shareholder; (v) the day preceding the day on which a substituted Shareholder is admitted to the Fund; or (vi) the effective date on which any amount is credited to or debited from the Account of any Shareholder other than an amount to be credited to or debited from the Accounts of all Shareholders in accordance with their respective Investment Percentages. The Fund’s final Accounting Period shall end on the effective date of the dissolution of the Fund.

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Section 1.3 “Administration Agreement” means the administration agreement entered into between the Administrator and the Fund under which the Administrator will provide certain administrative services to the Fund in exchange for certain fees, as amended or restated from time to time.

Section 1.4 “Administration Fee” means the fee paid to the Administrator for its services out of the Fund’s assets.

Section 1.5 “Administrator” means State Street Bank and Trust Company, or any person who may hereafter, directly or indirectly, succeed or replace State Street Bank and Trust Company as the administrator of the Fund.

Section 1.6 “Adviser” means Partners Group (USA) Inc., or any person who may hereafter directly or indirectly, succeed or replace Partners Group (USA) Inc. as investment adviser of the Fund.

Section 1.7 “Advisers Act” means the Investment Advisers Act of 1940, as amended and the rules, regulations and orders thereunder from time to time, or any successor law.

Section 1.8 “Affiliate” means “affiliated person” as such term is defined in the Investment Company Act.

Section 1.9 “Agreement” means this Limited Liability Company Agreement, as amended or restated from time to time.

Section 1.10 “Board of Managers” means the Board of Managers established pursuant to Section 2.6 hereof.

Section 1.11 “Capital Contribution” means the contribution, if any, made, or to be made, as the context requires, to the capital of the Fund by a Shareholder.

Section 1.12 “Certificate” means the Certificate of Formation of the Fund and any amendments thereto as filed with the office of the Secretary of State of the State of Delaware.

Section 1.13 “Class” means any division of Shares, which Class is or has been established in accordance with the provisions of Section 3.1(d) hereof.

Section 1.14 “Code” means the United States Internal Revenue Code of 1986, as amended, and as hereafter amended from time to time, or any successor law.

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Section 1.15 “Confidential Information” shall have the meaning set forth in Section 8.10.

Section 1.16 “Delaware Act” means the Delaware Limited Liability Company Act as in effect on the date hereof and as amended from time to time, or any successor law.

Section 1.17 “Discount Repurchase Offer” shall have the meaning set forth in Section 4.4(d).

Section 1.18 “Distributor” means Foreside Fund Services, LLC, or any person who may hereafter directly or indirectly succeed or replace Foreside Fund Services, LLC as the distributor of the Fund.

Section 1.19 “Distribution Agreement” means the distribution agreement entered into between the Distributor and the Fund, as amended or restated from time to time.

Section 1.20 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

Section 1.21 “Expiration Date” means a date set by the Board of Managers occurring no sooner than 20 business days after the commencement date of a repurchase offer, provided that such Expiration Date may be extended by the Board of Managers in its sole discretion.

Section 1.22 “Extraordinary Expenses” means all expenses incurred by the Fund outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or dispute and the amount of any judgment or settlement paid in connection therewith, or the enforcement of the Fund’s rights against any person or entity; costs and expenses for indemnification or contribution payable by the Fund to any person or entity (including, without limitation, pursuant to the indemnification obligations described under Section 3.7 of this Agreement); expenses of a reorganization, restructuring or merger of the Fund; expenses of holding, or soliciting proxies for, a meeting of Shareholders (except to the extent relating to items customarily addressed at an annual meeting of a registered closed-end management investment company); and the expenses of engaging a new administrator, custodian, transfer agent or escrow agent.

Section 1.23 “FATCA” means the United State Foreign Account Tax Compliance Act of 2010 or similar law;

Section 1.24 “Final Payment” shall have the meaning set forth in Section 4.4.

Section 1.25 “Fiscal Year” means the period beginning on the commencement of operations of the Fund and ending on the first March 31 following such date, and thereafter each period commencing on April 1 of each year and ending on March 31 of each year (or on the date of a final distribution pursuant to Section 6.2 hereof), unless the Board of Managers shall designate another fiscal year for the Fund.

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Section 1.26 “Form N-2” means the Fund’s Registration Statement on Form N-2 filed with the Securities and Exchange Commission, as amended from time to time.

Section 1.27 “Fund” means the limited liability company governed hereby, as such limited liability company may from time to time be constituted.

Section 1.28 “Incentive Fee” means the Incentive Fee or Fees contemplated by the Investment Management Agreement, such Incentive Fee or Fees to be more fully described in the Investment Management Agreement. The Incentive Fee supersedes and replaces in full the "Incentive Allocation" contemplated under the Original Agreement.

Section 1.29 “Independent Managers” means those Managers who are not “interested persons” of the Fund as such term is defined in the Investment Company Act.

Section 1.30 “Initial Closing Date” means the first date on or as of which a Shareholder other than Partners Group is admitted to the Fund.

Section 1.31 “Initial Payment” shall have the meaning set forth in Section 4.4.

Section 1.32 “Investment Company Act” means the Investment Company Act of 1940, as amended, and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

Section 1.33 “Investment Management Agreement” means the investment management agreement entered into between the Fund and the investment adviser of the Fund, as amended or restated from time to time.

Section 1.34 “Investment Percentage” means for each Shareholder, as of any date of determination, (i) in the case of such Shareholder’s ownership interest in the Fund, a percentage determined by dividing the number of Shares owned by such Shareholder as of such date by the total number of outstanding Shares owned by all Shareholders as of such date, and (ii) if more than one Class is outstanding, in the case of such Shareholder’s ownership interest in such Class, a percentage determined by dividing the number of Shares owned by such Shareholder as of such date by the total number of outstanding Shares of such Class owned by all Shareholders as of such date. Each such percentage shall be expressed as a decimal carried out to at least the third decimal place.

Section 1.35 “Losses” shall have the meaning set forth in Section 3.7.

Section 1.36 “Manager” means each natural person who serves on the Board of Managers and any other natural person who, from time to time, pursuant to the terms of this Agreement shall serve on the Board of Managers. Each Manager shall constitute a “manager” of the Fund within the meaning of the Delaware Act.

Section 1.37 “Net Asset Value” means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund. The Net Asset Value of each Class will be calculated separately in order to reflect the fees and expenses applicable to such Class.

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Section 1.38 “Organizational Expenses” means the expenses incurred by the Fund in connection with its formation, its initial registration as an investment company under the Investment Company Act, and the initial offering of Shares.

Section 1.39 “Organizational Shareholder” means Partners Group.

Section 1.40 “Partners Group” means Partners Group (USA) Inc.

Section 1.41 “Person” or “person” means any individual, entity, corporation, partnership, association, limited liability company, joint-stock company, trust, estate, joint venture, organization or unincorporated organization.

Section 1.42 “Portfolio Fund” means a pooled investment vehicle or registered investment company.

Section 1.43 “Portfolio Fund Manager” means a portfolio manager of a Portfolio Fund.

Section 1.44 “Portfolio Fund Payment Date” shall have the meaning set forth in Section 4.4(e).

Section 1.45 “Promissory Note” shall have the meaning set forth in Section 4.4(d).

Section 1.46 “Repurchase Date” means the day after the Valuation Date.

Section 1.47 “Securities” means securities (including, without limitation, equities, debt obligations, options, other “securities” as that term is defined in Section 2(a)(36) of the Investment Company Act), and other financial instruments of United States and non-U.S. entities and commodities, including, without limitation, capital stock; shares of beneficial interests; partnership interests and similar financial instruments; bonds, notes, debentures (whether subordinated, convertible or otherwise); currencies; commodities; interest rate, currency, commodity, equity and other derivative products, including, without limitation, (i) futures contracts (and options thereon) relating to stock indices, currencies, U.S. Government securities and debt securities of foreign governments, other financial instruments and all other commodities, (ii) swaps, options, warrants, caps, collars, floors and forward rate agreements, (iii) spot and forward currency transactions and (iv) agreements including brokerage account agreements relating to or securing such transactions; equipment lease certificates, equipment trust certificates; loans; accounts and notes receivable and payable held by trade or other creditors; trade acceptances; contract and other claims; executory contracts; participations; open and closed-end registered and unregistered investment companies; money market funds; obligations of the United States or any state thereof, foreign governments and instrumentalities of any of them; commercial paper; and other obligations and instruments or evidences of indebtedness of whatever kind or nature; in each case, of any person, corporation, government or other entity whatsoever, whether or not publicly traded or readily marketable.

Section 1.48 “Securities Transactions” shall have the meaning set forth in Section 2.5.

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Section 1.49 “Shares” means the equal proportionate units into which the limited liability company ownership interests of all Shareholders, including Partners Group, or other person to whom a Share or portion thereof has been transferred pursuant to Section 4.3 hereof, are divided from time to time or, if more than one Class is authorized in accordance with Section 3.1(d) hereof, the equal proportionate units into which each Class shall be divided from time to time, each of which represents an ownership interest in the Fund that is equal in all respects to all other Shares of the same Class.

Section 1.50 “Shareholder” means any person who shall have been admitted to the Fund as a shareholder in such person’s capacity as a shareholder of the Fund. For purposes of the Delaware Act, there are no classes or groups of Shareholders other than those established in accordance with the provisions of Section 3.1(d) hereof.

Section 1.51 “Transfer” means the assignment, transfer, sale, encumbrance, pledge or other disposition of Shares; verbs, adverbs or adjectives such as “Transfers,” “Transferred” and “Transferring” shall have correlative meanings.

Section 1.52 “Valuation Date” means a date on which the value of Shares being repurchased will be determined by the Board of Managers in its sole discretion and which date shall be approximately 65 days, but in no event earlier than 60 days, after the Expiration Date for such repurchase.

Section 1.53 Pronouns. All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons, firm or corporation may require in the context thereof.

ARTICLE II

ORGANIZATION; ADMISSION OF SHAREHOLDERS; BOARD OF MANAGERS

Section 2.1 Formation of Limited Liability Company. The Organizational Shareholder and any other person designated by the Board of Managers are designated as authorized persons, within the meaning of the Delaware Act, to execute, deliver and file all certificates (and any amendments and/or restatements thereof) required or permitted by the Delaware Act to be filed in the office of the Secretary of State of the State of Delaware. The Board of Managers shall cause to be executed and filed with applicable governmental authorities any other instruments, documents and certificates which, in the opinion of the Fund’s legal counsel, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or which such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund.

Section 2.2 Name. Subject to the limited license granted under the Investment Management Agreement, the name of the Fund shall be “Partners Group Private Equity (Master Fund), LLC” or such other name as the Board of Managers hereafter may adopt upon (i) causing an appropriate amendment to the Certificate to be filed in accordance with the Delaware Act and (ii) sending notice thereof to each Shareholder. The Fund’s business may be conducted under the name of the Fund or, to the fullest extent permitted by law, any other name or names deemed advisable by the Board of Managers.

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Section 2.3 Principal and Registered Office. The Fund shall have its principal office, c/o Partners Group (USA) Inc., at 1114 Avenue of the Americas, 37th Floor, New York, NY 10036, or at such other place designated from time to time by the Board of Managers. The Fund shall have its registered office in the State of Delaware at 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, and shall have the Corporation Service Company as its registered agent at such registered office for service of process in the State of Delaware, unless a different registered office or agent is designated from time to time by the Board of Managers in accordance with the Delaware Act.

Section 2.4 Duration. The term of the Fund commenced on the filing of the Certificate with the Secretary of State of the State of Delaware and shall continue until the Fund is dissolved pursuant to Section 6.1 hereof.

Section 2.5 Business of the Fund.

(a)       The business of the Fund is (i) to, directly or through the purchase of interests in Portfolio Funds, purchase, sell (including short sales), invest and trade in Securities (collectively, “Securities Transactions”) and (ii) to engage in any financial or derivative transactions relating thereto or otherwise and to exercise such rights and powers as are permitted to be exercised by limited liability companies under the Delaware Act. The officers of the Fund may execute, deliver and perform all contracts, agreements, subscription documents and other undertakings and engage in all activities and transactions as may in the opinion of the Board of Managers be necessary or advisable to carry out the Fund’s objectives or business.

(b)       The Fund shall operate as a closed-end management investment company in accordance with the Investment Company Act and subject to any fundamental policies and investment restrictions set forth in the Form N-2.

Section 2.6 The Board of Managers.

(a)       Prior to the Initial Closing Date, the Organizational Shareholder, in its sole discretion, designated and elected persons to serve as Managers on the Board of Managers. Each Manager has agreed to be bound by all of the terms of this Agreement applicable to Managers. The Board of Managers may, subject to the provisions of paragraphs (a) and (b) of this Section 2.6 with respect to the number of and vacancies in the position of Manager and the provisions of Section 3.3 hereof with respect to the election of Managers by Shareholders, designate as a Manager any person who shall agree to the provisions of this Agreement pertaining to the obligations of Managers. Any person who shall hold himself or herself out as a Manager or acts in such capacity shall be deemed to have agreed to the provisions of this Agreement pertaining to the obligations of a Manager whether or not such person executes a written agreement to such effect. The number of Managers shall be fixed from time to time by the Board of Managers.

(b)       Each Manager shall serve as a Manager for the duration of the term of the Fund, unless his or her status as a Manager shall be sooner terminated pursuant to Section 4.2 hereof. If any vacancy in the position of a Manager occurs, the remaining Managers may appoint a person to serve in such capacity, provided such appointment is in accordance with the Investment Company Act, so long as immediately after such appointment at least two-thirds of the Managers then serving would have been elected by the Shareholders. The Managers may call a meeting of Shareholders to fill any vacancy in the position of Manager, and shall do so when required by the Investment Company Act, within 60 days after any date on which Managers who were elected by the Shareholders cease to constitute a majority of the Managers then serving on the Board of Managers.

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(c)       In the event that no Manager remains, the Adviser shall promptly call a meeting of the Shareholders, to be held within 60 days after the date on which the last Manager ceased to act in that capacity, for the purpose of determining whether to continue the business of the Fund and, if the business shall be continued, of electing the required number of Managers to the Board of Managers. If the Shareholders shall determine at such meeting not to continue the business of the Fund or if the required number of Managers is not elected within 60 days after the date on which the last Manager ceased to act in that capacity, then the Fund shall be dissolved pursuant to Section 6.1 hereof and the assets of the Fund shall be liquidated and distributed pursuant to Section 6.2 hereof.

Section 2.7 Shareholders. The Board of Managers may admit one or more Shareholders as of the beginning of each calendar month or at such other times as the Board of Managers may determine. A Person may be admitted to the Fund as a Shareholder without having signed this Agreement. This Agreement shall not be unenforceable by reason of it not having been signed by a person being admitted as a Shareholder. The Board of Managers, in its sole and absolute discretion, may reject requests to purchase Shares. The Board of Managers may, in its sole discretion, suspend or terminate the offering of the Shares at any time. The books and records of the Fund shall be revised to reflect the name and Capital Contribution of each Shareholder that is admitted to the Fund.

Section 2.8 Organizational Shareholder. The initial Capital Contribution to the Fund by the Organizational Shareholder was represented by a Share. Upon the admission to the Fund of an additional Shareholder pursuant to Section 2.7, the Organizational Shareholder became entitled to the return of all or a portion of its Capital Contribution, if any, without interest or deduction, and to withdraw from the Fund.

Section 2.9 Both Managers and Shareholders. A Shareholder may at the same time be a Manager and a Shareholder, or the Adviser and a Shareholder, in which event such Shareholder’s rights and obligations in each capacity shall be determined separately in accordance with the terms and provisions hereof and as provided in the Delaware Act.

Section 2.10 Limited Liability. Except as otherwise provided under applicable law or in this Agreement, each Shareholder will be liable for the debts, obligations and liabilities of the Fund only to the extent of its Account balance. To the fullest extent permitted under applicable law, the Managers and the Adviser shall not be liable for the Fund’s debts, obligations and liabilities.

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ARTICLE III

MANAGEMENT

Section 3.1 Management and Control.

(a)       Management and control of the business of the Fund shall be vested in the Board of Managers, which shall have the right, power and authority, on behalf of the Fund and in its name, to exercise all rights, powers and authority of “managers” under the Delaware Act and to do all things necessary and proper to carry out the objective and business of the Fund and its duties hereunder. No Manager shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Manager’s authority as delegated by the Board of Managers. The parties hereto intend that, except to the extent otherwise expressly provided herein, (i) each Manager shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a Delaware corporation and (ii) each Independent Manager shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each Manager of a closed-end management investment company registered under the Investment Company Act that is organized as a Delaware corporation who is not an “interested person” of such company as such term is defined in the Investment Company Act. During any period in which the Fund shall have no Managers, the Adviser shall continue to serve as investment adviser to the Fund and shall have the authority to manage the business and affairs of the Fund, but only until such time as one or more Managers are elected by the Shareholders or the Fund is dissolved in accordance with Section 6.1. Nothing herein shall prohibit a Manager from being a Shareholder.

(b)       Shareholders shall have no right to participate in and shall take no part in the management or control of the Fund’s business and shall have no right, power or authority to act for or bind the Fund. Shareholders shall have the right to vote on any matters only as provided in this Agreement or on any matters that require the approval of the holders of voting securities under the Investment Company Act or as otherwise required in the Delaware Act.

(c)       The Board of Managers may delegate to any Person, including without limitation the officers of the Fund designated pursuant to Section 3.2(c), the Adviser or any committee of the Board of Managers, any rights, power and authority vested by this Agreement in the Board of Managers to the extent permissible under applicable law.

(d)       The Board of Managers shall have full power and authority, in its sole discretion, and without obtaining any prior authorization or vote of (i) the Shareholders or (ii) the Shareholders holding any Class, to create, establish and designate, and to change in any manner, one or more Classes, and to fix such preferences, voting powers, rights and privileges of such Classes as the Managers may from time to time determine, to divide or combine the Shares or any Classes into a greater or lesser number, to classify or reclassify any unissued Shares or any Shares previously issued and reacquired of any Class into one or more Classes that may be established and designated from time to time, and to take such other action with respect to the Shares as the Managers may deem desirable. Unless another time is specified by the Managers, the establishment and designation of any Class shall be effective upon the adoption of a resolution by the Board of Managers setting forth such establishment and designation and the preferences, powers, rights and privileges of the Shares of such Class, whether directly in such resolution or by reference to, or approval of, another document that sets forth such relative rights and preferences of such Class including, without limitation, any registration statement of the Fund, or as otherwise provided in such resolution.

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Section 3.2 Actions by the Board of Managers.

(a)       Unless otherwise provided in this Agreement, the Board of Managers shall act only: (i) by the affirmative vote of a majority of the Managers (which majority shall include any requisite number of Independent Managers required by the Investment Company Act) present at a meeting duly called at which a quorum of the Managers shall be present (in person or, if in person attendance is not required by the Investment Company Act, in person or by telephone) or (ii) by the written consent of a majority of the Managers without a meeting, if permissible under the Investment Company Act.

(b)       The Board of Managers may designate from time to time a chairman who shall preside at all meetings. Meetings of the Board of Managers may be called by the chairman, the president of the Fund, or any two Managers, and may be held on such date and at such time and place as the Board of Managers shall determine. Each Manager shall be entitled to receive written notice of the date, time and place of such meeting within a reasonable time in advance of the meeting. Notice need not be given to any Manager who shall attend a meeting without objecting to the lack of notice or who shall execute a written waiver of notice with respect to the meeting. Managers may attend and participate in any meeting by telephone, except where in person attendance at a meeting is required by the Investment Company Act. A majority of the Managers then in office shall constitute a quorum at any meeting.

(c)       The Board of Managers may designate from time to time agents and employees of the Fund or other Persons, including without limitation employees of the Adviser or its Affiliates, who shall have the same powers and duties on behalf of the Fund (including the power to bind the Fund) as are customarily vested in officers of a Delaware corporation, and designate them as officers of the Fund with such titles as the Board of Managers shall determine.

Section 3.3 Meetings of Shareholders.

(a)       Actions requiring the vote of the Shareholders may be taken at any duly constituted meeting of the Shareholders at which a quorum is present. Except as otherwise provided in Section 2.6(c) hereof, meetings of the Shareholders may be called by the Board of Managers or by Shareholders holding a majority of the total number of votes eligible to be cast by all Shareholders as determined pursuant to clause (c) of this Section 3.3, and may be held at such time, date and place as the Board of Managers shall determine. The Board of Managers shall arrange to provide written notice of the meeting, stating the date, time and place of the meeting and the record date therefor, to each Shareholder entitled to vote at the meeting within a reasonable time prior thereto. Failure to receive notice of a meeting on the part of any Shareholder shall not affect the validity of any act or proceeding of the meeting, so long as a quorum shall be present at the meeting. The presence in person or by proxy of Shareholders holding a majority of the total number of votes eligible to be cast by all Shareholders as of the record date shall constitute a quorum at any meeting. In the absence of a quorum, a meeting of the Shareholders may be adjourned by action of a majority of the Shareholders present in person or by proxy without additional notice to the Shareholders. Except as otherwise required by any provision of this Agreement or of the Investment Company Act, (i) those candidates receiving a plurality of the votes cast at any meeting of Shareholders shall be elected as Managers, and (ii) all other actions of the Shareholders taken at a meeting shall require the affirmative vote of Shareholders holding a majority of the total number of votes eligible to be cast by those Shareholders who are present in person or by proxy at such meeting.

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(b)       On each matter submitted to a vote of Shareholders, unless the Board of Managers determines otherwise, holders of Shares of all Classes shall vote as a single class; provided, however, that: (i) as to any matter with respect to which a separate vote of any Class is required by the 1940 Act or other applicable law or is required by attributes applicable to any Class, such requirements as to a separate vote by that Class shall apply; (ii) unless the Board of Managers determines that this sub-clause (ii) shall not apply in a particular case, to the extent that a matter referred to in sub-clause (i) above affects more than one Class and the interests of each such Class in the matter are identical, then the holders of Shares of all such affected Classes shall vote as a single class; and (iii) as to any matter which does not affect the interests of a particular Class, only the holders of Shares of the one or more affected Classes shall be entitled to vote.

(c)       Each Shareholder shall be entitled to cast at any meeting of Shareholders a number of votes equivalent to such Shareholder’s Investment Percentage. The Board of Managers shall establish a record date not less than 10 nor more than 120 days prior to the date of any meeting of Shareholders to determine eligibility to vote at such meeting and the number of votes which each Shareholder will be entitled to cast thereat, and shall maintain for each such record date a list setting forth the name of each Shareholder and the number of votes that each Shareholder will be entitled to cast at the meeting.

(d)       A Shareholder may vote at any meeting of Shareholders by a proxy properly executed in writing by the Shareholder and filed with the Fund before or at the time of the meeting. A proxy may be suspended or revoked, as the case may be, by the Shareholder executing the proxy by a later writing delivered to the Fund at any time prior to exercise of the proxy or if the Shareholder executing the proxy shall be present at the meeting and decide to vote in person. Any action of the Shareholders that is permitted to be taken at a meeting of the Shareholders may be taken without a meeting if consents in writing, setting forth the action taken, are signed by Shareholders holding a majority of the total number of votes eligible to be cast or such greater percentage as may be required in order to approve such action.

Section 3.4 Custody of Assets of the Fund. The physical possession of all funds, Securities or other property of the Fund shall at all times be held, controlled and administered by one or more custodians retained by the Fund in accordance with the requirements of the Investment Company Act and the Advisers Act.

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Section 3.5 Other Activities.

(a)       None of the Managers shall be required to devote his or her full time to the affairs of the Fund, but each shall devote such time as may reasonably be required to perform his or her obligations as a Manager.

(b)       Any Shareholder, Manager, the Adviser or any of their Affiliates, may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquisition and disposition of Securities, provision of investment advisory or brokerage services, serving as managers, officers, employees, advisers or agents of other companies, partners of any partnership, members of any limited liability company, or trustees of any trust, or entering into any other commercial arrangements. No other Shareholder or Manager shall have any rights in or to such activities, or any profits derived therefrom.

Section 3.6 Duty of Care.

(a)       No Manager, former Manager, officer or former officer of the Fund shall be liable to the Fund or to any of its Shareholders for any loss or damage occasioned by any act or omission in the performance of such person’s services under this Agreement, unless it shall be determined by final judicial decision on the merits from which there is no further right to appeal that such loss is due to an act or omission of such person constituting willful misfeasance or gross negligence involved in the conduct of such person’s office or as otherwise required by applicable law.

(b)       A Shareholder not in breach of any obligation hereunder or under any agreement pursuant to which the Shareholder subscribed for one or more Shares shall be liable to the Fund, any other Shareholder or third parties only as provided in this Agreement.

Section 3.7 Indemnification.

(a)       To the fullest extent permitted by law, the Fund shall, subject to Section 3.7(b) hereof, indemnify each Manager, former Manager, officer and former officer of the Fund (including for this purpose their executors, heirs, assigns, successors or other legal representatives) from and against all losses, charges, claims, expenses, assessments, damages, costs and liabilities (collectively, “Losses”), including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees and disbursements, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Manager or officer of the Fund, as applicable, or the past or present performance of services to the Fund by such indemnitee, except to the extent such Losses shall have been finally determined in a non-appealable decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance or gross negligence involved in the conduct of such indemnitee’s office. The rights of indemnification provided under this Section 3.7 shall not be construed so as to provide for indemnification of an indemnitee for any Losses (including any liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.7 to the fullest extent permitted by law. Any manager of the Fund appointed by the Organizational Shareholder prior to the effectiveness of this Agreement shall be deemed to be a “Manager” for purposes of this Section 3.7.

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(b)       Expenses, including reasonable counsel fees and disbursements, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), shall be paid or reimbursed by the Fund in advance of the final disposition of any such action, suit, investigation or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Fund amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under Section 3.7(a) hereof.

(c)       Any indemnification or advancement of expenses made pursuant to this Section 3.7 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a final decision on the merits of any court of competent jurisdiction in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Fund or its Shareholders by reason of willful misfeasance or gross negligence involved in the conduct of such indemnitee’s office.

(d)       As to the disposition of any action, suit, investigation or proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to the Fund or its Shareholders by reason of willful misfeasance or gross negligence involved in the conduct of such indemnitee’s office, indemnification shall be provided pursuant to Section 3.7(a) hereof if (i) approved by a majority of the Managers (excluding any Manager who is seeking indemnification hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee acted in good faith and in the reasonable belief that the actions or omissions in question were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Shareholders by reason of willful misfeasance or gross negligence involved in the conduct of such indemnitee’s office, or (ii) the Board of Managers secures a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnitee acted in good faith and in the reasonable belief that the actions or omissions in question were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Shareholders by reason of willful misfeasance or gross negligence involved in the conduct of such indemnitee’s office.

(e)        In any suit brought by an indemnitee to enforce a right to indemnification under this Section 3.7 it shall be a defense that, and in any suit in the name of the Fund to recover any indemnification or advancement of expenses made pursuant to this Section 3.7 the Fund shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in this Section 3.7. In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 3.7, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.7 shall be on the Fund (or any Shareholder acting derivatively or otherwise on behalf of the Fund or its Shareholders).

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(f)       An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.7 or to which he, she or it may otherwise be entitled except out of the assets of the Fund, and no Shareholder shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

(g)       The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this Section 3.7 shall affect the power of the Fund to purchase and maintain liability insurance on behalf of any Manager, officer of the Fund or other person.

(h)       To the extent permitted by applicable law, the Adviser, the Distributor and the Administrator, and any other party serving as the investment adviser, the distributor or administrator of the Fund or providing other services to the Fund shall be entitled to indemnification from the Fund upon such terms and subject to such conditions and exceptions, and with such entitlement to have recourse to the assets of the Fund with a view to meeting and discharging the cost thereof as may be provided under the Investment Management Agreement, the Distribution Agreement, the Administration Agreement or any agreement between any such party and the Fund.

Section 3.8 Fees, Expenses and Reimbursement.

(a)       Subject to applicable law, the Adviser shall be entitled to receive such fees per services provided to the Fund as may be agreed to by the Adviser and the Fund pursuant to the Investment Management Agreement or such other agreements relating to such services.

(b)       The Board of Managers may cause the Fund to compensate each Manager who is not an officer or employee of the Adviser or any of its Affiliates for his or her services hereunder. In addition, the Fund shall reimburse the Managers for reasonable travel and other out-of-pocket expenses incurred by them in performing their duties under this Agreement.

(c)       The Fund shall bear all expenses incurred in its business or operations, other than those specifically assumed by another person. Expenses to be borne by the Fund include, but are not limited to, the following:

(i)       fees and expenses in connection with the organization of the Fund and the offering and issuance of Shares;

(ii)       all fees and expenses reasonably incurred in connection with the operation of the Fund such as direct and indirect expenses related to the assessment of prospective investments (whether or not such investments are consummated), investment structuring, corporate action, travel associated with due diligence and monitoring activities and enforcing the Fund’s rights in respect of such investments;

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(iii)       quotation or valuation expenses;

(iv)       the Investment Management Fee and any Incentive Fee;

(v)        the Administration Fee;

(vi)       brokerage commissions;

(vii)       interest and fees on any borrowings by the Fund;

(viii)       professional fees (including, without limitation, expenses of consultants, experts and specialists);

(ix)       research expenses;

(x)       fees and expenses of outside tax or legal counsel (including fees and expense associated with the review of documentation for prospective investments by the Fund), including foreign counsel;

(xi)       accounting, auditing and tax preparation expenses;

(xii)       fees and expenses in connection with repurchase offers and any repurchases or redemptions of Shares;

(xiii)       taxes and governmental fees (including tax preparation fees);

(xiv)       fees and expenses of any custodian, subcustodian, transfer agent, and registrar, and any other agent of the Fund;

(xv)       all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions with any custodian or other agent engaged by the Fund;

(xvi)       bank service fees;

(xvii)       costs and expenses relating to the amendment of this Agreement or the Fund’s other organizational documents;

(xviii)       expenses of preparing, amending, printing, and distributing confidential memoranda, Statements of Additional Information (and any supplements or amendments thereto), reports, notices, websites, other communications to Shareholders, and proxy materials;

(xix)       expenses of preparing, printing, and filing reports and other documents with government agencies;

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(xx)       expenses of Shareholders’ meetings, including the solicitation of proxies in connection therewith;

(xxi)       expenses of corporate data processing and related services;

(xxii)       Shareholder recordkeeping and Shareholder account services, fees, and disbursements;

(xxiii)       expenses relating to investor and public relations;

(xxiv)       fees and expenses of the members of the Board of Managers who are not employees of the Adviser or its Affiliates;

(xxv)       insurance premiums;

(xxvi)       Extraordinary Expenses; and

(xxvii)       all costs and expenses incurred as a result of dissolution, winding-up and termination of the Fund.

The Adviser and each of its Affiliates shall be entitled to reimbursement from the Fund for any of the above expenses that they pay on behalf of the Fund.

(d)       The Fund may, alone or in conjunction with the Adviser, its Affiliates or any investment vehicles or accounts for which the Adviser or any Affiliate of the Adviser acts as general partner, managing member or investment adviser, purchase insurance in such amounts, from such insurers and on such terms as the Board of Managers shall determine.

ARTICLE IV

TERMINATION OF STATUS OF THE ADVISER AND MANAGERS; TRANSFERS AND REPURCHASES

Section 4.1 Termination of Status of a Manager. The status of a Manager shall terminate if the Manager (i) shall die; (ii) shall be adjudicated incompetent; (iii) shall voluntarily withdraw as a Manager (upon not less than 90 days’ prior written notice to the other Managers, unless the other Managers waive such notice); (iv) shall be removed under Section 4.2 hereof; (v) shall be certified by a physician to be mentally or physically unable to perform his duties hereunder; (vi) shall be declared bankrupt by a court with appropriate jurisdiction, file a petition commencing a voluntary case under any bankruptcy law or make an assignment for the benefit of creditors; (vii) shall have a receiver appointed to administer the property or affairs of such Manager; (viii) shall have reached the mandatory age for retirement of a Manager that may from time to time be established by the Board of Managers; or (ix) shall otherwise cease to be a Manager of the Fund under the Delaware Act.

Section 4.2 Removal of the Managers. Any Manager may be removed with or without cause either by (a) the vote or written consent of at least two-thirds (2/3) of the Managers not subject to the removal vote or (b) the vote or written consent of Shareholders holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Shareholders.

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Section 4.3 Transfer of Shares.

(a)       Any portion of a Shareholder’s Shares may be Transferred only (i) by operation of law in connection with the death, divorce, bankruptcy, insolvency or adjudicated incompetence of such Shareholder or (ii) with the consent of the Fund, which may be withheld in its sole discretion.

(b)       The Fund may not consent to a Transfer of any portion of a Shareholder’s Shares unless: (i) the person to whom such Shares are transferred (or each of such person’s beneficial owners if such a person is a “private investment company” as defined in Rule 205-3(d)(3) under the Advisers Act, an investment company registered under the Investment Company Act, or a business development company as defined under the Advisers Act) is a person whom the Fund believes meets the requirements of paragraph (d)(1) of Rule 205-3 under the Advisers Act or successor rule thereto, or is otherwise exempt from such requirements; and (ii) the Fund is provided with a properly completed investor certification in respect of the proposed transferee. The Fund may also require the Shareholder requesting the Transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Board of Managers as to such matters as the Board of Managers may reasonably request.

(c)       Any permitted transferee acquiring any portion of a Shareholder’s Shares by operation of law in connection with the death, divorce, bankruptcy, insolvency or adjudicated incompetence of the Shareholder shall be entitled to the distributions allocable to the acquired Shares or a portion thereof so acquired, to tender the acquired Shares or a portion thereof for repurchase by the Fund and to Transfer such acquired Shares or a portion thereof in accordance with the terms of this Agreement, but shall not be entitled to the other rights of a Shareholder unless and until such transferee becomes a substituted Shareholder in accordance with the terms of this Agreement, including, without limitation, Section 2.7 hereof.

(d)       If a Shareholder Transfers any portion of its Shares with the approval of the Fund and all of the conditions to such Transfer have been satisfied, the Fund shall as promptly as practicable take all necessary actions so that each transferee or successor to whom such Shares are Transferred is admitted to the Fund as a substituted Shareholder, provided that such transferee shall have executed and delivered either a counterpart of this Agreement or an instrument, in form and substance acceptable to the Fund, that has the legal effect of making the transferee a party to this Agreement. Each transferring Shareholder and transferee agrees to pay all reasonable expenses, including, but not limited to, attorneys’ and accountants’ fees and disbursements, incurred by the Fund in connection with such Transfer. Upon the Transfer to another person or persons of all of a Shareholder’s Shares, such Shareholder shall cease to be a shareholder of the Fund.

(e)       Each transferring Shareholder shall indemnify and hold harmless the Fund, the Board of Managers, the Adviser and each other Shareholder, and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from (i) any Transfer made by such Shareholder in violation of this Section 4.3, and (ii) any misrepresentation by such Shareholder in connection with any such Transfer.

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Section 4.4 Repurchase of Shares.

(a)       Except as otherwise provided in this Agreement, no Shareholder or other person holding Shares acquired from a Shareholder has the right to require the Fund to withdraw, redeem or tender to the Fund for repurchase any portion of its Shares. The Board of Managers may, from time to time and in its sole discretion and on such terms and conditions as it may determine, cause the Fund to offer to repurchase Shares from Shareholders, including the Adviser or its Affiliates, pursuant to written tenders by Shareholders. The Board of Managers, in its sole discretion, will determine the aggregate value of Shares to be repurchased, which may be a percentage of the value of the Fund’s outstanding interests. In determining whether the Fund should offer to repurchase Shares from Shareholders pursuant to written requests and the amount of Shares to be repurchased, the Board of Managers may consider the following factors, among others:

(i)       the liquidity of the Fund’s assets (including, without limitation, fees and costs associated with withdrawing from Portfolio Funds);

(ii)       whether any Shareholders have requested to tender Shares to the Fund;

(iii)       the working capital and liquidity requirements of the Fund;

(iv)       the relative sizes of the repurchase requests and the Fund;

(v)       the past practice of the Fund in repurchasing Shares;

(vi)       the condition of the securities market and the economy generally, as well as political, national or international developments or current affairs;

(vii)       the anticipated tax consequences of any proposed repurchases of Shares;

(viii)       the Fund’s investment plans; and

(ix)       the availability of information as to the value of the Fund’s interests in Portfolio Funds and other investments.

(b)       The Adviser and each of its Affiliates may tender their Shares or a portion thereof as a Shareholder or Organizational Shareholder, as applicable, under Section 4.4(a) hereof, without notice to the other Shareholders.

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(c)       If the Board of Managers determines in its sole discretion that the Fund will offer to repurchase Shares, the Board of Managers will provide written notice to Shareholders. Such notice will include: (i) the commencement date of the repurchase offer; (ii) the Expiration Date on which repurchase requests must be received by the Fund; and (iii) other information Shareholders should consider in deciding whether and how to participate in such repurchase opportunity.

(d)       The amount due to any Shareholder whose Shares are repurchased shall, subject to the terms of this Agreement (including, without limitation, Section 4.4(a)), be an amount equal to the value of the Shares being repurchased based on the Net Asset Value of the Fund as of the Valuation Date, after reduction for all fees, including any Investment Management Fee or Administration Fee, any Incentive Fee, any required tax withholding and other liabilities of the Fund to the extent accrued or otherwise attributable to the Shares being repurchased, provided that, subject to applicable law, the Board of Managers may offer to purchase Shares at a discount to the Net Asset Value (a “Discount Repurchase Offer”). Payment by the Fund to each Shareholder, upon repurchase of such Shareholder’s Shares shall be made in the form of a promissory note (a “Promissory Note”). Such payment shall be made as promptly as practicable following the Expiration Date. Any in-kind distribution of Securities will be valued in accordance with Section 7.4 hereof. The determination of the value of Shares as of the Valuation Date shall be subject to adjustment based upon the results of the annual audit of the Fund’s financial statements for the Fiscal Year in which such Valuation Date occurred. A Shareholder who tenders some but not all of his Shares for repurchase will be required to maintain a minimum Account balance equal to the amount set forth, from time to time, in the Fund’s Form N-2. The Board of Managers may, in its sole discretion, waive this minimum Account balance requirement. The Fund may reduce the amount to be repurchased from a Shareholder in order to maintain a Shareholder’s minimum Account balance.

(e)       Each Promissory Note issued pursuant to clause (d) of this Section 4.4, which shall be non-interest bearing and non-transferable, and shall provide, among other terms determined by the Fund, in its sole discretion, the following payments. The initial payment in respect of the Promissory Note (the “Initial Payment”) shall be in an amount equal to at least 95% of the estimated value of the repurchased Shares, determined as of the Valuation Date. The Initial Payment shall be made on or before the twentieth business day after the Repurchase Date, provided that if the Fund, in the sole discretion of the Adviser, has requested withdrawal of capital from any Portfolio Funds in order to fund the repurchase of Shares, such payment may be postponed until a reasonable time after the Fund has received at least 95% of the aggregate amount so requested to be withdrawn by the Fund from Portfolio Funds (the “Portfolio Fund Payment Date”). The second and final payment in respect of a Promissory Note (the “Final Payment”) is expected to be in an amount equal to the excess, if any, of (1) the value of the repurchased Shares, determined as of the Valuation Date based upon the results of the annual audit of the financial statements of the Fund for the Fiscal Year in which the Valuation Date of such repurchase occurred, over (2) the Initial Payment.

(f)       Notwithstanding anything in this Section 4.4 to the contrary, if a Shareholder, after giving effect to the repurchase, would continue to hold at least 5% of the aggregate value of its Shares as of the Valuation Date, the Final Payment in respect of such repurchase shall be made on or before the 60th day after the Repurchase Date, provided that if the Fund, in the sole discretion of the Adviser, has requested withdrawals of its capital from any Portfolio Funds in order to fund the repurchase of Shares, such payment may be postponed until 10 business days after the applicable Portfolio Fund Payment Date. Such payment shall be in an amount equal to the excess, if any, of (1) the value of the repurchased Shares, determined as of the Valuation Date, based upon information known to the Fund as of the date of the Final Payment, over (2) the Initial Payment. Notwithstanding anything in this Agreement to the contrary, if, based upon the results of the annual audit of the financial statements of the Fund for the Fiscal Year in which the Valuation Date of such repurchase occurred, it is determined that the value at which the Shares were repurchased was incorrect, the Fund shall, as promptly as practicable after the completion of such audit, decrease such Shareholder’s Account balance by the amount of any overpayment, or increase such Shareholder’s Account balance by the amount of any underpayment, as applicable.

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(g)       Notwithstanding anything in this Section 4.4 to the contrary, the Board of Managers shall modify any of the repurchase procedures described in this Section 4.4 if necessary to comply with the regulatory requirements imposed by the Securities and Exchange Commission.

(h)       Each Shareholder whose Shares or portion thereof have been accepted for repurchase will continue to be a Shareholder until the Repurchase Date (and thereafter if less than 100% of its Shares are repurchased) and may exercise its voting rights with respect to the repurchased Shares or portion thereof until the Repurchase Date. Moreover, the Account maintained in respect of a Shareholder whose Shares have been accepted for repurchase will be adjusted for the appreciation or depreciation of the Net Asset Value of the Fund through the Valuation Date, and such Shareholder’s Account shall not be adjusted for the amount withdrawn, as a result of the repurchase, prior to the Repurchase Date.

(i)       Upon its acceptance of tendered Shares for repurchase, the Fund shall maintain daily on its books a segregated account consisting of cash, liquid securities or, to the extent applicable, interests in Portfolio Funds that the Fund (i) has requested be withdrawn or (ii) is in the process of liquidating, (or any combination of them) in an amount equal to the aggregate estimated unpaid dollar amount of the Promissory Notes issued to Shareholders tendering Shares.

(j)       Notwithstanding anything in this Section 4.4 to the contrary, the Fund may suspend, postpone or terminate a repurchase offer upon the determination of a majority of the Board of Managers (including a majority of Independent Managers) that such suspension, postponement or termination is advisable for the Fund and its Shareholders, including, without limitation, the existence of circumstances as a result of which it is not reasonably practicable for the Fund to dispose of its investments or to determine the Net Asset Value or other unusual circumstances.

(k)       Where a Shareholder tenders for repurchase less than 100% of its Shares, such repurchased Shares will be treated as having been repurchased on a “first in-first out” basis (i.e., the portion of the Shares repurchased will be deemed to have been taken from the earliest Capital Contribution made by such Shareholder (adjusted for subsequent appreciation or depreciation of the Net Asset Value of the Fund) until that Capital Contribution is decreased to zero, and then from each subsequent Capital Contribution made by such Shareholder (adjusted for subsequent appreciation or depreciation of the Net Asset Value of the Fund)).

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Section 4.5 Mandatory Redemption. The Fund may effect a mandatory redemption at Net Asset Value of any portion of a Shareholder’s Shares, or any person acquiring Shares from or through a Shareholder, in the event that the Board of Managers determines or has reason to believe, each in its sole discretion, that:

(a)       any portion of its Shares has been transferred to, or has vested in, any person, by operation of law as described in Section 4.3(a)(i) hereof;

(b)       ownership of the Shares by such Shareholder or other person will cause the Fund to be in violation of, or subject the Fund or the Adviser to, additional registration or regulation under the securities, commodities or other laws of the United States or any other jurisdiction;

(c)       continued ownership of the Shares may be harmful or injurious to the business or reputation of the Fund or the Adviser or may subject the Fund, or any Shareholders to an undue risk of adverse tax or other fiscal consequences, including without limitation, in connection with the failure of a Shareholder to provide information requested under FATCA;

(d)       any representation or warranty made by a Shareholder in connection with the acquisition of one or more Shares was not true when made or has ceased to be true, or the Shareholder has breached any covenant made by it in connection with the acquisition of one or more Shares;

(e)       it would be in the best interests of the Fund for the Fund to cause a mandatory redemption of such Shares in circumstances where the Board of Managers determines that doing so is in the best interests of the Fund in a manner as will not discriminate unfairly against any Shareholder; or

(f)       the Fund may effect a mandatory redemption of the Shares held by an investment vehicle that is managed or sponsored by the Adviser or an Affiliate thereof (a “Feeder Fund”) (or portion thereof) to the extent that such Feeder Fund is redeeming or has redeemed any interest of an investor in such Feeder Fund (or portion thereof) for reasons that are similar to those set forth in clauses (a) through (e) of this Section 4.5.

ARTICLE V

CAPITAL

Section 5.1 Contributions to Capital.

(a)       The minimum initial contribution of each Shareholder (other than the Organizational Shareholder or Adviser) to the capital of the Fund shall be the amount set forth, from time to time, in the Fund’s Form N-2 or such other amount as the Board of Managers may determine from time to time, in its sole discretion. The amount of the initial contribution of each Shareholder shall be recorded on the books and records of the Fund upon acceptance as a Capital Contribution. The Managers shall not be entitled to make Capital Contributions as Managers of the Fund, but may make Capital Contributions as Shareholders. The Adviser and its Affiliates may make Capital Contributions as Shareholders.

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(b)       Shareholders may make additional Capital Contributions, effective as of such times as the Board of Managers in its sole discretion, may permit, subject to the limitations applicable to the admission of Shareholders pursuant to this Agreement. The minimum additional Capital Contribution of each Shareholder (other than the Adviser and its Affiliates) shall be the amount set forth, from time to time, in the Fund’s Form N-2 or such other amount as the Board of Managers may determine from time to time, in its sole discretion. No Shareholder shall be obligated to make any additional Capital Contribution except to the extent otherwise provided in this Agreement.

(c)       Except as otherwise permitted by the Board of Managers, (i) initial and any additional Capital Contributions by any Shareholder shall be payable in cash, and (ii) initial and any additional Capital Contributions in cash shall be payable in one installment in readily available funds prior to the date of the proposed acceptance of the Capital Contribution.

Section 5.2 Rights of Shareholders to Capital. No Shareholder shall be entitled to interest on his or its Capital Contribution to the Fund, nor shall any Shareholder be entitled to the return of any capital of the Fund except (i) upon the repurchase by the Fund of a part or all of such Shareholder’s Shares pursuant to Section 4.4 hereof or Section 4.5 hereof, or (ii) upon the liquidation of the Fund’s assets pursuant to Section 6.2 hereof. No Shareholder shall have the right to require partition of the Fund’s property or to compel any sale or appraisal of the Fund’s assets.

Section 5.3 Accounts.

(a)       The Fund shall maintain a separate Account on its books for each Shareholder.

(b)       Each Shareholder’s Account shall have an opening balance equal to the Shareholder’s initial contribution to the capital of the Fund.

(c)       Each Shareholder’s Account shall be increased by the sum of (i) the amount of any additional Capital Contributions by such Shareholder, plus (ii) all amounts credited to such Shareholder’s Account pursuant to Section 5.4 hereof.

(d)       Each Shareholder’s Account shall be reduced by the sum of (i) the amount of any repurchase of the Shareholder’s Shares or distributions to such Shareholder pursuant to Sections 4.4, 5.6 or 6.2 hereof which are not reinvested , plus (ii) any amounts debited against such Account pursuant to Section 5.4 hereof.

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Section 5.4 Allocation of Certain Withholding Taxes and Other Expenditures.

(a)       Withholding taxes or other tax obligations paid or incurred by the Fund, directly or indirectly, that (i) are attributable to any Shareholder or (ii) results from any Shareholder’s participation in the Fund, including, but not limited to, a Shareholder’s failure to provide any requested information under FATCA, as determined by the Board of Managers, shall be debited against the Account of such Shareholder as of the close of the Accounting Period during which the Fund pays or incurs such obligation, and any amounts then or thereafter distributable to such Shareholder shall be reduced by the amount of such taxes. If the amount of such taxes is greater than any such distributable amounts, then such Shareholder and any successor to such Shareholder’s Shares shall pay upon demand to the Fund the amount of such excess. The Fund shall not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Shareholder that may be eligible for such reduction or exemption; provided that in the event that the Fund determines that a Shareholder is eligible for a refund of any withholding tax, the Fund may, at the request and expense of such Shareholder, assist such Shareholder in applying for such refund. If any tax arises as a result of any Shareholder’s failure to provide information as requested under sub-clause (ii) above, to the extent possible the Fund shall allocate such tax pro-rata based on Account balance to the Shareholder(s) who did not provide the requested information and shall be debited from the Accounts of the applicable Shareholder(s) as of the close of the Accounting Period during which any such tax was paid or accrued by the Fund.

(b)       Except as otherwise provided for in this Agreement and unless prohibited by the Investment Company Act, any material expenditures payable by the Fund, directly or indirectly, and any other Fund items, to the extent paid or incurred or withheld, directly or indirectly, on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Shareholders, as determined by the Board of Managers, shall be charged to only those Shareholders on whose behalf such expenditures or items are paid or incurred or whose particular circumstances gave rise to such expenditures or items. Such charges or items shall be debited from the Accounts of the applicable Shareholders as of the close of the Accounting Period during which any such items were paid or accrued by the Fund.

Section 5.5 Reserves.

(a)       Appropriate reserves may be created, accrued and charged against the Net Asset Value and against the Accounts of the Shareholders in proportion to their respective Investment Percentages for contingent liabilities of the Fund, if any, as of the date any such contingent liability becomes known to the Fund or the Board of Managers, such reserves to be in the amounts which the Board of Managers, in its sole discretion deems necessary or appropriate. The Board of Managers may increase or reduce any such reserves from time to time by such amounts as it in its sole discretion deems necessary or appropriate. The amount of any such reserve, or any increase or decrease therein, shall be proportionately charged or credited, as appropriate, to the Accounts of those parties who are Shareholders at the time when such reserve is created, increased or decreased, as the case may be; provided, however, that if any such individual reserve item, adjusted by any increase therein, exceeds the lesser of $500,000 or 1% of the aggregate value of the Accounts of all such Shareholders, the amount of such reserve, increase, or decrease instead shall be charged or credited to the Accounts of those Shareholders who, as determined by the Board of Managers, in its sole discretion, were Shareholders at the time of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their Accounts at that time.

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(b)       To the extent permitted under applicable law, if at any time an amount is paid or received by the Fund (other than Capital Contributions, distributions or repurchases of Shares) and such amount exceeds the lesser of $500,000 or 1% of the aggregate value of the Accounts of all Shareholders at the time of payment or receipt and such amount was not accrued or reserved for but would nevertheless, in accordance with the Fund’s accounting practices, be treated as applicable to one or more prior Accounting Periods, then such amount shall be proportionately charged or credited, as appropriate, to those persons who were Shareholders during such prior Accounting Period or Periods.

(c)       To the extent permitted by applicable law, if any amount is required by paragraph (a) or (b) of this Section 5.5 to be charged or credited to a person who is no longer a Shareholder, such amount shall be paid by or to such person, as the case may be, in cash, with interest from the date on which the Board of Managers determines that such charge or credit is required. In the case of a charge, the former Shareholder shall be obligated to pay the amount of the charge, plus interest as provided above, to the Fund on demand; provided, however, that (i) in no event shall a former Shareholder be obligated to make a payment exceeding the amount of such Shareholder’s Account at the time to which the charge relates; and (ii) no such demand shall be made after the expiration of three years from the date on which such person ceased to be a Shareholder. To the extent that a former Shareholder fails to pay to the Fund, in full, any amount required to be charged to such former Shareholder pursuant to paragraph (a) or (b), whether due to the expiration of the applicable limitation period or for any other reason whatsoever, the deficiency shall be charged proportionately to the Accounts of the Shareholders at the time of the act or omission giving rise to the charge to the extent feasible, and otherwise proportionately to the Accounts of the current Shareholders.

Section 5.6 Distributions.

(a)       The Board of Managers, in its sole discretion, may authorize the Fund to make distributions in cash or in kind at any time to all of the Shareholders of the Fund or only to those Shareholders holding one or more Classes of the Fund, in each case in proportion to their respective Investment Percentages. Notwithstanding anything to the contrary in this Agreement, a Shareholder may be compelled to accept a distribution of any asset in kind from the Fund despite the fact that the percentage of the value of the asset distributed to the Shareholder exceeds the percentage of the value of the asset equal to the Shareholder’s Investment Percentage.

(b)       Notwithstanding anything to the contrary contained herein, none of the Managers or the Shareholders (including the Adviser and its Affiliates), nor any other person on behalf of the Fund, shall make a distribution to the Shareholders on account of their Shares in the Fund if such distribution would violate the Delaware Act or other applicable law.

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ARTICLE VI

DISSOLUTION AND LIQUIDATION

Section 6.1 Dissolution.

(a)       The Fund shall be dissolved upon the occurrence of any of the following events:

(i)       upon the affirmative vote to dissolve the Fund by either (A) a majority of the Managers, or (B) Shareholders holding at least three-quarters (3/4) of the total number of votes eligible to be cast by all Shareholders; or

(ii)       as required by operation of law.

Dissolution of the Fund shall be effective on the day on which the event giving rise to the dissolution shall occur, but the Fund shall not terminate until the assets of the Fund have been liquidated in accordance with Section 6.2 hereof and the Certificate has been cancelled.

Section 6.2 Liquidation of Assets.

(a)       Upon the dissolution of the Fund as provided in Section 6.1 hereof, one or more Managers or the Adviser, acting as liquidator under appointment by the Board of Managers (or, if the Board of Managers does not appoint one or more Managers or the Adviser to act as liquidator or is unable to perform this function, another liquidator elected by Shareholders holding a majority of the total number of votes eligible to cast by all Shareholders), shall liquidate, in an orderly manner, the business and administrative affairs of the Fund. The proceeds from liquidation (after establishment of appropriate reserves for contingencies in such amounts as the Board of Managers or the liquidator, as applicable, deems appropriate in its sole discretion) shall, subject to the Delaware Act, be distributed in the following manner:

(i)       in satisfaction (whether by payment or the making of reasonable provision for payment thereof) of the debts and liabilities of the Fund, including the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), but not including debt and liabilities to Shareholders, up to and including the date that distribution of the Fund’s assets to the Shareholders has been completed, shall first be paid on a pro rata basis;

(ii)       such debts, liabilities or obligations as are owing to the Shareholders shall be paid next in their order of seniority and on a pro rata basis; and

(iii)        to the Shareholders in accordance with Section 5.6.

(b)       Anything in this Section 6.2 to the contrary notwithstanding, but subject to the priorities set forth in Section 6.2(a) above, upon dissolution of the Fund, the Board of Managers or other liquidator may distribute ratably in kind any assets of the Fund, if the Board of Managers or other liquidator determines that such a distribution would be in the interests of the Shareholders in facilitating an orderly liquidation; provided, however, that if any in-kind distribution is to be made the assets distributed in kind shall be valued pursuant to Section 7.4 hereof as of the actual date of their distribution and charged as so valued and distributed against amounts to be paid under Section 6.2(a) above.

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(c)       If the Board of Managers determines that it is in the best interest of the Shareholders, the Board of Managers may, in its sole discretion, distribute the assets of the Fund into and through a liquidating trust to effect the liquidation of the Fund.

ARTICLE VII
ACCOUNTING, TAX MATTERS AND VALUATIONS

Section 7.1 Accounting and Reports.

(a)       The Fund shall adopt for tax accounting purposes any accounting method which the Board of Managers shall decide in its sole discretion is in the best interests of the Fund. The Fund’s accounts shall be maintained in U.S. currency.

(b)       As soon as reasonably practicable after receipt of the necessary information from the Portfolio Funds, the Fund shall furnish to each Shareholder such information regarding the operation of the Fund and such Shareholder’s Shares as is necessary for Shareholders to complete U.S. federal, state and local income tax or information returns.

(c)       Except as otherwise required by the Investment Company Act, or as may otherwise be permitted by rule, regulation or order, within 60 days after the close of the period for which a report required under this Section 7.1(c) is being made, the Fund shall send to each Shareholder a semi-annual report and an annual report (as applicable) containing the information required by the Investment Company Act. The Fund shall cause financial statements contained in each annual report furnished hereunder to be accompanied by a certificate of independent public accountants based upon an audit performed in accordance with generally accepted accounting principles (or, if permitted by relevant law and approved by the Board of Managers, in accordance with international financial reporting standards). The Fund may also furnish to each Shareholder such other periodic reports and information regarding the affairs of the Fund as it deems necessary or appropriate in its sole discretion.

(d)       Except as set forth specifically in this Section 7.1, no Shareholder shall have the right to obtain any other information about the business or financial condition of the Fund, about any other Shareholder or former Shareholder, including information about the Capital Contribution of a Shareholder, or about the affairs of the Fund. No act of the Fund, Partners Group, or any other Person that results in a Shareholder being furnished any such information shall confer on such Shareholder or any other Shareholder the right in the future to receive such or similar information or constitute a waiver of, or limitation on, the Fund’s ability to enforce the limitations set forth in the first sentence of this Section 7.1(d).

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Section 7.2 Determinations by the Board of Managers. All matters concerning the determination and allocation among the Shareholders of the amounts to be determined and allocated pursuant to Article V hereof, including any taxes thereon and accounting procedures applicable thereto, shall be determined by the Board of Managers (either directly or by the Adviser, to the extent consistent with its administrative functions, pursuant to delegated authority) unless specifically and expressly otherwise provided for by the provisions of this Agreement or as required by law, and such determinations and allocations shall be final and binding on all the Shareholders.

Section 7.3 Tax Matters.

(a)       The Board of Managers shall have the exclusive authority and discretion on behalf of and in the name of the Fund to (i) prepare and file all necessary tax returns and statements, pay all taxes, assessments and other impositions applicable to the assets of the Fund and withhold amounts with respect thereto from funds otherwise distributable to any Shareholder; (ii) make any and all tax elections permitted to be made under the Code, and any applicable state, local or foreign tax law; and (iii) determine the tax treatment of any Fund transaction or item for purposes of completing the Fund’s U.S. federal, state, local or foreign tax returns.

(b)       If the Fund is required to withhold taxes on any distribution or payment to, or pay or incur any tax with respect to any income allocable to or otherwise on account of any Shareholder, the Fund may withhold such amounts and make such payments to such taxing authorities as are necessary to ensure compliance with such tax laws. Any and all amounts withheld in respect of a distribution or other payment to a Shareholder shall be treated as amounts paid to such Shareholder for all purposes of this Agreement.

(c)       The Board of Managers is authorized to cause, and each Shareholder hereby consents to the Board of Managers causing, at any time, the Fund to make an election to be treated as an association taxable as a corporation for U.S. federal income tax purposes, by filing IRS Form 8832 electing such treatment, and the Board of Managers is otherwise authorized to take any and all other actions necessary or appropriate to cause the Fund to be treated as an association taxable as a corporation for U.S. federal income tax purposes. In addition, the Board of Managers is authorized to cause the Fund to (i) elect to be treated as a “regulated investment company” within the meaning of Section 851 of the Code and (ii) make a “deemed sale election” (as set forth in Treasury Regulation Section 1.337(d)-7(c)(5)) with respect to its assets deemed to be transferred to such association taxable as a corporation for U.S. federal income tax purposes.

Section 7.4 Valuation of Assets.

(a)       Except as may be required by the Investment Company Act, the Fund shall calculate its Net Asset Value as of the close of business on the last day of each Accounting Period. Except as may be required by the Investment Company Act, the Managers will value or cause to have valued any Securities or other assets and liabilities of the Fund in accordance with such valuation procedures as shall be established from time to time by the Board of Managers and which conform to the requirements of the Investment Company Act. In determining the value of the assets of the Fund, no value shall be placed on the goodwill or name of the Fund, or the office records, files, statistical data or any similar intangible assets of the Fund not normally reflected in the Fund’s accounting records, but there shall be taken into consideration any items of income earned but not received, expenses incurred but not yet paid, liabilities, fixed or contingent, and any other prepaid expenses to the extent not otherwise reflected in the books of account, and the value of options or commitments to purchase or sell Securities or commodities pursuant to agreements entered into prior to such valuation date.

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(b)       The Net Asset Value of the Fund, including the valuation of the investments in Portfolio Funds determined pursuant to this Section 7.4, shall be conclusive and binding on all of the Shareholders and all parties claiming through or under them.

(c)       The following guidelines shall apply for purposes of determining the Net Asset Value of the Fund:

(i)       The amount payable to a Shareholder or former Shareholder whose Shares are repurchased pursuant to Article IV shall be treated as a liability of the Fund, until paid, from (but not prior to) the beginning of the Accounting Period on the Repurchase Date for such Shares.

(ii)       The amount to be received by the Fund on account of any Capital Contribution pursuant to Article II or Article V shall be treated as an asset of the Fund from (but not before) the beginning of the Accounting Period on the effective date of such Capital Contribution.

(iii)       Distributions made pursuant to Section 5.6, other than as of the beginning of an Accounting Period, shall be treated as an advance and as an asset of the Fund, until the beginning of the Accounting Period following the date of distribution.

ARTICLE VIII

MISCELLANEOUS PROVISIONS

Section 8.1 Amendment of Limited Liability Company Agreement.

(a)       Except as otherwise provided in this Section 8.1, this Agreement shall be amended, in whole or in part, with the approval of a majority of the Board of Managers (including the vote of a majority of the Independent Managers, if required by the Investment Company Act), and, if required by the Investment Company Act, the approval of the Shareholders by such vote as is required by the Investment Company Act.

(b)       Any amendment to this Agreement that would:

(i)       increase the obligation of a Shareholder to make any Capital Contribution;

(ii)       reduce the Account balance of a Shareholder other than in accordance with Article V hereof; or

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(iii)       modify the events causing the dissolution of the Fund,

may be made only if (x) the written consent of each Shareholder adversely affected thereby is obtained prior to the effectiveness thereof or (y) such amendment does not become effective until (A) each Shareholder has received written notice of such amendment (except an amendment contemplated in Section 8.1(c)(ii) hereof) and (B) any Shareholder objecting to such amendment has been afforded a reasonable opportunity (pursuant to such procedures as may be prescribed by the Board of Managers) to tender all his or her Shares for repurchase by the Fund.

(c)       Without limiting the generality of the foregoing, the power of the Board of Managers to amend this Agreement at any time without the consent of the Shareholders includes, but is not limited to, the power to:

(i)       restate this Agreement together with any amendments hereto which have been duly adopted in accordance herewith to incorporate such amendments in a single, integrated document; and

(ii)       amend this Agreement (other than with respect to the matters set forth in Section 8.1(b) hereof) to change the name of the Fund in accordance with Section 2.2 hereof or to effect compliance with any applicable law or regulation or to cure any ambiguity or to correct or supplement any provision hereof which may be inconsistent with any other provision hereof.

Section 8.2 Special Power of Attorney.

(a)       Each Shareholder hereby irrevocably makes, constitutes and appoints the Adviser and any liquidator of the Fund’s assets appointed pursuant to Section 6.2 hereof with full power of substitution, the true and lawful representatives and attorneys-in-fact of, and in the name, place and stead of, such Shareholder, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file and/or publish:

(i)       any amendment to this Agreement which complies with the provisions of this Agreement (including the provisions of Section 8.1 hereof);

(ii)       any amendment to the Certificate required because this Agreement is amended or as otherwise required by the Delaware Act; and

(iii)       all other such instruments, documents and certificates which, in the opinion of legal counsel to the Fund, from time to time may be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or that such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund as a limited liability company under the Delaware Act. The Adviser hereby accepts the appointment provided in this Section 8.2 and agrees to assume and perform its obligations thereunder.

(b)       Each Shareholder is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Fund without such Shareholder’s consent. If an amendment to the Certificate or this Agreement or any action by or with respect to the Fund is taken in the manner contemplated by this Agreement, each Shareholder agrees that, notwithstanding any objection that such Shareholder may assert with respect to such action, the attorneys-in-fact appointed hereby are authorized and empowered, with full power of substitution, to exercise the authority granted above in any manner which may be necessary or appropriate to permit such amendment to be made or action lawfully taken or omitted. Each Shareholder is fully aware that each Shareholder will rely on the effectiveness of this special power-of-attorney with a view to the orderly administration of the affairs of the Fund.

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(c)       This power-of-attorney is a special power-of-attorney and is coupled with an interest in favor of the Adviser and any liquidator of the Fund’s assets, appointed pursuant to Section 6.2 hereof, and as such:

(i)       shall be irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any Shareholder granting this power-of-attorney, regardless of whether the Fund, the Board of Managers or any liquidator shall have had notice thereof; and

(ii)       shall survive the delivery of a Transfer by a Shareholder of all or any portion of such Shareholder’s Shares, except that where the transferee thereof has been approved by the Board of Managers for admission to the Fund as a substituted Shareholder, or upon withdrawal of a Shareholder from the Fund pursuant to a repurchase of Shares or otherwise, this power-of-attorney given by the transferor shall terminate.

Section 8.3 Notices. Notices that may or are required to be provided under this Agreement shall be made, if to a Shareholder, by regular mail, hand delivery, registered or certified mail return receipt requested, commercial courier service, telex, telecopier or other electronic means at their addresses as set forth on the books and records of the Fund (or to such other addresses as may be designated by any party hereto by notice addressed to the Fund); or, if to the Fund, the Board of Managers, or the Adviser, in writing (either by way of facsimile or registered mail) and sent as follows, or to such other address as the parties may agree from time to time:

If to the Adviser:

Partners Group (USA) Inc.
1114 Avenue of the Americas, 37th Floor

New York, NY 10036

Attention: Executive Office

Re: Notice, Partners Group Private Equity (Master Fund), LLC

Facsimile: (212) 908 2601

Telephone: (212) 908 2600

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with a copy to:

Partners Group

Zugerstrasse 57

CH-6341 Baar-Zug, Switzerland

Attention: Executive Office

Re: Notice, Partners Group Private Equity (Master Fund), LLC

Facsimile: +41 41 768 85 58

Telephone: +41 41 768 85 85

If to the Fund or to the Board of Managers:

Partners Group Private Equity (Master Fund), LLC

James F. Munsell, Chairman

c/o Partners Group (USA) Inc.

1114 Avenue of the Americas, 37th Floor

New York, NY 10036

Re: Notice, Partners Group Private Equity (Master Fund), LLC

Facsimile: (212) 908 2601

Telephone: (212) 908 2600

Notices to a Shareholder shall be deemed to have been provided when delivered by hand, on the date indicated as the date of receipt on a return receipt or when received if sent by regular mail, commercial courier service, telex, telecopier or other electronic means. Notices to the Fund, the Board of Managers, or Partners Group shall be effective on the close of business on the day upon which it is actually received. A document that is not a notice and that is required to be provided under this Agreement by any party to another party may be delivered by any reasonable means.

Section 8.4 Agreement Binding Upon Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns, executors, trustees or other legal representatives, but the rights and obligations of the parties hereunder may not be Transferred or delegated except as provided in this Agreement and any attempted Transfer or delegation thereof that is not made pursuant to the terms of this Agreement shall be void.

Section 8.5 Applicability of Investment Company Act and Form N-2. The parties hereto acknowledge that this Agreement is not intended to, and does not set forth the substantive provisions contained in the Investment Company Act and the Form N-2 which affect numerous aspects of the conduct of the Fund’s business and of the rights, privileges and obligations of the Shareholders. Each provision of this Agreement shall be subject to and interpreted in a manner consistent with the applicable provisions of the Investment Company Act and the Form N-2.

Section 8.6 Choice of Law; Arbitration.

(a)       Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of Delaware, including the Delaware Act, without regard to the conflict of law principles of such State.

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(b)       Each Shareholder agrees to submit all controversies arising between or among Shareholders or one or more Shareholders and the Fund in connection with the Fund or its businesses or concerning any transaction, dispute or the construction, performance or breach of this or any other agreement, whether entered into prior to, on or subsequent to the date hereof, to arbitration in accordance with the provisions set forth below. Each Shareholder understands that:

(i)       arbitration is final and binding on the parties;

(ii)       the parties are waiving their rights to seek remedies in court, including the right to jury trial;

(iii)       pre-arbitration discovery is generally more limited than and different from court proceedings;

(iv)       the arbitrator’s award is not required to include factual findings or legal reasoning and a party’s right to appeal or to seek modification of rulings by arbitrators is strictly limited; and

(v)       a panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.

(c)       All controversies referred in this Section 8.6 shall be determined at the election of the Fund by arbitration before an arbitration panel convened by the Financial Industry Regulatory Authority, to the fullest extent permitted by law. The parties may also select any national securities exchange’s arbitration forum upon which a party is legally required to arbitrate the controversy, to the fullest extent permitted by law. Such arbitration shall be governed by the rules of the organization convening the panel, to the fullest extent permitted by law. Judgment on any award of any such arbitration may be entered in the Supreme Court of the State of New York or in any other court having jurisdiction over the party or parties against whom such award is rendered. Each Shareholder agrees that the determination of the arbitrators shall be binding and conclusive upon them.

(d)       No Shareholder shall bring a putative or certified class action to arbitration, nor seek to enforce any pre-dispute arbitration agreement against any person who has initiated in court a putative class action or who is a member of a putative class who has not opted out of the class with respect to any claims encompassed by the putative class action unless and until: (i) the class certification is denied; (ii) the class is decertified; or (iii) the Shareholder is excluded from the class by the court. The forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any rights under this Agreement except to the extent stated herein.

Section 8.7 Not for Benefit of Creditors. The provisions of this Agreement are intended only for the regulation of relations among past, present and future Shareholders, Managers and the Fund. This Agreement is not intended for the benefit of non-Shareholder creditors and no rights are granted to non-Shareholder creditors under this Agreement.

Section 8.8 Consents. Any and all consents, agreements or approvals provided for or permitted by this Agreement shall be in writing and a signed copy thereof shall be filed and kept with the books of the Fund.

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Section 8.9 Merger and Consolidation.

(a)       The Fund may merge or consolidate with or into one or more limited liability companies formed under the Delaware Act or other business entities (as defined in Section 18-209(a) of the Delaware Act) pursuant to an agreement of merger or consolidation which has been approved in the manner contemplated by Section 18-209(b) of the Delaware Act.

(b)       Notwithstanding anything to the contrary contained elsewhere in this Agreement, an agreement of merger or consolidation approved in accordance with Section 18-209(b) of the Delaware Act may, to the extent permitted by Section 18-209(b) of the Delaware Act: (i) effect any amendment to this Agreement, (ii) effect the adoption of a new limited liability company agreement for the Fund if it is the surviving or resulting limited liability company in the merger or consolidation, or (iii) provide that the limited liability company agreement of any other constituent limited liability company to the merger or consolidation (including a limited liability company formed for the purpose of consummating the merger or consolidation) shall be the limited liability company agreement of the surviving or resulting limited liability company.

Section 8.10 Confidentiality.

(a)       A Shareholder may obtain from the Fund, for any purpose reasonably related to the Shareholder’s Shares, certain confidential information regarding the business affairs or assets of the Fund as is just and reasonable under the Delaware Act, subject to reasonable standards (including standards governing what information and documents are to be furnished, at what time and location, and at whose expense) established by the Board of Managers (the “Confidential Information”).

(b)       Each Shareholder covenants that, except as required by applicable law or any regulatory body, it will not divulge, furnish or make accessible to any other person the name or address (whether business, residence or mailing) of any Shareholder or any other Confidential Information without the prior written consent of the Board of Managers, which consent may be withheld in its sole discretion.

(c)       Each Shareholder recognizes that in the event that this Section 8.10 is breached by any Shareholder or any of its principals, partners, members, directors, officers, employees or agents or any of its Affiliates, including any of such Affiliates’ principals, partners, members, directors, officers, employees or agents, irreparable injury may result to the non-breaching Shareholders and the Fund. Accordingly, in addition to any and all other remedies at law or in equity to which the non-breaching Shareholders and the Fund may be entitled, such Shareholders and the Fund also shall have the right to obtain equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential Information, plus reasonable attorneys’ fees and other litigation expenses incurred in connection therewith.

(d)       Notwithstanding anything to the contrary in this Agreement, the Fund shall have the right to keep confidential from the Shareholders for such period of time as it deems reasonable any information which the Board of Managers reasonably believes to be in the nature of trade secrets or other information the disclosure of which the Board of Managers in good faith believes is not in the best interest of the Fund or could damage the Fund or its business or which the Fund is required by law or by agreement with a third party to keep confidential.

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(e)       Notwithstanding anything in the foregoing or anything else contained in this Agreement to the contrary, except as reasonably necessary to comply with applicable securities and tax laws, each Shareholder (and any employee, representative or other agent thereof) shall not disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the offering and ownership of Shares (including the tax treatment and tax structure of any Fund transactions) and any transaction described in this Agreement and all materials of any kind (including opinions and other tax analyses) that are provided to such Shareholder relating to such tax treatment and tax structure. For this purpose, “tax structure” means any facts relevant to the federal income tax treatment of the offering and ownership of Shares (including the tax treatment and tax structure of any Fund transactions) and any transaction described in this Agreement, and does not include information relating to the identity of the Fund or its Affiliates. Nothing in this paragraph shall be deemed to require the Fund to disclose to any Shareholder any information that the Fund is permitted or is required to keep confidential in accordance with this Agreement or otherwise.

Section 8.11 Certification of Non-Foreign Status. Each Shareholder or transferee of Shares from a Shareholder that is admitted to the Fund in accordance with this Agreement shall certify, upon admission to the Fund and at such other time thereafter as the Board of Managers may request, whether he or she is a “United States Person” within the meaning of Section 7701(a)(30) of the Code on forms to be provided by the Fund, and shall notify the Fund within 30 days of any change in such Shareholder’s status. Any Shareholder who shall fail to provide such certification when requested to do so by the Board of Managers may be treated as a non-United States Person for purposes of U.S. federal tax withholding.

Section 8.12 Severability. If any provision of this Agreement is determined by a court of competent jurisdiction not to be enforceable in the manner set forth in this Agreement, each Shareholder agrees that it is the intention of the Shareholders that such provision should be enforceable to the maximum extent possible under applicable law. If any provisions of this Agreement are held to be invalid or unenforceable, such invalidation or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement (or portion thereof).

Section 8.13 Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto. It is hereby acknowledged and agreed that, to the extent permitted by applicable law, the Fund, without the approval of any Shareholder, may enter into written agreements with Shareholders affecting the terms hereof or of any application in order to meet certain requirements of such Shareholders. The parties hereto agree that any terms contained in any such agreement with a Shareholder shall govern with respect to such Shareholder notwithstanding the provisions of this Agreement or of any application.

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Section 8.14 Discretion. Notwithstanding anything to the contrary in this Agreement or any agreement contemplated herein or in any provisions of law or in equity, to the fullest extent permitted by law, whenever in this Agreement a person is permitted or required to make a decision (i) in its “sole discretion” or “discretion” or under a grant of similar authority or latitude, such person shall be entitled to consider only such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Fund or the Shareholders, or (ii) in its “good faith” or under another express standard, then such person shall act under such express standard and shall not be subject to any other or different standard imposed by this Agreement or any other agreement contemplated herein or by relevant provisions of law or in equity or otherwise.

Section 8.15 Counterparts. This Agreement may be executed in several counterparts, all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all the parties have not signed the same counterpart.

Section 8.16 THE UNDERSIGNED ACKNOWLEDGES HAVING READ THIS AGREEMENT IN ITS ENTIRETY BEFORE SIGNING, INCLUDING THE ARBITRATION CLAUSES SET FORTH IN SECTION 8.6 ON PAGES 31 AND 32 AND THE CONFIDENTIALITY CLAUSES SET FORTH IN SECTION 8.10 BEGINNING ON PAGE 33.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

PARTNERS GROUP (USA) INC.

On its own behalf as Adviser and as a Shareholder and, pursuant to the Special Power of Attorney granted to it as Adviser pursuant to Section 8.2 hereof, on behalf of all other Shareholders on the date hereof.

By:	/s/ Robert Collins
Name:	Robert Collins
Title:	Authorized Signatory

By:	/s/ Justin Rindos
Name:	Justin Rindos
Title:	Authorized Signatory

PARTNERS GROUP PRIVATE EQUITY (MASTER FUND), LLC

By:	/s/ Robert Collins
Name:	Robert Collins
Title:	President

By:	/s/ Justin Rindos
Name:	Justin Rindos
Title:	Chief Financial Officer

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All dealers that buy, sell or trade the Fund’s Shares, whether or not participating in this offering, may be required to deliver a Prospectus.

Partners Group Private equity (master fund), LLC

www.partnersgroup.com

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the Registration Statement becomes effective. This Statement of Additional Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful.

Subject to completion dated October 4, 2019

STATEMENT OF ADDITIONAL INFORMATION

Partners Group Private Equity (Master Fund), LLC

Dated [●], 2019

c/o Partners Group (USA) Inc.

1114 Avenue of the Americas
37th Floor
New York, NY 10036

Limited Liability Company Shares

1-877-748-7209

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus (the “Prospectus”) of Partners Group Private Equity (Master Fund), LLC (the “Fund”) dated [●], 2019, as it may be further amended or supplemented from time to time. A copy of the Prospectus may be obtained without charge by contacting the Fund at the telephone number or address set forth above.

This SAI is not an offer to sell shares of limited liability company interests in the Fund (“Shares”) and is not soliciting an offer to buy the Shares in any state where the offer or sale is not permitted.

Capitalized terms not otherwise defined herein have the same meaning set forth in the Prospectus.

Investment policies and practices	1
Fundamental policies	1
Additional information on investment techniques of the Fund and the Portfolio Funds and related risks	2
Board of Managers and officers	9
Code of Ethics	16
Investment management and other services	16
Brokerage	20
Independent registered public accounting firm; legal counsel	20
Custodian	20
Calculation of net asset value	20
Proxy voting policies and procedures	21
Control persons and principal shareholders	22
Financial statements	22
Appendix A – Annual report to shareholders dated March 31, 2019	Appendix A

PARTNERS GROUP PRIVATE EQUITY (MASTER FUND), LLC	ii

Investment policies and practices

The investment objective and the principal investment strategies of the Fund, as well as the principal risks associated with such investment strategies, are set forth in the Prospectus. Certain additional information regarding the investment program of the Fund is set forth below.

Fundamental policies

The Fund’s fundamental policies, which are listed below, may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund. At the present time the Shares are the only outstanding voting securities of the Fund. As defined by the Investment Company Act of 1940, as amended (the “Investment Company Act”), the vote of a “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of the shareholders of the Fund (the “Shareholders”) duly called, (i) of 67% or more of the Shares represented at such meeting, if the holders of more than 50% of the outstanding Shares are present in person or represented by proxy or (ii) of more than 50% of the outstanding Shares, whichever is less. No other policy is a fundamental policy of the Fund, except as expressly stated. Within the limits of the fundamental policies of the Fund, the management of the Fund has reserved freedom of action. The Fund may not:

(1)	Issue any senior security, except to the extent permitted by Section 18 of the Investment Company Act, as interpreted, modified, or otherwise permitted by the Securities and Exchange Commission (the “SEC”) or any other applicable authority.

(2)	Borrow money, except to the extent permitted by Section 18 of the Investment Company Act, as interpreted, modified, or otherwise permitted by the SEC or any other applicable authority. This investment restriction does not apply to borrowings from affiliated investment companies or other affiliated persons of the Fund to the extent permitted by the Investment Company Act, the SEC or any other applicable authority.

(3)	Underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the disposition of its portfolio securities.

(4)	Make loans, except through purchasing fixed-income securities (including whole loans, whether senior or subordinated, “Payment-In-Kind” or “PIK” securities, other mezzanine securities or participations in any of the foregoing), lending portfolio securities, or entering into repurchase agreements in a manner consistent with the investment policies of the Fund, or as otherwise permitted under the Investment Company Act. This investment restriction does not apply to loans to affiliated investment companies or other affiliated persons of the Fund to the extent permitted by the Investment Company Act, the SEC or any other applicable authority.

(5)	Purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate, including, without limitation, mortgage-related securities, or that are issued by companies or partnerships that invest or deal in real estate or real estate investment trusts, and may hold and dispose of real estate acquired by the Fund as a result of the ownership of securities or other permitted investments.

(6)	Invest in commodities and commodity contracts, except that the Fund (i) may purchase and sell non-U.S. currencies, options, swaps, futures and forward contracts, including those related to indexes, options and options on indexes, as well as other financial instruments and contracts that are commodities or commodity contracts, (ii) may also purchase or sell commodities if acquired as a result of ownership of securities or other instruments, (iii) may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts, and (iv) may make such investments as otherwise permitted by the Investment Company Act.

PARTNERS GROUP PRIVATE EQUITY (MASTER FUND), LLC	1

(7)	Invest 25% or more of the value of its total assets in the securities of issuers that the Adviser determines are engaged in any single industry, except that U.S. government securities and repurchase agreements collateralized by U.S. government securities may be purchased without limitation. This investment restriction does not apply to investments by the Fund in Portfolio Funds (or in another comparable investment pool). The Fund may invest in Portfolio Funds that may concentrate their assets in one or more industries. The Fund will not invest 25% or more of its assets in a Portfolio Fund that it knows concentrates its assets in a single industry.

With respect to these investment restrictions and other policies described in this SAI or the Prospectus, if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. The Fund’s investment policies and restrictions do not apply to the activities and the transactions of the Portfolio Funds, but will apply to investments made by the Fund directly (or any account consisting solely of the Fund’s assets).

The investment objective of the Fund is not a fundamental policy of the Fund and may be changed by the Board of Managers of the Fund (the “Board”) without the vote of a majority (as defined by the Investment Company Act) of the Fund’s outstanding Shares.

Additional information on investment techniques of the Fund and the Portfolio Funds and related risks

As discussed in the Prospectus, the Fund pursues its investment objective by investing its assets in (i) direct investments in the equity and/or debt of operating companies, (ii) Portfolio Funds and (iii) listed private equity. This section provides additional information about various types of investments and investment techniques that may be employed by the Fund or by Portfolio Funds in which the Fund invests. Many of the investments and techniques described in this section may be based in part on the existence of a public market for the relevant securities. To that extent, such investments and techniques are not expected to represent the principal investments or techniques of the majority of the Fund or of the Portfolio Funds; however, there is no limit on the types of investments the Portfolio Funds may make and certain Portfolio Funds may use such investments or techniques extensively. Similarly, there are few limits on the types of investments the Fund may make. Accordingly, the descriptions in this section cannot be comprehensive. Any decision to invest in the Fund should take into account (i) the possibility that the Portfolio Funds may make virtually any kind of investment, (ii) that the Fund has similarly broad latitude in the kinds of investments it may make (subject to the fundamental policies described above) and (iii) that all such investments will be subject to related risks, which can be substantial.

Equity securities

The Fund’s and/or a Portfolio Fund’s portfolio may include investments in common stocks, preferred stocks, and convertible securities of U.S. and foreign issuers. The Fund and/or a Portfolio Fund also may invest in depositary receipts relating to foreign securities. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities. Given the private equity focus of the Fund, there is expected to be no liquid market for a majority of such investments.

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Common stock

Common stock or other common equity issued by a corporation or other entity generally entitles the holder to a pro rata share of the profits, if any, of the entity without preference over any other shareholder or claims of shareholders, after making required payments to holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred stock

Preferred stock or other preferred equity generally has a preference as to dividends and, in the event of liquidation, to an issuer’s assets, over the issuer’s common stock or other common equity, but it ranks junior to debt securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash or additional shares of preferred stock at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are generally payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock may also be subject to optional or mandatory redemption provisions.

Convertible securities

Convertible securities are bonds, debentures, notes, preferred stock, or other securities that may be converted into or exchanged for a specified amount of common equity of the same or different issuer within a specified period of time at a specified price or based on a specified formula. In many cases, a convertible security entitles the holder to receive interest or a dividend that is generally paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields (i.e., rates of interest or dividends) than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock into which they are convertible due to their fixed-income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. The Fund’s and/or the Portfolio Funds’ investments in convertible securities are expected to primarily be in private convertible securities, but may be in public convertible securities.

The value of a convertible security is primarily a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (determined by reference to the security’s anticipated worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value typically declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also increase or decrease the convertible security’s value. If the conversion value is low relative to the investment value, the convertible security is valued principally by reference to its investment value. To the extent the value of the underlying common stock approaches or exceeds the conversion value, the convertible security will be valued increasingly by reference to its conversion value. Generally, the conversion value decreases as the convertible security approaches maturity. Where no market exists for a convertible security and/or the underlying common stock, such investments may be difficult to value. A public convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

A convertible security may in some cases be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security is called for redemption, the holder will generally have a choice of tendering the security for redemption, converting it into common stock prior to redemption, or selling it to a third party. Any of these actions could have a material adverse effect and result in losses to the Fund.

Derivative instruments

Although not a principal investment strategy, the Fund or the Portfolio Funds may use financial instruments known as derivatives. A derivative is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (such as interest rates or currency exchange rates), security, commodity or other asset. Following are descriptions of certain derivatives that the Portfolio Funds may use. The same descriptions apply to the Fund, mutatis mutandis, to the extent that it engages in derivatives transactions. Certain risks associated with derivatives are described under “Investment related risks—Derivative Instruments” in the Prospectus.

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Options and futures

A Portfolio Fund may utilize options contracts, futures contracts, and options on futures contracts. It also may use so-called “synthetic” options or other derivative instruments written by broker-dealers or other financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Portfolio Fund’s portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid and, in such cases, a Portfolio Fund may have difficulty closing out its position. Over-the-counter options purchased and sold by the Portfolio Fund also may include options on baskets of specific securities.

A Portfolio Fund may purchase call and put options on specific securities or currencies, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue its investment objective. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option.

A covered call option is a call option with respect to which a Portfolio Fund owns the underlying security. The sale of such an option exposes the Portfolio Fund, during the term of the option, to possible loss of opportunity to realize appreciation in the market price of the underlying security and to the possibility that it might hold the underlying security in order to protect against depreciation in the market price of the security during a period when it might have otherwise sold the security. The seller of a covered call option assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option.

A covered put option is a put option with respect to which the seller has a short position in the underlying security. The seller of a covered put option assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. If the seller of the put option owns a put option covering an equivalent number of shares with an exercise price equal to or greater than the exercise price of the put written, the position is “fully hedged” if the option owned expires at the same time or later than the option written. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The seller of a put option may also be required to place cash or liquid securities in a segregated account to ensure compliance with its obligation to purchase the underlying security. The sale of such an option exposes the Portfolio Fund during the term of the option to a decline in price of the underlying security while depriving the Portfolio Fund of the opportunity to invest the segregated assets.

A Portfolio Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Portfolio Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Portfolio Fund would generally make a similar “closing sale transaction,” which involves liquidating its position by selling the option previously purchased. However, if deemed advantageous, the Portfolio Fund would be entitled to exercise the option.

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A Portfolio Fund may enter into stock futures contracts, interest rate futures contracts, and currency futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges and those that are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the U.S. Commodity Futures Trading Commission (the “CFTC”). Therefore, the CFTC does not have the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country. Moreover, such laws or regulations will vary depending on the foreign country in which the transaction occurs. For these reasons, the Portfolio Funds may not be afforded certain of the protections that apply to domestic transactions, including the right to use domestic alternative dispute resolution procedures. In particular, funds received from customers to margin foreign futures transactions may not be provided the same protections as funds received to margin futures transaction on domestic exchanges. In addition, the price of any foreign futures or option contract and, therefore, the potential profit and loss resulting from that contract, may be affected by any fluctuation in the foreign exchange rate between the time the order is placed and the foreign futures contract is liquidated or the foreign option contract is liquidated or exercised.

In addition to futures contracts traded on U.S. domestic markets or exchanges that are regulated by the CFTC or on foreign exchanges, Portfolio Funds may also trade certain futures either over-the-counter or on trading facilities such as derivatives transaction execution facilities, exempt boards of trade or electronic trading facilities that are licensed and/or regulated to varying degrees by the CFTC. In addition, certain single stock futures and narrow based security index futures may be traded over-the-counter or on trading facilities such as contract markets, derivatives transaction execution facilities and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the SEC or on foreign exchanges.

Trading in futures involves risk of loss to the Portfolio Fund that could materially adversely affect the net asset value of the Fund. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day by regulations referred to as “daily price fluctuation limits” or “daily limits.” Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio Fund to substantial losses, which may result in losses to the Fund. In addition, the CFTC and various exchanges impose speculative position limits on the number of positions that each Portfolio Fund may indirectly hold or control in certain particular futures or options contracts. Many of the major U.S. exchanges have eliminated speculative position limits and have substituted position accountability rules that would permit the Portfolio Funds to trade without restriction as long as such Portfolio Funds can demonstrate the positions acquired were not acquired for the purpose of manipulating the market.

Successful use of futures by a Portfolio Fund depends on its ability to correctly predict movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

The prices of all derivative instruments, including futures and options prices, are highly volatile. Price movements of forward contracts, futures contracts, and other derivative contracts in which a Portfolio Fund may invest are influenced by, among other things: interest rates; changing supply and demand relationships; trade, fiscal, monetary, and exchange control programs and policies of governments; and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those currencies and interest rate related futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Portfolio Funds are also subject to the risk of the failure of any of the exchanges on which their positions trade or of their clearinghouses.

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A stock index future obligates a Portfolio Fund to pay, or entitles it to receive, an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day. An interest rate future obligates a Portfolio Fund to purchase or sell an amount of a specific debt security at a future date at a specific price. A currency future obligates a Portfolio Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

Call and put options on securities indexes

A Portfolio Fund may purchase and sell call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue its investment objectives. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by a Portfolio Fund of options on stock indexes will be subject the ability to correctly predict movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Yield curve options

A Portfolio Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

Rights and warrants

A Portfolio Fund may invest in rights and warrants. Rights (sometimes referred to as “subscription rights”) and warrants may be purchased separately or may be received as part of a distribution in respect of, or may be attached to, other securities that a Portfolio Fund has purchased. Rights and warrants are securities that give the holder the right, but not the obligation, to purchase equity securities of the company issuing the rights or warrants, or a related company, at a fixed price either on a date certain or during a set period. Typically, rights have a relatively short term (e.g., two to four weeks), whereas warrants can have much longer terms. At the time of issue, the cost of a right or warrant is substantially less than the cost of the underlying security itself.

Particularly in the case of warrants, price movements in the underlying security are generally magnified in the price movements of the warrant. This effect would enable a Portfolio Fund to gain exposure to the underlying security with a relatively low capital investment but increases the Portfolio Fund’s risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant, which may result in losses to the Fund. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer.

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Swaps

A Portfolio Fund may enter into equity, interest rate, index, currency rate, total return and/or other types of swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if a Portfolio Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index).

Interest rate, mortgage and credit swaps

A Portfolio Fund may enter into interest rate swaps. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed note payments in exchange for assuming potential credit losses on an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive a payment from the other party, upon the occurrence of specified credit events.

Equity index swaps

A Portfolio Fund may enter into equity index swaps. Equity index swaps involve the exchange by a Portfolio Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities that usually includes dividends. A Portfolio Fund may purchase cash-settled options on equity index swaps. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

Currency swaps

A Portfolio Fund may enter into currency swaps for both hedging and non-hedging purposes. Currency swaps involve the exchange of rights to make or receive payments in specified foreign currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for another designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity that involves special investment techniques and risks. Incorrect forecasts of market values and currency exchange rates can materially adversely affect the Portfolio Fund’s performance. If there is a default by the other party to such a transaction, the Portfolio Fund will have contractual remedies pursuant to the agreements related to the transaction.

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Total return swaps

A Portfolio Fund may enter into total return swaps. In a total return swap, one party pays a rate of interest in exchange for the total rate of return on another investment. For example, if a Portfolio Fund wished to invest in a senior loan, it could instead enter into a total return swap and receive the total return of the senior loan, less the “funding cost,” which would be a floating interest rate payment to the counterparty.

Swaptions

A Portfolio Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as “swaptions.” A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed upon terms.

Certain swap agreements into which a Portfolio Fund enters may require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, the Portfolio Fund’s current obligations (or rights) under such swap agreements generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps consists of the net amount of the payments that the Portfolio Fund is contractually obligated to make. If the other party to a swap defaults, the Portfolio Fund’s risk of loss consists of the net amount of the payments that the Portfolio Fund contractually is entitled to receive.

Distressed securities

The Fund or a Portfolio Fund may invest in debt or equity securities of domestic and foreign issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, or that are involved in bankruptcy or reorganization proceedings. Investments of this type may involve substantial financial and business risks that can result in substantial or at times even total losses. Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult to obtain information as to the true condition of such issuers. Such investments also may be adversely affected by state and federal laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability, and a bankruptcy court’s power to disallow, reduce, subordinate, or disenfranchise particular claims. The market prices of such securities are also subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and ask prices of such securities may be greater than those prevailing in other securities markets. It may take a number of years for the market price of such securities to reflect their intrinsic value. In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied), or will result in a distribution of cash or a new security the value of which will be less than the purchase price to the Portfolio Fund of the security in respect to which such distribution was made.

Additional methods of investing in Portfolio Funds

The Fund will typically invest directly in a Portfolio Fund by purchasing an interest in such Portfolio Fund. There may be situations, however, where a Portfolio Fund is not open or available for direct investment by the Fund or where the Adviser elects for other reasons to invest indirectly in a Portfolio Fund (including, without limitation, restrictions of the Investment Company Act). On occasions where the Adviser determines that an indirect investment is the most effective or efficient means of gaining exposure to a Portfolio Fund, the Fund may invest in a Portfolio Fund indirectly, such as by purchasing a structured note or entering into a swap or other contract paying a return tied to the return of a Portfolio Fund. In the case of a structured note or a swap, a counterparty would agree to pay to the Fund a return based on the return of the Portfolio Fund, in exchange for consideration paid by the Fund equivalent to the cost of purchasing an ownership interest in the Portfolio Fund. Indirect investment through a swap or similar contract in a Portfolio Fund carries with it the credit risk associated with the counterparty. Indirect investments will generally be subject to transaction and other fees, which will reduce the value of the Fund’s investment. There can be no assurance that the Fund’s indirect investment in a Portfolio Fund will have the same or similar results as a direct investment in the Portfolio Fund, and the Fund’s value may decrease as a result of such indirect investment. When the Fund makes an indirect investment in a Portfolio Fund by investing in a structured note, swap, or other contract intended to pay a return equal to the total return of such Portfolio Fund, such investment by the Fund may be subject to additional regulations.

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Cyber security risk

The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Fund, the Adviser, financial intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of Shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private Shareholder information or confidential business information, impede investment activities, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for Portfolio Funds and for the issuers of securities in which the Fund or a Portfolio Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund to lose value.

Board of Managers and officers

The business operations of the Fund are managed and supervised under the direction of the Board, subject to the laws of the State of Delaware and the Fund’s limited liability company agreement (“LLC Agreement”). The Board has overall responsibility for the management and supervision of the business affairs of the Fund on behalf of its Shareholders, including the authority to establish policies regarding the management, conduct and operation of its business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The officers of the Fund conduct and supervise the daily business operations of the Fund.

The members of the Board (each, a “Manager”) are not required to contribute to the capital of the Fund or to hold interests therein. A majority of Managers of the Board are not “interested persons” (as defined in the Investment Company Act) of the Fund (collectively, the “Independent Managers”).

The identity of Managers and officers of the Fund, and their brief biographical information, including their addresses, their year of birth and descriptions of their principal occupations during the past five years is set forth below.

The Managers serve on the Board for terms of indefinite duration. A Manager’s position in that capacity will terminate if the Manager is removed or resigns or, among other events, upon the Manager’s death, incapacity, retirement or bankruptcy. A Manager may resign upon written notice to the other Managers, and may be removed either by (i) the vote of at least two-thirds of the Managers not subject to the removal vote or (ii) the vote of Shareholders holding not less than two-thirds of the total number of votes eligible to be cast by all Shareholders of the Fund. In the event of any vacancy in the position of a Manager, the remaining Managers of the Fund may appoint an individual to serve as a Manager so long as immediately after the appointment at least two-thirds of the Managers of the Fund then serving have been elected by the Shareholders of the Fund. The Board may call a meeting of the Shareholders to fill any vacancy in the position of a Manager of the Fund, and must do so if the Managers who were elected by the Shareholders cease to constitute a majority of the Managers then serving on the Board.

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The Board believes that each of the Managers’ experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Managers lead to the conclusion that each Manager should serve in such capacity. Among the attributes common to all Managers is the ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Managers, the Adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Managers. A Manager’s ability to perform his or her duties effectively may have been attained through the Manager’s business, consulting, and public service work; experience as a board member of non-profit entities or other organizations; education or professional training; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Manager. Specific details regarding each Manager’s principal occupations during the past five years are included in the tables below. See “Board of Managers and officers—Independent Managers” and “Board of Managers and officers—Interested Managers and officers.”

James F. Munsell

Mr. Munsell has been a Manager since the Fund’s inception. Mr. Munsell has more than 40 years of legal and business experience.

Robert J. Swieringa

Mr. Swieringa has been a Manager since the Fund’s inception. Mr. Swieringa has more than 40 years of business, accounting and academic experience.

Lewis R. Hood, Jr.

Mr. Hood has been a Manager since October 2017. Mr. Hood has more than 35 years of business experience.

Stephen G. Ryan

Mr. Ryan has been a Manager since October 2017. Mr. Ryan has more than 25 years of business, accounting and academic experience.

Robert M. Collins

Mr. Collins has been a Manager since October 2017. Mr. Collins has over 21 years of industry experience.

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Independent Managers

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS** HELD BY MANAGER	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY MANAGER***
James F. Munsell Year of Birth: 1941 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Chairman and Manager	Since inception	Senior Counsel, Cleary Gottlieb Steen & Hamilton LLP (2001-Present); Senior Managing Director, Brock Capital Group LLC (2008-Present).	2
Robert J. Swieringa Year of Birth: 1942 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Manager	Since inception	Professor of Accounting, S.C. Johnson Graduate School of Management at Cornell University (1997-2015); Professor Emeritus of Accounting, S.C. Johnson Graduate School of Management at Cornell University (2015-Present); Director, The General Electric Company (2002-2016).	2
Lewis R. Hood, Jr. Year of Birth: 1956 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Manager	Since October 2017; Special Advisor to the Board (2016-2017)	Retired; Managing Director and Chief Investment Officer (CIO Emeritus from 2014), ERISA Plans, Prudential Insurance Company of America (2002-2015).	2
Stephen G. Ryan Year of Birth: 1959 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Manager	Since October 2017; Special Advisor to the Board (2016-2017)	Professor of Accounting, Stern School of Business, New York University (1995-Present).	2

*	Each Manager serves an indefinite term, until his or her successor is elected.

**	Includes any company with a class of securities registered pursuant to Section 12 of the Exchange Act of 1934, as amended (the “Exchange Act”) or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the Investment Company Act.

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***	The Fund Complex consists of Partners Group Private Income Opportunities, LLC and Partners Group Private Equity (Master Fund), LLC.

Interested Managers and officers

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS** HELD BY MANAGER	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY MANAGER OR OFFICER***
Robert Collins(1) Year of Birth: 1976 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Manager; President	Indefinite length—since September 2016 as Manager and since September 2014 as President	Managing Director, Partners Group (2012–Present); Partners Group (2005–Present).	2
Justin Rindos Year of Birth: 1984 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Chief Financial Officer	Indefinite length—since September 2014	Senior Vice President, Partners Group (2017–Present); Partners Group (2010–Present).	2
Brian Kawakami Year of Birth: 1950 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Chief Compliance Officer	Indefinite length—since December 2013	Partner, Ascendant Compliance Management, Inc. (2009–2015); Manager, Brian Kawakami LLC (2015–Present).	2
Oliver Jimenez Year of Birth: 1972 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Secretary	Indefinite length—since September 2014	Senior Vice President, Partners Group (2014–Present); Chief Compliance Officer, Partners Group (USA) Inc. (2014–Present); Partners Group (2014–Present); Chief Compliance Officer, Platinum Partners (2007–2014).	2

*	Each Manager serves an indefinite term, until his or her successor is elected.

**	Includes any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the Investment Company Act.

PARTNERS GROUP PRIVATE EQUITY (MASTER FUND), LLC	12

(1)	Mr. Collins is deemed an “interested person” of the Fund due to his position as a Managing Director of the Adviser.

Leadership structure and oversight responsibilities

Overall responsibility for oversight of the Fund rests with the Board. The Fund has engaged the Adviser to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser and other service providers in the operations of the Fund in accordance with the provisions of the Investment Company Act, applicable provisions of state and other laws and the LLC Agreement. The Board is currently composed of five members, four of whom are Independent Managers. The Board will meet in-person at regularly scheduled meetings four times each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Managers have also engaged independent legal counsel to assist them in performing their oversight responsibility. The Independent Managers will meet with their independent legal counsel in-person prior to and during each quarterly in-person board meeting. As described below, the Board has established an audit committee (the “Audit Committee”), a nominating committee (the “Nominating Committee”) and a valuation oversight committee (the “Valuation Oversight Committee”), and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.

The Board has appointed James F. Munsell, an Independent Manager, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as liaison with the Adviser, other service providers, counsel and other Managers generally between meetings. The Chairman serves as a key point person for dealings between management and the Managers. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview and it allocates areas of responsibility among committees of Managers and the full Board in a manner that enhances effective oversight.

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Fund and will be addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser and other service providers (depending on the nature of the risk), which carry out the Fund’s investment management and business affairs. The Adviser and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of the Adviser and other service providers has their own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board will require senior officers of the Fund, including the President, Chief Financial Officer and Chief Compliance Officer, and the Adviser, to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Board and the Audit Committee will also receive regular reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. The Board will also receive reports from certain of the Fund’s other primary service providers on a periodic or regular basis, including the Fund’s distributor, sub-administrator and securities lending counterparty. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Committees of the Board of Managers

Audit Committee

The Board has formed an Audit Committee that is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of those financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board. The Audit Committee has selected Robert J. Swieringa, an Independent Manager, to serve in the role of Chairman. In performing its responsibilities, the Audit Committee will select and recommend annually to the entire Board a firm of independent certified public accountants to audit the books and records of the Fund for the ensuing year, and will review with the firm the scope and results of each audit. The Audit Committee currently consists of each of the Fund’s Independent Managers. During the fiscal year ended March 31, 2019, the Audit Committee met two times.

PARTNERS GROUP PRIVATE EQUITY (MASTER FUND), LLC	13

Nominating Committee

The Board has formed a Nominating Committee that is responsible for selecting and nominating persons to serve as Managers of the Fund. The Nominating Committee is responsible for both nominating candidates to be appointed by the Board to fill vacancies and for nominating candidates to be presented to Shareholders for election. In performing its responsibilities, the Nominating Committee will consider candidates recommended by management of the Fund and by Shareholders and evaluate them both in a similar manner, as long as the recommendation submitted by a Shareholder includes at a minimum: the name, address and telephone number of the recommending Shareholder and information concerning the Shareholder’s interests in the Fund in sufficient detail to establish that the Shareholder held Shares on the relevant record date; and the name, address and telephone number of the recommended nominee and information concerning the recommended nominee’s education, professional experience, and other information that might assist the Nominating Committee in evaluating the recommended nominee’s qualifications to serve as a manager. The Nominating Committee may solicit candidates to serve as managers from any source it deems appropriate. With the Board’s prior approval, the Nominating Committee may employ and compensate counsel, consultants or advisers to assist it in discharging its responsibilities. The Nominating Committee currently consists of each of the Fund’s Independent Managers. During the fiscal year ended March 31, 2019, the Nominating Committee did not meet.

Valuation Oversight Committee

The Board has formed a Valuation Oversight Committee that is responsible for overseeing the valuation of the Fund’s investments, including the activities of the Adviser’s valuation committee with respect to such assets. The Valuation Oversight Committee currently consists of each of the Fund’s Managers. During the fiscal year ended March 31, 2019, the Valuation Oversight Committee met four times.

Manager ownership of securities

For each Manager, the dollar range of equity securities beneficially owned by the Manager in the Fund and in the family of investment companies (including all of the registered investment companies advised by the Adviser) as of December 31, 2018, is set forth in the table below.

PARTNERS GROUP PRIVATE EQUITY (MASTER FUND), LLC	14

NAME OF MANAGER	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY MANAGER IN FAMILY OF INVESTMENT COMPANIES
Independent:
James F. Munsell	Over $100,000	Over $100,000
Robert J. Swieringa	None	None
L. Randolph Hood	Over $100,000	Over $100,000
Stephen G. Ryan	Over $100,000	Over $100,000
Interested:
Robert M. Collins	Over $100,000	Over $100,000

Independent Manager ownership of securities of the Adviser

As of June 1, 2019, none of the Independent Managers (or their immediate family members) owned securities of the Adviser, or of an entity (other than a registered investment company) controlling, controlled by or under common control with the Adviser.

Manager compensation

In consideration of the services rendered by the Independent Managers, the Fund pays each Independent Manager a retainer of $84,167 per year. In addition, the Fund pays an additional retainer of $10,000 per year to (i) the Chairman of the Board (Mr. Munsell) and (ii) the Chairman of the Audit Committee (Mr. Swieringa). The Managers do not receive any pension or retirement benefits.

The following table sets forth certain information regarding the compensation of the Funds’ Managers for the fiscal year ended March 31, 2019.

PARTNERS GROUP PRIVATE EQUITY (MASTER FUND), LLC	15

NAME OF MANAGER	AGGREGATE COMPENSATION FROM THE FUND	TOTAL COMPENSATION FROM FUNDS AND FUND COMPLEX PAID TO MANAGERS
James F. Munsell	$95,509	$126,272
Robert J. Swieringa	$95,509	$126,272
Lewis R. Hood, Jr.	$85,475	$116,238
Stephen G. Ryan	$85,475	$116,238
Robert M. Collins	$0	$0

Code of Ethics

The Fund and the Adviser have adopted a code of ethics pursuant to Rule 17j-1 of the Investment Company Act, which is designed to prevent affiliated persons of the Fund and the Adviser from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund. The codes of ethics permit persons subject to them to invest in securities, including securities that may be held or purchased by the Fund, subject to a number of restrictions and controls. Compliance with the codes of ethics is carefully monitored and enforced.

The codes of ethics are included as exhibits to the Fund’s registration statement filed with the SEC. The codes of ethics are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov, and may also be obtained after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Investment management and other services

The Adviser

Partners Group (USA) Inc. (the “Adviser”), a Delaware corporation, serves as the investment adviser to the Fund. The Adviser is registered with the SEC under the Advisers Act. Subject to the general supervision of the Board, and in accordance with the investment objective, policies, and restrictions of the Fund, the Adviser is responsible for the management and operation of the Fund and the investment of the Fund’s assets. The Adviser provides such services to the Fund pursuant to the investment management agreement (the “Investment Management Agreement”).

In connection with the Reorganization, the Board, including a majority of the Independent Managers of the Fund, approved the Investment Management Agreement between the Fund and the Adviser on March 30, 2016 and voted to recommend and submit the Investment Management Agreement to Shareholders for their approval. On August 12, 2016, a majority of the outstanding voting securities of the Fund voted to approve the Investment Management Agreement. The Investment Management Agreement became effective as of January 1, 2017 and continued in effect for an initial two-year term. Thereafter, the Investment Management Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund or a majority of the Board, and (ii) the vote of a majority of the Independent Managers of the Fund, cast in person at a meeting called for the purpose of voting on such approval. At a meeting of the Board held on December 13, 2018, by unanimous vote, the Board, including a majority of the Independent Managers of the Fund approved the continuance of the Investment Management Agreement. A discussion regarding the basis for the Board’s approval of the continuance of the Investment Management Agreement is be available in the Fund’s annual report for the period ending March 31, 2019.

PARTNERS GROUP PRIVATE EQUITY (MASTER FUND), LLC	16

The Investment Management Agreement provides that, in the absence of willful misfeasance or gross negligence of its obligations to the Fund, the Adviser and any partner, director, officer or employee of the Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Fund. The Investment Management Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund, of the Adviser, or any partner, director, officer or employee of the Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance or gross negligence of its obligations to the Fund. Such indemnification includes losses sustained by the Adviser or its affiliates as an indemnitor under any sub-servicing or other agreement entered into by the Adviser for the benefit of the Fund to the extent that such losses relate to the Fund and the indemnity giving rise to the losses is not broader than that granted by the Fund to the Adviser or its affiliates pursuant to the Investment Management Agreement. The Fund has the right to consent before the Adviser settles or consents to the settlement of a claim involving such indemnitor losses (but such consent right will not affect the Adviser’s entitlement to indemnification).

The Fund pays the Investment Management Fee to the Adviser in consideration of the advisory and other services provided by the Adviser to the Fund. Pursuant to the Investment Management Agreement, the Fund pays the Adviser a monthly Investment Management Fee equal to 1.50% on an annualized basis of the greater of (i) the Fund’s net asset value and (ii) the Fund’s net asset value less cash and cash equivalents plus the total of all commitments made by the Fund that have not yet been drawn for investment. For purposes of calculating the Investment Management Fee, a commitment is defined as a contractual obligation to acquire an interest in, or provide the total commitment amount over time to, a Portfolio Fund, when called by the Portfolio Fund. The Investment Management Fee is paid to the Adviser out of the Fund’s assets and decreases the net profits or increases the net losses of the Fund. “Net asset value” means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund; provided that, for purposes of determining the Investment Management Fee payable to the Adviser for any month, net asset value will be calculated prior to any reduction for any fees and expenses of the Fund for that month, including, without limitation, the Investment Management Fee payable to the Adviser for that month. The Investment Management Fee will be computed as of the last day of each month, and will be due and payable in arrears within fifteen business days after the end of the month.

In addition, at the end of each calendar quarter (and at certain other times), the Adviser will be entitled to receive an amount (the “Incentive Fee”) equal to 10% of the excess, if any, of (i) the net profits of the Fund for the relevant period over (ii) the then balance, if any, of the Loss Recovery Account (as defined below). The Fund will maintain a memorandum account (the “Loss Recovery Account”), which will have an initial balance of zero and will be (i) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter. Shareholders in the Fund will benefit from the Loss Recovery Account in proportion to their holdings of Shares.

The Adviser, at its expense, pays the Distributor a fee for certain distribution-related services, including licensing employees of the Adviser as registered representatives of the Distributor to facilitate marketing of Shares to financial intermediaries.

The Adviser has entered into an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding taxes, interest, brokerage commissions, certain transaction related expenses, extraordinary expenses, the Incentive Fee, and any acquired fund fees and expenses) do not exceed 3.00% on an annualized basis with respect to Class A Shares and 2.30% on an annualized basis with respect to Class I Shares (the “Expense Limit”). For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit. The Expense Limitation Agreement may be terminated by the Adviser or the Fund upon thirty days’ written notice to the other party.

PARTNERS GROUP PRIVATE EQUITY (MASTER FUND), LLC	17

The Portfolio Management Team

The personnel of the Adviser who currently have primary responsibility for the day-to-day management of the Fund’s portfolio (the “Portfolio Management Team”) are Hal Avidano, Todd Bright, Robert Collins, Scott Essex, Adam Howarth, Ron Lamontagne, Joel Schwartz, and Anthony Shontz.

Other accounts managed by the Portfolio Management Team

NAME OF PORTFOLIO MANAGEMENT TEAM MEMBER	Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee:			Number of Other Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based:
	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies*	Other pooled investment vehicles**	Other accounts**
Hal Avidano	Zero accounts	Zero accounts	Zero accounts	One registered investment company with a value of $71.152 million	Four pooled investment vehicles with a value of $266.613 million	Thirty accounts with a value of $4.017 billion
Todd Bright	Zero accounts	Zero accounts	Zero accounts	One registered investment company with a value of $71.152 million	Four pooled investment vehicles with a value of $266.613 million	Thirty accounts with a value of $4.017 billion
Robert Collins	Zero accounts	Zero accounts	Zero accounts	One registered investment company with a value of $71.152 million	Four pooled investment vehicles with a value of $266.613 million	Thirty accounts with a value of $4.017 billion
Scott Essex	Zero accounts	Zero accounts	Zero accounts	One registered investment company with a value of $71.152 million	Four pooled investment vehicles with a value of $266.613 million	Thirty accounts with a value of $4.017 billion
Adam Howarth	Zero accounts	Zero accounts	Zero accounts	One registered investment company with a value of $71.152 million	Four pooled investment vehicles with a value of $266.613 million	Thirty accounts with a value of $4.017 billion
Ron Lamontagne	Zero accounts	Zero accounts	Zero accounts	One registered investment company with a value of $71.152 million	Four pooled investment vehicles with a value of $266.613 million	Thirty accounts with a value of $4.017 billion
Joel Schwartz	Zero accounts	Zero accounts	Zero accounts	One registered investment company with a value of $71.152 million	Four pooled investment vehicles with a value of $266.613 million	Thirty accounts with a value of $4.017 billion
Anthony Shontz	Zero accounts	Zero accounts	Zero accounts	One registered investment company with a value of $71.152 million	Four pooled investment vehicles with a value of $266.613 million	Thirty accounts with a value of $4.017 billion

*	Unaudited, as of March 31, 2019.

**	Estimate as of March 31, 2019.

PARTNERS GROUP PRIVATE EQUITY (MASTER FUND), LLC	18

Conflicts of interest

Members of the Portfolio Management Team are involved in the management of other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles. Members of the Portfolio Management Team may manage separate accounts or other pooled investment vehicles that may have materially higher or different fee arrangements than the Fund and may also be subject to performance-based fees. The side-by-side management of these separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to cross trading and the allocation of investment opportunities.

The Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Adviser seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and reasonable manner. To this end, the Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

Compensation of the Portfolio Management Team

The Adviser is a wholly-owned subsidiary of Partners Group Holding AG (“Partners Group Holding”) and an affiliate of Partners Group AG, the principal operating subsidiary of Partners Group Holding. Partners Group Holding is a listed company with major ownership by its employees. The ownership structure is designed to motivate and retain employees.

The Portfolio Management Team and other employees of the Adviser are compensated with a fixed annual salary, which is typically supplemented by an annual bonus based on individual and team based performance. Key professionals, including the Portfolio Management Team, are additionally compensated through equity participation in Partners Group Holding.

This equity ownership is structured in a manner designed to provide for long-term continuity. Accordingly, the vesting parameters of equity incentives are rather stringent. Any equity or option holder intending to leave the firm has the obligation to render his or her unvested interest back to the company, either in the form of equity shares or options depending upon the extent of ownership interest. As a result, the Adviser believes that members of the Portfolio Management Team have a strong interest to remain with the firm over the long term.

Portfolio Management Team’s ownership of securities in the Fund

NAME OF PORTFOLIO MANAGEMENT TEAM MEMBER	Dollar Range of Securities Beneficially Owned by Portfolio Management Team member (as of march 31, 2019)
Hal Avidano	None
Todd Bright	None
Robert Collins	Over $1,000,000
Scott Essex	None
Adam Howarth	$50,001 - $100,000
Ron Lamontagne	None
Joel Schwartz	None
Anthony Shontz	None

PARTNERS GROUP PRIVATE EQUITY (MASTER FUND), LLC	19

Brokerage

It is the policy of the Fund to obtain the best results in connection with effecting its portfolio transactions taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm’s risk in positioning a block of securities. In most instances, the Fund will purchase interests in a Portfolio Fund directly from the Portfolio Fund, and such purchases by the Fund may be, but are generally not, subject to transaction expenses. Nevertheless, the Fund anticipates that some of its portfolio transactions (including investments in Portfolio Funds by the Fund) may be subject to expenses. The Fund contemplates that, consistent with the policy of obtaining the best net result, any brokerage transactions of the Fund may be conducted through affiliates of the Adviser as permitted under the Investment Company Act. Given the private equity focus of a majority of the Portfolio Funds, significant brokerage commissions are not anticipated to be paid by such funds. The Fund has not paid brokerage commissions during the past three fiscal years.

Independent registered public accounting firm; legal counsel

PricewaterhouseCoopers LLC, of 2121 North Pearl Street, Dallas, TX, 75201 has been selected as independent registered public accountants for the Fund and in such capacity will audit the Fund’s annual financial statements and financial highlights.

Drinker Biddle & Reath LLP, of One Logan Square, Suite 2000, Philadelphia, PA 19103-6996, serves as counsel to the Fund and the Independent Managers.

Custodian

State Street Bank and Trust Company (the “Custodian”) serves as the primary custodian of the assets of the Fund, and may maintain custody of such assets with U.S. and non-U.S. sub-custodians (which may be banks, trust companies, securities depositories and clearing agencies) in accordance with the requirements of Section 17(f) of the Investment Company Act. Assets of the Fund and Portfolio Funds are not held by the Adviser, or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. sub-custodians in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is 100 Summer Street, Boston, MA 02116. The Custodian also serves as the Fund’s administrator. For the fiscal years ended March 31, 2017, March 31, 2018 and March 31, 2019, the Fund paid $2,032,747, $2,697,284 and $3,274,426, respectively, in accounting and administration fees.

Calculation of net asset value

The Fund will calculate the net asset value of each class of Shares as of the close of business on the last business day of each calendar month, each date that a Share is offered or repurchased, as of the date of any distribution and at such other times as the Board shall determine (each, a “Determination Date”). In determining its net asset value, the Fund will value its investments as of the relevant Determination Date. The net asset value of the Fund will equal, unless otherwise noted, the value of the total assets of the Fund (including the net asset value of each class of Shares), less all of its liabilities, including accrued fees and expenses, each determined as of the relevant Determination Date. The net asset values of Class A Shares and of Class I Shares will be calculated separately based on the fees and expenses applicable to each class. It is expected that the net asset value of Class A Shares and Class I Shares will vary over time as a result of the differing fees and expenses applicable to each class.

PARTNERS GROUP PRIVATE EQUITY (MASTER FUND), LLC	20

Proxy voting policies and procedures

The Fund invests substantially all of its investable assets in (i) direct investments in the equity and/or debt of operating companies, frequently alongside professional lead investors, (ii) Portfolio Funds and (iii) listed private equity. The Fund’s investments do not typically convey traditional voting rights to the holder and the occurrence of corporate governance or other notices for this type of investment is expected to be substantially less than that encountered in connection with registered equity securities. To the extent that the Fund receives notices or proxies from Portfolio Funds (or receives proxy statements or similar notices in connection with any other portfolio securities), the Fund has delegated proxy voting responsibilities with respect to the Fund’s portfolio securities to the Adviser.

In accordance with the proxy voting policy, the Adviser generally handles proxy proposals as set forth below, provided that the Adviser may deviate from such general guidelines if it reasonably determines that doing so is in the best interest of shareholders/interest holders in a particular case.

The Adviser will generally vote in support of management’s nominees for the board of directors, and in favor of proposals that support board independence. Similarly, the Adviser will generally support the recommendation of the relevant board of directors. The Adviser generally supports proposals designed to maintain or enhance shareholder/interest holder rights and/or value, such as (i) management proposals for approval of stock/interest repurchase programs or stock splits (including reverse splits) and (ii) proposals supporting shareholder/interest holders rights (a) to vote on shareholder/interest holder rights plans (poison pills), (b) to remove supermajority voting provisions and/or (c) to call special meetings and to act by written consent.

The Adviser generally does not support obstacles erected by corporations to prevent mergers or takeovers, as it considers that such actions may depress the corporation’s marketplace value. Accordingly, the Adviser generally votes against management on proposals such as (i) anti-takeover and related provisions that serve to prevent the majority of shareholder/interest holders from exercising their rights or effectively deter appropriate tender offers and other offers, (ii) shareholder/interest holder rights plans (poison pills) that allow the board of directors to block appropriate offers to shareholder/interest holders or which trigger provisions preventing legitimate offers from proceeding, (iii) reincorporation in a jurisdiction which has more stringent anti-takeover and related provisions, (iv) change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholder/interest holders if triggered and (v) establishment of classified boards of directors.

In addition, the Adviser generally votes against management on proposals such as the following, which have potentially substantial financial or best interest impact:(i) capitalization changes that add “blank check” classes of stock or classes that dilute the voting interests of existing shareholder/interest holders, (ii) amendments to bylaws which would require super-majority shareholder/interest holder votes to pass or repeal certain provisions, (iii) elimination of shareholder/interest holders’ right to call special meetings, (iv) excessive compensation, (v) “other business as properly comes before the meeting” proposals which extend “blank check” powers to those acting as proxy and (vi) proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

The Adviser evaluates mergers and acquisitions on a case-by-case basis, and will use its discretion to vote in a manner that it believes will maximize shareholder/interest holder value.

The Adviser is generally in favor of properly constructed equity-based compensation arrangements. The Adviser will support proposals that provide management with the ability to implement compensation arrangements that are both fair and competitive. However, the Adviser may oppose management proposals that could potentially significantly dilute shareholder/interest holders’ ownership interests in the corporation, or which it considers unreasonable.

PARTNERS GROUP PRIVATE EQUITY (MASTER FUND), LLC	21

With respect to the wide variety of corporate and social policy issues for which voting may be required, the Adviser generally supports proposals that are designed to enhance the economic value of the issuer, provided such policies are not inconsistent with the principles of socially responsible investing adopted by the Adviser.

Matters arising in respect of Portfolio Fund investments or direct investments (such as proposed changes in partnership agreements, loan agreements, etc.), will be considered on a case-by-case basis. The Adviser will vote on such matters in a manner that is consistent with general policy and principles outlined above. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of the Adviser’s clients, shall be formalized in writing.

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. The Fund’s Form N-PX filings are available: (i) without charge, upon request, by calling the Fund at 1-877-591-4656 or (ii) by visiting the SEC’s website at www.sec.gov.

Control persons and principal shareholders

As of October 1, 2019, there were no record owners (or to the knowledge of the Fund, beneficial owners) of 5% or more of the Shares of any class of Shares of the Fund.

Financial statements

Appendix A to this SAI provides financial information regarding the Fund. The Fund's financial statements for the fiscal year ended March 31, 2019 have been audited by PricewaterhouseCoopers LLP, of 2121 North Pearl Street, Dallas, TX, 75201.

PARTNERS GROUP PRIVATE EQUITY (MASTER FUND), LLC	22

Appendix A – Annual report to shareholders dated March 31, 2019

PARTNERS GROUP PRIVATE EQUITY (MASTER FUND), LLC
(a Delaware Limited Liability Company)

Annual Report

For the Year Ended March 31, 2019

See the inside front cover for important information about access to your Fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, and each time a report is posted you will be notified by mail and provided with a website address to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the Fund, by calling 1-888-977-9790.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-888-977-9790 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Partners Group funds held in your account if you invest through a financial intermediary or all Partners Group funds held with the fund complex if you invest directly with the Fund.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

For the Year Ended March 31, 2019

Report of Independent Registered Public Accounting Firm	1
Consolidated Schedule of Investments	2-14
Consolidated Statement of Assets and Liabilities	15
Consolidated Statement of Operations	16
Consolidated Statements of Changes in Net Assets	17
Consolidated Statement of Cash Flows	18
Consolidated Financial Highlights	19-20
Notes to Consolidated Financial Statements	21-35
Fund Expenses	36
Fund Management	37-38
Other Information	39-43

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Report of Independent Registered Public Accounting Firm
For the Year Ended March 31, 2019

To the Board of Managers and Members of
Partners Group Private Equity (Master Fund), LLC

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Partners Group Private Equity (Master Fund), LLC and its subsidiaries (the “Fund”) as of March 31, 2019, the related consolidated statements of operations and of cash flows for the year ended March 31, 2019, the consolidated statement of changes in net assets for each of the two years in the period ended March 31, 2019, including the related notes, and the consolidated financial highlights for each of the periods indicated (collectively referred to as the “financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period ended March 31, 2019 and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian, portfolio company investees or agent banks and the application of alternative auditing procedures where replies had not been received. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Dallas, Texas
May 30, 2019

We have served as the auditor of one or more investment companies in the Partners Group investment company group since 2010.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2019

INVESTMENT PORTFOLIO AS A PERCENTAGE OF TOTAL NET ASSETS

Common Stocks (3.12%) Asia - Pacific (0.24%)	Industry	Acquisition Date	Shares	Fair Value
APA Group	Utilities	02/11/16	648,000	$4,593,533
Cheung Kong Infrastructure Holdings Ltd.	Utilities	02/11/16	300,000	2,457,335
West Japan Railway Co	Transportation	12/25/18	42,000	3,160,371
Total Asia - Pacific (0.24%)				10,211,239

North America (1.52%)
American Water Works Co., Inc.	Utilities	02/10/16	52,000	5,421,520
Antero Resources Corp.	Utilities	03/01/19	11,580	102,251
Ares Capital Corp.	Diversified Financial Services	02/10/16	296,386	5,080,056
Atmos Energy Corp.	Utilities	02/10/16	63,856	6,573,975
Brookfield Infrastructure Partners, L.P.	Utilities	02/10/16	98,150	4,106,596
Crown Castle International Corp.	Communication	02/10/16	46,000	5,887,080
Enbridge, Inc.	Utilities	02/10/16	144,500	5,234,790
Fortis Inc.	Utilities	12/18/17	147,000	5,431,007
HarbourVest Global Private Equity	Diversified Financial Services	12/21/18	210,000	3,896,946
KKR & Co., Inc.	Diversified Financial Services	02/10/16	244,000	5,731,560
New Mountain Finance Corp.	Diversified Financial Services	02/10/16	223,265	3,031,939
Onex Corporation	Diversified Financial Services	02/10/16	33,000	1,853,390
Republic Services Inc.	Commercial & Professional Services	08/28/17	55,000	4,421,450
Solar Capital Ltd	Diversified Financial Services	08/28/17	184,051	3,835,623
Union Pacific Corp.	Transportation	06/24/16	22,625	3,781,995
Veritex Holdings, Inc.	Diversified Financial Services	03/25/19	51	1,234
Total North America (1.52%)				64,391,412

Western Europe (1.36%)
Aena SA	Transportation	12/21/18	25,000	4,503,617
BBGI SICAV S.A.	Diversified Financial Services	03/21/19	2,500,000	4,951,977
Brilliant Circle Holdings International Ltd.	Industrial Services	04/14/11	12,448,515	1,300,360
Eutelsat Communications SA	Communication	09/22/16	191,116	3,334,492
Gimv N.V.	Diversified Financial Services	02/10/16	74,500	4,178,048
HgCapital Trust PLC	Diversified Financial Services	02/10/16	187,056	5,045,882
HICL Infrastructure Co. Ltd.	Social Infrastructure	03/24/16	1,669,922	3,392,637
Intermediate Capital Group PLC	Diversified Financial Services	12/12/16	163,000	2,260,082
Investor AB	Diversified Financial Services	08/28/17	106,000	4,777,810
National Grid PLC	Utilities	02/10/16	317,250	3,517,420
Sofina SA	Diversified Financial Services	01/10/18	11,500	2,238,869
Terna Rete Elettrica Nazionale SpA	Utilities	01/05/18	724,000	4,581,326
Veolia Environnement SA	Utilities	08/28/17	170,052	3,805,141
Vinci SA	Transportation	02/10/16	75,074	7,306,176
Wendel SA	Diversified Financial Services	12/21/18	18,000	2,265,478
Total Western Europe (1.36%)				57,459,315

Total Common Stocks (Cost $120,005,304)(3.12%)				$132,061,966

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2019 (continued)

Private Equity Investments (84.66%) Direct Investments * (66.02%) Direct Equity (44.62%)	Investment Type	Acquisition Date	Shares	Fair Value**
Asia - Pacific (5.14%)
AAVAS Financiers Limited +, a, b	Common equity	06/23/16	5,713,047	$74,048,352
Argan Mauritius Limited +, a	Common equity	05/09/16	106,215	18,812,450
Continuity CNC Capital Ltd. +, a	Common equity	03/03/18	102,111	1,612,858
Continuity CNC Capital Ltd. +, a	Preferred equity	03/03/18	27,897,889	27,901,822
Craveable Brands Limited +, a	Common equity	09/30/11	160,209	982,864
Huntress Co-Investment L.P., 1 +, a, b, c	Limited partnership interest	04/08/16	—	44,977,826
Kowloon Co-Investment, L.P. +, a, c	Limited partnership interest	11/04/15	—	3,940,582
Murra Warra Asset Hold Trust +, a, b	Common equity	09/10/18	11,608,867	13,278,089
Murra Warra Project Hold Trust +, a, b	Common equity	09/10/18	429,366	3,319,522
Qualitas Medical Limited +, a	Common equity	01/31/18	10,308,160	7,770,896
The Baring Asia Private Equity Fund VI Co-Investment L.P. +, a, c	Limited partnership interest	12/30/16	—	1,237,240
TPG Upswing Co-invest, L.P. +, a, c	Limited partnership interest	01/10/19	—	20,000,000
Total Asia - Pacific (5.14%)				217,882,501

North America (22.42%)
Acrisure Holdings, Inc. +, a	Preferred equity	12/10/18	62,648,000	67,713,020
Acrisure Investment Holdings, LLC +, a, c	Member interest	11/21/16	—	6,344,123
Affordable Care Holding Corp. +, a	Common equity	10/22/15	101,176	12,231,549
Alliant Holdings, Inc. +, a	Preferred equity	01/18/19	23,400	22,932,000
AP VIII Prime Security Serviced Holdings, L.P. +, a, c	Limited partnership interest	05/02/16	—	10,590,726
Apollo Co-Investors (MHE), L.P. +, a, c	Limited partnership interest	05/21/13	—	3,146,676
AqGen Island Intermediate Holdings II, Inc. +, a	Common equity	12/03/15	1,220	2,842,703
AqGen Island Intermediate Holdings II, Inc. +, a	Preferred equity	03/27/19	3,359	17,341,871
BCPE Hercules Holdings, LP +, a, c	Limited partnership interest	07/30/18	—	35,923,724
CapitalSpring Finance Company, LLC +, a	Common equity	10/03/14	3,020,546	5,713,780
CB Poly Holdings, LLC +, a	Preferred equity	08/16/16	171,270	25,905,825
CD&R Univar Co-Investor, L.P. +, a, c	Limited partnership interest	11/15/10	—	764,653
Desserts LLC +, a	Preferred equity	02/08/16	7,989	9,999,821
ECP Holding Company, LLC +, a, b	Preferred equity	03/15/16	9,753,907	19,598,934
Elgin Co-Investment, L.P.2 +, a, c	Limited partnership interest	11/28/16	—	33,713,567
KKR Enterprise Co-Invest L.P. +, a	Common equity	10/09/18	9,136	9,135,720
EQT VIII Co-Investment (C) SCSp +, a, c	Limited partnership interest	01/28/19	—	56,944,352
EXW Coinvest L.P. +, a, c	Limited partnership interest	06/22/16	—	51,043,987
Gemini Global Holdings Investor, LLC +, a, c, d	Member interest	06/17/11	—	3,232,310
GlobalLogic Worldwide Holdings, Inc. +, a, b	Common equity	08/01/18	701,927	109,970,284
Goldcup Merger Sub, Inc. +, a	Common equity	05/02/16	5,648,649	10,737,149
Healthgrades, Inc. +, a	Common equity	01/04/19	1,673	192,395
IG Igloo Holdings, Inc. +, a	Common equity	05/11/16	9,058	36,238,800
KSBR Holding Corp. +, a	Common equity	06/28/13	819,160	1,308,141
MHS Acquisition Holdings, LLC +, a, b	Common equity	03/10/17	72	134,566
MHS Acquisition Holdings, LLC +, a, b	Preferred equity	03/10/17	7,100	201,549
MHS Blocker Purchaser L.P. +, a, b, c	Limited partnership interest	03/10/17	—	43,278,645
NDES Holdings, LLC +, a	Preferred equity	09/19/11	500,000	5,759,740
NTS Holding Corporation, Inc. +, a	Common equity	11/21/13	2,740	1,774,226
NTS Holding Corporation, Inc. +, a	Preferred equity	11/28/16	70	473,334
OHCP IV SF COI, L.P. +, a, b, c	Limited partnership interest	01/31/18	—	24,990,208
Onecall Holdings, L.P. +, a, b, c	Limited partnership interest	11/29/17	—	97,327,946
Polaris Investment Holdings, L.P +, a, c	Limited partnership interest	06/07/16	—	25,395,863
QOL Meds Holding Company, LLC +, a, e	Common equity	12/05/13	15,750,000	1,833,973
Safari Co-Investment L.P. +, a, c	Limited partnership interest	03/14/18	—	7,642,786
Shermco Intermediate Holdings, Inc. +, a	Common equity	06/05/18	1,095	1,180,506
Shingle Coinvest LP +, a, c	Limited partnership interest	05/29/18	—	52,632,052
Silver Lake Sumeru Marlin Co-Invest Fund, L.P. +, a, c	Limited partnership interest	05/14/12	—	63,962

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2019 (continued)

Private Equity Investments (84.66%) (continued) Direct Investments * (66.02%) (continued) Direct Equity (44.59%) (continued)	Investment Type	Acquisition Date	Shares	Fair Value**
North America (22.42%) (continued)
SnackTime PG Holdings, Inc. +, a, b	Common equity	05/23/18	12	$70,510,679
SLP West Holdings Co-Invest Feeder II, L.P. +, a, c	Limited partnership interest	08/18/17	—	33,069,650
SPH GRD Holdings, LLC +, a	Common equity	06/18/13	333,879	5,959,738
THL Equity Fund VI Investors (BKFS), L.P. +, a, c	Limited partnership interest	12/30/13	—	1,821,315
TKC Topco LLC +, a	Common equity	10/14/16	4,632,829	6,012,921
Velocity Holdings Corp. +, a	Common equity	08/06/12	3,749,777	16,896,817
Total North America (22.42%)				950,526,586

Rest of World (0.00%)
Helios Towers Africa +, a, c, f	Limited partnership interest	12/05/14	—	—
Total Rest of World (0.00%)				—

South America (0.49%)
Carlyle Retail Turkey Partners, L.P. +, a, c	Limited partnership interest	07/11/13	—	6,212,849
Centauro Co-Investment Fund, L.P. +, a, c	Limited partnership interest	11/28/13	—	6,501,325
DLJSAP BookCO, LLC +, a, c	Member interest	04/23/10	—	453,253
GTS II Cayman Corporation +, a	Common equity	07/24/13	2,823,797	7,453,276
Total South America (0.49%)				20,620,703

Western Europe (16.57%)
Advanz Pharma Corp. +, a, c	Limited partnership interest	01/23/13	—	681
Astorg Co-Invest SGG, FCPI +, a, b, c	Limited partnership interest	02/10/16	—	31,140,200
Camelia Investment 1 Limited +, a, b	Preferred equity	10/12/17	6,768,617,529	101,571,490
Camelia Investment 1 Limited +, a, b	Common equity	10/12/17	86,824	3,109,903
Capri Acquisitions Topco Limited +, a, b	Preferred equity	11/01/17	64,960,457	96,838,351
Capri Acquisitions Topco Limited +, a, b	Common equity	11/01/17	47,027	12,734,665
Ceramtec Co-Investment (1) L.P. +, a, c	Limited partnership interest	02/20/18	—	23,584,837
Ciddan S.a.r.l. +, a	Preferred equity	09/15/17	23,249,522	27,648,539
Ciddan S.a.r.l. +, a	Common equity	09/15/17	12,263,242	28,516,789
EQT Jaguar Co-Investment SCSp +, a, b, c	Limited partnership interest	11/30/18	—	53,297,015
Eurodrip Co-Investment Fund I, L.P. +, a, c	Limited partnership interest	03/18/13	—	5,880,534
Fides S.p.A +, a	Common equity	12/15/16	1,096,526	2,100,718
Frontmatec Holding III ApS +, a	Common equity	09/23/16	248,257,489	29,012,183
Global Blue Global, L.P. +, a, c	Preferred equity	07/31/12	411,080	15,524,274
Hogan S.a r.l. +, a	Preferred equity	12/22/11	1,810,271	3
Hogan S.a r.l. +, a	Common equity	12/22/11	272,221	1
Kaffee Partner Holding GmbH +, a	Common equity	11/01/17	1,237	1
Kaffee Partner Holding GmbH +, a	Preferred equity	11/01/17	826,713	1,256,363
KKR Matterhorn Co-Invest L.P. +, a, c	Limited partnership interest	11/02/12	—	3,432,973
Luxembourg Investment Company 261 S.à r.l. +, a	Common equity	07/31/18	2,908,797	23,684,072
Luxembourg Investment Company 261 S.à r.l. +, a	Preferred equity	07/31/18	41,828,385	48,880,332
Peer Holding I BV +, a	Common equity	11/17/11	3,965,441	68,080,888
Polyusus Lux XVI S.a.r.l. +, a, b, d	Common equity	05/23/18	44,442,345	4,213,440
Polyusus Lux XVI S.a.r.l. +, a, b, d	Preferred equity	05/23/18	244,659,996	24,738,336
Quadriga Capital IV Investment Holding II L.P. +, a, b, c	Limited partnership interest	09/09/16	—	28,673,569
R&R Co-Invest FCPR +, a, c	Limited partnership interest	07/05/13	—	51,640,005
S.TOUS, S.L +, a	Common equity	10/06/15	622	17,221,832
Total Western Europe (16.57%)				702,781,994

Total Direct Equity (44.62%)				$1,891,811,784

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2019 (continued)

Private Equity Investments (continued) Direct Investments * (continued) Direct Debt (21.40%)	Interest	Acquisition Date	Maturity Date	Investment Type	Principal	Fair Value**
Asia - Pacific (0.92%)
Casmar (Australia) PTY Ltd. +, a	Cash 5.50% + L (1.00% Floor)^^	04/11/17	12/20/23	Senior	$6,974,658	$5,994,146
Casmar (Australia) PTY Ltd. +, a	Cash 9.25% + BBSY (1.00% Floor)^^	12/20/16	12/20/24	Second Lien	12,811,375	11,368,833
Healing Quest +, a	PIK 14.50%	01/31/18	01/31/23	Mezzanine	6,407,895	6,347,737
Speedcast International Limited +, a	Cash 2.75% + L^^	01/08/19	05/15/25	Senior	1,989,975	1,929,649
Stiphout Finance, LLC +, a	Cash 3.00% + L (1.00% Floor)^	10/30/15	10/26/22	Senior	6,869,165	6,801,366
Stiphout Finance, LLC +, a	Cash 7.25% + L (1.00% Floor)^	10/30/15	10/26/23	Second Lien	6,680,793	6,701,766
Total Asia - Pacific (0.92%)						39,143,497

North America (14.91%)
8th Avenue Food & Provisions, Inc. +, a	Cash 3.75% + L^	11/13/18	10/01/25	Senior	1,496,250	1,498,868
Achilles Acquisition LLC +, a	Cash 4.00% + L^	12/14/18	10/13/25	Senior	1,100,000	1,094,500
Affordable Care Holding Corp. +, a	Cash 8.50% + L (1.00% Floor)^^	10/22/15	04/22/23	Second Lien	16,271,348	16,861,500
AI Alpine AT BidCo GmBH +, a	Cash 3.50% + E###	11/30/18	10/31/25	Senior	1,415,436	1,391,258
AI Aqua Merger Sub, Inc. +, a	Cash 3.25% + L (1.00% Floor)^	08/14/18	12/13/23	Senior	1,790,863	1,716,990
Altra Industrial Motion Corp. +, a	Cash 2.00% + L^^	11/21/18	10/01/25	Senior	1,266,045	1,242,313
AqGen Ascensus, Inc. +, a	Cash 8.00% + L (1.00% Floor)^^	03/27/19	12/03/23	Second Lien	68,681,600	68,681,600
AthenaHealth, Inc. +, a	Cash 4.50% + L^^	03/13/19	02/11/26	Senior	2,500,000	2,467,975
Avantor, Inc. +, a	Cash 3.75% + L (1.00% Floor)^	12/22/17	11/21/24	Senior	13,121,102	13,371,571
Banff Merger Sub Inc. +, a	Cash 4.25% + L^^	10/18/18	10/02/25	Senior	1,396,500	1,370,029
Bioclinica Holding I, L.P. +, a	Cash 8.25% + L (1.00% Floor)^^	11/04/16	10/20/24	Second Lien	20,335,000	18,830,625
Bracket Intermediate Holding Corp +, a	Cash 4.25% + L^^	10/04/18	09/05/25	Senior	1,492,500	1,487,836
Bright Horizons Family Solutions, Inc. +, a	Cash 1.75% + L (0.75% Floor)^	02/21/18	11/07/23	Senior	5,924,510	5,887,417
Brookfield WEC Holdings, Inc. +, a	Cash 3.75% + L (0.75% Floor)^	09/12/18	08/01/25	Senior	498,750	498,261
Bullhorn, Inc. +, a	Cash 6.75% + L (1.00% Floor)^^	11/21/17	11/21/22	Senior	13,946,749	13,866,784
CapitalSpring Finance Company, LLC +, a	PIK 5.00%	03/01/17	02/10/23	Mezzanine	2,815,533	2,180,401
CapitalSpring Finance Company, LLC +, a	Cash 8.00%	03/01/17	02/10/23	Mezzanine	8,703,084	8,631,071
CDRH Parent, Inc. +, a	Cash 8.00% + L (1.00% Floor)^^^	08/06/14	07/01/22	Second Lien	9,900,000	7,335,000
Centralsquare Technologies, LLC +, a	Cash 3.75% + L^^	10/16/18	08/29/25	Senior	997,500	985,031
Composite Resins Holding B.V. +, a	Cash 4.25% + L (1.00% Floor)^^	08/28/18	08/01/25	Senior	496,250	472,976
ConvergeOne Holdings, Inc. +, a	Cash 5.00% + L^	03/27/19	04/01/26	Senior	3,000,000	2,879,070
Crown Subsea Communications Holding, Inc. +, a	Cash 6.00% + L^^	11/14/18	11/02/25	Senior	2,073,750	2,040,923
CSC Holdings, LLC +, a	Cash 2.25% + L^	12/07/18	01/15/26	Senior	1,000,000	972,750
CVS Holdings I, L.P. +, a	Cash 2.75% + L (1.00% Floor)^^	03/05/18	02/06/25	Senior	1,876,250	1,817,516
Deerfield Dakota Holding, LLC +, a	Cash 3.25% + L (1.00% Floor)^^	06/14/18	02/13/25	Senior	2,957,500	2,917,416
Delta 2 (Lux) S.A.R.L +, a	Cash 2.50% + L (1.00% Floor)^	03/01/18	02/01/24	Senior	1,997,500	1,932,000
DigiCert, Inc +, a	Cash 4.00%	02/15/19	10/31/24	Senior	1,393,000	1,371,527
Diligent Corporation +, a	Cash 5.50% + L (1.00% Floor)^^	12/23/16	05/31/24	Senior	22,428,930	22,526,375
Diligent Corporation +, a	Cash 5.50% + L (1.00% Floor)^^	01/19/18	01/16/23	Senior	7,643,297	7,567,557
Envision Healthcare Corporation +, a	Cash 3.75% + L^	10/25/18	10/10/25	Senior	2,992,500	2,806,726
Envision Healthcare Corporation +, [a]	Cash 7.75% + L^	10/11/18	10/11/26	Mezzanine	62,757,505	61,502,355
Explorer Holdings, Inc. +, a	Cash 8.25% + L (1.00% Floor)^^	05/02/16	05/02/24	Second Lien	50,917,240	52,289,874
Femur Buyer, Inc. +, a	Cash 4.50%	03/26/19	03/05/26	Senior	3,000,000	3,009,375

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2019 (continued)

Private Equity Investments (continued) Direct Investments * (continued) Direct Debt (continued)	Interest	Acquisition Date	Maturity Date	Investment Type	Principal	Fair Value**
North America (continued)
Financial & Risk US Holdings, Inc. +, a	Cash 3.75% + L^	11/19/18	10/01/25	Senior	$2,992,500	$2,904,371
First Data Corporation +, a	Cash 2.00% + L^	03/05/18	07/08/22	Senior	3,229,637	3,211,716
Flex Acquisition Company, Inc. +, a	Cash 3.25% + L^	07/30/18	06/29/25	Senior	995,000	967,284
Gentiva Health Services, Inc. +, a	Cash 3.75% + L^^	09/18/18	07/02/25	Senior	1,458,733	1,462,380
GFL Environmental Inc. +, a	Cash 3.00% + L (1.00% Floor)^^	12/05/18	05/30/25	Senior	2,387,970	2,314,086
GHX Ultimate Parent Corporation +, a	Cash 3.25% + L (1.00% Floor)^^	09/17/18	06/22/24	Senior	992,424	973,816
Gopher Sub, Inc. +, a	Cash 3.00% + L (0.75% Floor)^	03/02/18	02/03/25	Senior	7,112,975	6,921,503
GTT Communications, Inc. +, a	Cash 2.75% + L^	07/02/18	05/31/25	Senior	4,367,000	4,127,361
Heartland Dental, LLC +, a	Cash 3.75% + L^	05/15/18	04/30/25	Senior	9,466,131	9,273,715
Huntsman Holdings, LLC +, a	Cash 5.00% + L (0.75% Floor)^	12/17/18	09/25/24	Senior	1,293,434	1,266,919
Idera, Inc. +, a	Cash 4.50% + L (1.00% Floor)^	12/17/18	06/27/24	Senior	1,293,418	1,294,498
Infoblox Inc. +, a	Cash 4.50% + L^	11/21/16	11/07/23	Senior	5,196,405	5,303,488
Infoblox Inc. +, a	Cash 8.75% + L (1.00% Floor)^	11/18/16	11/07/24	Second Lien	21,638,400	22,024,800
Iron Mountain Information Management, LLC +, a	Cash 1.75% + L^	04/04/18	01/02/26	Senior	3,703,125	3,613,896
Kingpin Intermediate Holdings LLC +, a	Cash 3.50% + L (1.00% Floor)^	10/05/18	07/03/24	Senior	1,366,870	1,362,585
LTI Holdings, Inc. +, a	Cash 3.50% + L^	10/22/18	09/06/25	Senior	995,000	959,757
McAfee, LLC +, a	Cash 4.50% + L (1.00% Floor)^	02/02/18	09/27/24	Senior	3,404,477	3,409,315
Mitchell International, Inc. +, a	Cash 3.25% + L^	11/21/17	12/01/24	Senior	5,289,075	5,128,947
MLN US HoldCo LLC +, a	Cash 4.50% + L^	12/07/18	11/30/25	Senior	1,097,250	1,080,517
Netsmart, Inc. +, a	Cash 3.75% + L (1.00% Floor)^	07/16/18	04/19/23	Senior	991,483	986,526
Netsmart, Inc. +, a	Cash 7.50% + L (1.00% Floor)^	05/05/16	10/19/23	Second Lien	21,816,000	22,725,000
NTS Technical Systems +, a	Cash 6.25% + L (1.00% Floor)^	06/19/15	06/12/21	Senior	7,090,836	7,285,886
OEConnection LLC +, a	Cash 4.00% + L (1.00% Floor)^	12/21/17	11/22/24	Senior	2,947,500	2,940,281
Pearl Intermediate Parent, LLC +, a	Cash 2.75% + L^	03/16/18	02/14/25	Senior	3,553,911	3,388,209
Pet Holdings ULC +, a	Cash 5.50% + L (1.00% Floor)^^	07/08/16	07/05/22	Senior	9,600,060	9,699,720
Plano Molding Company, LLC +, a	Cash 8.00% + L (1.00% Floor)^	05/12/15	05/12/21	Senior	4,594,590	3,828,372
Pretium Packaging LLC +, a	Cash 8.50% + L (1.00% Floor)^^	12/01/16	05/14/23	Second Lien	10,369,671	10,473,348
Pretium Packaging LLC +, a	Cash 5.00% + L (1.00% Floor)^^	11/23/16	11/14/23	Senior	11,641,817	11,764,625
Prime Security Services Borrower, LLC +, a	Cash 9.25%	05/02/16	05/15/23	Second Lien	8,476,000	8,888,693
Procera Networks, Inc. +, a	Cash 4.50% + L^^	11/20/18	10/31/25	Senior	1,197,000	1,179,045
Prometric Holdings, Inc. +, a	Cash 7.50% + L (1.00% Floor)^	01/29/18	01/29/26	Second Lien	26,049,350	25,732,906
Quintiles IMS Inc. +, a	Cash 2.00% + E (0.50% Floor)##	06/22/18	06/11/25	Senior	3,110,853	3,009,387
Radiology Partners, Inc. +, a	Cash 4.25% + L^^	09/11/18	12/04/23	Senior	1,990,000	1,995,801
Radiology Partners, Inc. +, a	Cash 7.25% + L^^	12/28/18	07/09/26	Second Lien	438,522	430,804
Restaurant Technologies, Inc. +, a	Cash 3.25% + L^^	10/26/18	10/01/25	Senior	498,750	497,817
Rocket Software, Inc. +, a	Cash 4.25% + L^	12/05/18	11/28/25	Senior	1,700,000	1,697,884
Sabre Industries, Inc. +, a	Cash 11.00%	08/24/12	08/27/22	Mezzanine	6,208,607	6,384,000
Safe Fleet Holdings LLC +, a, b	Cash 3.00% + L (1.00% Floor)^	03/05/18	02/03/25	Senior	2,958,000	2,889,846
Shearer's Foods, LLC +, a	Cash 4.25% + L (1.00% Floor)^^	05/17/18	06/30/21	Senior	5,874,586	5,832,609
Shermco Intermediate Holdings, Inc. +, a, f	Cash 4.50% + L (1.00% Floor)^	06/05/18	06/05/20	Senior	12,176,400	—
Shermco Intermediate Holdings, Inc. +, a	Cash 4.50% + L (1.00% Floor)^	06/05/18	06/05/24	Senior	12,721,163	13,081,984
Sound Inpatient Physicians, Inc +, a	Cash 3.00% + L^	08/23/18	06/27/25	Senior	1,386,000	1,371,447

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2019 (continued)

Private Equity Investments (continued) Direct Investments * (continued) Direct Debt (continued)	Interest	Acquisition Date	Maturity Date	Investment Type	Principal	Fair Value**
North America (continued)
Sprint Communications, Inc. +, a	Cash 3.00% + L (0.75% Floor)^	12/05/18	02/02/24	Senior	$1,496,250	$1,473,806
SS&C Technologies, Inc. +, a	Cash 2.25% + L^	12/07/18	04/16/25	Senior	1,293,394	1,282,452
SSH Group Holdings, Inc. +, a	Cash 4.25% + L^	09/11/18	07/30/25	Senior	1,990,000	1,974,239
Tierpoint LLC +, a	Cash 7.25% + L (1.00% Floor)^	04/18/16	05/05/25	Second Lien	12,870,000	12,841,875
TLP Acquisition Holdings, LLC +, a	Cash 7.50% + L (1.00% Floor)^	02/26/19	02/26/26	Mezzanine	46,725,000	45,907,313
Utz Quality Foods, LLC +, a	Cash 3.50% + L^	01/16/18	11/14/24	Senior	4,716,000	4,740,000
VeriFone Systems, Inc. +, a	Cash 4.00% + L^^	09/25/18	08/20/25	Senior	698,250	688,359
West Corporation +, a	Cash 3.50% + L (1.00% Floor)^^	04/20/18	10/10/24	Senior	3,566,000	3,324,016
WP CityMD Bidco LLC +, a	Cash 3.50% + L (1.00% Floor)^^	05/31/18	06/07/24	Senior	2,969,849	2,880,754
Total North America (14.91%)						632,303,428

Rest of World (0.85%)
AI Sirona (Luxembourg) Acquisition S.a.r.l. +, a	Cash 4.75% + L^^^	10/05/18	07/10/25	Senior	20,368,074	19,922,765
AI Sirona (Luxembourg) Acquisition S.a.r.l. +, a	Cash 4.00% + E###	10/05/18	09/29/25	Senior	4,606,221	4,502,460
AI Sirona (Luxembourg) Acquisition S.a.r.l. +, a	Cash 7.25% + E###	10/11/18	07/10/26	Second Lien	12,553,388	11,700,994
Total Rest of World (0.85%)						36,126,219

Western Europe (4.72%)
AI Ladder (Luxembourg) Subco S.à r.l. +, a	Cash 4.50% + L^^	08/07/18	07/09/25	Senior	2,347,929	2,311,254
Air Newco LLC +, a	Cash 4.75% + L^	07/31/18	05/31/24	Senior	4,975,000	4,824,258
Antelope Bidco S.A. +, a	Cash 4.00% + E##	11/15/18	07/24/25	Senior	1,243,931	1,241,814
Alpha Bidco SAS +, a	Cash 3.25% + E##	02/12/16	06/29/25	Senior	5,070,519	5,587,432
Altran Technologies S.A. +, a	Cash 2.75% + E##	04/10/18	03/20/25	Senior	2,256,726	2,055,909
Autoform Lux S.a.r.l +, a	Cash 3.75% + L^^^	07/22/16	07/21/23	Senior	2,524,836	2,505,899
Autoform Lux S.a.r.l +, a	Cash 3.75% + E###	07/22/16	07/21/23	Senior	5,051,317	5,412,256
CD&R Firefly Bidco Limited +, a	Cash 4.50% + L^	08/31/18	06/23/25	Senior	5,199,152	5,142,238
CD&R Firefly Bidco Limited +, a	Cash 3.50% + E#	08/31/18	06/23/25	Senior	2,327,310	2,229,584
CD&R Firefly Bidco Limited +, a	Cash 7.75% + L^^	06/21/18	06/18/26	Second Lien	26,191,610	25,653,854
Compass IV Limited +, a	Cash 4.50% + E###	07/06/18	05/09/25	Senior	3,181,436	3,027,944
Crown Finance US, Inc. +, a	Cash 2.50% + L^	03/20/18	02/28/18	Senior	4,900,414	4,808,291
CTC AcquiCo GmbH +, a	Cash 3.00% + E##	03/29/18	03/07/25	Senior	3,760,578	3,225,780
EG Finco Limited +, a	Cash 4.00% + L^^	05/22/18	02/07/25	Senior	3,940,012	3,876,851
EG Finco Limited +, a	Cash 4.00% + E##	06/20/18	02/07/25	Senior	4,199,306	3,933,400
EG Finco Limited +, a	Cash 8.00% + L (1.00% Floor)^^	05/23/18	04/05/25	Second Lien	2,970,000	3,000,000
Everest Bidco SAS +, a	Cash 4.00% + E#	08/03/18	07/04/25	Senior	1,213,595	1,119,945
Evergood 4 ApS +, a	Cash 3.25% + E##	02/23/18	02/06/25	Senior	6,249,672	5,340,721
ION Trading Finance Limited +, a	Cash 4.00% + L (1.00% Floor)^^	10/03/18	11/21/24	Senior	4,939,780	4,814,507
IWH UK Midco Limited +, a	Cash 4.00% + E##	02/28/18	11/28/24	Senior	5,886,679	5,385,422
Kiwi VFS Sub II S.a.r.l. +, a	Cash 3.25% + E##	08/21/18	07/29/24	Senior	1,151,803	1,121,815
Lary 4 AB +, a	Cash 3.50% + E#	08/09/16	07/20/23	Senior	10,137,883	10,289,150
Mehiläinen Yhtiöt Oy +, a	Cash 4.25% + E##	09/10/18	08/11/25	Senior	1,508,647	1,470,977
Nomad Foods Lux S.a.r.l. +, a	Cash 2.25% + L^	07/02/18	05/15/24	Senior	1,600,000	1,574,000
Nouryon Finance B.V. +, a	Cash 3.25% + L^	11/14/18	10/01/25	Senior	2,400,000	2,370,504
OT Luxco 3 & Cy S.C.A. +, a	Cash 8.75% + E (1.00% Floor)###; PIK 9.00%	05/31/17	05/31/27	Mezzanine	19,720,998	21,410,991
P&ISW Bidco GmbH +, a	Cash 3.25% + E##	05/29/18	04/30/25	Senior	1,156,448	1,109,767
Paysafe Holdings (US) Corp. +, a	Cash 3.50% + L (1.00% Floor)^	02/15/18	01/03/25	Senior	5,377,601	5,339,492

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2019 (continued)

Private Equity Investments (continued) Direct Investments * (continued) Direct Debt (continued)	Interest	Acquisition Date	Maturity Date	Investment Type	Principal	Fair Value**
Western Europe (continued)
Photonis Netherlands B.V. +, a	Cash 7.50% + L (1.00% Floor)^^	09/27/13	09/18/19	Second Lien	$8,282,969	$8,555,969
R&R Ice Cream plc +, a	Cash 2.63% + E#	03/06/18	01/31/25	Senior	5,330,480	4,797,636
Rouge Beachhouse B.V. +, a	Cash 4.25% + E##	10/15/18	07/25/25	Senior	579,174	565,233
Sapphire Bidco B.V. +, a	Cash 3.25% + E##	05/25/18	05/05/25	Senior	5,827,475	5,452,337
Sigma Bidco B.V. +, a	Cash 3.50% + E#	08/03/18	07/02/25	Senior	6,115,352	5,772,630
Silk Bidco AS +, a	Cash 3.75% + E###	02/28/18	02/07/25	Senior	1,678,428	1,325,827
Springer Science & Business Media Finance +, a	Cash 3.50% + L (1.00% Floor)^^	06/25/15	08/15/22	Senior	6,966,502	6,972,409
Springer Science & Business Media Finance +, a	Cash 3.50% + L (1.00% Floor)^	09/25/13	08/15/22	Senior	5,635,416	6,314,288
Tahoe Subco 1 Ltd. +, a	Cash 3.50% + L (1.00% Floor)^^	03/20/18	06/13/24	Senior	2,814,162	2,713,659
TDC A/S +, a	Cash 3.50% + E#	10/22/18	06/04/25	Senior	1,506,866	1,471,719
Telenet International Finance S.a.r.l. +, a	Cash 2.25% + L^	06/22/18	08/15/26	Senior	5,293,375	5,197,948
Virgin Media Bristol, LLC +, a	Cash 2.50% + L^	02/07/18	01/15/26	Senior	5,486,250	5,442,360
Zacapa S.a.r.l. +, a	Cash 5.00% + L (0.75% Floor)^^	07/31/18	07/02/25	Senior	1,791,000	1,797,716
Zephyr Bidco Limited +, a	Cash 3.75% + E#	09/12/18	07/23/25	Senior	1,162,453	1,120,641
Ziggo Secured Finance Partnership +, a	Cash 2.50% + L^	02/21/18	04/15/25	Senior	2,487,500	2,438,800
Total Western Europe (4.72%)						200,123,227
Total Direct Debt (21.40%)						$907,696,371

Total Direct Investments (66.02%)						$2,799,508,155

Private Equity Investments (continued) Secondary Investments *, c (7.21%)	Acquisition Date	Fair Value
Asia - Pacific (0.04%)
Baring Asia Private Equity Fund IV, L.P. +, a	11/24/09	$62,994
Carlyle Japan International Partners II, L.P. +, a	12/28/12	349,422
CVC Capital Partners Asia Pacific III, L.P. +, a	01/11/13	590,232
Jerusalem Venture Partners IV, L.P. +, a	09/30/15	39,522
TRG Growth Partnership (Offshore) II, L.P. +, a	08/02/10	141,732
TRG Growth Partnership (Offshore), L.P. +, a	08/02/10	6,178
TRG Growth Partnership II, L.P. +, a	07/08/10	417,523
Total Asia - Pacific (0.04%)		1,607,603

North America (6.06%)
Apollo Investment Fund IX, L.P +, a	06/01/17	3,331,720
Apollo Investment Fund VII, L.P. +, a	07/01/10	299,985
Apollo Overseas Partners (Delaware) VII, L.P. +, a	10/01/09	118,490
Bain Capital Fund VIII, L.P. +, a	12/31/15	25,388
Bain Capital Fund X, L.P. +, a	06/30/11	10,288,186
Bain Capital IX Co-Investment Fund, L.P. +, a	12/31/15	45,915
Bain Capital Partners IX, L.P. +, a	12/31/15	211,132
Bain Capital VIII Co-Investment Fund, L.P. +, a	12/31/15	7,197
Bain Capital X Co-Investment Fund, L.P. +, a	06/30/11	283,587
Bertram Growth Capital II-A, L.P. +, a	09/30/15	1,073,325
Carlyle Partners IV, L.P. +, a	06/30/10	107,063
Clayton, Dubilier & Rice Fund VIII, L.P. +, a	03/29/12	2,707,037
Frazier Healthcare VI, L.P. +, a	06/30/12	813,649
FS Equity Partners V, L.P. +, a	08/07/12	1,071,825
Genstar Capital Partners V, L.P. +, a	09/30/15	364,501

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2019 (continued)

Private Equity Investments (continued) Secondary Investments *, c (continued)	Acquisition Date	Fair Value
North America (continued)
Gridiron Energy Feeder I, L.P. +, a, d	05/15/17	$33,065,269
Gryphon Partners 3.5, L.P. +, a	05/21/13	1,776,115
Gryphon Partners IV L.P. +, a	02/08/16	30,361,975
H.I.G. Bayside Debt & LBO Fund II, L.P. +, a	12/30/10	480,714
Harvest Partners V, L.P. +, a	09/30/11	68,020
Harvest Partners VII, L.P. +, a	09/30/11	5,835,249
Hellman & Friedman Capital Partners VI, L.P. +, a	12/31/12	492,581
Hellman & Friedman Capital Partners VII, L.P. +, a	06/30/14	3,719,169
Highstar Capital III Prism Fund, L.P. +, a, d	07/01/10	825,287
Investcorp Private Equity 2007 Fund, L.P. +, a	03/31/11	741,429
Investcorp Technology Partners III (Cayman), L.P. +, a	08/19/11	8,906
Irving Place Capital Investors II, L.P. +, a	03/22/10	21,286
Lee Equity Partners Fund, L.P. +, a	06/30/17	85,843
Lee Equity Partners II, L.P. +, a	08/01/17	3,134,591
Lee Equity Partners Realization Fund, L.P. +, a	06/30/17	20,260,024
Lightyear Fund II, L.P. +, a	09/30/13	455,358
Madison Dearborn Capital Partners V, L.P. +, a	01/03/12	151,727
MidOcean Partners III, L.P. +, a	06/30/11	854,145
Monomoy Capital Partners II, L.P. +, a	09/30/15	984,224
Oak Investment Partners XII, L.P. +, a	06/28/12	508,287
Palladium Equity Partners III, L.P. +, a	08/02/10	57,645
Pamlico Capital GP II, LLC +, a	03/31/14	1,927
Pamlico Capital II, L.P. +, a	03/31/14	580,965
Providence Equity Partners IV, L.P. +, a	06/30/11	1,544
Providence Equity Partners V, L.P. +, a	06/30/11	44,667
Providence Equity Partners VI-A, L.P. +, a	06/30/11	6,605,433
Providence Equity Partners VII-A, L.P. +, a	06/30/13	2,039,274
Silver Lake Partners II, L.P. +, a	06/30/14	12,156
Silver Lake Partners III, L.P. +, a	06/30/10	8,118,835
Silver Lake Partners V, L.P. +, a	09/30/13	17,329,217
Silver Lake Sumeru Fund, L.P. +, a	12/18/09	13,568
SL SPV-1, L.P. +, a	12/01/17	8,654,900
Sun Capital Partners V, L.P. +, a	09/30/13	8,199,600
TA Atlantic & Pacific VI, L.P. +, a	09/30/15	284,993
TA X, L.P. +, a	09/30/15	8,489
TA XI, L.P. +, a	09/30/15	2,578,287
TCV VI, L.P. +, a, d	09/30/13	819,450
TCV VII (A), L.P. +, a	09/30/13	9,724,563
TorQuest Partners Fund (U.S.) II, L.P. +, a	09/30/15	151,306
TPG Partners V, L.P. +, a	01/04/12	354,871
TPG Partners VI, L.P. +, a	07/01/10	7,380,091
Tudor Ventures III, L.P. +, a	12/31/12	388,553
Warburg Pincus Private Equity X, L.P. +, a	09/28/12	3,865,948
Welsh, Carson, Anderson & Stowe XII, L.P. +, a	12/31/18	55,269,902
Total North America (6.06%)		257,065,383

Western Europe (1.11%)
3i Eurofund Vb, L.P. +, a	09/30/09	3,798,936
3i Growth Capital B, L.P. +, a	10/01/14	118,187
Abingworth Bioventures III, L.P. +, a	09/30/15	2,747
Abingworth Bioventures V Co-Investment Growth Equity Fund, L.P. +, a	06/30/12	466,119
Abingworth Bioventures V, L.P. +, a	06/30/12	259,182
Advent International GPE VI, L.P. +, a	09/30/10	883,531
Apax Europe VI - A, L.P. +, a	07/01/11	120,225

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2019 (continued)

Private Equity Investments (continued) Secondary Investments *, c (continued)	Acquisition Date	Fair Value
Western Europe (continued)
Apax Europe VII - B, L.P. +, a	04/30/11	$113,932
Astorg V FCPR +, a	09/30/15	1,913,050
Astorg VI, FCPI +, a	06/30/16	7,503,111
BC European Capital IX, L.P. +, a	09/30/14	4,807,597
Carlyle Europe Partners II, L.P. +, a	12/28/12	29,515
Carlyle Europe Partners III, L.P. +, a	12/28/12	1,724,049
CCP IX L.P. No.2 +, a	09/30/14	1,362,372
CVC European Equity Partners V, L.P. +, a	07/12/10	1,338,567
ESP Golden Bear Europe Fund +, a	12/31/16	14,605,694
Galileo III FCPR +, a	09/30/15	34,616
Graphite Capital Partners VI, L.P. +, a	09/30/15	4,229
Graphite Capital Partners VII Top-Up +, a	09/30/15	60,022
Graphite Capital Partners VII, L.P. +, a	09/30/15	343,873
Indigo Capital V, L.P. +, a	09/30/15	90,104
Industri Kapital 1997 Fund +, a	09/30/15	1,427
Industri Kapital 2000, L.P. +, a	09/30/15	4,343
Italian Private Equity Fund IV, L.P. +, a	01/29/16	16,693
KKR European Fund III, L.P. +, a	03/01/11	755,083
Montagu III, L.P. +, a	12/09/09	1
PAI Europe V +, a	09/30/14	578,989
Permira Europe II, L.P. +, a	11/29/13	30,099
Permira Europe III, L.P. +, a	09/30/13	53,441
Permira IV, L.P. +, a	09/30/13	3,082,649
Riverside Europe Fund IV, L.P. +, a	09/30/14	1,613,517
Terra Firma Capital Partners III, L.P. +, a	09/30/13	1,551,853
Total Western Europe (1.11%)		47,267,753
Total Secondary Investments (7.21%)		$305,940,739

Private Equity Investments (continued) Primary Investments *, c (11.43%)	Acquisition Date	Fair Value**
Asia - Pacific (1.00%)
Baring Asia Private Equity Fund V, L.P. +, a	12/01/10	$4,289,123
BGH Capital Fund I +, a	03/01/18	15,223
CPEChina Fund III, L.P. +, a	03/28/18	3,829,073
Hony Capital Fund VIII, L.P. +, a	10/30/15	10,449,040
Hony Capital Partners V, L.P. +, a, d	12/15/11	10,162,772
Primavera Capital Fund III L.P. +, a	05/19/18	4,922,962
Southern Capital Fund IV L.P. +, a	01/26/18	48,583
The Baring Asia Private Equity Fund VII, L.P. +, a, f	07/10/18	—
TPG Asia VII (B), L.P. +, a	12/07/18	4,876,750
Trustbridge Partners VI, L.P. +, a	04/12/18	3,653,166
Total Asia - Pacific (1.00%)		42,246,692

North America (7.38%)
AEA Investors Fund VII LP +, a, f	02/08/19	—
American Industrial Partners Capital Fund VII, L.P. +, a, f	03/29/19	—
Apollo Investment Fund VIII, L.P. +, a	06/28/13	8,345,206
Ares Corporate Opportunities Fund IV, L.P. +, a	04/19/12	9,124,567
Ares Corporate Opportunities Fund V, L.P. +, a	12/28/15	5,367,728
Avista Capital Partners II, L.P. +, a	03/15/10	279,714
Avista Capital Partners III, L.P. +, a	10/03/11	3,222,038
Bain Capital Fund XII, L.P. +, a	07/01/17	3,746,150
Berkshire Fund IX, L.P. +, a	03/18/16	4,782,576
Caltius Partners V-A, L.P. +, a	12/02/14	4,593,427

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2019 (continued)

Private Equity Investments (continued) Primary Investments *, c (continued)	Acquisition Date	Fair Value**
North America (continued)
Carlyle Partners VII, L.P. +, a	11/29/17	$5,606,100
Clayton Dubilier & Rice Fund IX, L.P. +, a	07/31/13	9,232,154
Clearlake Capital Partners V, L.P. +, a	12/15/17	15,075,226
Crescent Mezzanine Partners VI, L.P. +, a	03/30/12	2,005,139
Genstar Capital Partners IX, L.P. +, a, f	02/21/19	—
Genstar Capital Partners VI, L.P. +, a	09/01/12	5,871,124
Genstar Capital Partners VII, L.P. +, a	06/26/15	10,091,166
Genstar Capital Partners VIII, L.P. +, a	03/23/17	12,891,541
GoldPoint Mezzanine Partners IV, L.P. +, a	12/30/15	7,066,063
Gryphon Partners V, L.P. +, a	02/23/18	4,092,468
Harvest Partners VIII, L.P. +, a, f	12/19/18	—
Insight Venture Partners X, L.P. +, a	07/06/18	3,783,705
KKR Americas Fund XII L.P. +, a	09/16/16	9,956,649
KKR North America Fund XI, L.P. +, a	02/01/12	9,561,975
Kohlberg TE Investors VII, L.P. +, a	09/15/11	6,206,952
Kohlberg TE Investors VIII-B, L.P. +, a, d	08/04/16	11,993,214
Leeds Equity Partners VI, L.P. +, a	11/25/16	6,599,555
Nautic Partners IX, L.P. +, a, f	03/12/19	—
Nautic Partners VII-A, L.P. +, a	06/27/14	4,326,773
New Enterprise Associates 14, L.P. +, a	05/04/12	6,334,166
New Mountain Capital V, L.P. +, a, d	06/29/17	9,909,787
NexPhase III-A, L.P. +, a, d	09/01/16	18,538,351
Oak Hill Capital Partners IV, L.P. +, a	04/28/17	16,036,476
Oak Hill Capital Partners V, L.P. +, a, f	12/21/18	—
PennantPark Credit Opportunities Fund II, L.P. +, a	08/03/12	8,929,406
Silver Lake Partners IV, L.P. +, a	07/30/12	12,789,853
Sumeru Equity Partners Fund, L.P. +, a	04/27/15	6,017,896
TCV X, L.P. +, a	08/31/18	52,000
Thompson Street Capital Partners IV, L.P. +, a	12/10/15	6,885,422
Thompson Street Capital Partners V, L.P. +, a	05/04/18	674,191
TPG Partners VII, L.P. +, a	03/01/16	14,190,936
TPG Partners VIII, L.P. +, a, f	01/31/19	—
Trident VII, L.P. +, a	09/22/16	17,950,571
Vista Equity Partners Fund VII, L.P. +, a	08/31/18	1,628,683
Vistria Fund II, L.P. +, a	12/19/17	6,752,950
Warburg Pincus Global Growth, L.P. +, a	11/20/18	120,000
Welsh, Carson, Anderson & Stowe XII, L.P. +, a	12/19/14	13,947,810
Welsh, Carson, Anderson & Stowe XIII, L.P. +, a	07/25/18	168,712
Windjammer Senior Equity Fund IV, L.P. +, a	02/06/13	7,890,827
Total North America (7.38%)		312,639,247

Rest of World (0.62%)
Advent Latin American Private Equity Fund VI-H L.P. +, a	10/17/14	6,239,669
Altra Private Equity Fund II, L.P. +, a	12/07/12	2,643,795
Patria - Brazilian Private Equity Fund IV, L.P. +, a	06/30/11	5,704,424
Polish Enterprise Fund VIII, L.P. +, a	09/15/17	11,757,217
Total Rest of World (0.62%)		26,345,105

Western Europe (2.43%)
Advent International GPE VII-B, L.P. +, a	07/01/12	11,202,171
Advent International GPE VIII-C, L.P +, a	03/22/16	8,847,914
Bain Capital Europe Fund IV, L.P. +, a, d	09/01/14	6,252,321
CapVest Equity Partners III B, L.P. +, a	08/30/13	5,573,740
Capvis Equity V L.P. +, a	01/17/18	4,894,016
Carlyle Europe Partners IV, L.P. +, a	08/27/13	1,871,999

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2019 (continued)

Private Equity Investments (continued) Primary Investments *, c (continued)	Acquisition Date	Fair Value**
Western Europe (continued)
Carlyle Europe Partners V, L.P. +, a	04/23/18	$694,258
CVC Capital Partners VI (A) L.P. +, a	07/05/13	7,979,064
EQT Mid-Market (No.1) Feeder L.P. +, a	07/01/16	11,750,121
EQT VI (No.1), L.P. +, a	07/01/11	2,243,296
Graphite Capital Partners IX L.P. +, a, f	04/11/18	—
Hg Saturn I L.P. +, a	06/28/18	8,806,597
HgCapital 8 L.P. +, a	12/19/16	3,600,618
HgCapital Mercury 2 +, a, d	02/15/17	3,186,112
Index Ventures Growth III (Jersey) L.P. +, a	03/18/15	11,451,885
KKR European Fund V (EUR) SCSp +, a, f	11/05/18	—
Nordic Capital IX, L.P. +, a	07/18/17	3,130,510
PAI Europe VI-1, L.P. +, a	03/12/15	8,627,572
Sixth Cinven Fund (No.3) L.P. +, a	05/01/16	2,883,219
Total Western Europe (2.43%)		102,995,413
Total Primary Investments (11.43%)		$484,226,457

Total Private Equity Investments (Cost $3,010,112,433)(84.66%)		$3,589,675,351

Short-Term Investments (7.05%) U.S. Government Treasury Obligations [g] (7.05%)	Interest	Acquisition Date	Maturity Date	Principal	Fair Value
U.S. Treasury Bill	2.40%	01/22/19	04/18/19	$60,000,000	$59,933,274
U.S. Treasury Bill	2.43%	03/14/19	06/06/19	60,000,000	59,740,380
U.S. Treasury Bill	2.41%	09/27/18	04/25/19	60,000,000	59,906,300
U.S. Treasury Bill	2.49%	10/15/18	05/23/19	60,000,000	59,790,094
U.S. Treasury Bill	2.53%	10/30/18	06/20/19	60,000,000	59,684,820
Total U.S. Government Treasury Obligations (7.05%)					$299,054,868

Total Short-Term Investments (Cost $299,040,318)(7.05%)					$299,054,868

Total Investments (Cost $3,429,158,055)(94.83%)					4,020,792,185

Other Assets in Excess of Liabilities (5.17%)					219,378,961

Net Assets (100.00%)					$4,240,171,146

*

Direct Investments are private investments directly into the equity or debt of selected operating companies, often together with the management of the company. Primary Investments are investments in newly established private equity partnerships where underlying portfolio companies are not known as of the time of investment. Secondary Investments are portfolios of assets on the secondary market.

**

The Fair Value of any Direct Investment may not necessarily reflect the current or expected future performance of such Direct Investment. Furthermore, the Fair Value of any Direct Investment has not been calculated, reviewed, verified or in any way approved by such Direct Investment or its general partner, manager or sponsor (including any of its affiliates). Please see Note 2.b for further details regarding the valuation policy of the Fund.

^	The interest rate on these loans is subject to the greater of a LIBOR floor or 1 month LIBOR plus a base rate. The 1 month LIBOR as of March 31, 2019 was 2.49%.

^^	The interest rate on these loans is subject to the greater of a LIBOR floor or 3 month LIBOR plus a base rate. The 3 month LIBOR as of March 31, 2019 was 2.60%.

^^^	The interest rate on these loans is subject to the greater of a LIBOR floor or 6 month LIBOR plus a base rate. The 6 month LIBOR as of March 31, 2019 was 2.66%.

#	As of March 31, 2019, 1 month Euribor was -0.37%.

##	As of March 31, 2019, 3 month Euribor was -0.31%.

###	As of March 31, 2019, 6 month Euribor was -0.23%.

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2019 (continued)

+	The fair value of the investment was determined using significant unobservable inputs.

[a]

Private equity investments are generally issued in private placement transactions and as such are generally restricted as to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Acquisition Date as shown in the Schedule of Investments. Total fair value of restricted investments as of March 31, 2019 was $3,589,675,351, or 84.66% of net assets. As of March 31, 2019, the aggregate cost of each investment restricted to resale was $22,381,085, $10,621,500, $102,112, $27,897,888, $1,550,134, $38,102,078, $2,204,592, $12,759,727, $3,201,933, $6,738,343, $1,917,614, $20,000,000, $61,395,040, $3,483,943, $11,478,466, $22,932,000, $11,858,746, $280, $1,226,349, $11,760,750, $35,274,427, $4,168,272, $17,127,003, $1,932,914, $8,571,126, $8,700,000, $24,699,091, $9,135,720, $56,944,352, $35,120,979, $3,457,439, $82,017,309, $5,648,649, $87,093, $30,000,000, $882,243, $115,259, $172,633, $37,069,373, $5,000,000, $2,899,729, $473,334, $23,120,285, $78,652,850, $15,452,333, $2,131, $6,739,319, $1,095,000, $52,435,890, $2,817,098, $28,417,946, $54,969,200, $14,872,000, $4,754,931, $4,875,000, $4,632,829, $9,757,979, $0, $6,939,071, $9,485,365, $498,775, $2,823,797, $0, $22,791,101, $89,101,353, $114,301, $86,105,773, $378,368, $22,730,727, $27,818,080, $14,672,982, $53,752,850, $10,671,914, $1,142,031, $18,777,316, $6,058,452, $3,081,671, $393,923, $288,509, $662,069, $9,986,562, $21,615,986, $48,949,162, $73,081, $6,276,090, $23,877,777, $18,798,388, $10,158,828, $12,156,155, $6,993,570, $12,811,375, $6,553,527, $1,970,684, $6,869,165, $6,680,793, $1,492,680, $1,097,347, $16,271,347, $1,774,816, $1,413,744, $1,263,024, $67,753,668, $2,450,296, $13,166,320, $1,383,261, $20,335,000, $1,485,466, $5,921,685, $496,421, $14,008,622, $2,850,336, $8,707,880, $9,900,000, $995,143, $489,316, $2,880,187, $2,033,986, $997,595, $1,876,939, $2,963,348, $1,997,914, $1,393,000, $22,428,930, $7,578,219, $2,985,402, $61,552,297, $50,968,019, $2,970,056, $2,927,567, $3,226,013, $992,716, $1,445,088, $2,359,377, $987,859, $7,115,521, $4,347,194, $9,488,387, $1,287,234, $1,290,325, $5,196,405, $21,638,400, $3,704,261, $1,365,287, $990,291, $3,406,671, $5,308,657, $1,094,606, $991,483, $21,816,000, $7,090,836, $2,950,063, $3,554,024, $9,600,060, $4,758,226, $10,381,725, $11,656,471, $8,476,000, $1,191,265, $26,132,604, $3,111,273, $1,971,904, $438,036, $497,568, $1,691,816, $6,208,274, $2,959,313, $5,882,803, $0, $12,831,735, $1,382,795, $1,482,103, $1,290,301, $1,985,348, $12,870,000, $45,915,123, $4,719,956, $694,969, $3,569,095, $2,969,849, $20,176,108, $4,584,587, $12,433,706, $2,282,682, $4,963,759, $1,238,007, $5,525,845, $2,261,291, $2,524,836, $5,099,008, $5,175,037, $2,316,550, $26,230,937, $3,145,689, $4,902,744, $3,592,722, $3,942,311, $4,136,579, $2,972,737, $1,148,464, $5,931,239, $4,928,265, $5,890,614, $1,136,171, $10,137,883, $1,501,622, $1,596,456, $2,388,552, $20,417,194, $1,156,448, $5,401,775, $8,282,969, $5,330,480, $579,174, $5,827,475, $5,999,708, $1,463,817, $6,993,627, $5,608,291, $2,817,363, $1,496,703, $5,293,909, $5,487,953, $1,774,453, $1,157,051, $2,491,921, $60,379, $102,178, $1,505,240, $60,717, $146,326, $53,395, $533,034, $3,331,720, $435,000, $61,965, $62,337, $863,164, $106,656, $420,462, $5,577, $81,642, $1, $1,006, $2, $292,521, $1,158,141, $303,586, $28,497,934, $10, $20,510,067, $1, $41,362, $5,294,188, $2, $1, $907,468, $12,631, $1, $39,077, $15,488, $3,017,785, $8,779,767, $4,361,621, $3, $1, $930,675, $1,376,417, $91, $2,467, $1, $8, $428,308, $8,825,750, $700,993, $158, $1,727,889, $17,785,961, $1, $8,536,945, $19,793,748, $167,418, $98,832, $1, $429,399, $1, $966,462, $1,427,512, $5,589,200, $840,505, $2,569,105, $48,377,933, $3, $6,772, $1, $1,043,737, $328,731, $174,695, $212,957, $470,711, $1,559,585, $7,318,471, $3,168,926, $119,976, $3,008,485, $3,609,304, $1, $3,098,181, $1, $1, $58,075, $314,411, $181,332, $120,293, $486, $1, $2, $229, $130,095, $111,689, $416,042, $3,374,943, $858,403, $1, $2,713,539, $15,901, $4,461,666, $9,433,513, $7,955,851, $5,037,030, $236,771, $0, $5,141,588, $3,708,064, $0, $0, $6,315,203, $5,558,554, $5,470,703, $270,575, $4,569,975, $4,077,691, $5,064,309, $3,825,270, $6,839,685, $6,920,650, $13,250,861, $1,416,284, $0, $470,519, $4,963,448, $9,617,517, $6,259,041, $4,151,090, $0, $3,766,452, $9,928,472, $3,030,464, $2,752,464, $10,974,134, $6,239,622, $0, $141,224, $1,666,944, $9,778,646, $18,038,715, $13,385,224, $0, $6,240,107, $6,587,017, $4,790,544, $52,000, $5,099,070, $746,483, $11,148,727, $0, $17,081,466, $1,645,355, $6,621,922, $120,000, $8,550,303, $168,711, $5,608,292, $4,686,153, $2,849,961, $4,309,864, $13,800,060, $4,052,652, $8,044,999, $5,086,872, $3,261,016, $5,427,410, $1,666,007, $778,798, $5,813,425, $11,681,365, $1, $0, $7,630,392, $5,077,779, $1,787,627, $8,206,653, $0, $2,024,147, $7,020,907 and $3,040,173, respectively, totaling $3,010,112,433.

[b]	Represents an affiliated issuer.

[c]	Investment does not issue shares.

[d]	Non-income producing.

[e]	Security or a portion thereof is unsettled at March 31, 2019.

[f]	Investment has been committed to but has not been funded by the Fund.

[g]	Each issue shows the rate of the discount at the time of purchase.

Legend:

BBSY - Bank Bill Swap Bid Rate

E - Euribor

L - Libor

PIK - Payment-in-kind

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2019 (continued)

A summary of outstanding financial instruments at March 31, 2019 is as follows:

Forward Foreign Currency Contracts
Settlement Date	Counterparty	Currency Purchased	Currency Sold	Value	Unrealized Appreciation (Depreciation)
June 27, 2019	Bank of America	$75,163,772	£56,400,000	$73,820,295	$1,343,477
June 27, 2019	Bank of America	75,293,652	£56,500,000	73,951,182	1,342,470
June 27, 2019	Barclays	80,137,232	€70,000,000	79,154,765	982,467
June 27, 2019	Barclays	80,130,918	€70,000,000	79,154,765	976,153
June 27, 2019	Barclays	80,015,746	€69,900,000	79,041,686	974,060
June 27, 2019	Bank of America	80,113,110	€70,000,000	79,154,764	958,346
					$6,576,973

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Statement of Assets and Liabilities –
March 31, 2019

Assets
Unaffiliated Private Equity Investments, at fair value (cost $2,337,688,170)	$2,728,831,936
Affiliated Private Equity Investments, at fair value (cost of $672,424,263 )	860,843,415
Common stocks, at fair value (cost $120,005,304)	132,061,966
Short-term investments, at fair value (cost $299,040,318)	299,054,868
Cash and cash equivalents	301,974,035
Cash denominated in foreign currencies (cost $10,033,539)	10,170,754
Investment sales receivable	2,122,130
Unaffiliated dividends and interest receivable	4,898,032
Affiliated interest receivable	10,876
Unrealized appreciation on forward foreign currency contracts	6,576,973
Other receivable	3,481,911
Prepaid assets	636,563
Total Assets	$4,350,663,459

Liabilities
Distribution, servicing and transfer agency fees payable	$4,112,312
Repurchase amounts payable for tender offers	56,487,828
Due to broker	6,410,000
Incentive fee payable	20,456,340
Management fee payable	16,890,782
Dividends payable	3,330
Professional fees payable	493,311
Line of credit fees payable	500,000
Accounting and administration fees payable	867,050
Custodian fees payable	72,132
Other payable	4,199,228
Total Liabilities	$110,492,313

Commitments and contingencies (See note 12)

Net Assets	$4,240,171,146

Net Assets consists of:
Paid-in capital	$3,710,152,738
Distributable earnings (accumulated loss)	530,018,408
Total Net Assets	$4,240,171,146

Class A Units
Net assets	$2,243,031,102
Units outstanding	391,594,329
Net asset value per unit	$5.73
Class I Units
Net assets	$1,997,140,044
Units outstanding	347,525,266
Net asset value per unit	$5.75

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Statement of Operations –
For the Year Ended March 31, 2019

Investment Income
Dividends from unaffiliated investments (net of $283,799 withholding tax)	$16,422,137
Dividends from affiliated investments	8,636,619
Interest from unaffiliated investments	79,611,649
Interest from affiliated investments	150,821
Transaction fee income from unaffiliated issuers	925,014
Transaction fee income from affiliated issuers	2,769,780
Other fee income	1,809,703
Total Investment Income	110,325,723

Operating Expenses
Management fees	60,408,431
Professional fees	8,388,996
Accounting and administration fees	3,274,426
Board of Managers' fees	342,668
Insurance expense	203,609
Custodian fees	284,052
Line of credit fees	2,610,000
Incentive fee	41,322,608
Distribution and servicing fees
Class A Units	13,655,566
Transfer agency fees
Class A Units	872,420
Class I Units	594,534
Other expenses	1,622,670
Total Expenses	133,579,980

Net Investment Loss	(23,254,257)

Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation) on Investments, Forward Foreign Currency Contracts and Foreign Currency
Net realized gain from unaffiliated investments	129,785,464
Net realized gain from affiliated investments	42,401,734
Net realized loss on foreign currency transactions	(860,634)
Net realized gain (loss) on forward foreign currency contracts	45,695,388
Net realized gain distributions from primary and secondary investments	26,377,772
Net change in accumulated unrealized appreciation (depreciation) on:
Unaffiliated investments	40,306,802
Affiliated investments	90,976,368
Foreign currency translation	(186,966)
Forward foreign currency contracts	5,190,088

Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation) on Investments, Forward Foreign Currency Contracts and Foreign Currency	379,686,016

Net Increase (Decrease) in Net Assets From Operations	$356,431,759

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Statements of Changes in Net Assets

	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018
Increase (decrease) in Net Assets resulting from operations:
Net investment income (loss)	$(23,254,257)	$87,965,434
Net realized gain (loss) on investments, foreign currency transactions and forward foreign currency contracts	243,399,724	44,577,624
Net change in unrealized appreciation (depreciation) on investments, foreign currency translation and forward foreign currency contracts	136,286,292	185,020,864
Net increase in Net Assets resulting from operations:	$356,431,759	$317,563,922

Distributions to unitholders from:
Distributions to unitholders	$(201,067,922)	$—
Net investment income
Class A Units	—	(29,175,912)
Class I Units	—	(32,756,586)
Net realized gains
Class A Units	—	(45,458,794)
Class I Units	—	(37,846,159)
Total distributions to unitholders	$(201,067,922)	$(145,237,451)

Capital transactions (see note 6):
Issuance of common Units
Class A Units	$442,626,596	$312,152,321
Class I Units	385,330,016	458,679,001
Reinvestment of common Units
Class A Units	95,296,735	70,569,716
Class I Units	90,208,897	65,428,738
Redemption of common Units
Class A Units	(92,061,160)	(45,535,178)
Class I Units	(119,141,209)	(76,536,807)
Exchanges of common Units
Class A Units	(9,293,258)	(37,112,028)
Class I Units	9,293,258	37,112,028
Total increase in Net Assets resulting from capital transactions	$802,259,875	$784,757,791

Total increase in Net Assets	$957,623,712	$957,084,262

Net Assets at beginning of year	$3,282,547,434	$2,325,463,172
Net Assets at end of year	$4,240,171,146	$3,282,547,434
Accumulated undistributed net investment income	$—	$25,319,398

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Statement of Cash Flows –
For the Year Ended March 31, 2019

CASH FLOWS FROM OPERATING ACTIVITIES
Net Increase in Net Assets from Operations	$356,431,759
Adjustments to reconcile Net Increase (decrease) in Net Assets from Operations to net cash provided by (used in) operating activities:
Net change in accumulated unrealized (appreciation) depreciation on investments	(131,283,170)
Net change in unrealized (appreciation) depreciation on forward foreign currency contracts	(5,190,088)
Net realized (gain) from investments, forward foreign currency contracts and foreign currency transactions	(243,399,724)
Purchases of investments	(1,415,705,740)
Proceeds from sales of investments	677,104,794
Net (purchases) sales and amortization of short-term investments	20,186,674
Net realized loss on short-term investments	(2,205)
Net realized gain on forward foreign currency contracts	45,695,388
Net realized gain distributions from primary and secondary investments	26,377,772
Amortization of premium and accretion of discount, net	(610,876)
Decrease in interest receivable	1,164,823
Decrease in affiliated interest receivable	10,876
Increase in dividends receivable	(152,776)
Decrease in investment sales receivable	9,424,156
Increase in other receivable	(3,481,911)
Decrease in miscellaneous receivable	1,560
Decrease in prepaid assets	340,937
Increase in dividends payable	3,330
Increase in due to broker	6,410,000
Increase in management fee payable	4,114,218
Increase in administrative services expense payable	618,745
Decrease in professional fees payable	(498,883)
Increase in line of credit fees	205,000
Decrease in accounting and administrative fees payable	(688,513)
Decrease in Board of Managers' fees payable	(15,800)
Decrease in custodian fees payable	(26,943)
Increase in other payable	3,989,209
Increase in incentive fees payable	11,394,739
Net Cash (Used in) Operating Activities	(637,582,649)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of Units	827,956,612
Distributions paid	(15,562,290)
Payments for Units redeemed	(169,200,307)
Net Cash Provided by Financing Activities	643,194,015

Net change in cash and cash equivalents	5,611,366

Effect of exchange rate changes on cash	(860,634)

Cash and cash equivalents at beginning of year	307,394,057
Cash and cash equivalents at End of Year	$312,144,789

Supplemental and non-cash financing activities
Reinvestment of common Units	$185,505,632

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Financial Highlights

	Class A
	Year Ended March 31, 2019	Year Ended March 31, 2018	Period Ended March 31, 2017(1)
Per Unit Operating Performance:(2)
Net asset value, beginning of year	$5.51	$5.17	$5.00
Income from investment operations:
Net investment income (loss)(3)	(0.05)	0.20	(0.00	)(4)
Net realized and unrealized gains (losses) on investments	0.55	0.40	0.17
Net Increase in Net Assets from Operations	0.50	0.60	0.17
Distributions from:
Net investment income	(0.03)	(0.10)	—
Net realized gains	(0.25)	(0.16)	—
Total distributions	(0.28)	(0.26)	—
Net asset value, end of period	$5.73	$5.51	$5.17

Total Return(5)(6)	9.36%	11.65%	3.40%

Ratios and supplemental data:
Net assets, end of period in thousands (000's)	$2,243,031	$1,725,576	$1,329,648
Net investment income (loss) to average net assets before Incentive Fee	0.15%	5.10%	1.08	%(7)
Ratio of gross expenses to average net assets, excluding Incentive Fee(8)(10)	2.84%	2.78%	2.82	%(7)
Ratio of incentive fees to average net assets	1.12%	1.31%	0.36	%(6)
Ratio of gross expenses and Incentive Fee to average net assets(8)(10)	3.96%	4.09%	3.18	%(7)(9)
Ratio of expense waivers to average net assets	—%	—%	—	%(7)
Ratio of net expenses and Incentive Fee to average net assets(10)	3.96%	4.09%	3.18	%(7)(9)
Ratio of net expenses to average net assets, excluding Incentive Fee(10)	2.84%	2.78%	2.82	%(7)(9)

Portfolio Turnover	21.75%	23.58%	17.93	%(6)

(1)	Reflects operations for the period from January 1, 2017 (date of commencement of operations) to March 31, 2017.

(2)	Selected data for a Net Asset Value per Unit outstanding throughout the period.

(3)	Calculated using average units outstanding.

(4)	Rounds to less than $.005.

(5)

Total return based on net asset value calculated as the change in Net Asset Value per Unit during the respective periods, assuming distributions, if any, are reinvested on the effects of the performance of the Fund during the period.

(6)	Not annualized.

(7)	Annualized.

(8)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursement by/to the Adviser.

(9)	The Incentive Fee and/or organizational expenses are not annualized.

(10)	Ratio does not include expenses of Primary and Secondary Investments.

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Consolidated Financial Highlights

	Class I
	Year Ended March 31, 2019		Year Ended March 31, 2018		Year Ended March 31, 2017(1)		Year Ended March 31, 2016			Year Ended March 31, 2015
Per Unit Operating Performance(2)
Net asset value, beginning of year	$5.52		$5.18		$5.00		$	N/A		$	N/A
Income from investment operations:
Net investment income (loss)(3)	(0.01)		0.25		(0.00	)(4)		N/A			N/A
Net realized and unrealized gain (loss) on investments	0.56		0.38		0.18			N/A			N/A
Net Increase in Net Assets from Operations	0.55		0.63		0.18			N/A			N/A
Distributions from:
Net investment income	(0.07)		(0.13)		—			N/A			N/A
Net realized gains	(0.25)		(0.16)		—			N/A			N/A
Total distributions	(0.32)		(0.29)		—			N/A			N/A
Net asset value, end of period	$5.75		$5.52		$5.18		$	N/A		$	N/A

Total Return before Incentive Fee	N/A	%	N/A	%	N/A	%(5)		11.75	%(6)		13.44	%(6)
Total Return after Incentive Fee	10.14	%(7)	12.42	%(7)	11.70%			10.86	%(6)		12.35	%(6)

Ratio/Supplemental Data:
Net assets, end of period in thousands (000's)	$1,997,140		$1,556,972		$995,815			$1,712,457			$1,214,310
Net investment income (loss) to average net assets before Incentive Fee(8)(9)	0.86%		5.95%		2.52%			0.81%			1.15%
Ratio of gross expenses to average net assets, excluding Incentive Fee(8)(9)	2.12%		2.10%		1.98%			1.47%			1.52%
Ratio of incentive fees to average net assets	1.12%		1.33%		1.33%			1.12%			1.29%
Ratio of gross expenses and Incentive Fee to average net assets(9)	3.24%		3.43%		3.31%			2.59%			2.81%
Ratio of expense waivers to average net assets	—%		—%		—%			—%			—%
Ratio of net expenses and Incentive Fee to average net assets(9)	3.24%		3.43%		3.31%			2.59%			2.81%
Ratio of net expenses to average net assets, excluding Incentive Fee(9)	2.12%		2.10%		1.98%			1.47%			1.52%

Portfolio Turnover	21.75%		23.58%		17.93%			21.91%			18.25%

(1)

Prior to January 1, 2017, the Fund operated as a master fund in a master-feeder structure. As of December 31, 2016, the master-feeder structure was reorganized, resulting in a single fund, the Fund. Class I commenced operations after the Reorganization and is deemed to be the accounting survivor (See Note 1).

(2)	Selected data for a Net Asset Value per Unit outstanding throughout the period.

(3)	Calculated using average units outstanding.

(4)	Rounds to less than $.005.

(5)

Total investment return before Incentive Fee was calculated based on the effects of the performance of the Fund during the period and adjusted for cash flows related to capital contributions or withdrawals during the period prior to the Reorganization. The full year total investment return before Incentive Fee would calculate to be 12.50% based on the prior method.

(6)

Total investment return reflects the changes in Net Asset Value based on the effects of the performance of the Fund during the period and adjusted for cash flows related to capital contributions or withdrawals during the period.

(7)

Total return based on net asset value calculated as the change in Net Asset Value per Unit during the respective periods, assuming distributions, if any, are reinvested on the effects of the performance of the Fund during the period.

(8)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursement by/to the Adviser.

(9)	Ratio does not include expenses of Primary and Secondary Investments.

N/A	Not Applicable

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2019

1. Organization

Partners Group Private Equity (Master Fund), LLC (the “Fund”) is a Delaware limited liability company that was organized on August 4, 2008 and commenced operations on July 1, 2009. The Fund is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. On December 17, 2018, the Fund filed an application to register units of limited liability company interests of the Fund (“Units”) as securities under the Securities Act of 1933, as amended (the “1933 Act”). The Fund is managed by Partners Group (USA) Inc. (the “Adviser”), an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”) pursuant to a second amended and restated investment management agreement between the Fund and the Adviser (the “Investment Management Agreement”). The board of managers of the Fund (the “Board”) has oversight responsibility for the management and supervision of the business operations of the Fund. As permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, any committee of the Board, or the Adviser. The Fund’s investment objective is to seek attractive long-term capital appreciation by investing in a wholly owned diversified portfolio of private equity and debt investments. The Fund makes investments directly and through its wholly owned subsidiaries, Partners Group Private Equity (Subholding), LLC (the “Onshore Subsidiary”) and Partners Group Private Equity (Luxembourg) S.à r.l (the “Offshore Subsidiary”, and together with the Onshore Subsidiary, the “Subsidiaries”).

Units are offered only to investors that represent that they are an “accredited investor” within the meaning of Rule 501 under the 1933 Act, as amended, and a “qualified client” within the meaning of Rule 205-3 under the Investment Advisers Act. Purchasers of Units become members of the Fund (“Members”).

Prior to January 1, 2017, the Fund operated as a master fund in a master-feeder structure that included Partners Group Private Equity, LLC and Partners Group Private Equity (TEI), LLC (the “Service Feeder Funds”) and Partners Group Private Equity (Institutional), LLC and Partners Group Private Equity (Institutional TEI), LLC (the “Institutional Feeder Funds” and together with the “Service Feeder Funds”, the “Feeder Funds”). As of December 31, 2016, the master-feeder structure was reorganized, resulting in a single fund, the Fund, with two separate classes of Units (the “Reorganization”). Prior to the Reorganization, the Feeder Funds owned all of the limited liability company interests in the Fund. As part of the Reorganization, all of the then outstanding interests of the Fund were converted into (i) Class A Units in the case of a Service Feeder Fund and (ii) Class I Units in the case of an Institutional Feeder Fund. The financial statements (including the financial highlights) of the Feeder Funds, and other information about the Feeder Funds, can be obtained on the SEC’s website (http://www.sec.gov). The address of the SEC’s internet site is provided solely for the information of prospective investors and is not intended to be an active link. Following the Reorganization on December 31, 2016 at 11:59pm EST, each member of the Feeder Funds became a Member of the Fund. Effective January 1, 2017, the Fund elected to be treated for U.S. federal income tax purposes and intends to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Reorganization constituted a tax-free reorganization of the Fund under the Code.

The Fund offers two separate classes of Units designated as Class A Units (the “Class A Units”) and Class I Units (the “Class I Units”). While the Fund currently offers only two classes of Units, in the future it may offer additional classes of Units. The Class A Units and the Class I Units have, and each additional class of Units issued by the Fund, if any, will have different characteristics, particularly in terms of the sales charges that Members of any such class bear, and the distribution and service fees that are charged to such class. The Fund has received an exemptive order from the SEC with respect to the Fund’s multi-class structure. Class I is deemed to be the accounting survivor of the Reorganization.

Each class of Units represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of Units based on the relative net assets of each class to the total net assets of the Fund. Each class of Units differs in its distribution and service plan, if any, and certain other class-specific expenses.

2. Significant Accounting Policies

The Fund is an investment company and applies the guidance set forth in Accounting Standards Codification (“ASC”) 946, Financial Services—Investment Companies. The following is a summary of significant accounting and reporting policies used in preparing the consolidated financial statements.

a. Basis of Accounting

The Fund’s accounting and reporting policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”).

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2019 (continued)

2. Significant Accounting Policies (continued)

b. Valuation of Investments

Investments held by the Fund include short-term investments, direct equity and debt investments in operating companies (“Direct Investments”) and primary and secondary investments in private equity funds (“Primary Investments” and “Secondary Investments”, respectively, and together, “Private Equity Fund Investments”; Direct Investments and Private Equity Fund Investments, collectively, “Private Equity Investments”).

The Adviser estimates the fair value of the Fund’s Private Equity Investments in conformity with U.S. GAAP and the Fund’s valuation procedures (the “Valuation Procedures”), which have been approved by the Board. As authorized by the Valuation Procedures, the Adviser values the Fund’s Private Equity Investments in consultation with its affiliates. The Valuation Procedures require evaluation of all relevant factors reasonably available to the Adviser and its affiliates at the time the Fund’s Private Equity Investments are valued.

Direct Investments

In assessing the fair value of the Fund’s non-traded Direct Investments in accordance with the Valuation Procedures, the Adviser uses a variety of methods such as the latest round of financing, earnings and multiple analysis, discounted cash flow and market data from third party pricing services, and makes assumptions that are based on market conditions existing at the end of each reporting period. Quoted market prices or dealer quotes for certain similar instruments are used for long-term debt investments where appropriate. Other techniques, such as option pricing models and estimated discounted value of future cash flows, are used to determine fair value for the remaining financial instruments. Because of the inherent uncertainty of estimates, fair value determinations based on estimates may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Private Equity Fund Investments

The fair values of Private Equity Fund Investments determined by the Adviser in accordance with the Valuation Procedures are estimates. These estimates are net of management and performance incentive fees or allocations payable pursuant to the respective organizational documents of the Private Equity Fund Investments. Ordinarily, the fair value of a Private Equity Fund Investment is based on the net asset value of that Private Equity Fund Investment reported by its investment manager. If the Adviser determines that the most recent net asset value reported by the investment manager of a Private Equity Fund Investment does not represent fair value or if the manager of a Private Equity Fund Investment fails to report a net asset value to the Fund, a fair value determination is made by the Adviser in accordance with the Valuation Procedures. In making that determination, the Adviser will consider whether it is appropriate, in light of all relevant circumstances, to value such Private Equity Fund Investment at the net asset value last reported by its investment manager, or whether to adjust such value to reflect a premium or discount to such net asset value. Because of the inherent uncertainty of estimates, fair value determinations based on estimates may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material.

For each class of investment that includes investments that can never be redeemed with the investees, the Fund expects to receive distributions through the liquidation of the underlying assets of the investees at the end of the term of such Private Equity Fund Investment.

Daily Traded Investments

The fair values of financial instruments traded in active markets are based on quoted market prices at the end of the reporting period. The quoted market price used for financial assets held by the Fund is the price within the bid-ask spread which is considered most representative of fair value at the end of the reporting period.

Investments for which no prices are obtained under the foregoing procedures, including those for which a price service supplies no quoted market price or a quoted market price that is believed by the Adviser not to reflect the fair value, will be valued at the bid price, in the case of securities held long, or the ask price, in the case of securities held short, supplied by one or more dealers making a market in those securities or one or more brokers.

The Valuation Procedures are implemented by the Adviser and State Street Bank and Trust Company, as the Fund’s administer (the “Administrator”). Both the Adviser and the Administrator are subject to the oversight of, and report to, the Board. The Administrator monitors and reviews the methodologies of the various third-party pricing services that are employed by the Fund. The Adviser employs valuation techniques for Private Equity Investments held by the Fund, which include discounted cash flow methods and market comparables.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2019 (continued)

2. Significant Accounting Policies (continued)

The Adviser and one or more of its affiliates act as investment advisers to clients other than the Fund. Accordingly, the valuation attributed to a Private Equity Investment held by the Fund and the valuation attributable to the same Private Equity Investment held by another client or of one of its affiliates might differ as a result of differences in accounting, regulatory and other factors applicable to the Fund and to such other client.

c. Cash and Cash Equivalents

Pending investment in Private Equity Investments and in order to maintain liquidity, the Fund holds cash, including amounts held in foreign currencies and short-term interest bearing deposit accounts. At times, those amounts may exceed applicable federally insured limits. The Fund has not experienced any losses in such accounts and does not believe that it is exposed to any significant credit risk on such accounts.

d. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. Dollars. Generally, assets and liabilities denominated in currencies other than the U.S. Dollar are translated into U.S. Dollar equivalents using valuation date exchange rates, while purchases, realized gains and losses, income and expenses are translated at the transaction date exchange rates. As of March 31, 2019, the Fund’s investments denominated in foreign currencies were as follows:

Currency	Number of investments
Australian Dollars	7
Brazilian Reals	1
Canadian Dollars	4
Danish Krone	3
Euros	113
Hong Kong Dollars	2
Indian Rupees	2
Japanese Yen	3
Pounds Sterling	23
Singapore Dollar	2
Swedish Krona	1

The Fund does not isolate the portion of the results of operations due to fluctuations in foreign exchange rates from changes in fair values of the investments during the period.

e. Forward Foreign Currency Exchange Contracts

The Fund may enter forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. These contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date may be entered into either as a hedge or as a cross hedge against either specific transactions or portfolio positions. The objective of the Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. Dollar value of the Fund’s foreign currency denominated investments will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are “marked-to-market” daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the forward foreign currency exchange contract is offset by entering into a closing transaction or by the delivery or receipt of the currency. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. Dollar.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2019 (continued)

2. Significant Accounting Policies (continued)

During the year ended March 31, 2019, the Fund entered into 55 long forward foreign currency exchange contracts. As disclosed in the Consolidated Statement of Assets and Liabilities, the Fund had $6,576,973 in unrealized appreciation on forward foreign currency exchange contracts. As disclosed in the Consolidated Statement of Operations, the Fund had $45,695,388 in net realized gains (losses) and $5,190,088 change in net unrealized appreciation (depreciation) on forward foreign currency contracts. The outstanding forward foreign currency exchange contract amounts at March 31, 2019 are representative of contract amounts during the period.

f. Investment Income

The Fund records distributions of cash or in-kind securities on a Private Equity Investment at fair value based on the information contained in notices provided to the Fund when distributions on a Private Equity Investment are received. Thus, the Fund recognizes within the Consolidated Statement of Operations its share of realized gains or (losses) and the Fund’s share of net investment income or (loss) based upon information received about distributions on Private Equity Investments. Unrealized appreciation (depreciation) on investments within the Consolidated Statement of Operations includes the Fund’s share of unrealized gains and losses, realized undistributed gains/losses, and the Fund’s share of undistributed net investment income or (loss) on Private Equity Investments for the relevant period.

For certain Direct Investments, the Fund accounts for particular income received as other income and transaction income. The other income includes transfer fees, amendment fees, unfunded fees and any other income which is not categorized as an interest income. The transaction income is an extraordinary income for certain Direct Investments including break-up fees, directors’ fees, financial advisory fees, topping fees, investment banking fees, monitoring fees, organizational fees, syndication fees, and any other fees payable to the Fund with respect to any Direct Investments or unconsummated transactions.

g. Fund Expenses

The Fund bears all expenses incurred in the business of the Fund on an accrual basis, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; legal fees; accounting, auditing, and tax preparation fees; custodial fees; fees for line of credit; fees for data and software providers; costs of insurance; registration expenses; Board fees; and expenses of meetings of the Board.

h. Costs Relating to Purchases of Secondary Investments

Costs relating to purchases of Secondary Investments consist of imputed expenses relating to the amortization of deferred payments on Secondary Investments. Such expenses are recognized on a monthly basis until the due date of a deferred payment. At due date the net present value of such payment equals the notional amount due to the respective counterparty.

i. Income Taxes

The Fund recognizes tax positions in its consolidated financial statements only when it is more likely than not that the position will be sustained upon examination by the relevant taxing authority based on the technical merits of the position. A position that meets this standard is measured at the largest amount of benefit that will more likely than not be realized upon settlement. The Fund reports any interest expense related to income tax matters in income tax expense, and any income tax penalties under expenses in the Consolidated Statements of Operations.

The Fund’s tax positions have been reviewed based on applicable statutes of limitation for tax assessments, which may vary by jurisdiction, and based on such review, the Fund has concluded that no additional provision for income tax is required in the Fund’s consolidated financial statements. The Fund is subject to potential examination by certain taxing authorities in various jurisdictions. The Fund’s tax positions are subject to ongoing interpretation of laws and regulations by taxing authorities.

Prior to January 1, 2017, for U.S. federal income tax purposes, the Fund was treated as a partnership, and each Member of the Fund (i.e., each Feeder Fund) was treated as the owner of its allocated share of the net assets, income, expenses, and the realized and unrealized gains (losses) of the Fund. Accordingly, no U.S. federal, state or local income taxes were paid by the Fund on the income or gains of the Fund since the Members are individually liable for the taxes on their allocated share of such income or gains of the Fund.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2019 (continued)

2. Significant Accounting Policies (continued)

As noted above, effective December 31, 2016, the Fund filed an election with the Internal Revenue Service to be treated as an association taxable as a corporation for U.S. federal income tax purposes. Furthermore, effective January 1, 2017, the Fund elected to be treated for U.S. federal income tax purposes and intends to qualify annually, as a RIC under Subchapter M of the Code. If the Fund were to fail to meet the requirements of Subchapter M to qualify as a RIC, and if the Fund were ineligible to or otherwise were not to cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, whether or not distributed to Members, and all distributions out of earnings and profits would be taxable to Members as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment under Subchapter M. The Fund intends to comply with the requirements under Subchapter M and to distribute substantially all of its taxable income and gains to Members and to meet certain diversification and income requirements with respect to its investments. The Onshore Subsidiary will continue to be treated as an association taxable as a corporation for U.S. federal income tax purposes. The Offshore Subsidiary will continue to be treated as an entity disregarded as separate from its sole owner, the Fund, for U.S. federal income tax purposes. As part of the process of preparing its consolidated financial statements, the Onshore Subsidiary is required to account for its estimate of income taxes for Federal and State purposes through the establishment of a deferred tax asset or liability. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. To the extent the Onshore Subsidiary has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. The Offshore Subsidiary is not subject to U.S. federal and state income taxes.

The Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Fund is subject to examination by U.S. federal, state, local and foreign jurisdictions, where applicable. As of March 31, 2019, the tax years from the year 2015 forward remain subject to examination by the major tax jurisdictions under the statute of limitations.

The Fund reclassified $(106,610) from undistributed net investment income, $(12,819,949) of accumulated net realized gain (loss) on investments, forward foreign currency contracts and $0 of accumulated net unrealized appreciation on investments, forward foreign currency contracts and foreign currency translation, to paid-in capital during the fiscal year ended March 31, 2019. The reclassification reflected an adjustment to paid-in capital due to the change for federal income tax purposes from taxation as a partnership to taxation as a RIC.

There were no current or deferred taxes recognized for the Onshore Subsidiary and Offshore Subsidiary.

j. Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in capital from operations during the reporting period. Actual results can differ from those estimates.

k. Consolidated Financial Statements

The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statements of Changes in Net Assets, Consolidated Statement of Cash Flows and Consolidated Financial Highlights of the Fund include the accounts of the Subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation.

l. Disclosures about Offsetting Assets and Liabilities

The Fund is subject to Financial Accounting Standards Board’s (“FASB”) Disclosures about Offsetting Assets and Liabilities which requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2019 (continued)

2. Significant Accounting Policies (continued)

For financial reporting purposes, the Fund does not offset derivative assets and liabilities that are subject to Master Netting Agreements (“MNA”) or similar arrangements in the Consolidated Statement of Assets and Liabilities. The Fund has adopted the disclosure requirements on offsetting in the following table which presents the Fund’s derivative assets by type, net of amounts available for offset under a MNA and net of the related collateral received by the Fund as of March 31, 2019:

Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities	Collateral Pledged	Net Amount[1]
Bank of America	$3,644,293	$3,644,293	$3,644,293	$—	$3,644,293
Barclays Capital	$2,932,680	$2,932,680	$2,932,680	$—	$2,932,680

[1]	Net amount represents the net amount receivable from the counterparty in the event of default.

m. Recently Adopted Accounting Pronouncement

In October 2018, the SEC adopted the final rule under SEC release No. 33-10532, Disclosure Update and Simplification, amending certain disclosure requirements that were redundant, duplicative, overlapping, outdated or superseded. The Fund is no longer required to present components of distributable earnings on the Consolidated Statement of Assets and Liabilities or the sources of distributable earnings and the amount of undistributed net investment income in the Consolidated Statements of Changes in Net Assets.

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework, to modify the disclosure requirements on fair value measurements. The provisions include several changes for disclosures including for unrealized gains/losses, movements with investments held as Level 3 fair value investments and information related to measurement uncertainties. Additionally provisions also include omission on transfer disclosures between investments held as Level 1 and Level 2 fair value investments and reduce disclosures on liquidation of investees assets. For all entities, the amendments for this update are effective for annual periods beginning after December 15, 2019. Certain provisions do require retrospective application upon adoption. The Adviser is currently evaluating the impact that the adoption of this standard will have on the Fund’s financial statements and related disclosures.

3. Fair Value Measurements

In conformity with U.S. GAAP, investments are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. Estimated values may differ from the values that would have been used if a ready market existed or if the investments were liquidated at the valuation date. A three-tier hierarchy is used to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

Valuation of Investments

●

Level 1 – Pricing inputs are quoted prices available in active markets for identical investments as of the measurement date. The type of investments included in Level 1 include marketable securities that are primarily traded on a securities exchange or over-the-counter. The fair value is determined to be the last sale price on the determination date, or, if no sales occurred on any such date, the mean between the closing bid and ask prices on such date. The Fund does not apply a blockage discount to the quoted price for these investments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2019 (continued)

3. Fair Value Measurements (continued)

●

Level 2 – Pricing inputs are other than quoted prices in active markets (i.e., Level 1 pricing) and fair value is determined through the use of models or other valuation methodologies through direct or indirect corroboration with observable market data. Investments which are generally included in this category include corporate notes, convertible notes, warrants and restricted equity securities. The fair value of legally restricted equity securities may be discounted depending on the likely impact of the restrictions on liquidity and the Adviser’s estimates.

●

Level 3 – Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant management judgment and/or estimation. Investments that are included in this category are equity and debt investments that are privately owned, as well as convertible notes and warrants that are not actively traded. The fair value for investments using Level 3 pricing inputs are based on the Adviser’s estimates that consider a combination of various performance measurements including the timing of the transaction, the market in which the investment operates, comparable market transactions, performance and projections and various performance multiples as applied to earnings before interest, taxes, depreciation and amortization or a similar measure of earnings for the latest reporting period and forward earnings, brokers quotes as well as discounted cash flow analysis.

The following table presents the Fund’s investments at March 31, 2019 measured at fair value. Due to the inherent uncertainty of estimates, fair value determinations based on estimates may materially differ from the values that would have been used had a ready market for the securities existed.

The following is a summary of the Fund’s investments classified in the fair value hierarchy as of March 31, 2019:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks	$132,061,966	$—	$—	$132,061,966
Direct Investments:
Direct Equity	17,315,798	74,048,352	1,800,447,634	1,891,811,784
Direct Debt	—	8,888,693	898,807,678	907,696,371
Total Direct Investments*	$17,315,798	$82,937,045	$2,699,255,312	$2,799,508,155
Secondary Investments*	—	—	305,940,739	305,940,739
Primary Investments*	—	—	484,226,457	484,226,457
Short-Term Investments	299,054,868	—	—	299,054,868
Total Investments	$448,432,632	$82,937,045	$3,489,422,508	$4,020,792,185
Other Financial Instruments
Assets
Foreign Currency Exchange Contracts**	$6,576,973	$—	$—	$6,576,973
Total Assets	$455,009,605	$82,937,045	$3,489,422,508	$4,027,369,158
Liabilities
Foreign Currency Exchange Contracts**	$—	$—	$—	$—
Total Liabilities	$—	$—	$—	$—
Net appreciation on Foreign Currency Exchange Contracts	$6,576,973	$—	$—	$6,576,973
Total Investments net of Foreign Currency Exchange Contracts	$455,009,605	$82,937,045	$3,489,422,508	$4,027,369,158

*	Private Equity Investments are detailed in Note 2.b.

**	Forward Foreign Currency Exchange Contracts are detailed in Note 2.e.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2019 (continued)

3. Fair Value Measurements (continued)

The following is a reconciliation of the amount of the account balances on April 1, 2018 and March 31, 2019 of those investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balance as of April 1, 2018	Realized gain/(loss)	Net change in unrealized appreciation/ (depreciation)	Gross purchases	Gross sales	Net amortization of discount/ (premium)	Net transfers in or out of Level 3	Balance as of March 31, 2019
Direct Investments:
Direct Equity Investments	$1,190,168,384	$123,620,640	$126,319,882	$615,383,256	$(208,375,680)	$—	$(46,668,848)	$1,800,447,634
Direct Debt Investments	717,722,152	356,445	(33,446,927)	451,789,208	(238,207,728)	594,528	—	898,807,678
Total Direct Investments*	$1,907,890,536	$123,977,085	$92,872,955	$1,067,172,464	$(446,583,408)	$594,528	$(46,668,848)	$2,699,255,312
Secondary Investments*	282,505,358	1,113,781	6,566,287	79,337,319	(63,582,006)	—	—	305,940,739
Primary Investments*	303,513,832	(55,797)	31,776,825	208,873,902	(59,882,305)	—	—	484,226,457
Total	$2,493,909,726	$125,035,069	$131,216,067	$1,355,383,685	$(570,047,719)	$594,528	$(46,668,848)	$3,489,422,508

Transfers between levels of the fair value hierarchy are reported at the beginning of the reporting period in which they occur. For the year ended March 31, 2019, $46,668,848 was transferred from Level 3 to Level 2.

The amount of the net change in unrealized appreciation (depreciation) for the year ended March 31, 2019 relating to investments in Level 3 assets still held at March 31, 2019 is $178,099,465, which is included as a component of net change in accumulated unrealized depreciation on investments on the Consolidated Statement of Operations.

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period.

*

For the purposes of the tables above: “Direct Investments” are private investments directly into the equity or debt of selected operating companies, often together with the management of the investee operating company. Primary Investments are investments in newly established private equity partnerships where underlying portfolio companies are generally not known as of the time of investment. Secondary Investments involve acquiring single or portfolios of assets on the secondary market. Secondary Investments are Private Equity Fund Investments generally acquired in the secondary market. Notwithstanding the foregoing, if the Fund reasonably determines that the strict application of the above definitions would not reflect the economic substance of any Investment, the Fund may re-classify such Investment as it deems appropriate.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2019 (continued)

3. Fair Value Measurements (continued)

The following is a summary of quantitative information about significant unobservable valuation inputs approved by the Adviser for Level 3 Fair Value Measurements for investments held as of March 31, 2019:

Type of Security	Fair Value at March 31, 2019 (000’s)*	Valuation Technique(s)	Unobservable Input	Range (weighted average)
Direct Investments:
Direct Equity	$16,598	Discounted cash flow	Discount factor	11.50% – 11.50% (11.50%)
	1,614,696	Market comparable companies	Enterprise value to EBITDA multiple	7.32 x – 19.25 x (13.42 x)
	256	Market comparable companies	Enterprise value to sales multiple	0.70 x – 1.43 x (1.43 x)
	5,714	Reported fair value	Reported fair value	n/a - n/a (n/a)
	2,238	Exit price	Recent transaction price	n/a - n/a (n/a)
	162,309	Recent financing/transaction	Recent transaction price	n/a - n/a (n/a)
Direct Debt	$285,406	Discounted cash flow	Discount factor	4.78% – 19.85% (8.79%)
	432,737	Broker quotes	Indicative quotes for an inactive market	n/a - n/a (n/a)
	6,558	Exit price	Recent transaction price	n/a - n/a (n/a)
	176,597	Recent financing/transaction	Recent transaction price	n/a - n/a (n/a)
Primary and Secondary Investments	$783,473	Adjusted reported net asset value	Reported net asset value	n/a - n/a (n/a)
	6,809	Adjusted reported net asset value	Fair value adjustments	n/a - n/a (n/a)

*	Level 3 fair value includes accrued interest.

Level 3 Direct Equity Investments valued by using an unobservable input factor are directly affected by a change in that factor. For Level 3 Direct Debt Investments, the Fund arrives at a fair value through the use of earnings and multiples analysis and a discounted cash flows analysis which consider credit risk and interest rate risk of the particular investment. Significant increases or decreases in these inputs in isolation would result in a significantly lower or higher fair value measurement.

4. Revolving Credit Agreement

Effective February 2, 2016, the Fund entered into a secured, committed multicurrency revolving line of credit (“LOC”) facility with Lloyds Bank Corporate Markets plc (successor of Lloyds Bank plc) and NatWest Markets plc (successor of The Royal Bank of Scotland plc) in the aggregate maximum principal amount of $150,000,000. On January 15, 2019, the Fund increased the LOC by $50,000,000, bringing the total commitments to $200,000,000. The Fund anticipates that this line of credit facility will be used primarily for working capital requirements and for financing investments and funding associated costs and expenses. The Fund will incur additional interest and other expenses with respect to the use of this and other future line of credit facilities. Borrowings are charged a rate of interest per annum which is the aggregate of the applicable margin and London Interbank Offered Rate (“LIBOR”) or, in relation to any loan in Euros, the Euro Interbank Offered Rate (“EURIBOR”), and a commitment fee of 1.20% per annum on the daily unused portion. For the year ended March 31, 2019, the Fund did not utilize this LOC and paid no interest on borrowings. There were no outstanding borrowings at March 31, 2019. In addition to the Commitment fees of 1.20% the Fund pays Arrangement fees (1.15% of the original total commitments and 0.60% on the subsequent increase), Agency fees of $25,000 per annum, Monitoring fees of $25,000 per annum and Trustee fees of $15,000 per annum. The Arrangement fees are disclosed as an asset amortized over the life of the LOC arrangement and expensed monthly on the Statement of Operations as a Line of Credit fees. The arrangement fees are paid in several installments with the first payment due on the date of the Facility Agreement followed by the first and second anniversary of the date of the contract.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2019 (continued)

5. Unit Transactions/Subscription and Repurchase of Units

Units are generally offered for purchase as of the first day of each calendar month, except that Units may be offered more or less frequently as determined by the Board in its sole discretion.

Pursuant to the conditions of an exemptive order issued by the SEC, and in compliance with Rule 12b-1 under the Investment Company Act, the Fund has adopted a Distribution and Service Plan with respect to the Class A Units (the “Distribution Plan”). The Distribution Plan allows the Fund to pay distribution fees for the promotion and distribution of its Class A Units and the provision of personal services to holders of Class A Units. Under the Distribution Plan, the Fund may pay to the Fund’s placement agent other qualified recipients as compensation up to 0.70% on an annualized basis of the value of the Fund’s net asset attributable to Class A Units (the “Distribution Fee”). Payment of the Distribution Fee is governed by the Distribution Plan. The Distribution Fee is paid out of the Fund’s assets and decreases the net profits or increases the net losses of the Fund solely with respect to Class A Units. Class I Units are not subject to the Distribution Plan or the Distribution Fee and do not bear any expenses associated therewith. In addition, under the Distribution Plan, subscriptions for Class A Units may be subject to a placement fee (the “Placement Fee”) of up to 3.50% of the subscription amount. No Placement Fee may be charged without the consent of the placement agent.

The Board may, from time to time and in its sole discretion, cause the Fund to repurchase Units from Members pursuant to written tenders by Members at such times and on such terms and conditions as established by the Board. In determining whether the Fund should offer to repurchase Units, the Board considers the recommendation of the Adviser, as well as a variety of other operational, business and economic factors. The Adviser anticipates recommending to the Board that, under normal circumstances, the Fund conduct quarterly repurchase offers for Units having an aggregate value of no more than 5% of the Fund’s net assets on or about each January 1st, April 1st, July 1st and October 1st. A 2.00% early repurchase fee (the “Early Repurchase Fee”) will be charged by the Fund with respect to any repurchase of Units from a Member at any time prior to the day immediately preceding the first anniversary of the Member’s purchase of such Units. For all Units received in connection with the Reorganization, the prior holding period is tacked.

Transactions in Fund Units were as follows:

	For the Year Ended March 31, 2019		For the Year Ended March 31, 2018
	Units	Dollar Amounts	Units	Dollar Amounts
Class A Units
Sales	78,951,826	$442,626,596	58,215,064	$312,152,321
Reinvestments	17,463,210	95,296,735	13,117,779	70,569,716
Repurchases	(16,389,816)	(92,061,160)	(8,398,141)	(45,535,178)
Class exchanges	(1,673,003)	(9,293,258)	(6,870,446)	(37,112,028)
Net increase (decrease)	78,352,217	$436,568,913	56,064,256	$300,074,831
Class I Units
Sales	68,583,307	$385,330,016	84,795,113	$458,679,001
Reinvestments	16,512,189	90,208,897	12,152,892	65,428,738
Repurchases	(21,167,347)	(119,141,209)	(14,130,540)	(76,536,807)
Class exchanges	1,668,057	9,293,258	6,846,411	37,112,028
Net increase (decrease)	65,596,206	$365,690,962	89,663,876	$484,682,960

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2019 (continued)

6. Management Fees, Incentive Fee and Fees and Expenses of Managers

Under the terms of the Investment Management Agreement the Adviser is responsible for providing day-to-day investment management and certain other services to the Fund, subject to the ultimate supervision of and subject to any policies established by the Board. Accordingly, the Adviser is responsible for developing, implementing and supervising the Fund’s investment program. Until December 31, 2016, in consideration for its investment management services under the Investment Management Agreement, the Fund paid the Adviser a monthly management fee equal to 1/12th of 1.25% (1.25% on an annualized basis) of the greater of (i) the Fund’s net asset value and (ii) the Fund’s net asset value less cash and cash equivalents plus the total of all commitments made by the Fund that have not yet been drawn for investment.

Effective with the Reorganization on January 1, 2017 the percentage in the above formula was increased from 1.25 to 1.50%. However, the Investment Management Agreement provides that in no event will the management fee exceed 1.75% as a percentage of the Fund’s net asset value. For the year ended March 31, 2019, the Fund accrued $60,408,431 in management fees to the Adviser.

In addition, until December 31, 2016, at the end of each calendar quarter (and at certain other times), an amount (the “Incentive Allocation”) equal to 10% of the excess, if any, of (i) the allocable share of the net profits of the Fund for the relevant period of each Member over (ii) the then balance, if any, of that Member’s Loss Recovery Account (as defined below) was debited from such Member’s capital account and credited to a capital account of the Adviser (or, to the extent permitted by applicable law, of an affiliate of the Adviser) in the Fund (the “Incentive Allocation Account”). The Incentive Allocation Account was maintained solely for the purpose of being allocated the Incentive Allocation and thus, the Incentive Allocation Account did not participate in the net profits or losses of the Fund.

Effective with the Reorganization January 1, 2017, at the end of each calendar quarter (and at certain other times), the Adviser will be entitled to receive an amount (the “Incentive Fee”) equal to 10% of the excess, if any, of (i) the net profits of the Fund for the relevant period over (ii) the then balance, if any, of the New Loss Recovery Account (as defined below). For the purposes of the Incentive Fee, the term “net profits” shall mean the amount by which the net asset value of the Fund on the last day of the relevant period exceeds the net asset value of the Fund as of the commencement of the same period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses. The Fund maintains a memorandum account (the “New Loss Recovery Account”), which had an initial balance of zero and will be (i) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter. Members will benefit from the New Loss Recovery Account in proportion to their holdings of Units. For the year ended March 31, 2019, the Fund accrued $41,322,608 in Incentive Fees to the Adviser.

The Adviser has entered into an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding taxes, interest, brokerage commissions, certain transaction related expenses arising out of investments made by the Fund, extraordinary expenses, the Incentive Fee, and any acquired fund fees and expenses) do not exceed 3.00% on an annualized basis with respect to Class A Shares and 2.30% on an annualized basis with respect to Class I Shares (the “Expense Limit”). For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment. The Expense Limitation Agreement may be terminated by the Adviser or the Fund upon thirty days’ written notice to the other party. During the year ended March 31, 2019, the Fund did not accrue any fees pursuant to the Expense Limitation Agreement.

In consideration of the services rendered by each Manager who was not an “interested person” of the Fund, as defined by the Investment Company Act (each, an “Independent Manager”), effective January 1, 2019, the Fund pays each Independent Manager an annual retainer fee of $84,167. Prior to January 1, 2019, the Fund paid each Independent Manager an annual retainer fee of $80,667. The Managers do not receive any pension or retirement benefits. The Fund also reimburses the expenses of the Independent Managers in connection with their services as Managers.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2019 (continued)

7. Affiliated Investments

Under Section 2(a)(3) of the Investment Company Act, a portfolio company is defined as “affiliated” with the Fund if the Fund owns five percent or more of its outstanding voting securities. The Fund held at least five percent of the outstanding voting securities of the following portfolio companies as of March 31, 2019:

	Shares/ Principal as of March 31, 2019	Fair Value as of March 31, 2018	Gross Additions(1)	Gross Reductions(2)	Realized Gains/ Losses	Change in Unrealized Gains (Losses)	Fair Value as of March 31, 2019	Affiliated Income/ accretion of discount
AAVAS Financiers Limited	5,713,047	$46,668,848	$—	$(17,599,305)	$12,362,407	$32,616,402	$74,048,352	$—
Astorg Co-Invest SGG, FCPI(3)	—	25,159,613	5,881,616	—	—	98,971	31,140,200	—
Camelia Investment 1 Limited	6,768,704,353	95,152,303	—	(40,965)	394	9,569,661	104,681,393	—
Capri Acquisitions Topco Limited*	65,007,484	91,567,823	—	—	—	18,005,193	109,573,016	—
ECP Holding Company, LLC	9,753,907	12,075,591	—	—	—	7,523,343	19,598,934	—
EQT Jaguar Co-Investment SCSp(3)	—	—	53,752,850	—	—	(455,835)	53,297,015	—
GlobalLogic Worldwide Holdings, Inc.	701,927	—	82,017,309	—	—	27,952,975	109,970,284	—
Huntress Co-Investment L.P., 1(3)	—	50,241,895	—	—	—	(5,264,069)	44,977,826	8,636,619
MHS Acquisition Holdings, LLC	7,172	7,591,302	—	—	—	(7,255,187)	336,115	—
MHS Blocker Purchaser L.P.(3)	—	29,621,397	—	—	—	13,657,248	43,278,645	—
Murra Warra Asset Hold Trust	11,608,867	—	12,759,727	—	—	518,362	13,278,089	—
Murra Warra Project Hold Trust	429,366	—	3,201,933	—	—	117,589	3,319,522	—
OHCP IV SF COI, L.P.(3)	—	21,760,000	1,360,285	—	—	1,869,923	24,990,208	—
Onecall Holdings, L.P.(3)	—	78,652,850	—	—	—	18,675,096	97,327,946	—
Polyusus Lux XVI S.a.r.l.	289,102,341	—	30,283,143	(127,264)	(2,012)	(1,202,091)	28,951,776	—
Quadriga Capital IV Investment Holding II L.P.(3)	—	22,953,912	1,805,787	—	—	3,913,870	28,673,569	—
Safe Fleet Holdings LLC(4)	2,958,000	2,106,563	896,669	(30,000)	(2,154)	(81,232)	2,889,846	150,466
SnackTime PG Holdings, Inc. (fka H-Food Holdings)	12	—	69,841,200	—	—	669,479	70,510,679	—
Sun Hydraulics Corporation(3)(5) (fka Capvis IV Co-Investors Faster L.P.)	—	47,441,787	—	(47,531,556)	30,043,099	(29,953,330)	—	355
Total Non-Controlled Affiliates		$530,993,884	$261,800,519	$(65,329,090)	$42,401,734	$90,976,368	$860,843,415	$8,787,440

(1)

Gross additions may include increases in the cost basis of investments resulting from new portfolio investments, the accretion of discounts and the exchange of one or more existing securities for one or more new securities.

(2)

Gross reductions may include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales and the exchange of one or more existing securities for one or more new securities.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2019 (continued)

7. Affiliated Investments (continued)

(3)	Investment does not issue shares.

(4)	This investment is associated with OHCP IV SF COI, L.P.

(5)	Investment was exited during the fiscal year ended March 31, 2019.

*

The financial statements for the period ended March 31, 2018 incorrectly omitted this investment as an affiliate. Fund management has evaluated the impact of this omission on the previously issued financial statements as of and for the year ended March 31, 2018 taken as a whole and concluded that such financial statements were not materially misstated. However, in order to correctly present affiliated investments, the above table has been revised to appropriately reflect the investment as an affiliated investment as of March 31, 2018. The March 31, 2018 financial statements will be revised to correct for this omission the next time filed.

8. Accounting and Administration Agreement

The Administrator serves as administrator and accounting agent to the Fund and provides certain accounting, record keeping and investor related services pursuant to an Accounting and Administration Agreement between the Fund and the Administrator. For these services the Administrator receives a fixed monthly fee, based upon average net assets, fees on portfolio transactions, as well as reasonable out of pocket expenses. For the year ended March 31, 2019, the Fund accumulated $3,274,426 in administration and accounting fees.

9. Investment Transactions

Total purchases of investments for the year ended March 31, 2019 amounted to $1,415,705,740. Total distribution proceeds from sale, redemption, or other disposition of investments for the year ended March 31, 2019 amounted to $677,104,794. Total purchases and sales of short-term investments amounted to $871,370,048 and $899,915,715, respectively, for the year ended March 31, 2019. The cost of investments for U.S. federal income tax purposes is adjusted for items of taxable income allocated to the Fund from such investments. The Fund relies upon actual and estimated tax information provided by the managers of the investments as to the amounts of taxable income allocated to the Fund as of March 31, 2019.

10. Indemnification

In the normal course of business, the Fund may enter into contracts that provide general indemnification. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund under such agreements, and therefore cannot be established; however, based on management’s experience, the risk of loss from such claims is considered remote.

11. Commitments

As of March 31, 2019, the Fund had funded $4,671,456,407 or 84.5% of the $5,531,340,642 of its total commitments to Private Equity Investments. With respect to its (i) Direct Investments it had funded $3,458,391,653 of $3,541,663,587 in total commitments, (ii) Secondary Investments it had funded $666,664,917 of $727,964,141 in total commitments, and (iii) Primary Investments it had funded $546,399,837 of $1,261,712,914 in total commitments, in each case, as of March 31, 2019.

12. Risk Factors

An investment in the Fund involves significant risks, including industry risk, liquidity risk, interest rate risk and economic conditions risk, that should be carefully considered prior to investing and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment. The Fund invests substantially all of its available capital in Private Equity Investments. Typically, these investments are in restricted securities that are not traded in public markets and subject to substantial holding periods, so that the Fund may not be able to resell some of its holdings for extended periods, which may be several years. The Fund may have a concentration of investments in a particular industry or sector. Investment performance of the sector may have a significant impact on the performance of the Fund. The Fund’s investments are also subject to the risk associated with investing in private equity securities. The investments in private securities are illiquid, can be subject to various restrictions on resale, and there can be no assurance that the Fund will be able to realize the value of such investments in a timely manner. Private Equity Fund Investments are generally closed-end private equity partnerships with no right to withdraw prior to the termination of the partnership. The frequency of withdrawals is dictated by the governing documents of the Private Equity Fund Investments. As a consequence of the inherent uncertainty in valuation, the estimated values may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2019 (continued)

12. Risk Factors (continued)

Investments in Fund Units provide limited liquidity because Members will not be able to redeem Units on a daily basis because the Fund is a closed-end fund. Therefore, an investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of Units and should be viewed as a long-term investment. No guarantee or representation is made that the Fund’s investment objective will be met.

13. Tax Information

Distributions to shareholders are recorded on ex-dividend date. Income dividends and gain distributions are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. Certain capital accounts in the financial statements have been adjusted for permanent book- tax differences. These adjustments have no impact on net asset values or results of operations.

The tax year of the Fund is the 12-month period ending on October 31.

For the tax year ended October 31, 2018, the Fund’s aggregate investment unrealized appreciation and depreciation based on cost for U.S. federal income tax purposes were as follows:

	Investments	Forward Foreign Currency Contracts
Tax Cost	$3,599,298,417	$464,277,457
Gross unrealized appreciation	194,067,825	6,576,973
Gross unrealized depreciation	(42,048,723)	—
Net unrealized investment appreciation	$152,019,102	$6,576,973

For the tax year ended October 31, 2018, the Fund made the following permanent book tax differences and reclassifications:

Paid in capital excess of par value	$59,027,556
Distributions in excess of net investment income	(81,129,286)
Accumulated realized gain (loss)	22,101,730

For the tax year ended October 31, 2018, the Fund’s tax year end components of distributable earnings on a tax basis are as follows:

Undistributed Ordinary Income	$—
Net Tax Appreciation/(Depreciation)	151,896,594
Undistributed Capital Gains	156,013,961

The tax character of distributions for the tax years ended October 31, 2018 and 2017, was as follows:

	2018	2017
Ordinary income	$30,949,983	$76,374,147
Long-term capital gains	170,117,939	68,863,304

ASC Topic 740, “Accounting for Uncertainty in Income Taxes” (“ASC 740”) provides guidance on the accounting for and disclosure of uncertainty in tax position. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Based on its analysis of its tax position for all open tax years (the current and prior years, as applicable), the Adviser has concluded that the Fund does not have any uncertain tax positions that met the recognition or measurement criteria of ASC 740. Such open tax years remain subject to examination and adjustment by tax authorities.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2019 (continued)

14. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund and determined that there were no subsequent events that require disclosure in the consolidated financial statements.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Fund Expenses — for the period from October 1, 2018 through March 31, 2019 (Unaudited)

Example: As a Member, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1 fees); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The actual and hypothetical expense Examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the year ended March 31, 2019.

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the Members reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemptions or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During the Period*	Annualized Net Expense Ratio**
Actual
Class A Units	$1,000.00	$1,041.40	$20.00	3.93%
Class I Units	$1,000.00	$1,045.10	$16.32	3.20%

	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During the Period*	Annualized Net Expense Ratio**
Hypothetical (5% annual return before expenses)
Class A Units	$1,000.00	$1,005.30	$19.65	3.93%
Class I Units	$1,000.00	$1,009.00	$16.03	3.20%

*

Expenses are calculated using to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per unit determined at the opening of business on October 1, 2018.

**	Annualized ratio of expenses to average net assets for the period from October 1, 2018 through March 31, 2019. The expense ratio includes the effect of expenses waived or reimbursed by the Adviser.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Fund Management (Unaudited)

INDEPENDENT MANAGERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS** HELD BY MANAGER	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY MANAGER***
James F. Munsell Year of Birth: 1941 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas, 37th Floor New York, NY 10036	Chairman and Manager	Since inception	Senior Counsel, Cleary Gottlieb Steen & Hamilton LLP (2001-Present); Senior Managing Director, Brock Capital Group LLC (2008-Present).	2
Robert J. Swieringa Year of Birth: 1942 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas, 37th Floor New York, NY 10036	Manager	Since inception	Professor of Accounting, S.C. Johnson Graduate School of Management at Cornell University (1997-2015); Professor Emeritus of Accounting, S.C. Johnson Graduate School of Management at Cornell University (2015-Present); Director, The General Electric Company (2002-2016).	2
Lewis R. Hood, Jr.**** Year of Birth: 1956 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Manager	Since October 2017	Retired; Managing Director and Chief Investment Officer (CIO Emeritus from 2014), ERISA Plans, Prudential Insurance Company of America (2002-2015).	2
Stephen G. Ryan**** Year of Birth: 1959 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Manager	Since October 2017	Professor of Accounting, Stern School of Business, New York University (1995-Present).	2

*	Each Manager serves an indefinite term, until his or her successor is elected.

**

Includes any company with a class of securities registered pursuant to Section 12 of the Exchange Act of 1934, as amended (the “Exchange Act”) or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the Investment Company Act.

***	The Fund Complex consists of Partners Group Private Equity (Master Fund), LLC and Partners Group Private Income Opportunities, LLC.

****	Served as a Special Advisor to the Board from December 2016 to October 2017. Special Advisors to the Board attended meetings of the Board and acted as non-voting participants.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Fund Management (Unaudited) (continued)

INTERESTED MANAGERS AND OFFICERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS** HELD BY MANAGER	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY MANAGER***
Robert Collins**** Year of Birth: 1976 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas, 37th Floor New York, NY 10036	Manager, President	Indefinite length—since September 2016 as Manager and since September 2014 as President	Managing Director, Partners Group (2012–Present); Partners Group (2005–Present).	2
Justin Rindos Year of Birth: 1984 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas, 37th Floor New York, NY 10036	Chief Financial Officer	Indefinite length—since September 2014	Senior Vice President, Partners Group (2017–Present); Partners Group (2010–Present).	2
Brian Kawakami Year of Birth: 1950 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas, 37th Floor New York, NY 10036	Chief Compliance Officer	Indefinite length—since December 2013	Partner, Ascendant Compliance Management, Inc. (2009–2015); Manager, Brian Kawakami LLC (2015–Present).	2
Oliver Jimenez Year of Birth: 1972 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas, 37th Floor New York, NY 10036	Secretary	Indefinite length—since September 2014	Senior Vice President, Partners Group (2014–Present); Chief Compliance Officer, Partners Group (USA) Inc. (2014–Present); Partners Group (2014–Present); Chief Compliance Officer, Platinum Management (2007–2014).	2

*	Each Manager serves an indefinite term, until his or her successor is elected.

**

Includes any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the Investment Company Act.

***	The Fund Complex consists of Partners Group Private Equity (Master Fund), LLC and Partners Group Private Income Opportunities, LLC.

****	Mr. Collins is deemed an “interested person” of the Fund due to his position as a Managing Director of the Adviser.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Other Information (Unaudited)

Proxy Voting

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Fund’s Form N-PX filing is available: (i) without charge, upon request, by calling 1-877-748-7209 or (ii) by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q (or as an exhibit to its reports on Form N-Q’s successor form, Form N-PORT). The Fund’s Forms N-Q and Forms N-PORT are available on the SEC’s website at www.sec.gov.

Federal Tax Information

For the tax year ended October 31, 2018, the amount of long-term capital gains designated by the Fund was $170,117,939.

Approval of Investment Management Agreement

At a meeting of the Board held on December 13, 2018, the Board, including a majority of the Independent Managers, approved by a unanimous vote the continuation of the Second Amended and Restated Investment Management Agreement (the “Agreement”).

In advance of the meeting, the Independent Managers requested and received extensive materials from the Adviser to assist them in considering the approval of the Agreement. The materials provided by the Adviser included detailed comparative information relating to the performance, advisory fees and other expenses of the Fund.

The Board engaged in a detailed discussion of the materials with management of the Adviser. The Independent Managers then met separately with independent counsel to the Independent Managers for a full review of the materials. Following this session, the full Board reconvened and after further discussion determined that the information presented provided a sufficient basis upon which to approve the Agreement.

Discussion of Factors Considered

The Independent Managers considered, among other things: (1) the nature and quality of the advisory services rendered, including, the complexity of the services provided; (2) the experience and qualifications of the personnel that provide such services; (3) the fee structure and the expense ratios in relation to those of other investment companies having comparable investment policies and limitations; (4) the direct and indirect costs incurred by the Adviser and its affiliates in performing advisory services for the Fund, the basis of determining and allocating these costs, and the profitability to the Adviser and its affiliates in performing such services; (5) possible economies of scale arising from any anticipated growth of the Fund and the extent to which these would be passed on to the Fund; (6) other compensation or possible benefits to the Adviser and its affiliates arising from their advisory and other relationships with the Fund; (7) possible alternative fee structures or bases for determining fees; (8) the fees charged by the Adviser and other investment advisers to similar clients and in comparison to industry fees for similar services; and (9) possible conflicts of interest that the Adviser may have with respect to the Fund.

The Independent Managers concluded that the nature, extent and quality of the services provided by the Adviser to the Fund is appropriate and consistent with the terms of the limited liability company agreement of the Fund, that the quality of those services is consistent with industry norms and that the Fund benefits from the Adviser’s management of the Fund’s investment program.

The Independent Managers noted that the performance of the Fund had been positive since inception and had lower volatility than public markets.

The Independent Managers also concluded that the Adviser had sufficient personnel with the appropriate education and experience to serve the Fund effectively and has demonstrated its continuing ability to attract and retain qualified personnel. The Independent Managers noted that the Adviser is part of a larger investment advisory group that advises other funds and individual investors with respect to private equity investments and that relationship may make available to the Fund investment opportunities that would not be available to the Fund if the Adviser was not the Fund’s investment adviser.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Other Information (Unaudited) (continued)

The Independent Managers considered the costs of the services provided by the Adviser, and the compensation and benefits received by the Adviser in providing services to the Fund. The Independent Managers reviewed the financial statements of the Adviser and the Adviser’s parent and a profitability analysis of the Adviser, considered any direct or indirect revenues that could be received by affiliates of the Adviser, and concluded that the Adviser’s fees and profits were reasonable in relation to the nature and quality of the services provided to the Fund, taking into account the fees charged by other advisers for managing comparable funds. The Independent Managers also concluded that the overall expense ratio of the Fund were reasonable, taking into account the size of the Fund and the quality of services provided by the Adviser.

The Independent Managers considered the extent to which economies of scale could be realized and whether fee levels would reflect those economies, noting that as the Fund grows, economies of scale would be realized.

The Independent Managers considered all factors and no one factor alone was deemed dispositive.

Conclusion

The Independent Managers, separately, and the Board as a whole, determined that the information presented provided a sufficient basis upon which to approve the Agreement and that the compensation and other terms of the Agreement were in the best interests of the Fund and its members.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Other Information (Unaudited) (continued)

Privacy Policy

FACTS	WHAT DOES PARTNERS GROUP PRIVATE EQUITY (MASTER FUND), LLC DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Partners Group Private Equity (Master Fund), LLC chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Partners Group Private Equity (Master Fund), LLC share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share
For our affiliates to market to you	No	We do not share
For nonaffiliates to market to you	No	We do not share

Questions?	Call 1-877-748-7209

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Other Information (Unaudited) (continued)

Privacy Policy (continued)

What we do
How does Partners Group Private Equity (Master Fund), LLC protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Partners Group Private Equity (Master Fund), LLC collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

European Union’s General Data Protection Regulation

In addition to the above information, where applicable, you have the following rights under the European Union’s General Data Protection Regulation (“GDPR”) and U.S. Privacy Laws, as applicable and to the extent permitted by law, to

● Check whether we hold personal information about you and to access such data (in accordance with our policy)

● Request the correction of personal information about you that is inaccurate

● Have a copy of the personal information we hold about you provided to you or another “controller” where technically feasible

● Request the erasure of your personal information

● Request the restriction of processing concerning you

The legal grounds for processing of your personal information is for contractual necessity and compliance with law.

If you wish to exercise your rights, please contact:

Partners Group Private Equity (Master Fund), LLC

1114 Avenue of the Americas

37th Floor

New York, New York 10036

Attn: Chief Compliance Officer

You are required to ensure the personal information we hold about you is up-to-date and accurate and you must notify us of any changes to the personal data you provided to us.

Partners Group Private Equity (Master Fund), LLC

(a Delaware Limited Liability Company)

Other Information (Unaudited) (continued)

Privacy Policy (continued)

We retain your personal information for a period of at least five (5) years from the date on which you first invested in the Partners Group Private Equity (Master Fund), LLC for which personal data was provided or the date when you fully redeemed your investment. Thereafter, your personal information will be deleted (or otherwise erased or de-identified) any such personal data except as required or permitted by applicable law or regulation.

You also have the right to lodge a complaint with the appropriate regulatory authority with respect to issues you may have.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include companies with a Partners Group name, such as Partners Group (USA) Inc., investment adviser to the Fund and other funds, and Partners Group AG.

Controller

“Controller” means the natural or legal person, public authority, agency or other body which, alone or jointly with others, determines the purposes and means of the processing of personal data; where the purposes and means of such processing are determined by European Union or European Member State law, the controller or the specific criteria for its nomination may be provided for by European Union or European Member State law.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● Partners Group Private Equity (Master Fund), LLC does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Partners Group Private Equity (Master Fund), LLC does not jointly market.

PARTNERS GROUP PRIVATE EQUITY (MASTER FUND), LLC	Appendix A

(this page has been left blank intentionally)

www.partnersgroup.com

PART C:

OTHER INFORMATION

Partners Group Private Equity (Master Fund), LLC (the “Registrant”)

Item 25. Financial Statements and Exhibits

(1)	Financial Statements:

Financial Statements are included in the Statement of Additional Information filed herein.

(2)	Exhibits

(a)(1)	See Appendix A.

(a)(2)	Certificate of Limited Liability Company is incorporated by reference to Exhibit (a)(2) of the Registrant’s Registration Statement as previously filed on October 7, 2008.

(b)	Not applicable.

(c)	Not applicable.

(d)	Refer to Exhibit (a)(1).

(e)	Not applicable.

(f)	Not applicable.

(g)	Second Amended and Restated Investment Management Agreement is incorporated by reference to Exhibit (g) of the Registrant’s Registration Statement as previously filed on December 30, 2016.

(h)(1)	Form of Distribution Agreement is filed herewith.

(h)(2)	Distribution and Services Plan is incorporated by reference to Exhibit (h)(2) of the Registrant’s Registration Statement as previously filed on December 30, 2016.

(i)	Not applicable.

(j)	Master Custodian Agreement is incorporated by reference to Exhibit (j) of the Registrant’s Registration Statement as previously filed on December 30, 2016.

(k)(1)	Amended and Restated Master Administration Agreement is incorporated by reference to Exhibit (k)(1) of the Registrant’s Registration Statement as previously filed on December 30, 2016.

(k)(2)	Transfer Agency and Service Agreement is incorporated by reference to Exhibit (k)(2) of the Registrant’s Registration Statement as previously filed on December 30, 2016.

(k)(3)	Expense Limitation and Reimbursement Agreement is incorporated by reference to Exhibit (k)(3) of the Registrant’s Registration Statement as previously filed on December 30, 2016.

(l)	Consent of Drinker Biddle & Reath LLP is filed herewith.

(m)	Not applicable.

(n)	Consent of auditor is filed herewith.

(o)	Not applicable.

(p)	Form of Subscription Agreement is filed herewith.

(q)	Not applicable.

(r)(1)	Code of Ethics of the Registrant is incorporated by reference to Exhibit (r)(1) of the Registrant’s Registration Statement as previously filed on February 27, 2009.

(r)(2)	Code of Ethics of Partners Group (USA) Inc. is incorporated by reference to Exhibit (r)(2) of the Registrant’s Registration Statement as previously filed on December 30, 2016.

(s)	Powers of Attorney are incorporated by reference to Exhibit (s) of the Registrant’s Registration Statement as previously filed on December 17, 2018.

Item 26. Marketing Arrangements

Not applicable.

Item 27. Other Expenses of Issuance and Distribution of Securities Being Registered

All figures are estimates:

Registration fees	$220,060
Legal fees	$60,000
Printing fees	$25,000
Blue Sky fees	$30,000
Accounting fees	$30,000
Total	$365,060

Item 28. Persons Controlled by or Under Common Control With Registrant

The Board of Managers of Partners Group Private Equity (Master), LLC (the “Master Fund”) and Partners Group Private Equity, LLC (the “Fund”) is identical to the board of managers of certain other pooled investment vehicles (“Other Funds”) that invest in the Master Fund. In addition, the officers of the Other Funds are substantially identical. Nonetheless, the Fund takes the position that it is not under common control with the Other Funds since the power residing in the respective boards and officers arises as a result of an official position with the respective funds.

Item 29. Number of Holders of Securities

Title of Class	Number of Record Holders*
Shares of Limited Liability Company Interests
Class A	11,228
Class I	6,696
*	As of September 1, 2019.

Item 30. Indemnification

Section 3.7 of the LLC Agreement states:

Indemnification.

(a) To the fullest extent permitted by law, the Fund shall, subject to Section 3.7(b) hereof, indemnify each Manager, former Manager, officer and former officer of the Fund (including for this purpose their executors, heirs, assigns, successors or other legal representatives) from and against all losses, charges, claims, expenses, assessments, damages, costs and liabilities (collectively, “Losses”), including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees and disbursements, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Manager or officer of the Fund, as applicable, or the past or present performance of services to the Fund by such indemnitee, except to the extent such Losses shall have been finally determined in a non-appealable decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance or gross negligence involved in the conduct of such indemnitee’s office. The rights of indemnification provided under this Section 3.7 shall not be construed so as to provide for indemnification of an indemnitee for any Losses (including any liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.7 to the fullest extent permitted by law. Any manager of the Fund appointed by the Organizational Member prior to the effectiveness of this Agreement shall be deemed to be a “Manager” for purposes of this Section 3.7.

(b) Expenses, including reasonable counsel fees and disbursements, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), shall be paid or reimbursed by the Fund in advance of the final disposition of any such action, suit, investigation or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Fund amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under Section 3.7(a) hereof.

(c) Any indemnification or advancement of expenses made pursuant to this Section 3.7 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a final decision on the merits of any court of competent jurisdiction in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Fund or its Members by reason of willful misfeasance or gross negligence involved in the conduct of such indemnitee’s office.

(d) As to the disposition of any action, suit, investigation or proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to the Fund or its Members by reason of willful misfeasance or gross negligence involved in the conduct of such indemnitee’s office, indemnification shall be provided pursuant to Section 3.7(a) hereof if (i) approved by a majority of the Managers (excluding any Manager who is seeking indemnification hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee acted in good faith and in the reasonable belief that the actions or omissions in question were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance or gross negligence involved in the conduct of such indemnitee’s office, or (ii) the Board of Managers secures a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnitee acted in good faith and in the reasonable belief that the actions or omissions in question were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance or gross negligence involved in the conduct of such indemnitee’s office.

(e) In any suit brought by an indemnitee to enforce a right to indemnification under this Section 3.7 it shall be a defense that, and in any suit in the name of the Fund to recover any indemnification or advancement of expenses made pursuant to this Section 3.7 the Fund shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in this Section 3.7. In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 3.7, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.7 shall be on the Fund (or any Member acting derivatively or otherwise on behalf of the Fund or its Members).

(f) An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.7 or to which he, she or it may otherwise be entitled except out of the assets of the Fund, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

(g) The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this Section 3.7 shall affect the power of the Fund to purchase and maintain liability insurance on behalf of any Manager, officer of the Fund or other person.

(h) To the extent permitted by applicable law, the Adviser, the Placement Agent and the Administrator, and any other party serving as the investment adviser, the placement agent or administrator of the Fund or providing other services to the Fund shall be entitled to indemnification from the Fund upon such terms and subject to such conditions and exceptions, and with such entitlement to have recourse to the assets of the Fund with a view to meeting and discharging the cost thereof as may be provided under the Investment Management Agreement, the Placement Agent Agreement, the Administration Agreement or any agreement between any such party and the Fund.

In addition, the Fund’s various agreements with its service providers provide for indemnification.

Item 31. Business and Other Connections of Investment Adviser

Information as to the directors and officers of the Master Fund’s Adviser, Partners Group (USA) Inc. (the “Adviser”) together with information as to any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each director, executive officer, managing member or partner of the Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, managing member, partner or trustee, is included in its Form ADV as filed with the Securities and Exchange Commission (File No. 801-68463), and is incorporated herein by reference.

Item 32. Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained at the offices of (1) the Registrant, (2) the Registrant’s Administrator, and (3) the Registrant’s counsel. The address of each is as follows:

1.	Partners Group Private Equity, LLC c/o Partners Group (USA) Inc.
1114 Avenue of the Americas, 37th Floor
New York, NY 10036

2.	State Street Bank and Trust Company 100 Summer Street Boston, MA 02111

3.	Drinker Biddle & Reath LLP One Logan Square, Ste. 2000 Philadelphia, PA 19103-6996

Item 33. Management Services

Not applicable.

Item 34. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York in the State of New York on the 4th day of October, 2019.

Partners Group Private Equity (Master Fund), LLC

By:	/s/ Robert Collins
	Name:	Robert Collins
	Title:	President

By:	/s/ Justin Rindos
	Name:	Justin Rindos
	Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

/s/ Robert Collins	Manager, President	October 4, 2019
Robert Collins
/s/ Justin Rindos	Chief Financial Officer	October 4, 2019
Justin Rindos
*James F. Munsell	Chairman and Manager	October 4, 2019
*James F. Munsell
*Robert J. Swieringa	Manager	October 4, 2019
*Robert J. Swieringa
*Lewis R. Hood, Jr.	Manager	October 4, 2019
*Lewis R. Hood, Jr.
*Stephen G. Ryan	Manager	October 4, 2019
*Stephen G. Ryan

*By:	/s/ Robert Collins
Robert Collins
Attorney-in-fact (pursuant to power of attorney)

Exhibit Index

(h)(1)	Form of Distribution Agreement

(l)	Consent of Drinker Biddle & Reath LLP

(n)	Consent of PricewaterhouseCoopers LLP

(p)	Form of Subscription Agreement